Registration Nos. 333-109483

811-21438

SECURITIES AND EXCHANGE COMMISSION

100 F Street, N.E.

Room 1680

WASHINGTON, D.C. 20549

202-551-5850

Post-Effective Amendment No. 18 to

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

(Check appropriate box or boxes)

THE GUARDIAN SEPARATE ACCOUNT R

(Exact Name of Registrant as Specified in Charter)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(Name of Depositor)

7 Hanover Square, New York, New York 10004

(Address of Principal Executive Offices)

Depositor’s Telephone Number: (212) 598-8359

RICHARD T. POTTER, JR., Senior Vice President and Counsel

The Guardian Insurance & Annuity Company, Inc.

7 Hanover Square

New York, New York 10004

(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on April 29, 2013 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of its securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required for such rule for the Registrant’s most recent fiscal year was filed on March 22, 2013.

VARIABLE ANNUITY PROSPECTUS	Securities Act of 1933 File No. 333-109483
April 29, 2013

THE GUARDIAN INVESTOR

ASSET BUILDER

THIS PROSPECTUS describes an Individual Flexible Premium Deferred Variable Annuity Contract. It contains important information that you should know before investing in the contract. Please read this prospectus carefully, and keep it for future reference.

The contract is issued by The Guardian Insurance & Annuity Company, Inc. (GIAC) through its Separate Account R (the Separate Account). This contract is an annuity contract and is a long-term investment vehicle designed for retirement purposes. It will also pay a death benefit if the annuitant dies before annuity payments begin.

The minimum initial premium payment is $2,000. Your premiums may be invested in up to 20 variable investment options or 19 variable investment options and the fixed-rate option. Special limits apply to transfers out of the fixed-rate option. The variable investment options invest in the mutual funds listed below. Some of these Funds may not be available in your state. You may request copies of the prospectuses for these Funds from your registered representative or by calling 1-800-221-3253. Please read the prospectuses carefully before investing.

•	RS Variable Products Trust
–	RS Large Cap Alpha Series VIP Series
–	RS S&P 500 Index VIP Series
–	RS High Yield VIP Series
–	RS Low Duration Bond VIP Series
–	RS Investment Quality Bond VIP Series
–	RS Money Market VIP Series
–	RS International Growth VIP Series
–	RS Emerging Markets VIP Series
–	RS Small Cap Growth Equity VIP Series
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II Shares)
–	Invesco V.I. Value Opportunities Fund (formerly known as Invesco Van Kampen V.I. Value Opportunities Fund)
–	Invesco V.I. American Franchise Fund (formerly known as Invesco Van Kampen V.I. American Franchise Fund)
–	Invesco V.I. Core Equity Fund
–	Invesco V.I. Government Securities Fund
–	Invesco V.I. Mid Cap Core Equity Fund
–	Invesco V.I. Growth and Income Fund (formerly known as Invesco Van Kampen V.I. Growth and Income Fund)
•	The Alger Portfolios (Class S Shares)
–	Alger Capital Appreciation Portfolio
•	AllianceBernstein Variable Product Series Fund, Inc. (Class B)
–	AllianceBernstein VPS Global Thematic Growth Portfolio
–	AllianceBernstein VPS Growth and Income Portfolio
–	AllianceBernstein VPS Large Cap Growth Portfolio
–	AllianceBernstein VPS Real Estate Investment Portfolio
–	AllianceBernstein VPS Value Portfolio
•	Davis Variable Account Fund, Inc.
–	Davis Financial Portfolio
–	Davis Real Estate Portfolio
–	Davis Value Portfolio
•	Fidelity Variable Insurance Products Funds (Service Class 2)
–	Fidelity VIP Balanced Portfolio
–	Fidelity VIP Contrafund® Portfolio
–	Fidelity VIP Equity-Income Portfolio
–	Fidelity VIP Growth Portfolio
–	Fidelity VIP Investment Grade Bond Portfolio
–	Fidelity VIP Mid Cap Portfolio
•	Franklin Templeton Variable Insurance Products Trust (Class 2 Shares)
–	Franklin Rising Dividends Securities Fund
–	Franklin Small Cap Value Securities Fund
–	Templeton Growth Securities Fund
•	Gabelli Capital Series Funds, Inc.
–	Gabelli Capital Asset Fund
•	MFS® Variable Insurance Trust (Service Class)
–	MFS Core Equity Series
–	MFS Growth Series
–	MFS Investors Trust Series
–	MFS New Discovery Series
–	MFS Research Bond Series
–	MFS Strategic Income Series
–	MFS Total Return Series
•	Value Line Centurion Fund
•	Value Line Strategic Asset Management Trust

A Statement of Additional Information about the contract and the Separate Account is available free of charge by writing to GIAC at its Customer Service Office, P.O. Box 26210, Lehigh Valley, Pennsylvania 18002, or by calling 1-800-221-3253. Its contents are noted on page 90 of this prospectus.

The Statement of Additional Information, which is dated April 29, 2013, is incorporated by reference into this prospectus.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view this Prospectus, Statement of Additional Information and other information.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus.

The contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, and the contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involves investment risk, including possible loss of the principal amount invested.

CONTENTS

This variable annuity contract may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus except for information in this prospectus or the statement of additional information or in any supplement thereto or in any supplemental sales material authorized by GIAC.

SUMMARY

SUMMARY

WHAT IS A VARIABLE ANNUITY CONTRACT?

A

VARIABLE ANNUITY CONTRACT allows you to accumulate tax-deferred savings which are invested in options that you choose. This is the accumulation period of the contract. On an agreed date, you will start receiving regular payments based on the accumulation value of your contract. This is the annuity period. The amount of the annuity payments will depend on earnings during the accumulation period, and afterward if you select a variable annuity option. That’s why this product is called a variable annuity.

HOW A VARIABLE ANNUITY WORKS

During the accumulation period, this contract allows you to allocate your net premium payments and accumulation value to as many as 20 variable investment options, or 19 variable investment options and the fixed-rate option.

When you allocate your premiums to the variable investment options, you bear the risk of any investment losses. No assurance can be given that the value of the contract during the accumulation period, or the total amount of annuity payments made under the contract, will equal or exceed the net premium payments allocated to the variable investment options. When you allocate your net premium payments to the fixed-rate option, the contract guarantees that they will earn a minimum rate of interest and the investment risk is borne by GIAC.

GIAC has established a Separate Account to hold the variable investments in its annuity contracts. The Separate Account has 43 investment divisions, corresponding to 43 variable investment options, each of which invests in a mutual fund. Your net premiums are used to buy accumulation units in the investment divisions you have chosen, or are allocated to the fixed-rate option.

The total value of your contract’s investment in the investment divisions and in the fixed-rate option is known as the accumulation value. It’s determined by multiplying the number of variable accumulation units credited to your account in each investment division by the current value of the division’s units, and adding your value in the fixed-rate option.

The value of units in a variable investment division reflects the investment experience within the division. The value of units in the fixed-rate option reflects interest accrued at a rate not less than the guaranteed minimum specified in the contract. For a complete explanation, please see Financial information: How we calculate unit values.

THE ANNUITY PERIOD

Annuity payments under this contract must begin no later than the annuitant’s 90th birthday. Distributions under the contract are taxable, and if you take money out of the contract before age 59 1/2, you may also incur a 10% Federal tax penalty on amounts included in your income. You may select one or a combination of annuity payout options under the contract:

•	Life annuity without a guaranteed period

•	Life annuity with a guaranteed period

•	Joint and survivor annuity

•	Payments to age 100

•	Payments for a period certain

•	10-year guaranteed period

These payout options are available on either a variable or fixed-rate basis. Please see The annuity period.

OTHER CONTRACT FEATURES

Transfers among investment options

You can make transfers among the variable investment options at any time, although such transfers may be severely restricted in an effort to protect against potential harm from frequent transfers. Please see Frequent Transfers Among the Variable Investment Options. Transfers to and from the fixed-rate option are only permitted during the accumulation period. Certain restrictions apply to transfers out of the fixed-rate option. Transfers must also comply with the rules of any retirement plan that apply. Please see The accumulation period: Transfers.

Death benefits

If you, or another person named as the annuitant, should die before annuity payments begin, then we pay a death benefit to the beneficiary. You also have the option of purchasing one of three enhanced death benefit riders that may provide a greater death benefit. Please see Other contract features: Death benefits.

Optional riders

You also have the option to purchase other riders to provide additional benefits. DecadeSM, the living

Payout options

Annuity payout options are available on either a variable or fixed-rate basis.

SUMMARY	PROSPECTUS	1

benefit rider, provides that your contract value on the tenth anniversary is at least equal to your initial premium payment (adjusted for any partial withdrawals), provided you comply with certain rules. The earnings benefit rider may in certain circumstances increase the death benefit payable upon the annuitant’s death if your contract earnings exceed your adjusted premium payments. The guaranteed minimum income benefit rider establishes a guaranteed income base that can be used to provide a guaranteed minimum income annuity benefit regardless of the investment performance of the contract. The guaranteed lifetime withdrawal benefit rider provides a guaranteed minimum withdrawal amount regardless of the investment performance of the contract. Please note that if you choose the living benefit rider or the guaranteed lifetime withdrawal benefit rider you must invest your premium payments and contract value in accordance with the allocation models described in those riders. In addition, if you choose the guaranteed lifetime withdrawal benefit rider, withdrawals in excess of the guaranteed withdrawal amount provided for under this rider can have adverse consequences. Please refer to Other contract features for more information.

Surrenders and partial withdrawals

At any time during the accumulation period, you may withdraw some or all of the amount you have saved in the contract. Taking out all you have saved is known as a surrender; taking out part of your savings is a partial withdrawal. A contingent deferred sales charge may apply to both surrenders and partial withdrawals. Once annuity payments begin, surrenders and partial withdrawals are only available with the Payments to age 100 or the Payments for a period certain annuity payout options. Please see The accumulation period: Surrenders and partial withdrawals. Surrenders from qualified plans may be restricted or forbidden by the plan document and may have negative tax consequences.

EXPENSES

The following are expenses that you will incur as a contract owner:

•	Operating expenses for mutual funds comprising the variable investment options

Management fees, 12b-1 fees, and other expenses associated with the Funds you may pay while owning the contract ranged from 0.41% to 1.53% in

2012, but may be different in the future. Actual charges will depend on the variable investment options you select. We reserve the right to collect any redemption fee imposed by any Fund or if required by any regulatory authority.

•	Mortality and expense risk charges

1.25% annually of the net asset value of your variable investment options.

•	Administrative expenses

0.20% annually of the net asset value of your variable investment options.

•	Contract fee

An annual fee of $35, if the accumulation value in your contract is less than $100,000 on your contract’s anniversary date.

The following are expenses that you may incur as a contract owner:

•	Contingent deferred sales charges

A charge of 2% to 8% against any amount that you withdraw that has been in your contract for less than seven years. The actual amount will depend on the number of years the amount has been invested.

•	Enhanced death benefit expense

If you choose this benefit, the annual expense is 0.20%, 0.25% or 0.30% of the net asset value of your variable investment options, depending on the rider chosen.

•	Living benefit rider expense

If you choose this rider, you will pay a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options.

•	Earnings benefit rider expense

If you choose this rider, you will pay a daily charge at an annual rate of 0.25% of the net asset value of your variable investment options.

•	Guaranteed minimum income benefit rider expense

If you choose this rider, you will pay an annual charge of 0.50% of the guaranteed income base at the time the charge is deducted on each rider anniversary and upon termination of the rider.

2	PROSPECTUS	SUMMARY

•	Guaranteed lifetime withdrawal benefit rider expense

If you choose this rider, you will pay an annual charge ranging from 0.65% to 2.10% of the adjusted guaranteed withdrawal balance at the time the charge is deducted on each contract anniversary and prior to payment of any death benefit or the annuitization of the contract, depending on the option chosen. The maximum expense range for these riders is 1.00% to 4.00%, depending on the option chosen.

•	Annuity taxes

A tax on premiums or annuity payments, applicable in some states and municipalities only, that currently range up to 3.5% of premiums paid to the contract.

•	Partial withdrawal charge

During the annuity period, if you choose Fixed Annuity Payments to Age 100, Variable Annuity Payments to Age 100 or Payments for a Period Certain as an annuity payout option and you make more than one partial withdrawal in a calendar quarter, you will pay an administrative charge equal to the lesser of $25 or 2% of the amount of the partial withdrawal.

DECIDING TO PURCHASE A CONTRACT

You should consider purchasing a variable annuity contract if your objective is to invest over a long period of time and to accumulate assets on a tax-deferred basis, generally for retirement. A tax-deferred accrual feature is provided by any tax-qualified arrangement. Therefore, you should have reasons other than tax deferral for purchasing the contract to fund a tax-qualified arrangement. Pursuant to new tax regulations, starting January 1, 2009 the contract is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) contracts. You have the right to examine the contract and return it for cancellation within 10 to 30 days of receiving it, depending on the state where you live. (If this contract is a replacement for another contract, you may have 30 to 60 days to examine the contract and return it for cancellation.) This is known as the free-look period. If you exercise this free-look privilege, and you live in a state that does not require us to return premiums paid, you will bear the risk of any decline in your contract’s value during the free-look period. Because the laws and regulations that govern the contract vary among the jurisdictions where the contract is sold, some of the contract’s terms will vary depending on where you live. Please check your contract carefully for specific terms and conditions.

We sell other variable annuity contracts with other features and charges. Please contact us if you would like more information.

SUMMARY	PROSPECTUS	3

EXPENSE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value among investment options. State premium taxes may also be deducted.*

CONTRACT OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchases:	None
Contingent Deferred Sales Charge	8% declining annually[1]
Number of contract years completed from the date of premium payment	Contingent deferred sales charge percentage
0	8%
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7+	0% and thereafter
Transfer Fee:	$25 for each transfer (currently, none)

* If you reside in a state that requires us to deduct a premium tax, this tax can range from 0.5% to 3.5% of the contract accumulation value, depending on the state requirements.

1 The contingent deferred sales charge is assessed on premiums withdrawn that have been in your contract for less than seven contract years. You may withdraw in each contract year, without a deferred sales charge, a sum equal to the following: (i) the excess of value in your contract over the unliquidated premiums that have been in the contract for less than seven years on the date of withdrawal; plus (ii) 10% of premium payments that have been in the contract for less than seven years minus the aggregate amount of all prior free partial withdrawals of such premium payments made during the current contract year.

There is a partial withdrawal charge that applies to partial withdrawals during the annuity period in excess of one per quarter. This charge is the lesser of $25 or 2% of the partial withdrawal amount. Partial withdrawals are only available during the annuity period if you choose one of the two payments to 100 annuity payout options or the period certain annuity payout option.

Expenses

The tables will assist you in understanding the various costs and expenses of the Separate Account and its underlying Funds that you will bear directly or indirectly. See Financial Information –Contract costs and expenses. Fund prospectuses provide a more complete description of the various costs and expenses of the underlying variable investment options. Premium taxes may apply.

4	PROSPECTUS	EXPENSE TABLES

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the fees and expenses of the underlying mutual funds associated with the variable investment options.

Annual Contract Fee:	$35.00*
*	The annual contract fee may be lower where required by state law.

SEPARATE ACCOUNT LEVEL ANNUAL EXPENSES

(as a percentage of daily net asset value)

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued on or after December 26, 2006 – available in New York state only)	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

	Contracts with no rider benefits	Contracts with 7 yr EDB	Contracts with CAEDB	Contracts with GMDB	Contracts with LB or EB	Contracts with LB and EB	Contracts with 7 yr EDB and LB or EB	Contracts with 7 yr EDB LB and EB	Contracts with CAEDB and LB or EB	Contracts with CAEDB LB and EB	Contracts with GMDB and LB or EB	Contracts with GMDB, LB and EB
Mortality & Expense Risk Charge	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Other Separate Account Fees
• Administrative Charge	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
• Charges for Additional Optional Riders
– 7 year Enhanced Death Benefit (7yr EDB)	0.00%	0.20%	0.00%	0.00%	0.00%	0.00%	0.20%	0.20%	0.00%	0.00%	0.00%	0.00%
– Contract Anniversary Enhanced Death Benefit (CAEDB)	0.00%	0.00%	0.25%	0.00%	0.00%	0.00%	0.00%	0.00%	0.25%	0.25%	0.00%	0.00%
– Guaranteed Minimum Death Benefit (GMDB)	0.00%	0.00%	0.00%	0.30%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.30%	0.30%
– Living Benefit (LB)}	0.00%	0.00%	0.00%	0.00%	0.25%	0.50%	0.25%	0.50%	0.25%	0.50%	0.25%	0.50%
– Earnings Benefit (EB)
Subtotal Other Separate Account Fees	0.20%	0.40%	0.45%	0.50%	0.45%	0.70%	0.65%	0.90%	0.70%	0.95%	0.75%	1.00%
Total Separate Account Level Annual Expenses	1.45%	1.65%	1.70%	1.75%	1.70%	1.95%	1.90%	2.15%	1.95%	2.20%	2.00%	2.25%

FEES FOR OPTIONAL RIDERS DEDUCTED FROM ACCUMULATION VALUE

Annual Guaranteed Minimum Income Benefit Rider Fee (as a percentage of the guaranteed income base†):	0.50%
†	Please see the (Guaranteed Minimum Income Benefit (GMIB) Rider section of this prospectus for a definition of “guaranteed income base.”

EXPENSE TABLES	PROSPECTUS	5

Annual Rider Fees for Guaranteed Lifetime Withdrawal Benefit (GLWB) Options (as a percentage of the adjusted guaranteed withdrawal balance):

	Single	Single w/ Death Benefit	Spousal	Spousal w/ Death Benefit
Guardian Target 300 (not available in New York) maximum**	2.50%	3.00%	3.50%	4.00%

current**	1.20%	1.70%	1.60%	2.10%
Guardian Target 200 (not available in New York) maximum**	2.50%	3.00%	3.50%	4.00%

current**	0.95%	1.45%	1.25%	1.75%
Guardian Target Future (available only in New York) maximum**	2.50%	3.00%	N/A	N/A

current**	0.75%	1.25%	N/A	N/A
Guardian Target Now (available in all states except for spousal option which is not available in New York) maximum**	1.00%	1.50%	2.00%	2.50%

current**	0.65%	1.15%	0.85%	1.35%
**	The current charge for this rider ranges from 0.65% to 2.10%, depending on the rider chosen. We reserve the right to increase the charge to a maximum ranging from 1.00% to 4.00%, depending on the rider chosen, if the guaranteed withdrawal balance is stepped up to equal the accumulation value of the contract. The definition of “adjusted guaranteed withdrawal balance” for the GLWB rider options is the greater of the total premium payments made under the contract or the guaranteed withdrawal balance on the preceding day plus any increase as a result of the application of the annual minimum guarantee or cumulative guarantee. Please see the Guaranteed Minimum Withdrawal Benefit Riders section of this prospectus for more information.

The next item shows the lowest and highest total operating expenses charged by the mutual fund companies for the last completed fiscal year. Expenses may be different in the future. More detail concerning fees and expenses is contained in the prospectus for each underlying mutual fund.

TOTAL ANNUAL UNDERLYING MUTUAL FUND OPERATING EXPENSES

(expenses that are deducted from the assets of the underlying mutual funds including management fees, distribution and/or service (12b-1) fees, and other expenses)

	Lowest	Highest
Total Annual Underlying Mutual Fund Operating Expenses (before applicable waivers and reimbursements)***	0.41%	1.53%

The fee and expense information regarding the underlying mutual funds was provided by those mutual funds and has not been independently verified by GIAC.

***	“Total Annual Underlying Mutual Fund Operating Expenses” are expenses for the fiscal year ending December 31, 2012. It is important for contractowners to understand that a decline in the underlying mutual funds’ average net assets during the current fiscal year as a result of market volatility or other factors could cause the funds’ expense ratios for the funds’ current fiscal year to be higher than the expense information presented.

6	PROSPECTUS	EXPENSE TABLES

Expense Examples

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These Examples show the maximum costs of investing in the contract, including the contractowner transaction expenses, an annual contract fee of $35, and separate account annual expenses which include a daily administrative charge at an annual rate of 0.20% and a daily mortality and expense risk charge at an annual rate of 1.25% of the net asset value in the Separate Account. The following two examples assume that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year.

Example 1 shows a contract with a spousal version of the Guardian Target 300 Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider with the optional death benefit (which are the most expensive optional features available under the contract) and also shows the maximum average weighted fund expense (0.77%) for the aggressive allocation model and the minimum average weighted fund expense (0.70%) for the conservative allocation model which are two of the allocation models available under the GLWB rider. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example 1:	Contract with the spousal version of the Guardian Target 300 GLWB Rider with the optional death benefit and maximum and minimum allocation model expenses

	Years
	1	3	5	10
If you surrender your contract at the end of the applicable time period:
Maximum:	$1,250	$1,988	$2,779	$5,067
Minimum:	$1,242	$1,967	$2,744	$5,004
If you annuitize or you do not surrender your contract at the end of the applicable time period:
Maximum:	$ 450	$1,388	$2,379	$5,067
Minimum:	$ 442	$1,367	$2,344	$5,004

Example 2 shows a basic contract without any riders (which is the least expensive way to purchase the contract) and maximum (1.53%) and minimum (0.41%) fees and expenses of the underlying mutual funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example 2:	Basic contract without any riders and maximum and minimum underlying mutual fund expenses

	Years
	1	3	5	10
If you surrender your contract at the end of the applicable time period:
Maximum:	$1,148	$1,658	$2,188	$3,704
Minimum:	$1,030	$1,307	$1,606	$2,560
If you annuitize or you do not surrender your contract at the end of the applicable time period:
Maximum:	$ 348	$1,058	$1,788	$3,704
Minimum:	$ 230	$ 707	$1,206	$2,560

These Examples do not reflect transfer fees or annuity taxes (which may range up to 3.5%, depending on the jurisdiction).

Please remember that the Examples are an illustration and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Examples.

A table of accumulation unit values is in Appendix A – Summary Financial Information.

EXPENSE TABLES	PROSPECTUS	7

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The Guardian Insurance & Annuity Company, Inc. (GIAC) is a stock life insurance company incorporated in the state of Delaware in 1970. GIAC, which issues the contracts offered with this prospectus, is licensed to conduct an insurance business in all 50 states of the United States and the District of Columbia. The company had total admitted assets (Statutory basis) of over $12.3 billion as of December 31, 2012. Its financial statements appear in the Statement of Additional Information.

GIAC’s executive office is located at 7 Hanover Square, New York, New York 10004. The mailing address of the GIAC Customer Service Office, which administers these contracts, is P.O. Box 26210, Lehigh Valley, Pennsylvania 18002.

GIAC is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the State of New York in 1860. As of December 31, 2012, Guardian Life had total admitted assets (Statutory basis) in excess of $37.5 billion. Guardian Life does not issue the contracts offered under this prospectus and does not guarantee the benefits they provide.

8	PROSPECTUS	EXPENSE TABLES

BUYING A CONTRACT

THE PURCHASE PROCESS

If you would like to buy a contract, you must complete, sign, and forward the application form to us at the address set forth below. Alternatively, if permitted in your state, you may also initiate the purchase by using such other form or in such other manner as we find acceptable. You or your agent then must send any applicable paperwork, along with your initial premium payment, by regular U.S. mail to the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26210

Lehigh Valley, Pennsylvania 18002

If you wish to send your application or other paperwork and payment by certified, registered or express mail, please address it to:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

3900 Burgess Place

Bethlehem, Pennsylvania 18017

Our decision to accept or reject your proposed purchase is based on administrative rules such as whether you have completed the form completely and accurately or otherwise supplied us with sufficient information for us to accept the proposed purchase. We will not issue a contract if the owner or the annuitant is over 85 years of age. We have the right to reject any application, proposed purchase or initial premium payment for any reason.

If we accept your purchase as received, we will credit your net premium payment to your new contract within two business days. If your purchase is not complete within five business days of our receiving your application or other applicable paperwork, we will return it to you along with your payment.

If you are considering purchasing a contract with the proceeds of another annuity or life insurance contract, it may not be advantageous to replace the existing contract by purchasing this contract. A variable annuity is not a short-term investment.

PAYMENTS

We require a minimum initial premium payment of $2,000. Thereafter, the minimum additional payment is $100. However, if you purchase a contract through an employer payroll deduction plan, we will accept purchase payments below $100. We will not accept an initial premium payment greater than $2,000,000 without prior permission from an authorized officer of GIAC. However, if you purchase the GMIB rider, the initial premium payment and any subsequent premium payments made in the first contract year cannot exceed $1,000,000 in the aggregate without prior permission from an authorized officer of GIAC. Without our written consent, total flexible premium payments made in any contract year after the first may not exceed $1,000,000. If your contract is issued in Massachusetts, we will not accept premium payments after the annuitant’s 81st birthday. Also, some restrictions on premium payments apply if you purchase the GLWB rider. See Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider for further information.

Pursuant to new tax regulations, starting January 1, 2009 the contract is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) contracts.

Tax-Free ‘Section 1035’ Exchanges

You can generally exchange one annuity contract for another in a ‘tax-free exchange’ under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, and there will be a new surrender charge period for this contract and other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this contract (that person will generally earn a commission if you buy this contract through an exchange or otherwise).

BUYING A CONTRACT	PROSPECTUS	9

THE ACCUMULATION PERIOD

Accumulation

units

The value of accumulation units will vary as the value of investments rises and falls in the variable investment options and also due to expenses and the deduction of certain charges.

HOW WE ALLOCATE YOUR PREMIUM PAYMENTS

After we receive your initial premium payment and issue a contract to you, we will normally credit subsequent net premium payments to your contract on the same day we receive them, provided we receive them prior to the close of a valuation date in good order.

If we receive your payment after the close of a valuation date, that payment will be valued as of the close of the next valuation date. If required in your state or municipality, annuity taxes are deducted from your payment before we credit it to your contract. We call the amount remaining after this deduction the net premium payment.

If you cancel a premium payment or your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen. You may also be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the investment options chosen.

We use net premium payments to purchase accumulation units in the variable investment options you have chosen or in the fixed-rate option, according to your instructions in the application or as later changed. The prices of accumulation units are set daily because they change along with the share values of the underlying Funds. The amount you pay for each unit will be the next price calculated after we receive and accept your payment.

The value of accumulation units will vary as you earn interest in the fixed-rate option or as the value of investments rises and falls in the variable investment options.

You can change your investment option selections or your percentage allocations by notifying us in writing. We will apply your new instructions to subsequent net premium payments after we receive and accept them. Please remember that you cannot invest in more than 20 variable investment options, or 19 variable investment options and the fixed-rate option, at any given time.

AUTOMATED PURCHASE PAYMENTS

You may elect to participate in our automated payment program by authorizing your bank to deduct money from your checking account or savings account to make monthly purchase payments. We will debit your account on the 15th of each month or the next business day if the 15th is not a business day. You tell us the amount of the monthly purchase payment and specify the effective date on our authorization form. You may request to participate, change the amount of your purchase payments, change bank accounts or terminate the program at any time prior to the first of the month for your requested transaction to be processed for that month. For IRAs, the maximum monthly purchase payment is 1/12th of your allowable annual contribution.

10	PROSPECTUS	ACCUMULATION PERIOD

THE SEPARATE ACCOUNT

GIAC has established a Separate Account, known as Separate Account R, to receive and invest your premium payments in the variable investment options. The Separate Account has 43 investment divisions, corresponding to the 43 Funds available to you. The performance of each division is based on the Fund in which it invests.

The Separate Account was established by GIAC on March 12, 2003. It is registered as a unit investment trust under the Investment Company Act of 1940 (the 1940 Act) and meets the definition of a separate account under federal securities laws. State insurance law provides that the assets of the Separate Account equal to its reserves and other liabilities are not chargeable with GIAC’s obligations except those under annuity contracts issued through the Separate Account. Income, gains and losses of the Separate Account are kept separate from other income, gains or losses of the contract owner.

Each investment division is administered and accounted for as part of the general business of GIAC. Under Delaware law, the income and capital gains or capital losses of each investment division, whether realized or unrealized, are credited to or charged against the assets held in that division according to the terms of each contract, without regard to other income, capital gains or capital losses of the other investment divisions or of GIAC. Contract obligations are GIAC’s responsibility. According to Delaware insurance law, the assets of the Separate Account are not chargeable with liabilities arising out of any other business GIAC may conduct. Please see Financial Information: Federal tax matters.

We have the right to make changes to the Separate Account, to the investment divisions within it, and to the Fund shares they hold. We may make these changes for some or all contracts. These changes must be made in a manner that is consistent with laws and regulations. When necessary, we’ll use this right to serve your best interests and to carry out the purposes of the contract. Possible changes to the Separate Account and the investment divisions include:

•	deregistering the Separate Account under the 1940 Act,

•	operating the Separate Account as a management investment company, or in another permissible form,

•	combining two or more Separate Accounts or investment divisions,

•	transferring assets among investment divisions, or into another Separate Account, or into GIAC’s general account,

•	modifying the contracts where necessary to preserve the favorable tax treatment that owners of variable annuities currently receive under the Internal Revenue Code,

•	eliminating the shares of any of the Funds and substituting shares of another appropriate Fund (which may have different fees and expenses or may be available/closed to certain purchasers), and

•	adding to or suspending your ability to make allocations or transfers into any variable investment option or the fixed-rate option.

ACCUMULATION PERIOD	PROSPECTUS	11

Variable

investment options

You may choose to invest in a maximum of 20 of the variable investment options or 19 of the variable investment options and the fixed rate option at any time.

VARIABLE INVESTMENT OPTIONS

You may choose to invest in a maximum of 20 of the 43 variable investment options or 19 of the variable investment options and the fixed rate option at any time. Each Fund is an open-end management investment company, registered with the Securities and Exchange Commission under the 1940 Act. However, if you elect the Guaranteed Lifetime Withdrawal Benefit rider, you must invest all of your premium payments and the contract accumulation value in one of the specified asset allocation models. See Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider.

The Funds have different investment objectives which influence their risk and return. The table below summarizes their main characteristics.

12	PROSPECTUS	ACCUMULATION PERIOD

Variable Investment Options

Funds	Investment Objectives	Typical Investments
RS Large Cap Alpha VIP Series	Long-term capital appreciation	Normally invests at least 80% of its net assets in large-capitalization companies, which the investment team defines as those with market capitalizations (at the time of purchase) between $1.0 billion and the market capitalization of the largest company included in the Russell 1000© Index on the last day of the most recent quarter.
RS S&P 500 Index VIP Series	To track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”), which emphasizes securities issued by large U.S. companies	Normally invests at least 95% of its net assets in common stocks of companies included in the S&P 500 Index.
RS High Yield VIP Series	To seek current income. Capital appreciation is a secondary objective	Normally invests at least 80% of its net assets in debt securities and other investments that, at the time of purchase, are rated below investment grade.
RS Low Duration Bond VIP Series	A high level of current income consistent with preservation of capital	Invests primarily in investment-grade securities, including corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies. (Normally invests at least 80% of its net assets in debt securities).
RS Investment Quality Bond VIP Series	To seek a high level of current income and capital appreciation without undue risk to principal	Normally invests at least 80% of its net assets in Investment-grade debt securities, including corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies.
RS Money Market VIP Series	To seek as high a level of current income as is consistent with liquidity and preservation of capital	Normally invests in U.S. dollar-denominated high-quality, short-term instruments.
RS International Growth VIP Series	Long-term capital appreciation	Normally invests at least 80% of its net assets in common stocks and convertible securities issued by companies domiciled outside of the U.S. The Fund does not usually focus its investments in a particular industry or country.
RS Emerging Markets VIP Series	Long-term capital appreciation	Normally invests at least 80% of its net assets insecurities of “emerging market companies.” The Fund defines an “emerging market company” as one that is organized under the laws of, or has its principal office in, an emerging markets country; derives 50% or more of its revenue from goods produced, services performed, or sales made in emerging market countries; or for which the principal securities market is located in an emerging market country.

ACCUMULATION PERIOD	PROSPECTUS	13

Variable Investment Options

Funds	Investment Objectives	Typical Investments
RS Small Cap Growth Equity VIP Series	Long-term capital growth	Normally invests at least 80% of its net assets in equity securities of small-capitalization companies, which the investment team defines as those with market capitalizations (at the time of purchase) of either up to $3 billion or 120% of the market capitalization of the largest company included in the Russell 2000© Index on the last day of the most recent quarter, whichever is greater.
Invesco V.I. Value Opportunities Fund	Long-term growth of capital	Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of common stocks, preferred stocks and convertible securities.
Invesco V.I. American Franchise Fund	Long-term growth of capital	The Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers.
Invesco V.I. Core Equity Fund	Long-term growth of capital	The portfolio management team seeks to construct a portfolio of issuers that have high or improving return on invested capital (ROIC), quality management, a strong competitive position and which are trading at compelling valuations. The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund invests primarily in equity securities.
Invesco V.I. Government Securities Fund	Total return, comprised of current income and capital appreciation	Debt securities issued, guaranteed or otherwise backed by the U.S. government or its agencies and instrumentalities.
Invesco V.I. Mid Cap Core Equity	Long-term growth of capital	The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of mid-capitalization companies and in derivatives and other instruments that have economic characteristics similar to such securities.
Invesco V.I. Growth and Income Fund	Long-term growth of capital and income	Income-producing equity securities, including common stocks and convertible securities.

14	PROSPECTUS	ACCUMULATION PERIOD

Variable Investment Options

Funds	Investment Objectives	Typical Investments
Alger Capital Appreciation Portfolio	Long-term capital appreciation	Under normal market circumstances, the Portfolio invests at least 85% of its net assets plus any borrowing for investment purposes in equity securities of companies of any market capitalization that the adviser believes demonstrates promising growth potential.
AllianceBernstein VPS Global Thematic Growth Portfolio	Long-term growth of capital	The Portfolio pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation. The Portfolio invests in securities issued by U.S. and non-U.S. companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk.
AllianceBernstein VPS Growth and Income Portfolio	Long-term growth of capital	The Portfolio invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued, focusing on dividend-paying securities.
AllianceBernstein VPS Large Cap Growth Portfolio	Long-term growth of capital	Equity securities of a limited number of large, carefully selected, high-quality U.S companies. The Adviser tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.
AllianceBernstein VPS Real Estate Investment Portfolio	Total return from long-term growth of capital and income	Equity securities of real estate investment trusts or “REITS” and other real estate industry companies. May invest in mortgage-backed securities, short-term investment grade debt securities and other fixed-income securities.
AllianceBernstein VPS Value Portfolio	Long-term growth of capital	Diversified portfolio of equity securities of U.S. companies, generally representing approximately 95-150 companies, with relatively large market capitalizations that the Adviser believes are undervalued.
Davis Financial Portfolio	Long-term growth of capital	The Fund invests at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the financial services sector. The Fund invests principally in common stocks (including indirect holdings of common stock through depositary receipts).

ACCUMULATION PERIOD	PROSPECTUS	15

Variable Investment Options

Funds	Investment Objectives	Typical Investments
Davis Real Estate Portfolio	Total return through a combination of growth and income	The Fund invests at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the financial services sector. The Fund invests principally in common stocks (including indirect holdings of common stock through depositary receipts).
Davis Value Portfolio	Long-term growth of capital	The Fund invests at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the financial services sector. The Fund invests principally in common stocks (including indirect holdings of common stock through depositary receipts).
Fidelity VIP Balanced Portfolio	The Fund seeks income and capital growth consistent with reasonable risk	Investing approximately 60% of assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities, when its outlook is neutral. Investing at least 25% of total assets in fixed-income senior securities (including debt securities and preferred stock). Investing in domestic and foreign issuers. With respect to the Fund’s equity investments, investing in either “growth” stocks or “value” stocks or both. Using fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions to select investments. Investing in Fidelity’s central funds (specialized investment vehicles used by Fidelity funds to invest in particular security types or investment disciplines).

16	PROSPECTUS	ACCUMULATION PERIOD

Variable Investment Options

Funds	Investment Objectives	Typical Investments
Fidelity VIP Contrafund® Portfolio	The Fund seeks long-term capital appreciation	Normally investing primarily in common stocks. Investing in securities of companies whose value Fidelity Management & Research Company (FMR) believes is not fully recognized by the public. Investing in domestic and foreign issuers. Allocating the Fund’s assets across different market sectors (at present, consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecom services, and utilities), using different Fidelity managers. Investing in either “growth” stocks or “value” stocks or both. Using fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions to select investments.
Fidelity VIP Equity-Income Portfolio	The Fund seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index®	Normally investing at least 80% of assets in equity securities. Normally investing primarily in income-producing equity securities, which tend to lead to investments in large cap “value” stocks. Potentially investing in other types of equity securities and debt securities, including lower-quality debt securities. Investing in domestic and foreign issuers. Using fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions to select investments.
Fidelity VIP Growth Portfolio	The Fund seeks to achieve capital appreciation	Normally investing primarily in common stocks. Investing in companies that Fidelity Management & Research Company (FMR) believes have above-average growth potential (stocks of these companies are often called “growth” stocks). Investing in domestic and foreign issuers. Using fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions to select investments.

ACCUMULATION PERIOD	PROSPECTUS	17

Variable Investment Options

Funds	Investment Objectives	Typical Investments
Fidelity VIP Investment Grade Bond Portfolio	The Fund seeks as high a level of current income as is consistent with the preservation of capital	Normally investing at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities. Managing the Fund to have similar overall interest rate risk to the Barclays Capital U.S. Aggregate Bond Index. Allocating assets across different market sectors and maturities. Investing in domestic and foreign issuers. Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments. Potentially investing in lower-quality debt securities. Engaging in transactions that have a leveraging effect on the Fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default) and futures contracts - and forward-settling securities, to adjust the Fund’s risk exposure. Investing in Fidelity’s central funds (specialized investment vehicles used by Fidelity funds to invest in particular security types or investment disciplines).
Fidelity VIP Mid Cap Portfolio	The Fund seeks long-term growth of capital	Normally investing primarily in common stocks. Normally investing at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this Fund, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the S&P MidCap 400® Index). Potentially investing in companies with smaller or larger market capitalizations. Investing in domestic and foreign issuers. Investing in either “growth” stocks or “value” stocks or both. Using fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions to select investments.
Franklin Rising Dividends Securities Fund	Seeks long-term capital appreciation, with preservation of capital as an important consideration	Under normal market conditions, the Fund normally invests at least 80% of its net assets in investments of companies that have paid rising dividends.
Franklin Small Cap Value Securities Fund	Seeks long-term total return	Under normal market conditions, the Fund normally invests at least 80% of its net assets in investments of small capitalization companies.

18	PROSPECTUS	ACCUMULATION PERIOD

Variable Investment Options

Funds	Investment Objectives	Typical Investments
Templeton Growth Securities Fund	Seeks long-term capital growth	Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.
Gabelli Capital Asset Fund	Growth of capital; current income as secondary objective	U.S. common stock, preferred stock and securities that may be converted at a later time into common stock. Up to 25% of the Fund’s assets may be invested in securities of foreign issuers.
MFS® Core Equity Series	Seeks capital appreciation	Normally invests at least 80% of its net assets in equity securities. The Fund may invest in companies of any size. A team of investment research analysts selects investments for the Fund. MFS allocates the Fund’s assets to analysts by industries.
MFS® Growth Series	Seeks capital appreciation	Focuses on investing in the stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.
MFS® Investors Trust Series	Seeks capital appreciation	Normally invests primarily in equity securities. Generally focuses on companies with large capitalizations, but may invest in companies of any size.
MFS New Discovery Series	Seeks capital appreciation	Focuses on investing in the stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Generally focuses on companies with small capitalizations, but may invest in companies of any size.
MFS® Research Bond Series	Seeks total return with an emphasis on current income, but also considering capital appreciation	Normally invests at least 80% of its net assets in debt instruments. Debt instruments include corporate bonds, U.S. Government securities, asset-backed securities, municipal instruments, foreign government securities, inflation-adjusted bonds, and other obligations to repay money borrowed. Invests primarily in investment grade debt instruments, but may also invest in lower quality debt instruments. A team of investment research analysts selects investments for the Fund. MFS allocates the Fund’s assets to analysts by sectors of the debt market.

ACCUMULATION PERIOD	PROSPECTUS	19

Variable Investment Options

Funds	Investment Objectives	Typical Investments
MFS® Strategic Income Series	Seeks total return with an emphasis on high current income, but also considering capital appreciation	Normally invests predominantly in debt instruments such as U.S. and foreign government securities, U.S. and foreign corporate bonds and mortgage-backed and other asset-backed securities and/or debt instruments of issuers located in emerging market countries. May invest up to 100% of its assets in lower quality debt instruments.
MFS® Total Return Series	Seeks total return	The Fund invests in a combination of equity securities and debt instruments. The Fund normally invests between 40% and 75% of its assets in equity securities and at least 25% of its assets in fixed-income senior securities.
Value Line Centurion Fund	Long-term growth of capital	U.S common stocks with selections based on the Value Line Timeliness™ Ranking System.
Value Line Strategic Asset Management Trust	High total investment return consistent with reasonable risk	U.S. common stocks, bonds and money market instruments.

Some of these Funds may not be available in your state.

Some Funds have similar investment objectives and policies to other funds managed by the same adviser. The Funds may also have the same or similar names to mutual funds available directly to the public on a retail basis. The Funds are not the same funds as the publicly available funds. As a result, the investment returns of the Funds may be higher or lower than these similar funds managed by the same adviser. There is no assurance, and we make no representation, that the performance of any Fund will be comparable to the performance of any other fund.

Some of these Funds are available under other separate accounts supporting variable annuity contracts and variable life insurance policies of GIAC and other companies. We do not anticipate any inherent conflicts with these arrangements. However, it is possible that conflicts of interest may arise in connection with the use of the same Funds under both variable life insurance policies and variable annuity contracts, or issued by different companies. While the Board of Directors of each Fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts of interest arising out of this arrangement, we may also take actions to protect the interests of our contract owners. See the accompanying Fund prospectuses for more information about possible conflicts of interest.

Currently, all investment advisers (or their affiliates) pay us compensation every year for administration, distribution or other expenses. This compensation ranges from .10% to .40% of the average daily net assets that are invested in the variable investment options available through the Separate Account. We also receive 12b-1 fees from some Funds. All the Funds except funds from RS Variable Products Trust, Davis Variable Account Fund, Inc. and Gabelli Capital Series Funds, Inc. Currently, the amount of 12b-1 fees ranges from .00% to .25%. These payments may be derived, in whole or in part, from the advisory fee or 12b-1 fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory and 12b-1 fees. The amount of these payments may be substantial. We may use these payments for any corporate purpose, including payment of expenses that we and/or our affiliates incur in promoting, marketing, and administering the contracts, and, in our role as an intermediary, for the funds. We may profit from these payments.

20	PROSPECTUS	ACCUMULATION PERIOD

The Funds’ investment advisers and their principal business addresses are shown in the table below.

Funds	Investment advisor and principal business address
RS Large Cap Alpha VIP Series	RS Investment Management Co. LLC
RS Small Cap Growth Equity VIP Series	388 Market Street, Suite 1700
RS Emerging Markets VIP Series	San Francisco, California 94111
RS S&P 500 Index VIP Series	RS Investment Management Co. LLC
RS High Yield VIP Series	(Adviser)
RS Low Duration Bond VIP Series	388 Market Street, Suite 1700
RS Investment Quality Bond VIP Series	San Francisco, California 94111
RS Money Market VIP Series
Guardian Investor Services LLC
(Sub-adviser)
7 Hanover Square
New York, New York 10004
RS International Growth VIP Series	RS Investment Management Co. LLC
(Adviser)
388 Market Street, Suite 1700
San Francisco, California 94111

Guardian Baillie Gifford Limited (Sub-adviser)
Baillie Gifford Overseas Limited (Sub-sub-adviser)
Calton Square, 1 Greenside Row
Edinburgh, EH1 3AN Scotland
Invesco V.I. American Franchise Fund Invesco V.I. Value Opportunities Fund Invesco V.I. Core Equity Fund	Invesco Advisers, Inc. 1555 Peachtree Street N.E. Atlanta, Georgia 30309

Invesco V.I. Mid Cap Core Equity
Invesco V.I. Government Securities Fund
Invesco V.I. Growth and Income Fund
Alger Capital Appreciation Portfolio	Fred Alger Management, Inc.
360 Park Avenue South
New York, New York 10010
AllianceBernstein VPS Global Thematic Growth Portfolio AllianceBernstein VPS Growth and Income Portfolio AllianceBernstein VPS Large Cap Growth Portfolio	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, New York 10105

AllianceBernstein VPS Real Estate Investment Portfolio
AllianceBernstein VPS Value Portfolio

Before investing

Please read the Fund prospectuses carefully. They contain important information on the investment objectives, policies, charges and expenses of the Funds.

ACCUMULATION PERIOD	PROSPECTUS	21

Funds	Investment advisor and principal business address
Davis Financial Portfolio	Davis Selected Advisers, LP
Davis Real Estate Portfolio	2949 East Elvira Road, Suite 101
Davis Value Portfolio	Tucson, Arizona 85756

Davis Selected Advisers- NY, Inc.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
Fidelity VIP Balanced Portfolio	Fidelity Management & Research
Fidelity VIP Contrafund® Portfolio	Company and its affiliates
Fidelity VIP Equity-Income Portfolio	82 Devonshire Street
Fidelity VIP Growth Portfolio	Boston, Massachusetts 02109
Fidelity VIP Investment Grade Bond Portfolio
Fidelity VIP Mid Cap Portfolio
Franklin Rising Dividends Securities Fund	Franklin Advisory Services, LLC
Franklin Small Cap Value Securities Fund	One Parker Plaza, Ninth Floor
Fort Lee, New Jersey 07024
Templeton Growth Securities Fund	Templeton Global Advisers Limited (Adviser)
Lyford Cay
Nassau, Bahamas
Gabelli Capital Asset Fund	Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
MFS Core Equity Series	Massachusetts Financial Services
MFS Growth Series	Company (“MFS”)
MFS Investors Trust Series	111 Huntington Avenue
MFS New Discovery Series	Boston, Massachusetts 02199
MFS Research Bond Series
MFS Strategic Income Series
MFS Total Return Series
Value Line Centurion Fund	EULAV Asset Management, LLC
Value Line Strategic Asset Management Trust	(EULAV)
7 Times Square, 21st floor, 42nd Street
New York, NY 10036

22	PROSPECTUS	ACCUMULATION PERIOD

Selection of Funds

The Funds offered through this product were selected by GIAC based on various factors, including but not limited to asset class coverage, the strength of the advisor’s or sub-advisor’s reputation and tenure, brand recognition, investment performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the fund or its advisor or other service providers provide any revenue to us and the amount of any such revenue (discussed above). In addition, we may include certain funds, such as the RS funds, because they are managed or advised by one of our affiliates. We may also consider whether and to what extent the fund’s advisor or an affiliate distribute or provide marketing support for the contracts.

You are responsible for choosing your investment options, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including the fund’s prospectus, statement of additional information, and annual and semi-annual shareholder reports. Other sources such as the fund’s website or newspapers and financial and other magazines may provide more current information, including information about any regulatory actions or investigations relating to the funds. After you select investment options for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your contract resulting from the investment performance of the funds you have chosen.

We do not recommend or endorse any particular fund and we do not provide investment advice.

FIXED-RATE OPTION

The fixed-rate option is not registered under the Securities Act of 1933 or as an investment company under the 1940 Act, and is therefore not subject to the provisions or restrictions of these Acts. However, the following disclosure about the fixed-rate option may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements not in prospectuses.

When you buy a contract, please note:

•	You can choose up to 20 variable investment options or 19 variable investment options and the fixed-rate option at any one time.

•	There are no initial sales charges on the premium payments that you allocate to the variable investment options.

•	All of the dividends and capital gains distributions that are payable to variable investment options are reinvested in shares of the applicable Fund at the current net asset value.

•	When the annuity period of the contract begins, we will apply your accumulation value to a payment option in order to make annuity payments to you.

•

You can arrange to transfer your investments among the options or change your future allocations by notifying us in writing or by telephone. Currently, there is no fee for this, but we reserve the right to charge a fee, to limit the number of transactions or otherwise restrict transaction privileges.

•	You can change beneficiaries as long as the annuitant is living.

ACCUMULATION PERIOD	PROSPECTUS	23

Personal security

When you call us, we will require identification of your contract as well as your personal security code. We may accept transfer instructions or changes to future allocation instructions from anyone who can provide us with this information. Neither GIAC, Guardian Investor Services LLC, nor the Funds will be liable for any loss, damage, cost or expense resulting from a telephonic or electronic request we reasonably believe to be genuine. As a result, you assume the risk of unauthorized or fraudulent telephonic or electronic transactions. We may record telephone conversations without disclosure to the caller. See Telephonic and Electronic Services.

In the fixed-rate option, we guarantee that the net premium payments you invest will earn daily interest at a minimum annual rate of 3%. You can allocate all of your net premium payments to this option, subject to the conditions stated below, or you may choose it as one of your investment selections. The value of your net premiums invested in the fixed-rate option does not vary with the investment experience of any Fund. The money that you put into your fixed-rate option becomes part of GIAC’s general assets.

At certain times we may choose to pay interest at a rate higher than the minimum annual rate of 3%, but we aren’t obliged to do so. Higher interest rates are determined at our discretion, and we can change them prospectively without notice. We don’t use a specific formula to determine interest rates; rather we consider such factors as general economic trends, current rates of return on our general account investments, regulatory and tax requirements, and competitive factors. The rate of interest we pay hasn’t been limited by our Board of Directors.

Here are some of the important conditions that apply when we pay interest on your investments in the fixed-rate option:

•	The initial interest rate that we credit to your premiums or transfers will be whatever rate is in effect on the date the amounts are allocated to the fixed-rate option.

•	This interest rate will continue until the next contract anniversary date (unless you have elected Dollar Cost Averaging from the fixed-rate option over a shorter period of time).

•

At that time, all payments and transfers allocated to the fixed-rate option during the previous year, together with interest earned, will be credited with the rate of interest in effect on the renewal date, known as the renewal rate.

•	The renewal rate will be guaranteed until the next contract anniversary date.

The fixed-rate option may not be available in your state. We reserve the right to discontinue this option at any time. We also reserve the right to suspend, discontinue or otherwise restrict the availability of the fixed-rate option for additional payments and/or transfers under existing contracts.

Transfers

You generally can transfer money among variable investment options both before and after the date annuity payments begin.

TRANSFERS

You can transfer money among variable investment options or change your future percentage allocations to options both before and, if you have selected a variable annuity payout option, after the date annuity payments begin. You can also transfer to and from the fixed-rate option, but only before the date annuity payments begin. Transfers are subject to certain conditions, which are described below.

24	PROSPECTUS	ACCUMULATION PERIOD

If you are considering a transfer or change in your allocations, be sure to look into each option carefully and make sure your decisions will help you to achieve your long-term investment goals.

During the accumulation period and up to 30 days before the date annuity payments are scheduled to begin, you can transfer all or part of your accumulation value among the contract options. These transfers are subject to the following rules:

•

We permit transfers from the fixed-rate option to any variable investment option only once each contract year, during the 30 days beginning on the contract anniversary date. There is an exception for the dollar cost averaging feature; amounts that have been in the fixed-rate option longest will be transferred out first. The maximum yearly transfer from the fixed-rate option is the greater of the following:

–	33 1/3% of the amount in the fixed-rate option on the applicable contract anniversary date; or

–	$10,000; or

–	(a) multiplied by (b), where:

•	(a) is the total dollar amount transferred from the fixed-rate option in the previous contract year, and

•	(b) is 1.15.

•	Each transfer involving the variable investment options will be based on the accumulation unit value that is next calculated after we have received proper transfer instructions from you.

•

If you have selected any GMWB rider, your transfers are limited to moving 100% of the contract accumulation value from one allocation model to another allocation model. See Guaranteed Minimum Withdrawal Benefit (GMWB) Riders.

We will implement a transfer or changes to your allocations upon receiving your written, telephone or electronic instructions in good order. If we receive your transfer request on a business day before the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time, you will receive that day’s unit values.

After the date annuity payments begin, if you have a variable annuity option you can transfer all or part of the value of your annuity among the variable investment options only once each month. No fixed-rate option transfers are permitted.

FREQUENT TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

Frequent or unusually large transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt

ACCUMULATION PERIOD	PROSPECTUS	25

to buy shares of an underlying fund at a price that does not reflect the current market value of the portfolio securities of the underlying fund, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying funds, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund.

GIAC endeavors to protect long-term contractowners by maintaining policies and procedures to discourage frequent transfers among investment options under the contracts, and has no arrangements in place to permit any contractowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this contract.

If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit your right to make transfers or allocation changes. We monitor for frequent transfer activity among the variable investment options based upon established parameters that are applied consistently to all contractowners. Such parameters may include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other contractowners and persons with material rights under a contract. This may include applying the restrictions to any contracts that we believe are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any contractowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:

•	limiting the frequency of transfers to not more than once every 30 days;

•	imposing a fee of $25 per transfer, if you make more than twelve transfers within a contract year;

•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

26	PROSPECTUS	ACCUMULATION PERIOD

•	refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•	refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect;

•	impose a holding period between transfers; or

•	implementing and imposing on you any redemption fee imposed by an underlying fund.

We currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. Redemption fees, transfer limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity. In the future, some underlying funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds.

Please note that the limits and restrictions described here are subject to GIAC’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by contractowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on contractowners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any contractowners’ transfer request if our order to purchase shares of the fund is not accepted by, or is reversed by, an applicable fund.

The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying funds should describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying funds and the policies and procedures we have adopted to discourage frequent transfers. For instance, an underlying fund may impose a redemption fee. Contractowners should be aware that we may not have the contractual obligation or the operational capacity to monitor contractowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. For example, underlying funds may implement

You should be aware that, upon request by a fund or its agent, we are required to provide them with information about you and your trading activities in and out of the fund(s). In addition, a fund may require us to restrict or prohibit your purchases and exchanges of fund shares if the fund identifies you as having violated the frequent trading policies of that fund.

ACCUMULATION PERIOD	PROSPECTUS	27

Surrenders and

partial withdrawals

Surrenders and partial withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding.

policies and procedures for monitoring frequent trading activity that are unique to a particular fund. Because of the number of underlying funds that we offer under our variable annuity contracts, it may not be possible for us to implement these disparate policies and procedures. Accordingly, you should assume that the sole protection you may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the contract level to discourage frequent transfers.

You should note that other insurance companies and retirement plans also invest in the underlying funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the underlying funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance and/or annuity contracts. The omnibus nature of these orders may limit the underlying funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the underlying funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the fund. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from contractowners engaged in frequent transfer activity, the underlying fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request if any part of it is not accepted by or is reversed by an underlying fund.

SURRENDERS AND PARTIAL WITHDRAWALS

During the accumulation period and while the annuitant and all contract owners are living, you can redeem your contract in whole. This is known as surrendering the contract. If you redeem part of the contract, it’s called a partial withdrawal. During the annuity period, unless you selected annuity payout Option V-4, F-4 or F-5, we will not accept requests for surrenders or partial withdrawals after the date annuity payments begin. See Variable Annuity Payout Options.

Your request for surrenders and partial withdrawals must be received in good order. If you wish to surrender your contract, you must send us the contract or we will not process the request. If you have lost the contract, we will require an acceptable affidavit of loss.

To process a partial withdrawal, we will redeem enough accumulation units to equal the dollar value of your request. When you surrender your contract, we redeem all the units. For both transactions we use the unit

28	PROSPECTUS	ACCUMULATION PERIOD

value next calculated after we receive a proper request from you. We will deduct any applicable contract charges, deferred sales charges and annuity taxes from the proceeds of a surrender. In the case of a partial withdrawal, we will cash additional units to cover these charges. See Contract Costs and Expenses: Contingent Deferred Sales Charge. To effect your request, we will cash variable accumulation units from the variable investment divisions on a pro rata basis, unless you instruct us differently. The portion of a partial withdrawal and any applicable deferred sales charges that exceed the value of the variable investment options will be deducted from the fixed-rate option.

Surrenders and partial withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding. If your contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, withdrawal or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

You are allowed to make an annual withdrawal from the contract, without paying a deferred sales charge, of an amount equal to the sum of the following:

•	the earnings in your contract over the unliquidated premiums that have been in the contract for less than seven contract years on the date of withdrawal; plus

•

10% of premium payments that have been in the contract for less than seven contract years minus the aggregate amount of all prior free partial withdrawals of such premium payments made during the current contract year.

This privilege is referred to as the 10% free withdrawal provision. Premiums that are older than seven contract years can be withdrawn without a deferred sales charge.

For the purpose of calculating the deferred sales charge on the unliquidated premiums that have been in the contract for less than seven years:

–	all amounts withdrawn are deemed to be taken out on a first-in-first-out basis, that is, all amounts taken out are deemed to have come first from the oldest premium of the unliquidated premiums that have been in the contract for less than seven years;

–	any free withdrawal amounts taken under the 10% free withdrawal provision will not be considered to be a reduction of the unliquidated premiums that have been in the contract for less than seven years; and

–	partial withdrawals without a deferred sales charge using the excess of the contract value over the unliquidated premiums that have been

Special restrictions

There are special restrictions on withdrawals from contracts issued in connection with Section 403(b) and other qualified plans. Please see Financial information: Federal tax matters for details about how withdrawals can be made from these contracts.

ACCUMULATION PERIOD	PROSPECTUS	29

in the contract for less than seven years on the date of withdrawal are not considered to be withdrawals of premium payments for purposes of calculating the amount of unliquidated premiums that have been in the contract for less than seven years.

All withdrawal amounts that are not greater than the excess of the accumulation value over the unliquidated premiums that have been in the contract for less than seven years on the date of withdrawal will not be considered to have been a withdrawal under the 10% free withdrawal provision.

The 10% free withdrawal provision is not cumulative and is only available on a contract year basis. Any free withdrawal amounts under the 10% free withdrawal provision not taken during any given contract year cannot be taken as free amounts in a subsequent contract year.

In the case of a surrender of the contract: (i) the amount that may be withdrawn from the contract without incurring a deferred sales charge is equal to the excess of the accumulation value on the date of surrender over the unliquidated premiums that have been in the contract for less than seven contract years; and (ii) the 10% free withdrawal provision is not applicable.

You may request a schedule of systematic partial withdrawals. Under such a program, you may elect to receive withdrawal proceeds on a monthly, quarterly, semi-annual or annual basis. Redemptions from the contract will be effective on the date elected. If the effective date falls on a non business day, the withdrawal will process on the following business day. Withdrawals under this program are not the same as annuity payments you would receive from a payout option. Your contract value will be reduced by the amount of any withdrawals, applicable contract charges, deferred sales charges and annuity taxes. Such systematic withdrawals may be used to satisfy special tax rules related to substantially equal periodic payments or other needs you may have. We are not responsible for the accuracy of the calculations for distributed amounts or compliance with tax provisions. Please see Financial Information: Federal tax matters.

In spousal continuation situations, we withdraw all premium payments made prior to spousal continuation, which are not subject to a deferred sales charge, before we withdraw any premium payments made after spousal continuation.

We will cash accumulation units in the following order:

•	all variable accumulation units attributable to the investment divisions; this will be done on a pro-rata basis unless you instruct us differently, then

•	all fixed accumulation units attributable to the fixed-rate option.

We will send you your payment within seven days of receiving a request from you in good order. Please see the margin note Payments later in this section.

If you have a question about surrenders or withdrawals, please call us toll free at 1-800-221-3253.

30	PROSPECTUS	ACCUMULATION PERIOD

Assigning contract interests

If the contract is part of a corporate retirement plan or an individual plan under sections 401(a), 403(b) or 408 of the Internal Revenue Code, the contract owner’s interest in the contract cannot be assigned. Assigned contract interests may be treated as a taxable distribution to the contract owner. See Federal tax matters for more information.

Involuntary Surrenders When Contract Value is Less than $2,000

If you have less than $2,000 left in your contract after a partial withdrawal, we have the right to cancel the contract and pay you the balance of the proceeds. This is called an involuntary surrender, and it may be subject to any applicable contract charges, deferred sales charges and annuity taxes. Please see Financial information: Federal tax matters.

Programs to build

your annuity

You may wish to take advantage of one of the programs we offer to help you build a stronger annuity. These include dollar cost averaging and portfolio rebalancing.

MANAGING YOUR ANNUITY

You may wish to take advantage of one of the programs we offer to help you build a stronger annuity. These include dollar cost averaging and portfolio rebalancing.

There is no fee for dollar cost averaging or portfolio rebalancing. We also have the right to modify or discontinue either program. We’ll give you written notice if we do so. Transfers under either program do not count against any free transfers permitted under the contract. You may terminate either program at any time. However, money in the fixed-rate option will be subject to transfer restrictions which apply to the fixed-rate option. See Transfers for limitations on such transfers.

Reports

At least twice each year, we send a report to each contract owner that contains financial information about the underlying Funds, according to applicable laws, rules and regulations. In addition, at least once each year, we send a statement to each contract owner that reports the number of accumulation units and their value under the contract.

If several members of the same household each own a contract, we may send only one such report or prospectus to that address, unless you instruct us otherwise.

You may receive additional copies by calling or writing our Customer Service Office.

Dollar Cost Averaging Programs

You can transfer specific amounts of money from one investment option to another on a monthly basis, as opposed to investing the total amount at one time. This approach may help lower your average dollar cost of investing over time. However, there is no guarantee that dollar cost averaging will result in profits or prevent losses.

If you wish to take advantage of this program, you must designate a dollar amount to be transferred automatically out of either the RS Money Market VIP Series investment division or the fixed-rate option, but not from both. The money can go into one or more of the other variable investment options or the fixed-rate option. The rule still applies that you can invest in a maximum of only 20 options at one time (this includes the required RS Money Market VIP Series or fixed-rate option).

You can begin dollar cost averaging when you buy your contract or at any time afterwards, until annuity payments begin, by completing the dollar cost averaging election form and returning it to us. We must receive it in good order at least three business days before the monthly anniversary date of when you wish the transfers to begin.

ACCUMULATION PERIOD	PROSPECTUS	31

You may select dollar cost averaging from the RS Money Market VIP Series investment division for periods of 12, 24 or 36 months. Dollar cost averaging from the fixed-rate option may be selected for a period of 36 months. Your total accumulation value at the time must be at least $10,000 for transfers over a 12-month period, and $20,000 for transfers over a 24 to 36 month period. Transfers will be made in the amounts you designate and must be at least $100 per receiving investment option.

Additionally, we offer programs that provided special rates of interest if you elect dollar cost averaging for specific periods for the amount contributed to the fixed-rate option at the time your contract is issued. However, because your balance will be decreasing as money is transferred out of the fixed-rate option, the actual interest rate paid through these programs will be less than the stated rate of interest. The first transfer occurs on the issue date of the contract. The remaining transfers occur on each monthly contract anniversary until the program’s conclusion. The last transfer consists only of the accumulated interest. If you terminate a special interest rate program, the money remaining in the fixed-rate option will revert to earning the standard interest rate.

Portfolio Rebalancing

Over time, you may find that the investment performance of certain Funds results in a shift in your holdings beyond the percentage you originally allocated. If this occurs, you may wish to use our portfolio rebalancing program to maintain a desired asset allocation mix. If you choose, we will automatically transfer amounts among your variable investment options to return them to the designated percentages. We will process these transfers quarterly. To participate in this program you must have an accumulation value of at least $10,000.

Automated Alert Program

Our Automated Alert program offers you the ability to request an e-mail from us notifying you that 1) a selected variable investment option either changes by a specified percentage or reaches a specific dollar amount, or; 2) your contract accumulation value reaches a certain amount or changes by a certain percentage. The Automated Alert is for your information only. No transaction will occur automatically as a result of either requesting an Automated Alert or receiving an e-mail from us informing you that your specified criteria has been met.

When an Automated Alert meets the criteria you specified, we will send you an e-mail notification to the e-mail address(es) that you provided to us at the time you requested the Automated Alert. It is your responsibility to ensure that the e-mail addresses that you provided to us are correct and are able to accept delivery of this e-mail notification. Nevertheless, we cannot guarantee that you will receive your Automated Alert e-mail. In the event you do not receive this e-mail, GIAC will not be responsible for any consequences arising out of any Automated Alert e-mails you do not receive.

32	PROSPECTUS	ACCUMULATION PERIOD

GIAC reserves the right to discontinue or restrict the use of Automated Alert privileges at any time, at its discretion. GIAC does not currently charge a fee for the Automated Alert programs. However, we reserve the right to limit the frequency of Automated Alerts or to impose a charge and Automated Alerts. Other rights reserved by GIAC with respect to transfers are described in this prospectus, including the right to refuse transfers under certain conditions. See The accumulation period: Transfers.

Payments

For all transactions, we can delay payment if the contract is being contested. We can also delay payment until a premium payment check has cleared the payee’s bank. We may postpone any calculation or payment from the variable investment options if:

•	the New York Stock Exchange is closed for trading or trading has been suspended, or

•	the Securities and Exchange Commission restricts trading or determines that a state of emergency exists which may make payment or transfer impracticable.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a contractowner’s account. If these laws apply in a particular situation, we would not be allowed to process any request for a surrender, partial withdrawal, or transfer, or pay death benefits or make annuity payments. If a contract is frozen, the accumulation value would be moved to a special segregated account and held there until we receive instructions from the appropriate federal regulator. These laws may also require us to provide information about you and your contract to government agencies and departments.

ACCUMULATION PERIOD	PROSPECTUS	33

THE ANNUITY PERIOD

WHEN ANNUITY PAYMENTS BEGIN

You choose the annuity commencement date when your contract is converted to a stream of annuity payments. The date you choose can’t be later than the annuitant’s 90th birthday. Please note that this date may be determined by the retirement plan under which your annuity contract was issued.

If your annuity commencement date is on or before the 22nd of the month, your annuity payments will be processed on the 22nd of the same month. If your Annuity Commencement Date is after the 22nd of the month, your annuity payments will be processed on the 22nd of the following month.

HOW YOUR ANNUITY PAYMENTS ARE CALCULATED

You can choose an annuitization option and select either variable or fixed payments or a combination of variable and fixed payments, if available, under that specific option. We use the following information to determine the annuity purchase rate when applying your accumulation value to an annuity payout option:

•	the table in your contract reflecting the gender and nearest age of the annuitant,

•	the annuity payout option you choose, and

•	if you choose a variable payout option, the assumed investment return you choose, and the investment returns of the variable investment options you choose.

Certain guaranteed annuity purchase rates appear in a table in your contract. Currently, we are using annuity purchase rates that are more favorable to you than those in your contract. We may change these rates from time to time but the rate will never be less favorable to you than those guaranteed in your contract. The appropriate annuity purchase rate is then used to calculate the number of annuity units attributable to your selected investment options. You will be credited with these annuity units based on the amount applied to the payout option (your accumulation value less any applicable annuity taxes) on the processing date for your first annuity payment. The number of annuity units credited to you is fixed for the duration of the annuity period unless you reallocate among the investment options, take a partial withdrawal from Option V-4, F-4 or F-5, or switch from Option V-4 to Option V-1 or Option F-4 to Option F-1. Each of your variable annuity payments is determined by multiplying the number of annuity units for each investment option by the annuity unit value for the appropriate investment option on the payment processing date. Your annuity payment will be the sum of these amounts.

The number and amount of your annuity payments won’t be affected by the longevity of annuitants as a group. Nor will they be affected by an increase in our expenses over the amount we have charged in your contract.

34	PROSPECTUS	ANNUITY PERIOD

We will make annuity payments once a month, or another periodic schedule acceptable to us, except as follows:

•	Proceeds of less than $2,000 will be paid to you in a single payment and the contract will be cancelled.

•	We may change the schedule of payments to avoid payments of less than $20.

If you choose a variable annuity payment, or a combination of variable and fixed payments, you may choose an assumed investment return on the variable annuity payments of 0%, 3 1/2% or 5%, if allowed by applicable law or regulation, before we start making payments to you. (In New York and Florida, a 5% assumed investment return is not allowed.) If no choice is made, an effective annual interest rate of 3 1/2% will be used as the assumed investment return.

The assumed investment return is a critical assumption for calculating variable annuity payments. The greater the assumed investment return selected, the greater your initial annuity payment will be. A higher assumed investment return may result in a smaller potential growth in annuity payments. Conversely, a lower assumed investment return results in a lower initial annuity payment, but future annuity payments have the potential to be greater. The first variable payment will be based on the assumed investment return. Subsequent variable payments will fluctuate based on the performance of the variable investment options you have chosen as compared to the assumed investment return. For each such subsequent variable payment:

•	If the actual net annual return on investment equals the assumed investment return, the amount of your variable annuity payments will not change.

•	If the actual net annual return on investment is greater than the assumed investment return, the amount of your variable annuity payments will increase.

•	If the actual net annual return on investment is less than the assumed investment return, the amount of your variable annuity payments will decrease.

The interest rate used to compute the present value of any remaining unpaid payments will be the assumed investment return.

ANNUITY PAYOUT OPTIONS

The payout options currently offered are discussed below. You can choose to have annuity payments made under any one or a combination of the variable or fixed-rate annuity payout options that are available. You can make your choice at any time before your annuity payments begin. At any time, we may discontinue any of these options or make additional options available.

On the annuity commencement date, you may elect to restrict certain rights any beneficiary may have under the contract in the event that the

ANNUITY PERIOD	PROSPECTUS	35

Variable annuity

payout options

•	OPTION V-1 Life Annuity without Guaranteed Period

•	OPTION V-2 Life Annuity with Guaranteed Period

•	OPTION V-3 Joint and Survivor Annuity

•	OPTION V-4 Variable Annuity Payments To Age 100

contractowner and/or annuitant dies while there are guaranteed annuity payments still outstanding. If you choose this election, the beneficiary may not:

•	elect to be paid the present value of any remaining payments in a lump sum;

•	withdraw a portion of the present value of any remaining annuity payments;

•	name or change any contingent or concurrent beneficiaries; or

•	change the annuity payout option in effect at the time of the death of the contractowner and/or annuitant.

We must receive written notice in good order prior to the annuity commencement date that you elect to apply the above restrictions. Once elected, only the contractowner on record as of the annuity commencement date can revoke this election, and once it is revoked, it cannot be reinstated.

VARIABLE ANNUITY PAYOUT OPTIONS

All variable annuity payout options are designated with the letter “V.” After the first payment, the amount of variable annuity payments will increase or decrease to reflect the value of your variable annuity units. The value of the units will reflect the performance of the variable investment options chosen. This is why the amount of each payment will vary.

There are a variety of payout options for you to choose from that we’ve described below. If you do not make a choice, we will automatically select Option V-2 with a 120-month guarantee period. You may change options if you wish, provided you do so before we begin processing your first annuity payment.

OPTION V-1 – Life Annuity without Guaranteed Period

We make payments during the annuitant’s lifetime, ending with the payment preceding the annuitant’s death. This option allows for the maximum variable payment because there is neither a guaranteed minimum number of payments nor a provision for a death benefit for beneficiaries. It is possible that we may only make one payment under this option, if the annuitant dies before the date of the second payment.

OPTION V-2 – Life Annuity with Guaranteed Period

We make payments during the annuitant’s lifetime, but if the annuitant dies before the end of the guaranteed period selected by you, the remaining payments will be made to the beneficiary. Available guaranteed periods are for 60, 120, 180 or 240 months. Upon the annuitant’s death, the beneficiary can choose to take all or part of the remaining payments in a lump sum at the present value of the current dollar amount of the remaining payments. If the beneficiary dies while receiving the payments, the present value of the remaining number of variable annuity payments will be paid in one lump sum to the beneficiary’s estate.

36	PROSPECTUS	ANNUITY PERIOD

OPTION V-3 – Joint and Survivor Annuity

We make payments during the joint lifetimes of the annuitant and a designated second person, the joint annuitant. If one dies, payments will continue during the survivor’s lifetime. After the death of the annuitant or joint annuitant, payments will continue during the survivor’s lifetime based on a percentage of the amount that would have been payable if both annuitants were living, as chosen at the time of election of this option. It is possible that only one annuity payment will be made if both the annuitant and joint annuitant die before the date of the second payment.

OPTION V-4 – Variable Annuity Payments to Age 100

We make payments for a whole number of years. The number of years will equal 100 minus the annuitant’s age when annuity payments begin. If the annuitant dies before age 100, we will pay the balance of the payments to the beneficiary for the remainder of that period, unless the beneficiary elects to be paid the present value of the remaining annuity payments in a lump sum. If the beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate. Under this option, the payee has the right to change to Option V-1, the Life Annuity without Guaranteed Period. (In Oregon, this option is not available.)

Under Option V-4, the payee has the right to withdraw all or a portion of the present value of the remaining payments. If you request a partial withdrawal, we will liquidate annuity units in the amount necessary to meet the amount of your request. As a result, you will have fewer remaining annuity units which will lower the amount of money you receive in future income payments and the value of your remaining future payments will decrease. The following conditions apply to partial withdrawals.

•	The payee may not withdraw less than $500.

•

One partial withdrawal is permitted each quarter without charge (other than any applicable deferred sales charge) and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

•

After giving effect to the withdrawal, the present value of the remaining payments must be at least $2,000, and the remaining monthly payment must be at least $20 (or $60 quarterly, $120 semi-annually, or $240 annually).

If your partial withdrawal request does not meet the third condition, we will promptly attempt to contact you for additional instructions. If we don’t receive revised instructions that comply with the third condition within five business days of the original request, we will pay you the present value of the remaining payments and cancel your contract. This surrender is subject to any applicable contract charges and deferred sales charges, and may have tax consequences.

If you make a surrender or partial withdrawal during the annuity period under Option V-4 and if we waived the deferred sales charge when the

ANNUITY PERIOD	PROSPECTUS	37

contract proceeds were applied to the Option V-4, the amount withdrawn will be reduced by a portion of the charge that was waived. The reduction in the amount withdrawn will be the amount obtained by multiplying (a) by the result of (b) divided by (c) multiplied by (d) where:

a)	is the deferred sales charge that was applicable at the time the contract proceeds were applied to this payout option:

b)	is the number of whole months of any remaining unpaid payments until the date when the deferred sales charge would have been zero;

c)	is the number of whole months remaining when the contract proceeds were applied to the payout option until the date when the deferred sales charge would have been zero; and

d)	is the amount of the present value of payments withdrawn divided by the total present value of the variable payments.

The reduction in the amount withdrawn, as shown by a formula, is as follows:

(a) ×	(	b	)	× (d)
c

The interest rate used to compute the present value of any remaining unpaid payments will be the assumed investment return.

Please note that Option V-4 may have special tax consequences, including the following:

•	Option V-4 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option V-4 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

•

In a recent ruling, the Internal Revenue Service (IRS) concluded that a partial withdrawal on or after the annuity commencement date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity commencement date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis as set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax advisor regarding the tax consequences to you of a partial withdrawal under Option V-4. Other rules may apply to partial withdrawals from qualified contracts that elect Option V-4.

Contact your tax advisor for more information.

38	PROSPECTUS	ANNUITY PERIOD

Fixed-Rate Annuity Payout Options

All Fixed Annuity Payout Options are designated by the letter “F.”

OPTION F-1 – Life Annuity without Guaranteed Period

We make fixed payments during the annuitant’s lifetime, ending with the payment preceding the annuitant’s death. This option offers the maximum fixed payment because there is neither a guaranteed minimum number of fixed payments nor a provision for a death benefit for beneficiaries. It is possible we may only make one payment under this option, if the annuitant dies before the date of the second payment.

OPTION F-2 – Life Annuity with Guaranteed Period

We make fixed payments during the annuitant’s lifetime, but if the annuitant dies before the end of the guaranteed period selected by you, the remaining payments will be made to the beneficiary. Available guaranteed periods are for 60, 120, 180 or 240 months. Upon the annuitant’s death, the beneficiary can choose to take all or part of the remaining payments in a lump sum at the present value of the remaining payments. If the beneficiary dies while receiving the payments, the present value of the remaining number of annuity payments will be paid to the beneficiary’s estate.

OPTION F-3 – Joint and Survivor Annuity

We make fixed payments during the joint lifetimes of the annuitant and a designated second person, the joint annuitant. If one dies, payments will continue during the survivor’s lifetime. After the death of the annuitant or joint annuitant, payments will continue during the survivor’s lifetime based on a percentage of the amount that would have been payable if both annuitants were living, as chosen at the time of election of this option. Under this version, it is possible that only one annuity payment will be made if both the annuitant and joint annuitant die before the date of the second payment.

OPTION F-4 – Fixed Annuity Payments to Age 100

We make payments for a whole number of years. The number of years will equal 100 minus the annuitant’s age when annuity payments begin. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year. Annuity payment amounts will increase if the rate we credit is greater than the guaranteed interest rate of 3%. (In Oregon, this option is not available.)

If the annuitant dies before age 100, we will pay the balance of the payments to the beneficiary for the remainder of that period, unless the beneficiary elects to be paid the present value of the remaining annuity payments in a lump sum. If the beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate. Under this option, the payee has the right to change to Option F-1, the Life Annuity without Guaranteed Period.

Fixed-rate annuity

payout options

•	OPTION F-1 Life Annuity without Guaranteed Period

•	OPTION F-2 Life Annuity with Guaranteed Period

•	OPTION F-3 Joint and Survivor Annuity

•	OPTION F-4 Fixed Annuity Payments to Age 100

•	OPTION F-5 Payments for a Period Certain

•	OPTION F-6 10-Year Guaranteed Period

ANNUITY PERIOD	PROSPECTUS	39

Please note that Option F-4 may have special tax consequences, including the following:

•	Option F-4 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-4 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

Contact your tax advisor for more information.

OPTION F-5 – Payments for a Period Certain

We make monthly payments for a whole number of years for 15 to 30 years, depending on the whole number of years you select. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year. Annuity payment amounts will increase if the rate we credit is greater than the guaranteed interest rate of 3%.

If the annuitant dies during the payment period, we will pay the balance of the payments to the beneficiary for the remainder of that period, unless the beneficiary elects to be paid the present value of the remaining annuity payments in a lump sum. If the beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate.

Please note that Option F-5 may have special tax consequences, including the following:

•	Option F-5 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-5 may not satisfy the periodic payment exception to 10% penalty tax for distributions made before age 59 1/2.

Contact your tax advisor for more information.

Withdrawals under Options F-4 and F-5

Under Option F-4 or F-5, the payee has the right to withdraw all or a portion of the present value of the remaining payments. This will result in a reduction in future payments. The following conditions apply to partial withdrawals.

•	The payee may not withdraw less than $500.

•

One partial withdrawal is permitted each quarter without charge (other than any applicable deferred sales charge) and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

•	After giving effect to the withdrawal, the present value of the remaining payments must be at least $2,000, and the remaining

40	PROSPECTUS	ANNUITY PERIOD

monthly payment must be at least $20 (or $60 quarterly, $120 semi-annually, or $240 annually).

If your partial withdrawal request does not meet the third condition, we will promptly attempt to contact you for additional instructions. If we don’t receive revised instructions that comply with the third condition within five business days of the original request, we will pay you the present value of the remaining payments and cancel your contract. This surrender is subject to any applicable contract charges and deferred sales charges, and may have tax consequences.

In a recent ruling, the Internal Revenue Service (IRS) concluded that a partial withdrawal on or after the annuity commencement date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity commencement date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis as set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax advisor regarding the tax consequences to you of a partial withdrawal under Option F-4 or F-5. Other rules may apply to partial withdrawals from qualified contracts that elect Option F-4 or F-5.

If you make a surrender or partial withdrawal during the annuity period under Option F-4 or F-5, and, if we waived the deferred sales charge when the contract proceeds were applied to the Option F-4 or F-5, the amount withdrawn will be reduced by a portion of the charge that was waived. The reduction in the amount withdrawn will be the amount obtained by multiplying (a) by the result of (b) divided by (c) multiplied by (d) where:

a)	is the deferred sales charge that was applicable at the time the contract proceeds were applied to this payout option:

b)	is the number of whole months of any remaining unpaid payments until the date when the deferred sales charge would have been zero;

c)	is the number of whole months remaining when the contract proceeds were applied to the payout option until the date when the deferred sales charge would have been zero; and

d)	is the amount of the present value of payments withdrawn divided by the total present value of the variable payments.

The reduction in the amount withdrawn, as shown by a formula, is as follows:

(a) ×	(	b	)	× (d)
c

ANNUITY PERIOD	PROSPECTUS	41

The interest rate we use to compute the present value of any remaining unpaid payments will be the guaranteed interest rate of 3%.

OPTION F-6 – 10-Year Guaranteed Period

We make fixed monthly payments to you for a period of ten years. If the annuitant dies during the ten year payment period, the remaining payments will be made to the beneficiary or the beneficiary can choose to take the remaining payments in a lump sum at the present value of the remaining payments. If the beneficiary dies while receiving the payments, the balance will be paid in one sum at the present value of the remaining payments to the beneficiary’s estate.

Please note that Option F-6 may have special tax consequences, including the following:

•	Option F-6 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-6 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

Contact your tax advisor for more information.

42	PROSPECTUS	ANNUITY PERIOD

OTHER CONTRACT FEATURES

DEATH BENEFITS

If the annuitant you have named dies before the date annuity payments begin, we pay a death benefit unless you have named a contingent annuitant. In that situation, the death benefit is payable prior to the date annuity payments are scheduled to begin upon the death of the later to survive of the annuitant and contingent annuitant. In addition, you have the option of buying an enhanced death benefit rider and/or an earnings benefit rider which may provide higher death benefits upon the death of the annuitant.

If the annuitant was age 79 or younger on the contract’s issue date, the benefit is the greater of:

•	the accumulation value of the contract at the end of the valuation period during which we receive proof of death and all required documents in good order, minus any annuity taxes; or

•	the total of all premiums paid, minus an adjusted amount for each partial withdrawal.

The adjusted amount for each partial withdrawal is determined by:

(a)	dividing the amount of each partial withdrawal, including any applicable deferred sales charges and annuity taxes, by the accumulation value of the contract immediately before that withdrawal; and

(b)	multiplying the result of (a) by the death benefit immediately prior to the withdrawal.

This means that the dollar amount of the reduction in the death benefit can be greater than the dollar amount of the withdrawal.

For annuitants aged 80 or older on the contract’s issue date, the death benefit will be the accumulation value at the end of the valuation period during which we receive proof of death and all required documents in good order, minus any annuity taxes.

If you and the annuitant are not the same person, and you (or any owner) die before the date that annuity payments begin, the death benefit, if paid in one sum, will be the accumulation value at the end of the valuation period during which we receive proof of death and all required documents in good order, minus any annuity taxes.

If the annuitant is not the contract owner and dies on or before the date that annuity payments begin, we will pay the death benefit to the beneficiary. If the beneficiary has also died, we will pay the benefit to the contingent beneficiary. If no contingent beneficiary has been named, then we will pay the benefit to you, the contract owner. However, if you are no longer living, we will pay the benefit to your estate.

If you are both the annuitant and the owner of the contract, and you die before the date annuity payments begin, we will pay the death benefit to your beneficiary, as described above. However, we must distribute your

Death benefits

If you or the annuitant you have named dies before the date annuity payments begin, we pay a death benefit. In addition, you have the option of choosing among several enhanced death benefit riders which may provide a higher death benefit upon the death of the annuitant.

OTHER CONTRACT FEATURES	PROSPECTUS	43

interest according to the Special requirements outlined below. In this situation, your beneficiary will become the new owner of the contract unless a joint owner has been named.

We will pay the death benefit in a lump sum unless:

•	You have chosen a different annuity payout option for the death benefit. We must receive notification of your choice at least three business days before we pay out the proceeds.

•

You, the contract owner, have not chosen a payout option and the beneficiary has. Again, we must receive the beneficiary’s request at least three business days before we pay out the proceeds, and within a year of the annuitant’s death.

If the death benefit proceeds will not be paid in one lump sum and the death benefit proceeds exceed the accumulation value of the contract as of the end of the valuation period during which we received proof of death in good order, GIAC will credit to the contract an amount equal to the difference between the death benefit proceeds and the accumulation value of the contract. Such amount will be credited to the RS Money Market VIP Series investment option.

If you are a contract owner but not the annuitant, and you die before the date annuity payments begin, then any joint contract owner will become the new owner of the contract. If you haven’t named a joint contract owner, then your beneficiary will become the new owner of the contract. In the event of any contract owner’s death, we must distribute all of the owner’s interest in the contract according to the Special requirements outlined below.

Generally, your beneficiaries will be taxed on the gain in your annuity contract. Consult your tax adviser about the estate tax and income tax consequences of your particular situation.

Special requirements

If a contract owner dies, the following rules apply.

If the beneficiary (or the sole surviving joint contract owner) is not your spouse, and you die before the date annuity payments begin, then we must distribute all of your interest in the contract within five years of your death.

These distribution requirements will be satisfied if any portion of the deceased contract owner’s interest:

•	is payable to, or for the benefit of, any new contract owner, and

•	will be distributed over the new contract owner’s life, or over a period not extending beyond the life expectancy of any new contract owner.

Primary annuitant

Please note that the primary annuitant is determined in accordance with Section 72(s) of the Internal Revenue Code, which states that he or she is the person the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the contract.

44	PROSPECTUS	OTHER CONTRACT FEATURES

Under the above conditions, distributions must begin within one year of your death.

If the beneficiary (or sole surviving joint contract owner) is your spouse, he or she can continue the contract, assuming the role of contract owner. See Spousal continuation below.

If an owner of the contract is not an individual, then the primary annuitant will be treated as the owner of the contract. In this situation, any change in the annuitant will be treated as the death of the contract owner.

SPOUSAL CONTINUATION

Your contract may be continued under spousal continuation if:

•	you die and your spouse is the only named beneficiary on the date of your death; or

•	your contract has two joint owners; and

•	one but not both joint owners dies before annuity payments begin;

•	the two joint owners were married to each other on the date of the deceased owner’s death; and

•	both joint owners were the only named concurrent beneficiaries on the date of the deceased owner’s death.

The right of a spouse to continue the contract, and all contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of this contract will not be available to such partners or same-sex marriage spouses. Consult a tax advisor for more information on this subject.

We must receive notice of election of spousal continuation by the 90th day after we receive proof in good order of the owner’s death. If the surviving spouse qualifies for spousal continuation and does not elect a method of death benefit payment by such 90th day, spousal continuation will be deemed to have been elected on that day. Spousal continuation will not satisfy minimum required distribution rules for qualified contracts other than IRAs.

Upon spousal continuation, if the death benefit proceeds that would have been paid upon the owner’s death exceed the accumulation value on the date used to calculate the death benefit, then we will credit the RS Money Market VIP Series variable investment option with an amount equal to the difference between the death benefit proceeds and the accumulation value. If applicable, the surviving spouse will replace the deceased owner as annuitant or contingent annuitant. The death benefit payable under the continued contract is the accumulation value at the end of the valuation period during which we receive proof of death of the surviving spouse, minus any annuity taxes.

OTHER CONTRACT FEATURES	PROSPECTUS	45

All premium payments made prior to spousal continuation will not be subject to a deferred sales charge. All provisions of the contract with respect to deferred sales charges will apply to the partial withdrawal or surrender of any premium payments made after spousal continuation.

ENHANCED DEATH BENEFITS

When you buy your contract, you can choose to buy an enhanced death benefit rider. The enhanced death benefit riders are only available if the annuitants are under age 75 on your contract’s issue date. If a death benefit is payable and one of these options is in force, the beneficiary will receive either the death benefit described above or the enhanced death benefit, whichever is greater. You should consult your tax adviser prior to selecting any rider.

Three enhanced death benefit riders are offered:

•

The 7 Year Enhanced Death Benefit Rider provides a death benefit equal to the adjusted accumulation value for the reset date immediately prior to the annuitant’s death. The reset date is every seventh contract anniversary date (e.g., 7th, 14th, 21st, etc.). This enhanced death benefit is available in all states and is the least expensive of the three, with a daily charge based on an annual rate of 0.20% of the net assets of your variable investment options.

•

The Contract Anniversary Enhanced Death Benefit Rider pays a death benefit which equals the highest adjusted accumulation value on any contract anniversary value before the death of the annuitant and before the annuitant’s 85th birthday. This rider is only available in New York state, with a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options.

•

The Guaranteed Minimum Death Benefit Rider pays a death benefit that is equal to the greater of the 3% simple interest death benefit, as described below, or the contract anniversary death benefit, as described below. This rider has the highest per annum rider fee of the three enhanced death benefits and is available in all states except New York, with a daily charge based on an annual rate of 0.30% of the net assets of your variable investment options.

These riders are available only in states where they have been approved and where we are continuing to offer them. Please ask your sales agent or call our Customer Service Office for information about the availability of these enhanced death benefit riders in your state. If you select the GLWB rider, you cannot select any of these enhanced death benefit riders.

7 Year Enhanced Death Benefit Rider

The enhanced death benefit under this rider equals the adjusted accumulation value for the reset date immediately preceding the annuitant’s date of death. The adjusted accumulation value is the accumulation value of the basic contract on the applicable reset date:

–	plus any net premiums paid after the reset date

–	minus an adjusted amount for each partial withdrawal made after the reset date.

46	PROSPECTUS	OTHER CONTRACT FEATURES

The adjusted amount for each partial withdrawal is determined by:

(i)	dividing the amount for each partial withdrawal, including any applicable deferred sales charges and any annuity taxes, by the accumulation value immediately prior to that withdrawal; and

(ii)	multiplying the result of (i) by the enhanced death benefit immediately prior to the withdrawal.

This means that the dollar amount of the reduction in the death benefit can be greater than the dollar amount of the withdrawal.

The first reset date is on the seventh contract anniversary date. After this, each reset date will be each seventh contract anniversary date after that (i.e., the 14th, 21st and 28th contract anniversaries, and so on).

Contract Anniversary Enhanced Death Benefit Rider

The enhanced death benefit under this rider equals the highest adjusted accumulation value on any contract anniversary before the death of the annuitant and before the annuitant’s 85th birthday and on or after December 26, 2006, this rider will only be available in New York state. The adjusted accumulation value is the accumulation value of the basic contract on any contract anniversary:

–	plus any net premium payments received after that contract anniversary

–	minus an adjusted amount for each partial withdrawal made after that contract anniversary

The adjusted amount for each partial withdrawal is determined by:

(i)	dividing the amount of each partial withdrawal, including any deferred sales charges and annuity taxes, by the accumulation value immediately prior to that withdrawal; and

(ii)	multiplying the result of (i) by the contract anniversary enhanced death benefit immediately prior to the withdrawal.

This means that the dollar amount of the reduction in the death benefit can be greater than the dollar amount of the withdrawal.

Owners who select this rider at the time their contract is issued may be eligible for waivers of deferred sales charges. See Contract costs and expenses: Contingent deferred sales charge.

Guaranteed Minimum Death Benefit Rider

The enhanced death benefit under this rider is the greater of:

•	the 3% simple interest death benefit, as described below; or

•	the contract anniversary death benefit, as described below.

The 3% simple interest death benefit is:

•	the total of all premiums paid less partial withdrawals (as described below)

•	minus any adjustments (as described below)

OTHER CONTRACT FEATURES	PROSPECTUS	47

•	multiplied by 3% simple interest from the date of each of these transactions, up to a maximum of 200% of all premium payments minus any partial withdrawals and adjustments.

A partial withdrawal is the amount of the partial withdrawal, including any applicable deferred sales charges and annuity taxes.

An adjustment is calculated by:

•	subtracting the accumulation value of the contract immediately before a partial withdrawal is taken from the 3% simple interest death benefit immediately before the partial withdrawal is taken

•	multiplying that amount by the partial withdrawal

•	dividing that sum by the accumulation value of the contract immediately before the partial withdrawal is taken.

This means that the dollar amount of the reduction in the death benefit can be greater than the dollar amount of the withdrawal.

If the adjustment, as calculated above, is less than zero, the adjustment will be set to zero.

The 3% simple interest death benefit is reduced for each partial withdrawal by deducting the partial withdrawal amount and any adjustment from the 3% simple interest death benefit amount immediately prior to the withdrawal.

Please note that the accumulation of the 3% simple interest ends on the earlier of the date of the annuitant’s death or the contract anniversary immediately prior to the annuitant’s 80th birthday. For the period from the contract anniversary immediately prior to the annuitant’s 80th birthday until the annuitant’s 85th birthday, the 3% simple interest death benefit is only increased for subsequent premium payments and decreased for partial withdrawals and any adjustments. After the annuitant’s 85th birthday, the 3% simple interest death benefit is zero and the death benefit payable will be the death benefit under the contract.

The contract anniversary death benefit under this rider is:

•	the highest accumulation value on any contract anniversary that is prior to the death of the annuitant and prior to the annuitant’s 80th birthday

•	plus any premiums paid since the date of that contract anniversary

•	minus any partial withdrawals (as described above) since the date of that contract anniversary

•	minus an adjustment (as described below) for each partial withdrawal since the date of that contract anniversary.

An adjustment is calculated by:

•

subtracting the accumulation value of the contract immediately before a partial withdrawal is taken from the contract anniversary death benefit under this rider immediately before the partial withdrawal is taken

48	PROSPECTUS	OTHER CONTRACT FEATURES

•	multiplying that amount by the partial withdrawal

•	dividing that sum by the accumulation value of the contract immediately before a partial withdrawal is taken.

This means that the dollar amount of the death benefit can be greater than the dollar amount of the withdrawal.

If the adjustment, as calculated above, is less than zero, the adjustment will be set to zero.

We will terminate any of the enhanced death benefit riders on the earliest of the following dates:

•	the date the enhanced death benefit is paid out

•	the date the contract terminates

•	the date of the annuitant’s 85th birthday

•	the date annuity payments begin

•	the date we receive a written termination request from you.

Once a death benefit rider is terminated, it cannot be reinstated. The death benefit reverts to the basic death benefit, and no further charges will be deducted for this benefit. Please see Death Benefits.

To help you understand the different features of the three enhanced death benefit riders, please see the chart below:

	Seven Year Enhanced Death Benefit Rider (available in all states)	Contract Anniversary Enhanced Death Benefit Rider (available in New York state only)	Guaranteed Minimum Death Benefit Rider (available in all states except New York)
Issue Age	Annuitant’s age 74 or younger.	Annuitant’s age 74 or younger.	Annuitant’s age 74 or younger.
Termination Age	The date of the annuitant’s 85th birthday.	The date of the annuitant’s 85th birthday.	The date of the annuitant’s 85th birthday.
Death Benefit	Equals the adjusted accumulation value for the seven year contract anniversary immediately preceding the annuitant’s date of death.	Equals the highest adjusted accumulation value on any contract anniversary before the death of the annuitant and before the annuitant’s 85th birthday.

Equals the greater of:

1) The contract anniversary death benefit, which is:

The highest accumulation value on any contract anniversary that is prior to the death of the annuitant and prior to the annuitant’s 80th birthday, minus any partial withdrawals and adjustments (as described in this prospectus):

or

2) The 3% simple interest death benefit, which is:

•the total of all premiums paid less partial withdrawals

•minus any adjustments (as described in this prospectus)

•multiplied by 3% simple interest from the date of each of these transactions, up to a maximum of 200% of all premium payments minus any partial withdrawals and adjustments (as described in this prospectus).

Rider Fee	A daily charge at an annual rate of 0.20% of the net assets of your variable investment options.	A daily charge at an annual rate of 0.25% of the net assets of your variable investment options.	A daily charge at an annual rate of 0.30% of the net assets of your variable investment options.

OTHER CONTRACT FEATURES	PROSPECTUS	49

EARNINGS BENEFIT RIDER

When you buy your contract, you can choose to buy an earnings benefit rider. You will pay a daily charge for this rider based on an annual rate of 0.25% of the net assets of your variable investment options.

The earnings benefit rider may in certain circumstances increase the death benefit payable, based on a percentage of your contract earnings up to a specified maximum limit of your adjusted premium payments. How we determine both earnings and adjusted premiums are described below.

You should evaluate the following when considering this rider:

•

You will only receive the earnings benefit if there is investment growth (or “earnings”) in your contract value at the time of the annuitant’s death; otherwise we will not pay any earnings benefit under the rider.

•

Partial withdrawals may have the effect of reducing or eliminating the earnings benefit payment upon the annuitant’s death, because withdrawals reduce the premium amount used to determine if there is any gain in your contract.

•

If any change is made to the owner or annuitant after the purchase of the contract, we will not pay an earnings benefit, even though the charge for this benefit has been deducted prior to the time the change was made.

•	There are potential tax consequences associated with purchasing the rider. See the discussion of the potential tax consequences of electing this feature under Federal Tax Matters.

•	The charge for this rider will continue to be deducted even during periods when the rider would pay no benefit because there are no earnings.

We are seeking regulatory approval for this feature and will offer it in those jurisdictions where we have received such approval. Terms and conditions may differ between jurisdictions when the feature is approved.

If the annuitant is 69 or younger when we issue the contract, the earnings benefit will be 40% of earnings at the time of the annuitant’s death (the accumulation value minus the adjusted premiums) with a maximum payment of 40% of adjusted premiums.

If the annuitant is between the age of 70 and 79 when we issue the contract, the earnings benefit will be 25% of earnings upon the annuitant’s death (the accumulation value minus the adjusted premiums), with a maximum payment of 25% of adjusted premiums.

Your spouse may continue a contract with the earnings benefit rider upon your death only if you are the annuitant and sole owner and your spouse is the sole beneficiary when the contract is issued. Any later changes in the annuitant or owner will prevent your spouse from continuing the rider. If your spouse is 80 or older upon your death, your spouse may not continue this rider.

If your spouse elects to continue this rider upon your death, we will credit the contract an amount equal to the amount by which the death

50	PROSPECTUS	OTHER CONTRACT FEATURES

benefit then payable under the contract (including the enhanced death benefit, if applicable) plus any earnings benefit payable exceeds the accumulation value of the contract on the date of death. This amount will be credited to the RS Money Market VIP Series variable investment option. Your spouse will be subject to the same fees, charges and expenses that were applicable to you, except that your spouse may not continue any riders (other than the earnings benefit rider) that had been elected for the contract, and charges will not be deducted for other rider benefits after your death.

Upon the death of your surviving spouse before the date annuity payments begin, the earnings benefit proceeds must be distributed to the beneficiaries named by your spouse or allocated to the contract if the beneficiaries continue the contract. However, the beneficiaries may not continue the rider. To determine the amount of any earnings benefit on the date of your spouse’s death, we begin by calculating two different numbers:

•

The first number is the amount of adjusted premiums as of your spouse’s death. This amount is the accumulation value at the time your spouse continued the contract (the sum of the contract death benefit, including any enhanced death benefit plus any earnings benefit), adjusted by:

•	Adding any net premiums contributed to the contract after your death

•	Proportional reductions for partial withdrawals (as explained below) taken from the contract after your death.

•	The second number is the accumulation value as of your spouse’s death minus the first number calculated immediately above.

If your spouse is age 69 or younger upon your death, the beneficiaries will receive 40% of the lesser of these two amounts.

If your spouse is between ages 70 and 79 upon your death, the beneficiaries will receive 25% of the lesser of these two amounts.

In summary, upon your surviving spouse’s death, we calculate whether a second earnings benefit is payable based on a percentage of earnings from the time of your death until your spouse’s death (the second number indicated above). However, such amount payable may not be more than the specified percentage of the adjusted premiums (as explained in the first number indicated above).

As mentioned above, for purposes of calculating the earnings benefit, the amount of the premiums is adjusted for any partial withdrawals and any applicable deferred sales charges and annuity taxes. Each time you make a partial withdrawal, we will reduce the premium amount by an amount calculated as follows: we multiply the premium payment amount (or, if the amount has been previously adjusted, the adjusted premium payment amount) by:

your partial withdrawal amount, (including any deferred sales charges and annuity taxes)
the accumulation value of your contract immediately prior to withdrawal.

OTHER CONTRACT FEATURES	PROSPECTUS	51

The result is the new adjusted premium amount.

We will terminate the earnings benefit rider on the earliest of the following dates:

•	the date the contract terminates

•	on the annuitant’s 90th birthday

•	the date annuity payments begin

•	the date we receive a written termination request from you

•	the date of the annuitant’s death unless you are the annuitant and your spouse elects to continue the contract and rider

•	the date of your spouse’s death, if your spouse continued the rider

•	the date the owner, joint owner or annuitant is changed unless the change is the result of a surviving spouse’s decision to continue the contract.

Once the rider is terminated, it cannot be reinstated, and no further charges will be deducted for this benefit. If you select the GLWB rider, you cannot select this rider.

LIVING BENEFIT RIDER (REFERRED TO AS “DECADE”)

When you buy your contract, you can choose to buy a living benefit rider. In order to purchase this rider, the annuitant must be 74 years old or younger at the time we issue your contract. You will pay a daily charge for this rider based on an annual rate of 0.25% of the net assets of your variable investment options.

This rider provides for a living benefit on the tenth contract anniversary if the accumulation value of your contract on that date is less than your initial premium payment, adjusted as described below for any partial withdrawals you’ve made before that date. The living benefit amount you may receive is equal to the amount by which the adjusted initial premium payment exceeds your accumulation value on the tenth contract anniversary.

If you elect the living benefit rider, you will be subject to a number of special rules while the rider is in force:

•

We will not accept any additional premium payments into your contract. However, for contracts issued in connection with premium payments directed to us from other insurance companies, we may consider all such amounts when received as part of the initial premium payment for purposes of this rider.

•	You must allocate your net premiums at the time your contract is issued among the following groupings of allocation options. Each grouping is designated as an Asset Allocation Class.

10% –	RS Money Market VIP Series, RS Low Duration Bond VIP Series or The Fixed-Rate Option.

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40% –	RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, Invesco V.I. Government Securities Fund, Fidelity VIP Investment Grade Bond Portfolio, MFS Research Bond Series Fund or The Fixed-Rate Option.

40% –

RS Large Cap Alpha VIP Series, RS S&P 500 Index VIP Series, RS High Yield VIP Series, RS International Growth VIP Series, Value Line Centurion Fund, Value Line Strategic Asset Management Trust, Invesco V.I. American Franchise Fund, Invesco V.I. Core Equity Fund, AllianceBernstein VPS Value Portfolio, AllianceBernstein VPS Real Estate Investment Portfolio, AllianceBernstein VPS Growth & Income Portfolio, Davis Real Estate Portfolio, Davis Value Portfolio, Fidelity VIP Balanced Portfolio, Fidelity VIP Contrafund® Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, Gabelli Capital Asset Fund, MFS Strategic Income Series, MFS Investors Trust Series, MFS Total Return Series or Invesco V.I. Growth and Income Fund.

10% –	RS Small Cap Growth Equity VIP Series, RS Emerging Markets VIP Series, Invesco V.I. American Franchise Fund, Invesco V.I. Value Opportunities Fund, Invesco V.I. Mid Cap Core Equity Fund, Alger Capital Appreciation Portfolio, AllianceBernstein VPS Large Cap Growth Portfolio, AllianceBernstein VPS Global Thematic Growth Portfolio, Davis Financial Portfolio, Franklin Rising Dividends Securities Fund, Franklin Small Cap Value Securities Fund, Fidelity VIP Mid Cap Portfolio, MFS Core Equity Series, MFS Growth Series, MFS New Discovery Series, or Templeton Growth Securities Fund.

•

On each quarterly anniversary, your accumulation value will be rebalanced to the allocation percentage listed above. If necessary, we will waive the usual fixed-rate option transfer restrictions to perform the rebalancing. Within each Asset Allocation Class, we will make shifts pro rata among the allocation options you have chosen for that class at the time of the rebalancing.

•	You may only make transfers to allocation options within the same Asset Allocation Class.

•	We will deduct any partial withdrawals from all allocation options pro rata. You will not be able to choose the allocation options from which withdrawals are made.

If you are eligible to receive the living benefit at the tenth contract anniversary, the living benefit amount will be credited to the RS Money Market VIP Series variable investment option.

As mentioned above, for the purposes of calculating the living benefit, the amount of the initial premium is adjusted for any partial withdrawals (including any applicable deferred sales charges) and annuity taxes. Each time you make a partial withdrawal, we will adjust the initial premium

OTHER CONTRACT FEATURES	PROSPECTUS	53

payment amount by multiplying the initial premium payment amount (or, if the amount has been previously adjusted, the adjusted initial premium payment amount) by:

your withdrawal amount
the accumulation value of your contract

We will terminate the living benefit rider on the earliest of the following dates:

•	the date we process any transaction requested by you that is inconsistent with the special rules outlined above

•	the date the annuitant dies

•	the tenth contract anniversary

•	the date the contract terminates

•	the date annuity payments begin

•	the date we receive a written termination request from you.

If the contract is jointly owned by you and your spouse, your spouse may continue the contract and the rider after your death, provided the annuitant is still living.

This rider is only available if it is approved in your state. If you select the GLWB rider, you cannot select this rider. Once the rider is terminated, it cannot be reinstated, and no further charges will be deducted for this benefit.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB) RIDER

When you buy your contract, you can choose to buy a GMIB rider. This rider establishes a guaranteed income base that will provide a GMIB regardless of the investment performance of the contract. If you elect to annuitize under this rider, the guaranteed income base will be applied to purchase annuity benefits. In order to purchase this rider, the annuitant and the contingent annuitant must be younger than 75 years old at the time we issue the contract. If you choose this rider, the annuitant may not be changed except as follows. If an annuitant who is not you dies prior to the annuity commencement date, and if a contingent annuitant had been named by you on the date that the contract and this rider were issued, then the contingent annuitant will become the annuitant. The guaranteed income base is not affected and continues to accumulate.

You will pay a rider fee on each rider anniversary and upon the termination of this rider. The rider anniversary is the same month and day as the issue date of this rider in each calendar year after the calendar year that the rider was issued. The rider fee is 0.50% of the guaranteed income base at the time the fee is deducted. We will deduct this fee from each variable investment option and the fixed-rate option in proportion to the amount of accumulation value in each option. If the date this fee is

54	PROSPECTUS	OTHER CONTRACT FEATURES

deducted for termination of this rider is a date other than a rider anniversary, then the fee will be prorated for the portion of the contract year that has passed. This fee will not be deducted after the election date.

The election date is the date that we receive, at our customer service office, all necessary information in good order to enable the GMIB payments to begin. The election date must be within 30 days following the tenth rider anniversary or must be within 30 days following any subsequent rider anniversary. Also, the GMIB must be elected no later than 30 days following the rider anniversary prior to the 85th birthday of the annuitant. If you are age 60 or over at the time you purchase a qualified contract, you may have to take withdrawals before the end of the ten-year waiting period in order to satisfy minimum distribution rules. Withdrawals will reduce the guaranteed income base. Consult a tax advisor before purchasing a GMIB rider under these circumstances.

The GMIB rider will be issued only on the date that the basic contract is issued. The initial premium payment and any subsequent premium payments made in the first contract year cannot exceed $1,000,000 in the aggregate without prior permission from an authorized officer of GIAC. On the issue date, the guaranteed income base is equal to the accumulation value of the contract. Thereafter, on any current date, the guaranteed income base will equal the greater of (1) or (2):

(1)	The accumulation value on the issue date, plus any subsequent net premium payments, minus any subsequent adjusted partial withdrawals, accumulated at the annual effective growth rate of 5% up to the current date, until the earlier of:

(i)	the 85th birthday of the annuitant; or

(ii)	the first date the net premium payments, less any adjusted partial withdrawals, have grown to 2.5 times the cumulative net premium payments received, less adjusted partial withdrawals as a result of being accumulated at an annual effective growth rate of 5%.

(2)	The largest accumulation value, on the issue date or on any rider anniversary prior to the 81st birthday of the annuitant, plus any net premium payments received after this date, with a reduction for any adjusted partial withdrawals taken after this date. If, immediately prior to the withdrawal, the accumulation value is greater than or equal to the guaranteed income base, the reduction will be by the dollar amount of the partial withdrawal and any applicable contingent deferred sales charges and annuity taxes.

On the election date, if the accumulation value is greater than the guaranteed income base, we will increase the guaranteed income base to be equal to the accumulation value as of that date. Please note that the guaranteed income base is not contract accumulation value and cannot be withdrawal in a lump sum.

An adjusted partial withdrawal is calculated for each partial withdrawal, and is equal to (a) divided by (b) multiplied by (c), where:

(a)	is the amount of the partial withdrawal, including any applicable contingent deferred sales charges and annuity taxes;

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(b)	is the accumulation value immediately prior to the withdrawal; and

(c)	is the guaranteed income base immediately prior to the withdrawal.

On the election date, you may use the guaranteed income base and the applicable annuity factors specified in the GMIB rider to provide fixed annuity payments from the following annuity payout options:

•	Life Income – An election may be made for a fixed income payout for the life of the annuitant.

•

Life Income with a 10 year Period Certain – An election may be made for a fixed income payout with a 10-year period certain. In the event of the death of the annuitant prior to the end of the period certain, the remaining period certain payments will be continued to the beneficiary. If the life expectancy of the annuitant is less than 10 years according to the life expectancy table specified by the Internal Revenue Service, then the settlement option available will be a Life Annuity with a Period Certain for which the period certain is the life expectancy of the annuitant.

•

Joint and 100% Survivor – An election may be made for a fixed income option if both the annuitant and the joint annuitant are under age 85. Payments will be made as long as either the annuitant or joint annuitant is living.

If you exercise a rider payment option, the payout received will be the greater of:

(i)	the GMIB at the time of election, which is calculated by multiplying each $1,000 of guaranteed income base by the applicable annuity factor specified in the GMIB rider for the rider payment option elected; or

(ii)	the income calculated by multiplying each $1,000 of accumulation value by our current settlement option rates of the basic contract for the applicable corresponding contract annuity payout option, at the time of election.

The guaranteed income base may only be used with the rider payment options and annuity factors specified in the GMIB rider. The guaranteed income base may not be used with the annuity payout options and settlement option rates of the basic contract. Annuity factors translate your guaranteed income base or your accumulation value into an annuity benefit. The annuity factors show the dollar amount of the monthly annuity payment purchased with each $1,000 of the guaranteed income benefit or accumulation value applied. The annuity factors for the GMIB are more conservative than the annuity factors for the basic contract. Because the GMIB is based on conservative actuarial factors, the level of income that it guarantees may be less than the level that would be provided by annuitization of the accumulation value using the annuity factors of the basic contract. We use more conservative annuity factors for the GMIB because the guaranteed income base to which these factors are applied increases automatically at an annual guaranteed growth rate of 5%, regardless of the investment performance of the basic contract.

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The rider terminates on the earliest of the following:

•	the date the basic contract terminates; or

•	the date you elect to apply the accumulation value of the contract to annuitize the contract using the annuity payout options in the basic contract; or

•	the 31st day following the date of the annuitant’s 85th birthday; or

•	the date the contingent annuitant becomes the annuitant, if the contingent annuitant is age 85 or older; or

•	the date spousal continuation is elected, if you were the annuitant and you die.

This rider cannot be terminated prior to the earliest of the above dates. Also, this rider may not be available in your state. If you select the GLWB rider, you cannot select this rider.

The following information will help you decide if the optional GMIB rider or the optional GLWB rider is right for you:

•

The GMIB rider provides for an annuity benefit and the GLWB rider provides for a withdrawal benefit. Once an annuity benefit under GMIB commences, you no longer have the right to withdraw any additional accumulation value, in excess of the annuity payment, from your contract. Once you commence receiving withdrawals under the GLWB rider, you can access any additional accumulation value in your contract, even if this additional withdrawal would exceed the withdrawals allowable under the GLWB rider. Any additional withdrawals, however, would decrease your contract’s accumulation value and the amount available for withdrawal under the GLWB rider.

•

The payments made under the GMIB rider are treated as annuity payments and are taxed accordingly. Generally, the payments made under the GLWB rider are treated as withdrawals (at least until you have fully depleted your contract accumulation value) and are taxed accordingly. Please see the Federal tax matters section of this prospectus for further information and consult your tax advisor for additional details relevant to your tax situation.

•

Annuity payments made under the GMIB are automatic and will be paid for the duration of the annuity you have chosen, regardless of whether you need that payment in a particular year or not. Under the GLWB rider, you can choose not to take a withdrawal in a given year. Doing so may allow your contract’s accumulation value to increase more rapidly in a good market, thus increasing your future withdrawals due to the step-up features of the GLWB rider.

•

The GMIB rider has a ten year waiting period before you can begin receiving annuity payments. The GLWB rider allows you to begin taking withdrawals immediately, but you may not get the full benefit of the rider if you do so.

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GUARANTEED LIFETIME WITHDRAWAL BENEFIT (GLWB) RIDER

When you buy your contract, you can choose to buy a GLWB rider, if your initial premium payment is $5,000 or more. You can choose one of the following options of this rider:

Single Options

Guardian Target 300:	Single life with 7% annual minimum guarantee, 10 year 200% cumulative guarantee, 15 year 300% cumulative guarantee and step-ups (not available in New York)
Guardian Target 200:	Single life with 7% annual minimum guarantee, 10 year 200% cumulative guarantee and step-ups (not available in New York)
Guardian Target Future:	Single life with 7% annual minimum guarantee (available only in New York)
Guardian Target Now:	Single life with step-ups only

Spousal Options (Spousal options of this rider are not available in New York)

Guardian Target 300:	Spousal with 7% annual minimum guarantee, 10 year 200% cumulative guarantee, 15 year 300% cumulative guarantee and step-ups
Guardian Target 200:	Spousal with 7% annual minimum guarantee, 10 year 200% cumulative guarantee and step-ups
Guardian Target Now:	Spousal with step-ups only

At the time of issue, the primary covered person (described below) and if applicable, the secondary covered person (described below) both must be younger than 81 years old and both the covered persons must be 45 years old or older. This rider provides a guaranteed withdrawal amount (as described below) regardless of the investment performance of the contract when your investment allocations are made in accordance with specified model allocation requirements, beginning on the date you make your first withdrawal and ending on the earlier to occur of the annuity commencement date or the termination of the rider. This rider is irrevocable and can only be terminated on the earliest of the following:

•	the contract termination date; or

•	the date an annuity payout option under the contract commences; or

•	the date the accumulation value of the contract, the guaranteed withdrawal balance and the guaranteed withdrawal amount, each described below, all equal zero; or

•	any change in the owner or annuitant under the contract without our consent, including but not limited to, adding a joint owner or contingent annuitant; or

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•	the date we receive proof in good order that the last surviving primary covered person or secondary covered person has died.

It is important to understand several key terms that are fundamental to this rider:

The guaranteed withdrawal balance (GWB) is used for the sole purpose of calculating the guaranteed withdrawal amount. The GWB may not equal the accumulation value in your contract on any given date. The GWB cannot be withdrawn in a lump sum and it can never exceed $5,000,000. The primary covered person is the person whose life, in conjunction with the secondary covered person’s life in the spousal options in certain situations, is used to determine the duration of the guaranteed withdrawal amount payments. The primary covered person must be a natural person and must also be the annuitant. The primary covered person may not be changed after the contract is issued. The secondary covered person is the primary covered person’s legally married spouse. If the secondary covered person is no longer the primary covered person’s spouse for any reason other than the death of the primary covered person, or if the secondary covered person dies before the primary covered person dies, there will no longer be a secondary covered person under the rider and spousal continuation of this rider and all provisions of the rider related to the secondary covered person will not be applicable. The guaranteed withdrawal amount (GWA) is the amount that is guaranteed to be available for withdrawal each contract year while either the primary covered person is living or the secondary covered person is living after having continued the contract after the primary covered person’s death. The initial GWA is determined on the earlier of the date of the first withdrawal or the date the rider enters the settlement phase. Please note that the lifetime withdrawal percentage (described below) will not change once the initial GWA is determined. The annual minimum guarantee basis is the amount that is multiplied by the 7% annual minimum guarantee percentage as part of the calculation of the annual minimum guarantee. The initial basis is equal to your initial premium payment plus any additional premium payments received during the first ninety days following the issue date of the contract. Thereafter, this basis is increased by the amount of any additional premium payments you make. The basis is also increased to equal the accumulation value of the contract on each step-up date (described below) whenever such accumulation value is greater than the current annual minimum guarantee basis. The basis is decreased by the amount of any withdrawal. However, if a withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution in accordance with the tax qualified distributions section (described below), the basis will be reduced to the lesser of the accumulation value of the contract immediately after the withdrawal or the then current basis reduced by the amount of the withdrawal. A withdrawal is an amount withdrawn from the contract, including any applicable contingent deferred sales charges and annuity taxes. The settlement phase of this rider will be entered if the accumulation value under the contract reaches zero on a date prior to the determination of

Partners in a civil union or spouses in a same sex marriage may not be considered married under federal law and therefore spousal continuation is not available to a surviving civil union partner or a spouse in a same sex marriage. For information regarding federal tax law, please consult your tax advisor.

OTHER CONTRACT FEATURES	PROSPECTUS	59

the initial GWA and the GWB is greater than zero or if the accumulation value under the contract reaches zero after the determination of the initial GWA and there is a GWA greater than zero. The last annuity commencement date is the last date to annuitize the contract that is permitted under state law. Please see the section below that describes the conditions and requirements that must be met for the covered person(s) to receive an annuity payment at least equal to the GWA.

This rider provides a benefit guaranteeing that on or after the initial withdrawal date, while there is a primary covered person or secondary covered person who is alive and the rider is in effect, you may take withdrawals in each contract year up to an amount equal to the GWA. If the rider enters the settlement phase prior to the annuity commencement date, the GWA payments continue beyond the annuity commencement date for as long as the primary covered person and/or the secondary covered person is alive. Any GWA payments made after the date of death of the last surviving covered person and while this rider is in the settlement phase must be promptly returned to GIAC at its Customer Service Office. However, if the last annuity commencement date permitted by applicable state law is reached while the rider is in effect and the settlement phase has not been reached, the primary covered person and/or the secondary covered person may receive annuity payments at least equal to the GWA, subject to the conditions and requirements described below. If you choose not to withdraw the total GWA available in any contract year, your remaining GWA cannot be carried forward to the next contract year. If you withdraw an amount greater than the GWA after the initial GWA is determined and that withdrawal amount is not a tax qualified distribution as described below, the GWA will be reset, possibly reducing the GWA to zero and eliminating the GWA benefit. Please note that withdrawals in excess of the GWA (that are not tax qualified distributions) will reduce the GWB on a greater than dollar-for-dollar basis, as described below.

On or after the first contract anniversary, we will not accept additional premium payments in a given year, without our prior approval, if the total of all additional premium payments in that contract year exceeds $100,000. We reserve the right to refuse initial or additional premium payments at any time or for any reason.

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You will pay an annual fee for this rider on each contract anniversary date prior to the annuity commencement date and at other times described below. The rider fee is deducted pro rata from all investment options and depends on the rider option you choose, as follows:

Single Options

Guardian Target 300	1.20% of the adjusted GWB (not available in New York)
Guardian Target 200	0.95% of the adjusted GWB (not available in New York)
Guardian Target Future	0.75% of the adjusted GWB (available only in New York)
Guardian Target Now	0.65% of the adjusted GWB

Spousal Options (Spousal options of this rider are not available in New York)

Guardian Target 300	1.60% of the adjusted GWB
Guardian Target 200	1.25% of the adjusted GWB
Guardian Target Now	0.85% of the adjusted GWB

The adjusted GWB is the greater of the GWB at the end of the day immediately preceding the day the rider fee is determined plus the result of any applicable annual minimum guarantee or cumulative guarantee on any applicable contract anniversary on which the rider fee is deducted or the total premium payments paid under the contract through the end of the day immediately preceding the day the rider fee is determined.

A rider fee will also be deducted on the date this rider terminates. If that date is a date other than a contract anniversary, then a proportional share of the rider fee will be deducted from the amount otherwise payable. We will also deduct a rider fee prior to the payment of death benefit proceeds and annuitization of the contract. For purposes of determining this rider fee, a total withdrawal of the contract’s accumulation value will be deemed to have been taken on the date the death benefit is determined and on the annuity commencement date. We reserve the right to increase the rider fee percentage to a maximum of 2.50% annually for the single options of Guardian Target 300, Guardian Target 200 and Guardian Target Future and 1.00% annually for the single option of Guardian Target Now on the effective date of each step-up prior to the initial GWA being determined. After the initial GWA is determined, GIAC may increase the rider fee percentage on the effective date of each step-up that also results in an increase of the GWA. We also reserve the right to increase the rider fee percentage to a maximum of 3.50% annually for the spousal options of Guardian Target 300 and Guardian Target 200 and 2.00% annually for the spousal version of Guardian Target Now on the effective date of each step-up prior to the initial GWA being determined. After the initial GWA is determined, GIAC may increase the rider fee percentage on the effective date of each step-up that results in an increase of the GWA. Please note that this rider fee will not be reduced after the death of the primary covered person or the secondary covered person or in the event the primary and secondary covered persons are divorced or their civil union is legally dissolved; thus,

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if death, divorce or legal dissolution occurs during the time this rider is in effect, you would continue to pay the current charge for the spousal options although only one person would receive benefits under this rider.

The following section describes how your GWB is calculated:

The initial GWB will be equal to the initial premium payment. Each time we receive an additional premium payment, the GWB increases by the amount of that additional premium payment; however, the GWB will never exceed $5,000,000.

If a withdrawal is taken on or after the initial withdrawal date, the GWB will be reduced by the amount of the withdrawal. However, if a withdrawal exceeds the GWA or if the withdrawal causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made in accordance with the tax qualified distributions section described below, the GWB will be reduced to the lesser of:

•	the accumulation value of the contract immediately after the withdrawal; or

•	the GWB reduced by the amount of the withdrawal.

The following example illustrates the effects of a withdrawal that is greater than the GWA which is taken after the initial withdrawal date.

Assumptions:

•	The first withdrawal occurred when the younger covered person is age 70.

•	Contract accumulation value immediately prior to the withdrawal in excess of the GWA is $75,000.

•	The GWB immediately prior to the withdrawal is $125,000.

•	The GWA immediately prior to the withdrawal is $6,250.

•	An $8,000 withdrawal is taken. This withdrawal exceeds the GWA.

	Prior to withdrawal that exceeds GWA	Immediately after withdrawal that exceeds the GWA
Contract value	$75,000	$75,000 – $8,000 equals $67,000
GWB	$125,000

• The new GWB equals the lesser of the contract value immediately after the withdrawal or the GWB immediately prior to the withdrawal minus the amount of the withdrawal.

• Thus, the new GWB equals the lesser of $75,000 – $8,000 ($67,000) or $125,000 – $8,000 ($117,000).

• The new GWB equals $67,000.

GWA	$6,250	• The new GWA is the GWB immediately after the withdrawal times 5%.* • The new GWA is equal to $67,000 x 5% ($3,350). • The new GWA equals $3,350.
*	This 5% is the lifetime withdrawal percentage that is used in the calculation of your GWA, based on the age of the younger covered person at the time of the first withdrawal. For more information about how your GWA is calculated, please see page 65 below.

On each annual contract anniversary, prior to the older covered person’s 90th birthday, a step-up will occur if the contract accumulation value is greater than the GWB on that date, after giving effect to any increase in the GWB on that date as a result of the application of any applicable annual minimum guarantee or cumulative guarantee (as described below). When the dollar amount of a rider fee increases for any reason, the contractowner will not receive advance notice of this increase in the rider fee due to step-up and does not have the option of declining future step-ups due to an increase in the rider fee. However, if an increase in the rider

62	PROSPECTUS	OTHER CONTRACT FEATURES

fee percentage will apply to future step-ups that result in an increase of the GWA, the contractowner will receive advance written notice of such an increase. Within 30 days of that notice, the contractowner has the right to decline future automatic step-ups by providing proper written notification to GIAC at its Customer Service Office. If the contractowner declines future automatic step-ups, the increase in the rider fee percentage will not apply and the GWB will not automatically step-up on subsequent step-up dates. Once automatic step-ups are discontinued they cannot be reinstated.

On each contract anniversary, the GWB will equal the greater of (i) the GWB at the end of the day immediately preceding that contract anniversary less the amount of any withdrawal taken on that contract anniversary, or (ii) the annual minimum guarantee amount, if:

•	you have chosen the Guardian Target 300 or the Guardian Target 200 options of this rider (either single or spousal);

•	the contract anniversary is from the issue date of the contract up to the tenth contract anniversary;

•	no withdrawals were taken since the prior contract anniversary;

•	you have not taken more than one withdrawal since the issue date of the contract; and

•	the rider has not entered the settlement phase.

The annual minimum guarantee amount on any given contract anniversary is equal to the GWB on the prior contract anniversary plus premiums received after that anniversary and before the current anniversary, plus the result of the following:

–	the annual minimum guarantee basis (as defined above) on the prior contract anniversary, multiplied by
–	7%, which is the annual minimum guarantee percentage.

A cumulative guarantee may apply, if, on a contract anniversary:

•	you have chosen the Guardian Target 300 or the Guardian Target 200 options of this rider (either single or spousal);

•

the contract anniversary is an applicable contract anniversary for the cumulative guarantee (15th contract anniversary for the Guardian Target 300 and 10th contract anniversary for the Guardian Target 200);

•	no withdrawals have been taken during the period from the issue date of the contract to the applicable contract anniversary; and

•	the rider has not entered the settlement phase.

If this guarantee is applicable, the GWB on that contract anniversary will not be less than the sum of:

•	the cumulative guarantee percentage (300% for the Guardian Target 300 and 200% for the Guardian Target 200) multiplied by the premiums received during the first contract year; plus

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•	any premium payments received on or after the first contract anniversary.

A withdrawal will reduce the GWB by the amount of the withdrawal. However, if a withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution as described below, the GWB will be reduced to the lesser of:

•	the accumulation value of the contract immediately after the withdrawal; or

•	the GWB reduced by the amount of the withdrawal.

The following example illustrates how the annual minimum guarantee is applied and what the effect of taking a withdrawal is on the annual minimum guarantee, the GWB and the GWA.

Assumptions:

•	$100,000 initial premium payment.

•	The primary covered person is 60 and the secondary covered person is 62.

•	There are no step-ups.

•	A $4,280 withdrawal is taken a few days after the first contract anniversary.

Event	Annual Minimum Guarantee Basis	Annual Minimum Guarantee Amount	GWB	GWA
$100,000 initial premium	$100,000	N/A	The GWB is initially equal to $100,000.	N/A
First contract anniversary	$100,000	The annual minimum guarantee amount is equal to the initial premium plus 7% of the annual minimum guarantee basis. Thus, the annual minimum guarantee amount equals $100,000 + ($100,000 x 7%) or $107,000.	The GWB equals the greatest of $100,000 or $107,000. Thus, the new GWB is $107,000.	N/A
After the $4,280 withdrawal taken a few days after the first contract anniversary	The annual minimum guarantee basis equals $100,000 minus $4,280 or $95,720.	N/A	The GWB is $107,000 minus $4,280 which equals $102,720.	The GWA is equal to the GWB amount ($107,000) times 4% or $4,280.
Second contract anniversary	$95,720	The annual minimum guarantee does not apply since a withdrawal occurred in the previous contract year.	The GWB remains at $102,720 since there is no applicable annual minimum guarantee amount.	The GWA remains $4,280 since there is no applicable annual minimum guarantee amount.
Third contract anniversary	$95,720	The annual minimum guarantee amount is $102,720 + ($95,720 x 7%) or $109,420.40.	The GWB is the greater of $102,720 or $109,420.40. The new GWB is $109,420.40.	The GWA equals the greater of $4,280 or $109,420.40 x 4% ($4,376.82). Thus, the new GWA equals $4,376.82.
*	This 4% is the lifetime withdrawal percentage that is used in the calculation of your GWA, based on the age of the younger covered person at the time of the first withdrawal. For more information about how your GWA is calculated, please see page 65 below.

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If you have a qualified contract, you may be required to take minimum required distributions. Please see the discussion of tax qualified distributions below for information on the effect of minimum required distributions on this rider’s benefits. Also, the value of this rider’s benefits to you may be limited if the contract is held in connection with a section 403(b) or other retirement program that does not allow withdrawals from the contract prior to termination of employment or other specified circumstances and the GLWB is purchased at a time when such withdrawals are not allowed. You should consult a tax adviser before purchasing the GLWB rider with a qualified contract.

The following section describes how your GWA is calculated:

Your initial GWA is determined on the earlier of the date of the first withdrawal or the date the rider enters the settlement phase (described below). The initial GWA is equal to the lifetime withdrawal percentage multiplied by the then current GWB. The lifetime withdrawal percentage is determined based on the age of the younger covered person under this rider on the day the initial GWA is determined, as follows:

Age of younger covered person at time of first withdrawal	Applicable lifetime withdrawal percentage
45 – 59	3%
60 – 64	4%
65 – 69	4.5%
70 – 79	5%
80 +	6%

After the initial GWA is determined, each time an additional premium payment is received by us, the GWA will equal the greater of:

–	your GWA immediately prior to the payment; or
–	the GWB immediately after the premium payment multiplied by the applicable lifetime withdrawal percentage.

If your GWB is stepped up, the GWA will equal the greater of:

–	your GWA immediately prior to the step-up of the GWB; or
–	your GWB immediately after the step-up of your GWB multiplied by the applicable lifetime withdrawal percentage.

If your GWB is increased under the annual minimum guarantee, your GWA will equal the greater of:

–	your GWA immediately prior to that increase; or
–	your GWB immediately after the increase multiplied by the applicable lifetime withdrawal percentage.

After the initial GWA is determined, the GWA will not be recalculated as the result of a withdrawal, unless that withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution. In

OTHER CONTRACT FEATURES	PROSPECTUS	65

such event, the GWA will be recalculated to equal the applicable lifetime withdrawal percentage multiplied by the GWB immediately after the withdrawal.

The following section describes tax qualified distributions:

Your GWA will not be reset and your GWB will not be reduced in excess of the amount of the withdrawal, if withdrawals in a contract year are made solely to meet “required minimum distribution” requirements for certain qualified contracts pursuant to specified provisions of the Internal Revenue Code. Please see the Statement of Additional Information, where these provisions are specified.

Your right to make withdrawals pursuant to the tax-qualified distribution program described above is subject to the following requirements and limitations:

(a)	GIAC has been authorized to calculate and make monthly distributions of the tax qualified distributions for the calendar year.

(b)	Each tax qualified distribution is in the amount that GIAC calculates, based on information that you provide to GIAC and GIAC’s understanding of the Code. GIAC reserves the right to make changes in its calculations as it determines necessary to comply with the Code and Treasury Regulations cited above as they may be amended from time to time; and

(c)	No withdrawals (other than tax qualified distributions) are made from the contract during the contract year.

Each tax qualified distribution will decrease your GWB by the amount withdrawn immediately following the tax qualified distribution. For purposes of this tax qualified distribution section, references to owner also include the beneficiary, as applicable. Once this rider enters its settlement phase, tax qualified distributions in excess of the GWA are no longer permitted.

The following section will explain the death benefit that may be payable under this rider:

This rider has no death benefit unless you have elected one. If elected, a death benefit is payable under this rider if, on the date receipt of proof of death of the last surviving covered person is received by us in good order: (i) both this rider and the contract are in force, (ii) the rider has not entered the settlement phase, and (iii) the death benefit provided by the rider exceeds the death benefit provided by the contract.

The initial death benefit provided by this rider is equal to the initial premium paid under the contract. Each time an additional premium payment is received by GIAC, the death benefit will increase by the amount of that additional premium payment.

If the accumulation value of the contract on any annual step-up date is greater than the then current death benefit, the death benefit will automatically increase to an amount equal to the accumulation value of the contract on that step-up date.

66	PROSPECTUS	OTHER CONTRACT FEATURES

A withdrawal will reduce the death benefit by the amount of the withdrawal. However, if a withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution, the death benefit will be reduced to the lesser of:

•	the accumulation value of the contract immediately after the withdrawal; or

•	the then current death benefit reduced by the amount of the withdrawal.

If you elect this optional death benefit, your rider fee percentage will increase by 0.50% annually.

The following section will explain the settlement phase of the GLWB rider:

If the accumulation value under the contract reaches zero:

–	on a date prior to the determination of the initial GWA, the rider will enter the settlement phase if there is a GWB greater than zero;
–	on or after the determination of the initial GWA, the rider will enter the settlement phase if there is a GWA greater than zero.

However, the rider will not enter the settlement phase if the cause of the reduction in accumulation value to zero is a result of a withdrawal that:

–	exceeds the GWA or the amount permitted under the tax qualified distributions section, or
–	causes the total withdrawals in a given contract year to exceed the GWA or the amount permitted under the tax qualified distributions section.

In the settlement phase, GIAC will make payments equal to the GWA as determined on the date the rider entered the settlement phase. Payments will begin on the date the rider enters the settlement phase. The amount of that initial payment will be reduced by any withdrawals made during the contract year the rider entered the settlement phase.

The date payments begin is called the settlement anniversary date. Payments will continue on each settlement anniversary date for as long as a primary and/or secondary covered person is living.

Upon entering the settlement phase, the contract and rider will continue, but all other rights and benefits, including death benefits, will terminate and additional premium payments will not be accepted. The annual minimum guarantee, cumulative guarantee, death benefit and step-up provisions under this rider end, the GWB will no longer be calculated and the rider fee will not be deducted during the rider’s settlement phase.

The federal income tax treatment of payments made during the settlement phase has not been addressed by the Internal Revenue Service or the courts. We believe that payments during the settlement phase under non-qualified contracts should be treated as annuity

OTHER CONTRACT FEATURES	PROSPECTUS	67

payments, but it is possible that guidance may subsequently be issued treating them as withdrawals. This is significant for non-qualified contracts because withdrawals are generally taxed less favorably than annuity payments. Similarly for qualified contracts, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the GLWB rider itself.

The following section explains the conditions and requirements of the rider that must be met for the primary covered person and/or the secondary covered person to receive an annuity payment under the contract at least equal to the GWA:

While the rider is in effect, the annuity commencement date of the contract is a date not later than the last date permitted under applicable state law. If this last annuity commencement date has been reached while the rider is in effect but has not yet entered the settlement phase, and

–	there is a primary covered person but no secondary covered person under the rider on such annuity commencement date, or
–	the primary covered person died while the rider was in effect and there was a secondary covered person at the time of primary covered person’s death who elected to continue the contract after the primary covered person’s death, and the secondary covered person is living on such date, and a fixed life annuity without guaranteed period payout option has been elected, we will make annual payments under the fixed life annuity without guaranteed period payout option of the contract equal to the greater of:

–	the amount calculated as the annual payment under the fixed life annuity without guaranteed period payout option under the contract, or
–	the GWA as of the annuity commencement date.

If the last annuity commencement date permitted under applicable state law has been reached while the rider is in effect but has not yet entered the settlement phase, and there is a primary covered person and a secondary covered person under this rider on such annuity commencement date, and a fixed joint and 100 percent survivor annuity without guaranteed period payout option has been elected, and the primary covered person and the secondary covered person are named the annuitant and the joint annuitant of that annuity, we will make annual payments under the fixed joint and 100 percent survivor annuity without guaranteed period payout option of the contract equal to the greater of:

–	the amount calculated as the annual payment under the fixed joint and 100 percent survivor annuity without guaranteed period payout option under the contract, or
–	the GWA as of the annuity commencement date.

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During the entire time this rider is in effect, you must invest all of your premium payments and the contract accumulation value in one of the following three allocation models:

	Aggressive 80/20	Moderate 60/40	Conservative 40/60
RS Large Cap Alpha VIP Series or RS S&P 500 Index VIP Series	15%	10%	9%
Fidelity VIP Contrafund Portfolio	10%	10%	9%
Davis Value Portfolio	10%	7%	5%
Fidelity VIP Equity-Income Portfolio	5%	5%	3%
Fidelity VIP Mid Cap Portfolio	15%	15%	7%
Franklin Small Cap Value Securities Fund	5%	8%	4%
RS Small Cap Growth Equity VIP Series	5%	—	—
RS High Yield VIP Series	3%	5%	10%
RS Investment Quality Bond VIP Series	10%	15%	25%
Fidelity VIP Investment Grade Bond Portfolio	7%	20%	25%
RS International Growth VIP Series	15%	5%	3%

Under all the models, you must select either the RS Large Cap Alpha VIP Series or the RS S&P 500 Index VIP Series. We will not allow partial transfers among investment options or models once a model is selected. However, you may select a new model allocation, subject to any transfer restrictions under the contract, if 100% of the contract accumulation value is moved to a new model. Transfers may only be made once per calendar quarter and must be at least 30 days after any prior transfer. Your contract accumulation value will be rebalanced automatically to the original percentages for the model you selected, on a quarterly basis, on February 1, May 1, August 1 and November 1.

There is no assurance that investing in any allocation model will increase your contract accumulation value or that your investment results will not experience market volatility. The investment performance of your contract will depend on the performance of the investment options that comprise each allocation model. Your investment in each of the investment options will fluctuate and may be worth more or less than your original investment.

We reserve the right to restrict investment options and allocation models at any time. If an investment option or model is restricted, no transfers into the restricted investment options or models will be allowed and no additional premium payments may be allocated to the restricted investment options or models after the date of the restriction. Any amount previously allocated to an investment option or model that is subsequently restricted will be unaffected by the restriction. Please see Transfers and Frequent transfers among the variable investment options for more information about transfers under your contract.

OTHER CONTRACT FEATURES	PROSPECTUS	69

We reserve the right to agree or refuse to issue the GLWB rider at our sole discretion. The rider may not be available in your state. The rider is available in your state only if it has been approved by your state insurance department and we have taken steps to offer it in your state. If you select the 7 year Enhanced Death Benefit, the Contract Anniversary Enhanced Death Benefit (CAEDB), the Guaranteed Minimum Death Benefit (GMDB), the Living Benefit (Decade), the Guaranteed Minimum Income Benefit (GMIB), and/or the Earnings Benefit riders, you cannot select the GLWB rider. Currently, neither of the dollar cost averaging programs will be available to you if you select the GLWB rider, although we may offer the dollar cost averaging programs to contractowners who have selected the GLWB rider in the future. The rider shall be construed and administered so as to be in compliance with the Internal Revenue Code and the appropriate regulations, including but not limited to, Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable.

70	PROSPECTUS	OTHER CONTRACT FEATURES

FINANCIAL INFORMATION

HOW WE CALCULATE ACCUMULATION UNIT VALUES

When you choose a variable investment option, you accumulate variable accumulation units. With the fixed-rate option, you accumulate fixed accumulation units. To calculate the number of accumulation units you buy with each payment, we divide the amount you invest in each option by the value of units in the option. We use the unit value next calculated after we have received and accepted your payment. We calculate unit values at the close of business of the New York Stock Exchange, usually at 4:00 p.m. Eastern time, each day the Exchange is open for trading.

To determine the accumulation value of your account, we multiply the number of accumulation units in each option by the current unit value for the option. The current unit value is determined by multiplying the unit value for the applicable variable investment option for the prior valuation period by the net investment factor for the current valuation period.

The net investment factor is a measure of the investment experience of each variable investment option. We determine the net investment factor for a given valuation period as follows:

•	At the end of the valuation period we add together the net asset value of a Fund share and its portion of dividends and distributions made by the Fund during the period.

•	We divide this total by the net asset value of the particular Fund share calculated at the end of the preceding valuation period.

•

Finally we add up the daily charges (mortality and expense risks, administrative expenses, any annuity taxes, the enhanced death benefit, living benefit and/or earnings benefit rider(s) where applicable) and subtract them from the above total.

The value

of your account

To determine the value of your account, we multiply the number of accumulation units in each option by the current unit value for the option.

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Costs and

expenses

No sales charges are deducted from your premium payments when you make them. However, the following charges will apply:

•	expenses of the Funds

•	mortality and expense risk charge

•	administrative expense

•	contract fee;

and the following charges may apply:

•	enhanced death benefit expense

•	living benefit expense

•	earnings benefit expense

•	guaranteed minimum income benefit expense

•	guaranteed lifetime withdrawal benefit expense

•	deferred sales charge

•	partial withdrawal charge

•	annuity premium taxes

•	transfer charge

See accompanying text for details.

CONTRACT COSTS AND EXPENSES

The amount of a charge may not strictly correspond to the costs of providing the services or benefits indicated by the name of the charge or related to a particular contract, and we may profit from charges. For example, the contingent deferred sales charge may not fully cover all of the sales and distribution expenses actually incurred by GIAC, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover these expenses.

No sales charges are deducted from your premium payments when you make them. However, the following charges do apply:

Expenses of the Funds

The Funds you choose through your variable investment options have their own management fees, 12b-1 fees, redemption fees and general operating expenses. The deduction of these fees and expenses is reflected in the per-share value of the Funds. They are fully described in the Funds’ prospectuses.

Mortality and expense risk charge

To cover our mortality and expense risks, you will pay a daily charge based on an annual rate of 1.25% of the net assets of your variable investment options. Mortality risks arise from our promise to pay death benefits and make annuity payments to each annuitant for life. Expense risks arise from the possibility that the amounts we deduct to cover sales and administrative expenses may not be sufficient. We expect a profit from this charge and we can use any such profit for any legitimate corporate purpose, including paying distribution expenses for the contract.

Administrative expenses

You will also pay a daily charge based on an annual rate of 0.20% of the net assets of your variable investment options for our administrative expenses.

Contract fee

We deduct a yearly fee of $35 on each anniversary date of your contract. To pay this charge, we will cancel the number of accumulation units that is equal in value to the fee. We cancel accumulation units in the same proportion as the percentage of the contract’s accumulation value attributable to each variable investment option and the fixed-rate option. If you surrender your contract before the contract anniversary date, we will still deduct the contract fee for that year. We will waive the contract fee if the accumulation value is $100,000 or more on the anniversary date of your contract.

In addition, the following charges may apply:

Contingent deferred sales charge

If you make a partial withdrawal from your contract of premium payments that have been in the contract for less than seven years or if

72	PROSPECTUS	FINANCIAL INFORMATION

you surrender your contract, you may pay a deferred sales charge on any amount that was paid into your contract. This charge compensates us for expenses related to the sale of contracts.

For partial withdrawals, you may instruct us to deduct any applicable deferred sales charges from the amount requested. Otherwise, we will deduct the sales charge from the remaining value of your contract. We do not impose a deferred sales charge on the amount deducted from the remaining value.

The deferred sales charge is assessed on premiums withdrawn that have been in your contract for less than seven contract years. The maximum contigent deferred sales charge will be equal to 8% of the lesser of (i) the total of all premium payments made within seven contract years (84 months) prior to the date of request for withdrawal or surrender; or (ii) the amount withdrawn or surrendered. You may withdraw in each contract year, without a deferred sales charge, a sum equal to the following:

(i)	the excess of value in your contract over the unliquidated premiums that have been in the contract for less than seven years on the date of withdrawal; plus

(ii)	10% of premium payments that have been in the contract for less than seven years minus the aggregate amount of all prior free partial withdrawals of such premium payments made during the current contract year.

Deferred sales charges are listed in the table.

Also, all premium payments made prior to spousal continuation will not be subject to a deferred sales charge. See Spousal continuation.

We don’t impose deferred sales charges on contracts bought by:

•	Guardian Life, its subsidiaries or any of their separate accounts

•	present or retired directors, officers, employees, general agents, or field representatives of Guardian Life or its subsidiaries

•	present or retired directors or officers of any of the Funds

•	present and retired directors, trustees, officers, partners, registered representatives and employees of broker-dealer firms that have written sales agreements with Guardian Investor Services LLC

•	immediate family members of the individuals named above, based on their status at the time the contract was purchased, limited to their:

–	spouses
–	children and grandchildren
–	parents and grandparents
–	brothers and sisters

•	trustees or custodians of any employee benefit plan, IRA, Keogh plan or trust established for the benefit of persons named in the second and third bullets above

Deferred sales

charges

Number of contract years completed from the date of premium payment	Deferred sales charge (%)
0	8
1	7
2	6
3	5
4+	4
5	3
6	2
7+	0

FINANCIAL INFORMATION	PROSPECTUS	73

•

clients of broker-dealers, financial institutions and registered investment advisers that have entered into an agreement with GIAC to participate in fee-based wrap accounts or similar programs to purchase contracts

•

Contract owners who elect the Contract Anniversary Enhanced Death Benefit Option at the time the contract is issued may have surrender charges waived if the contract owner is confined to a long term care facility or hospital for a continuous 90 day period commencing on or after the third contract anniversary or if the contract owner is diagnosed to have a terminal illness at any time while the contract is in force.

Enhanced death benefit expenses

If you choose one of the enhanced death benefit options and it is in effect, you will pay a daily charge based on an annual rate of 0.20%, 0.25% or 0.30% of the net assets of your variable investment options, depending on the option chosen.

Living benefit rider expense

If you choose the living benefit rider and it is in effect, you will pay a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options.

Earnings benefit expense

If you choose the earnings benefit rider and it is in effect, you will pay a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options. This fee is charged even during periods when this rider would not pay any benefits because there are no earnings.

Guaranteed minimum income benefit expense

If you choose the guaranteed minimum income benefit rider and it is in effect, you will pay an annual charge of 0.50% of the guaranteed income base at the time the charge is deducted on each rider anniversary and upon termination of the rider. This charge is deducted from each variable investment option and the fixed-rate option in proportion to the amount of accumulation value in each option. Also, this charge will be deducted even during periods when the rider would provide no benefit on annuitization because the accumulation value is greater than the guaranteed income base.

Guaranteed lifetime withdrawal benefit expense

If you choose this rider and it is in effect, you will pay an annual charge ranging from 0.65% to 2.10%, depending on the option chosen, of the adjusted guaranteed withdrawal balance at the time the charge is deducted on each contract anniversary and prior to payment of any death benefit or the annuitization of the contract. These charges are current charges for this rider, not maximum charges. This charge is deducted from each variable investment option and the fixed-rate option in proportion to the amount of accumulation value in each option.

74	PROSPECTUS	FINANCIAL INFORMATION

Partial Withdrawal Charge

You may make partial withdrawals during the annuity period if you choose one of the two payments to 100 annuity payout options. If you make more than one partial withdrawal in a calendar quarter, you will pay an administrative charge equal to the lesser of $25 or 2% of the amount of the partial withdrawal.

Annuity taxes

Some states and municipalities may charge annuity taxes when premium payments are made or when you begin to receive annuity payments. These taxes currently range up to 3.5% of your premium payments.

In jurisdictions where the annuity tax is incurred when a premium payment is made, we will pay the annuity tax on your behalf and then deduct the same amount from the value of your contract when you surrender it, or on your death, or it is applied under a payout option, whichever is first. We will do this only if permitted by applicable law.

Transfer charge

Currently, we do not charge for transfers. However, we reserve the right to charge up to $25 for each transfer. We will deduct this charge on a proportional basis from the options from which amounts are transferred.

FEDERAL TAX MATTERS

The following summary provides a general description of the Federal income tax considerations associated with the contract. It is not intended to be complete, to cover all tax situations or address state taxation issues. This summary is not intended as tax advice. You should consult a tax adviser for more complete information. This summary is based on our understanding of the present Federal income tax laws. We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (IRS).

We believe that our contracts will qualify as annuity contracts for Federal income tax purposes and the following summary assumes so. Further details are available in the Statement of Additional Information, under the heading Tax Status of the Contracts.

When you invest in an annuity contract, you usually don’t pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

We believe that if you are a natural person you won’t be taxed on increases in the accumulation value of a contract until a distribution occurs or until annuity payments begin. For these purposes, the agreement to assign or pledge any portion of a contract’s accumulation value and, in the case of a qualified contract (described below), any portion of an interest in the qualified plan generally will be treated as a distribution.

Tax advice

Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state tax laws.

Deferring tax

When you invest in an annuity contract, you usually don’t pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

FINANCIAL INFORMATION	PROSPECTUS	75

Employer-

sponsored or independent?

If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

When annuity payments begin, you generally will be taxed only on the investment gains you have earned and not on the payments you made to purchase the contract. Generally, withdrawals from your annuity should only be made once you reach age 59  1/2, die or are disabled; otherwise a 10% tax penalty may be applied against any amounts included in income. Additional exceptions may apply to distributions from a qualified contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

Taxation of non-qualified contracts

Non-natural person – If a non-natural person owns a non-qualified annuity contract, the owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

This following summary generally applies to contracts owned by natural persons.

Withdrawals before the annuity commencement date – When a withdrawal from a non-qualified contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to any excess of the accumulation value immediately before the distribution that exceeds the owner’s investment in the contract. Generally, the owner’s investment in the contract is the amount equal to the premiums or other consideration paid for the contract, reduced by any amounts previously distributed from the contract that were not subject to tax at that time. In the case of a surrender under a non-qualified contract, the amount received generally will be taxable only to the extent it exceeds the owner’s investment in the contract.

If your contract contains a guaranteed minimum withdrawal benefit rider (such as Lifetime AssetAccess, Spousal AssetAccess or Lifetime Focus), the application of certain tax rules, particularly those rules relating to distributions from your contract, are not entirely clear. In view of this uncertainty, you should consult a tax advisor before purchasing a guaranteed minimum withdrawal benefit rider.

It is possible that the IRS may decide to consider the charges you may choose to pay for certain optional benefits offered through the contract (e.g., living benefit rider, earnings benefit rider) to be taxable distributions to you which may also be subject to tax penalties if you are under age 59 1/2. You should consult your tax adviser before selecting any of the optional benefits available under this contract.

76	PROSPECTUS	FINANCIAL INFORMATION

Withdrawals after the annuity commencement date – After annuity payments begin, under Options V-4, F-4 and F-5, the payee has the right to withdraw a portion of the present value of the remaining payments. In a recent ruling, the IRS concluded that a partial withdrawal on or after the annuity starting date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity starting date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax adviser regarding the tax consequences to you of a partial withdrawal under Options V-4, F-4 or F-5. Other rules may apply to partial withdrawals from qualified contracts that elect Options V-4, F-4 or F-5.

Penalty tax on certain withdrawals – In the case of a distribution from a non-qualified contract, a federal tax penalty may be imposed equal to 10% of the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1/2

•	made from an immediate annuity contract

•	made on or after the death of an owner

•	attributable to the taxpayer’s becoming disabled, or

•	made as part of a series of substantially equal periodic payments for the life – or life expectancy – of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under Option V-4, F-4, F-5 or any other option that provides for a period certain annuity in connection with a deferred annuity contract may fail to satisfy this exception and may be subject to the 10% tax penalty.

Other exceptions may apply under certain circumstances. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the penalty tax. In particular, you should consult a tax adviser if you wish to take partial withdrawals in addition to the annuity payments made under an election of Option V-4, F-4 or F-5 in connection with an immediate annuity contract.

FINANCIAL INFORMATION	PROSPECTUS	77

Taxation of

annuity payments

Once your investment in the contract has been fully recovered, the full amount of each annuity payment is subject to tax as ordinary income.

Annuity payments – Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed, and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined so that you recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments begin. However, once your investment in the contract has been fully recovered, the full amount of each annuity payment is subject to tax as ordinary income.

Partial Annuitization – Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Taxation of death benefits – Amounts may be distributed from a contract because of your death or the death of the annuitant. Generally, such amounts are included in the income of the recipient as follows:

•	if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract

•	if distributed under a payout option, they are taxed in the same way as annuity payments.

Transfers, assignments and contract exchanges – Transferring or assigning ownership of a contract, designating an annuitant other than the owner, selecting certain maturity dates or exchanging a contract may result in certain tax consequences to you that are not outlined here. For example, such transactions may result in federal gift taxes for you and federal and state income taxes for the new owner, annuitant or payee. If you are considering any such transaction, you should consult a professional tax adviser.

Withholding tax – Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally choose not to have tax withheld from distributions.

Separate account charges – It is possible that the IRS may take the position that fees deducted for certain optional benefits are deemed to be taxable distributions to you. In particular, the IRS may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if such withdrawals occur prior to age 59 1/2.

Although we do not believe that the fees associated with any optional benefit provided under the contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the contract.

78	PROSPECTUS	FINANCIAL INFORMATION

Multiple contracts – All non-qualified deferred annuity contracts issued by GIAC or its affiliates to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount included in the contract owner’s income when a taxable distribution occurs.

Taxation of qualified contracts

Qualified arrangements receive tax deferred treatment as a formal retirement or pension plan through provisions of the Internal Revenue Code. There is no added tax deferred benefit of funding such qualified arrangements with tax deferred annuities. While the contract will not provide additional tax benefits, it does provide other features and benefits such as death benefit protection and the possibility for income guaranteed for life.

Your rights under a qualified contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

Individual Retirement Accounts (IRAs) – As defined in Sections 219 and 408 of the Internal Revenue Code, individuals are allowed to make annual contributions to an IRA of up to the lesser of the specified annual amount or 100% of the compensation includable in their gross income. All or a portion of these contributions may be deductible, depending on the person’s income.

Distributions from certain retirement plans may be rolled over into an IRA on a tax-deferred basis without regard to these limits. SIMPLE IRAs under Section 408(p) of the Internal Revenue Code and Roth IRAs under Section 408A, may also be used in connection with variable annuity contracts.

SIMPLE IRAs allow employees to defer a percentage of annual compensation up to a specified annual amount to a retirement plan, if the sponsoring employer makes matching or non-elective contributions that meet the requirements of the Internal Revenue Code. The penalty for a premature distribution from a SIMPLE IRA that occurs within the first two years after the employee begins to participate in the plan is 25%, instead of the usual 10%.

Contributions to Roth IRAs are not tax-deductible and contributions must be made in cash or as a rollover or transfer from another Roth IRA or IRA. A rollover or conversion of an IRA to a Roth IRA may be subject to tax. You may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

Distributions from Roth IRAs are generally not taxed. In addition to the income tax and 10% penalty which generally applies to distributions of earnings made before age 59 1/2, income tax and a 10% penalty will be imposed for any distribution of earnings made from a Roth IRA during the five taxable years starting after you first contribute to any Roth IRA.

FINANCIAL INFORMATION	PROSPECTUS	79

A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Corporate pension and profit-sharing plans – Under Section 401(a) of the Internal Revenue Code, corporate employers are allowed to establish various types of retirement plans for employees, and self-employed individuals are allowed to establish qualified plans for themselves and their employees.

Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means of providing benefit payments, unless the plan complies with all applicable requirements before transferring the contract.

Tax-sheltered annuities – Pursuant to new tax regulations, starting January 1, 2009 the contract is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) contracts. Under Section 403(b) of the Internal Revenue Code, public schools and other eligible employers are allowed to purchase annuity contracts and mutual fund shares through custodial accounts on behalf of employees. Generally, these purchase payments are excluded for tax purposes from employee gross incomes. However, these payments may be subject to FICA (Social Security) taxes.

Distributions of salary reduction contributions and earnings (other than your salary reduction accumulation as of December 31, 1988) are not allowed before age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. For contracts issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan. Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, withdrawal or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Penalty tax on certain withdrawals – Distributions from certain qualified contracts may be subject to ordinary income taxes and a 10% federal tax penalty on the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1/2

•	made on or after the death of an owner

•	attributable to the taxpayer’s becoming disabled

•	made to pay deductible medical expenses

80	PROSPECTUS	FINANCIAL INFORMATION

•	made to pay medical insurance premiums if you are unemployed

•	made to pay for qualified higher education expenses

•	made for a qualified first time home purchase up to $10,000

•	made as a qualified reservist distribution

•	for IRS levies, or

•	made as part of a series of substantially equal periodic payments for the life or life expectancy of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under Option V-4, F-4, F-5 or any other option that provides for a period certain annuity may fail to satisfy this exception and may be subject to the 10% tax penalty.

Other exceptions may apply under certain circumstances and certain exemptions may not be applicable to certain types of plans. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the tax penalty. In particular, you should consult a tax adviser if you wish to take partial withdrawals in addition to the annuity payments made under an election of Option V-4, F-4 and F-5.

Other tax issues – You should note that the annuity contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the contract value. The death benefit could be viewed as an incidental benefit, the amount of which is limited in any 401(a) or 403(b) plan. Because the death benefit may exceed this limitation, employers using the contract in connection with corporate pension and profit-sharing plans, or tax-sheltered annuities, should consult their tax adviser. The IRS has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as those available under this contract comport with IRA qualification requirements.

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the “investment in the contract” under a qualified contract can be zero.

If your contract contains a guaranteed lifetime withdrawal benefit rider, the application of certain tax rules, particularly those rules relating to distributions from your contract, are not entirely clear. In view of this uncertainty, you should consult a tax advisor before purchasing a guaranteed lifetime withdrawal benefit rider.

Gender-neutral and gender-distinct tables

As a result of a U.S. Supreme Court ruling, employer-related plans must use rate tables that are gender-neutral to calculate annuity purchase rates. We have revised our tables for employer-related plans and filed them in the states where we do business. We will continue to use our gender-distinct tables in all other contracts, unless it is prohibited by state law. In those cases our gender-neutral tables will be used.

FINANCIAL INFORMATION	PROSPECTUS	81

Qualified contracts other than Roth IRAs have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement or consult a tax adviser for more information about these distribution rules. In addition, you should note that distributions made under Option V-4, F-4 or F-5 may not satisfy these minimum distribution rules. If you are attempting to satisfy these rules through partial withdrawals before the annuity commencement date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Consult a tax adviser.

Pension and annuity distributions generally are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. Recipients generally are provided the opportunity to elect not to have tax withheld from distributions. Taxable “eligible rollover distributions” from section 401(a), 403(a), 403(b) and eligible governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, except certain distributions such as distributions required by the Internal Revenue Code, hardship distributions or distributions in a specified annuity form.

The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Federal estate, gift and generation-skipping transfer taxes

While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Internal Revenue Code may impose a generation skipping transfer (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contractowner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

For 2013, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,250,000 and 40%, respectively.

82	PROSPECTUS	FINANCIAL INFORMATION

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax

Beginning in 2013, distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

Annuity purchases by nonresident aliens and foreign corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity contract purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchasers country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers, are advised to consult with a qualified tax adviser regarding U.S., state and foreign taxation with respect to an annuity contract purchase.

Our income taxes

At the present time, we make no charge for any federal, state or local taxes – other than the charge for state and local premium taxes that we incur – that may be attributable to the investment divisions of the Separate Account or to the contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine are attributable to the investment divisions of the Separate Account or the contracts.

Under current laws in several states, we may incur state and local taxes in addition to premium taxes. These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

The benefit of any foreign tax credits attributable to taxes paid by certain variable investment options to foreign jurisdictions cannot be passed through to you and thus we may benefit from such credits to the extent permitted under federal tax law.

Possible tax law changes

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the contract could change by

FINANCIAL INFORMATION	PROSPECTUS	83

legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend this summary as tax advice.

PERFORMANCE RESULTS

From time to time, we may show performance information for the Separate Account’s investment divisions in advertisements, sales literature or other materials provided to existing or prospective contract owners. We may also provide an existing or prospective contract owner with reports which use historical performance on a hypothetical basis to demonstrate how the choice of alternate underlying investment options would have impacted the accumulation value, surrender value and death benefit during the accumulation phase and the amounts of annuity payments during the payout phase of the contract. These materials are based upon historical information and are not necessarily representative of future performance. When we show performance, we’ll always include SEC standard performance, which reflects all fees and charges for specified periods. We may also show non-standard performance, for example, without showing the effect of certain charges such as deferred sales charges.

Among the key performance measures we use are total returns and yields.

Total returns include: average annual total return, total return, and change in accumulation unit value – all of which reflect the change in the value of an investment in an investment division of the Separate Account over a specified period, assuming the reinvestment of all income dividends and capital gains distributions.

Yield figures may be quoted for investments in shares of the RS Money Market VIP Series and other investment divisions. Current yield is a measure of the income earned on a hypothetical investment over a specified base period of seven days for the RS Money Market VIP Series investment division, and 30 days (or one month) for other investment divisions. Effective yield is another measure which may be quoted by the RS Money Market VIP Series investment division, which assumes that the net investment income earned during a base period will be earned and reinvested for a year. Yields are expressed as a percentage of the value of an accumulation unit at the beginning of the base period. Yields are annualized, which assumes that an investment division will generate the same level of net investment income over a one-year period. However, yields fluctuate daily.

Advertisements and sales literature for the Separate Account’s investment divisions may compare a Fund’s performance to that of investments offered through the separate accounts of other insurance companies that have similar investment objectives or programs. Promotional material

84	PROSPECTUS	FINANCIAL INFORMATION

may also compare a Fund’s performance to one or more indices of the types of securities which the Fund buys and sells for its portfolio.

Performance comparisons may be illustrated by tables, graphs or charts. Additionally, promotional material may refer to:

•	the types and characteristics of certain securities

•	features of a Fund’s portfolio

•	financial markets

•	historical, current or perceived economic trends, and

•	topics of general investor interest, such as personal financial planning.

In addition, advertisements and sales literature may refer to or reprint all or portions of articles, reports or independent rankings or ratings which relate specifically to the investment divisions or to other comparable investments. However, such material will not be used to indicate future performance.

Advertisements and sales literature about the variable annuity contract and the Separate Account may also refer to ratings given to GIAC by insurance company rating organizations such as:

•	Moody’s Investors Service, Inc.

•	Standard & Poor’s Ratings Group

•	A.M. Best & Co.

•	Duff & Phelps.

These ratings relate only to GIAC’s ability to meet its obligations under the contract’s fixed-rate option and to pay death benefits and living benefits provided under the contract, not to the performance or safety of the variable investment options.

Further information about the performance of each investment division is contained in their respective annual reports, which may be obtained from GIS free of charge.

FINANCIAL INFORMATION	PROSPECTUS	85

YOUR RIGHTS AND RESPONSIBILITIES

TELEPHONIC AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take fund transfer requests and changes in future allocations over the phone. If you would like this privilege, please complete an authorization form, or complete the appropriate section of your application. Once we have your authorization on file, you can authorize permitted transactions over the telephone by calling 1-800-221-3253 between 9:00 a.m. and the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time.

In addition to telephone services, we offer you the ability to use your personal computer to receive documents electronically, review your account information and to perform other specified transactions. If you want to participate in any or all of our electronic programs, we ask that you visit our website for information and registration. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You will not receive paper copies. However, you have the right to request paper copies at any time.

Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. You may reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe the registration or instructions to be genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine, we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your account information and PIN number private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to contract administration or is not in the best interests of the contract owners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties we ask you to send your request by regular or express mail and we will process it using the accumulation unit value first calculated after we receive the request. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or non-performance; or any interruption resulting from emergency circumstances.

86	PROSPECTUS	YOUR RIGHTS AND RESPONSIBILITIES

VOTING RIGHTS

We own the Fund’s shares, but you may have voting rights in the various Funds. To the extent that we are required by law, we will cast our votes according to the instructions of those contract owners who have an interest in variable investment options investing in Funds holding a shareholder vote, as of the shareholder meeting record date. Those votes for which we receive no instructions will be voted in the same proportion as those we have received instructions for. Because of this proportional voting, a small number of contract owners could control the outcome of the vote. We’ll solicit instructions when the Funds hold shareholder votes. We have the right to restrict contract owner voting instructions if the laws change to allow us to do so.

The owner of the contract has voting rights. Voting rights diminish with the reduction of your contract value. The fixed-rate option has no voting rights.

YOUR RIGHT TO CANCEL THE CONTRACT

During the 10-day period after receiving your contract, the free-look period, you have the right to examine your contract and return it for cancellation if you change your mind about buying it. Longer periods may apply in some states.

In order to cancel your contract, we must receive both the contract and your cancellation notice in good order. You can forward these documents to GIAC’s customer service office or to the registered representative who sold you the contract. If you mail the notice, we consider it received on the postmark date, provided it has been properly addressed and the full postage has been paid.

Upon cancellation, we’ll refund to you:

•

the difference between the gross premiums you paid (including contract fees, annuity taxes and other charges) and the amounts we allocated to the variable investment and fixed-rate options you chose; and

•	the accumulation value of the contract on the date we receive your cancellation.

If state law requires, you will receive the total premium you paid for the contract instead.

INACTIVE CONTRACT

We have the right to cancel the contract and pay you the accumulation value in a lump sum if, prior to the date annuity payments begin, all of the following conditions exist:

•	you have not made any premium payments for two consecutive contract years;

•	the total amount of any premium payments made, less any partial withdrawals, is less than $2,000; and

Free-look period

During the 10-day period after receiving your contract, the free-look period, you have the right to examine your contract and return it for cancellation if you change your mind about buying it.

YOUR RIGHTS AND RESPONSIBILITIES	PROSPECTUS	87

•	the accumulation value at the end of the second contract year is less than $2,000.

This provision is not applicable in New Jersey.

Every state has “escheatment” or unclaimed property laws which generally declare contracts to be abandoned after a period of inactivity of three to five years from the contract’s annuity commencement date or the date the death benefit is due and payable. Such contracts will be surrendered and paid to the abandoned property division or unclaimed property office of the applicable state. States are obligated to pay such assets (without interest) to claimants with proper documentation. You can prevent “escheatment” by keeping your address and the name(s) and address(es) of your designated beneficiary(ies) current.

DISTRIBUTION OF THE CONTRACT

The variable annuity contract is sold by insurance agents who are licensed by GIAC and who are either registered representatives of Guardian Investor Services LLC (GIS) or of broker-dealer firms that have entered into sales agreements with GIS and GIAC (including Park Avenue Securities LLC, a wholly owned subsidiary of GIAC). GIS and such other broker-dealers are members of the Financial Industry Regulatory Authority (FINRA).

GIAC will generally pay commissions to these individuals or broker-dealer firms for the sale of contracts. When we compensate a firm, the representative responsible for the sale of the contract will receive a portion of the compensation based on the practice of the firm. Commissions may vary, but will not exceed the limits of applicable laws and regulations.

Currently, there are several compensation programs from which these individuals or firms may choose. One compensation program is based on a percentage of the initial contract premium payment of 7%. The other compensation programs provide a lower commission on the initial premium payment but allow for ongoing annual compensation based on a percentage of the contract value. Typically, the additional annual compensation begins only after the completion of a certain number of contract years. Also, additional annual compensation may be payable while certain contract riders are in effect or under variable payout options. The maximum annual compensation possible based on contract value is ..75%.

We reserve the right to pay any compensation permissible under applicable state law and regulations, including, for example, additional sales or service compensation while a contract is in force or additional amounts paid in connection with special promotional incentives. In addition, we may compensate certain individuals for the sale of contracts in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. Individuals may also qualify for non-cash compensation such as expense-paid trips and educational seminars.

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In addition to the compensation described above, GIAC may make additional cash payments (sometimes called “revenue sharing”) or make reimbursements to some broker-dealers in recognition of their marketing and distribution, transaction processing, and/or administrative services support. Marketing and distribution support services may include, among other services, placement of GIAC’s products on the broker-dealers’ preferred or recommended list, access to the broker-dealers’ registered representatives for purposes of promoting sales of GIAC’s products, assistance in training and education of GIAC’s agents, and opportunities for GIAC to participate in sales conferences and educational seminars. Payments or reimbursements may be calculated as a percentage of the particular broker-dealer’s actual or expected aggregate sales of all of our variable contracts, or assets held within those contracts (generally not exceeding .20% of sales or .15% of assets held), and/or may be a fixed dollar amount. Additionally, we may increase the sales compensation paid to broker-dealers for a period of time for the sale of a particular product.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ among firms. Firms and/or individual registered representatives within some firms that participate in one of these compensation arrangements might receive greater compensation for selling this contract than for selling a different annuity contract that is not eligible for these compensation arrangements. As a result, these payments may serve as an incentive for broker-dealers to promote the sale of particular products.

You should ask your registered representative for further information about what commissions or other compensation he or she, or the broker-dealer for whom he or she works, may receive in connection with your purchase of a contract.

If you return your contract under the right to cancel provisions, the representative may have to return some or all of any commissions we have paid.

The fees and charges imposed under the contract defray the costs of commissions and other sales expenses. You are not charged directly for commissions or other compensation paid for the sale of the contract, but those expensed are considered in setting the levels of the charges that you do pay.

The principal underwriter of the contract is GIS, located at 7 Hanover Square, New York, New York 10004.

YOUR RIGHTS AND RESPONSIBILITIES	PROSPECTUS	89

OTHER INFORMATION

LEGAL PROCEEDINGS

The Separate Account, GIAC and GIS are not parties to any pending material legal proceeding.

WHERE TO GET MORE INFORMATION

Our Statement of Additional Information (SAI) has more details about the contract described in this prospectus. If you would like a free copy, please call us toll-free at 1-800-221-3253, or write to us at the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

Box 26210

Lehigh Valley, Pennsylvania 18002

The SAI contains the following information:

•	Services to the Separate Account

•	Annuity payments

•	Tax status of the contracts

•	Tax qualified distributions under the guaranteed lifetime withdrawal benefit rider

•	Calculation of Yield Quotations for the RS Money Market VIP Series Investment Division

•	Valuation of assets of the Separate Account

•	Qualified plan transferability restrictions

•	Experts

•	Financial statements

90	PROSPECTUS	OTHER INFORMATION

SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulation period

The period between the issue date of the contract and the annuity commencement date.

Accumulation unit

A measure used to determine the value of a contract owner’s interest under the contract before annuity payments begin.

Accumulation value

The value of all the accumulation units in the variable investment options and/or the fixed-rate option credited to a contract.

Annuitant

The person on whose life the annuity payments payable under the contract are based.

Annuity commencement date

The date on which annuity payments under the contract begin.

Annuity Payments

Periodic payments, either variable or fixed in nature, made by GIAC to the contract owner at monthly or other periodic intervals after the annuity commencement date.

Annuity unit

A measure used to determine the amount of any variable annuity payment.

Contingent annuitant

A contingent annuitant is the person you name at issue to become the annuitant if the annuitant dies before the annuity commencement date. A contingent annuitant may be named only if the owner and the annuitant are not the same person. Only the owner may change a contingent annuitant.

Contract anniversary date

The annual anniversary measured from the issue date of the contract.

Contract owner

You (or your); the person(s) or entity designated as the owner in the contract.

Funds

The open-end management investment companies, each corresponding to a variable investment option. The Funds are listed on the front cover of this prospectus.

Good order

Notice from any party authorized to initiate a transaction under this contract, received in a format satisfactory to GIAC at its customer service office, that contains all information required by GIAC to process that transaction. In addition, transaction requests must be received on a valuation date no later than the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time, in order to receive that day’s accumulation unit values.

Valuation date

A date on which accumulation unit values are determined. Accumulation unit values are determined on each date on which the New York Stock Exchange or its successor is open for trading. Valuations for any date other than a valuation date will be determined on the next valuation date.

Valuation period

The time period from the determination of one accumulation unit and annuity unit value to the next.

Variable investment options

The Funds underlying the contract are the variable investment options – as distinguished from the fixed-rate option – available for allocations of net premium payments and allocation values.

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APPENDIX A – SUMMARY FINANCIAL INFORMATION

The following two charts containing accumulation unit information for the time periods indicated are derived from the financial statements of Separate Account R, which were audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, for the year ending December 31, 2012. The data in the charts should be read in conjunction with the financial statements, related notes and other financial information for Separate Account R, which are included in the Statement of Additional Information.

The Separate Account commenced operations on March 8, 2004. All accumulation unit values when they first became available began at an accumulation unit value of $10.00. If no data appears for a particular unit value or rider, then that funding option or rider was not available at that time or there were no outstanding accumulation units. The accumulation unit value as indicated for the end of one year is also the accumulation unit value at the beginning of the next year.

Number of accumulation units outstanding at the end of the indicated period:

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
RS Large Cap Alpha VIP Series	2012	3,146,304	28,241	965	70,898	76,761	—	207,517	5,622
	2011	3,487,620	33,179	1,007	77,768	80,203	2,499	241,496	6,016
	2010	3,624,548	36,444	1,112	110,850	111,862	5,624	256,608	5,887
	2009	3,853,593	38,752	1,155	118,702	123,664	11,186	264,338	6,122
	2008	2,854,453	34,156	1,200	100,906	106,776	9,646	148,174	6,568
	2007	1,851,303	22,819	922	32,947	116,809	5,766	129,334	4,219
	2006	974,695	17,682	114	15,381	102,827	6,047	86,308	3,106
	2005	243,591	2,928	118	14,346	104,930	6,276	9,537	3,402
	2004	78,510	858	118	19,433	50,977	221	—	—
RS S&P 500 Index VIP Series	2012	2,669,913	45,542	2,259	113,123	38,883	—	85,512	5,566
	2011	2,945,765	56,355	2,754	125,394	57,153	—	92,868	6,192
	2010	3,140,601	62,702	2,857	137,299	69,118	—	97,016	6,415
	2009	3,284,920	66,093	3,197	146,120	74,658	—	100,638	6,663
	2008	2,938,008	68,976	6,318	161,211	90,922	867	108,751	6,710
	2007	2,454,813	62,908	6,037	131,060	98,755	8,958	100,702	5,538
	2006	1,993,947	64,390	6,643	125,643	99,801	9,282	85,440	5,222
	2005	1,041,208	60,327	7,809	127,068	98,762	9,596	33,273	5,635
	2004	295,705	14,346	4,220	61,258	39,499	1,653	—	—
RS Asset Allocation VIP Series	2012	—	—	—	—	—	—	—	—
	2011	—	—	—	—	—	—	—	—
	2010	—	—	—	—	—	—	—	—
	2009	—	—	—	—	—	—	—	—
	2008	288,280	3,039	—	11,701	10,608	235	1,124	—
	2007	289,597	2,750	—	7,533	10,343	202	1,280	—
	2006	267,084	2,839	—	6,268	10,825	203	1,450	—
	2005	249,896	485	—	6,214	10,685	225	123	—
	2004	60,852	480	—	6,933	6,699	227	—	—
RS High Yield VIP Series	2012	930,086	14,157	1,431	9,401	26,921	—	13,305	—
	2011	1,003,824	19,181	1,582	7,429	37,645	—	13,515	—
	2010	1,089,316	21,862	1,950	7,082	38,409	—	18,047	—
	2009	1,097,773	24,741	2,105	7,585	39,887	—	20,570	—
	2008	599,579	30,851	4,094	7,486	42,776	—	20,931	—
	2007	581,455	33,061	3,899	6,375	46,748	—	24,362	—
	2006	533,052	27,121	4,189	2,413	48,410	—	12,387	—
	2005	398,091	17,588	4,463	2,659	48,708	87	1,134	—
	2004	140,339	4,790	2,366	618	9,771	88	—	—
RS Low Duration Bond VIP Series	2012	539,205	17,664	3,000	78,868	15,086	395	8,564	4,148
	2011	647,213	12,133	2,845	117,236	17,826	391	10,499	4,496
	2010	645,727	9,382	5,520	193,484	28,458	7,535	10,460	4,859
	2009	588,044	10,394	5,187	183,822	23,220	12,157	7,062	4,877
	2008	506,143	13,765	4,414	172,678	26,469	10,980	7,955	4,921
	2007	381,767	5,409	5,899	169,041	16,326	16,267	9,335	5,975
	2006	342,669	5,546	2,616	137,880	18,627	15,894	8,211	6,145
	2005	252,819	3,153	2,476	118,321	18,098	16,094	6,803	7,687
	2004	88,034	5	2,468	60,386	17,330	10,313	—	—

92	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
RS Large Cap Value VIP Series	2012	—	—	—	—	—	—	—	—
	2011	—	—	—	—	—	—	—	—
	2010	—	—	—	—	—	—	—	—
	2009	—	—	—	—	—	—	—	—
	2008	360,844	13,916	—	23,300	16,479	925	23,948	—
	2007	331,284	17,664	—	20,650	18,460	1,134	23,099	—
	2006	283,735	16,493	—	19,311	20,413	1,164	20,141	—
	2005	144,200	6,225	—	15,055	24,543	3,646	6,482	—
	2004	71,988	—	—	7,106	7,452	3,767	—	—
RS Partners VIP Series	2012	—	—	—	—	—	—	—	—
	2011	234,578	5,407	41	15,584	15,716	3,462	69,610	35
	2010	277,611	7,899	39	20,792	16,940	3,447	42,393	35
	2009	304,507	8,529	42	22,323	17,179	3,392	15,785	36
	2008	303,547	8,490	47	25,254	17,698	3,579	15,850	36
	2007	295,864	8,649	36	25,481	27,205	4,187	16,477	29
	2006	237,522	7,959	38	20,559	30,848	4,002	12,679	31
	2005	159,704	7,759	38	18,724	35,582	9,267	2,470	32
	2004	59,028	2,379	40	14,467	10,684	6,726	—	—
RS Small Cap Growth Equity VIP Series	2012	664,671	24,348	—	28,578	50,373	3,842	48,631	4,190
	2011	747,000	28,549	—	36,619	54,776	4,239	38,117	4,219
	2010	829,633	33,312	—	45,288	63,397	5,858	52,694	3,980
	2009	879,597	34,745	—	51,355	63,064	5,969	59,979	4,108
	2008	740,879	37,151	—	59,469	72,946	6,471	56,135	4,535
	2007	707,055	39,159	—	44,630	82,566	7,455	45,061	3,580
	2006	637,371	34,272	—	31,187	80,717	7,360	33,555	3,476
	2005	471,914	32,171	—	33,345	78,710	7,839	10,882	3,641
	2004	208,448	14,111	—	24,772	25,421	4,095	—	—
RS International Growth VIP Series	2012	3,237,787	36,733	422	73,361	55,959	—	124,124	6,980
	2011	3,394,684	44,175	1,611	89,658	77,370	—	131,886	7,213
	2010	3,430,854	49,814	1,592	102,638	84,414	932	140,608	7,154
	2009	3,589,855	54,207	1,625	112,830	86,991	6,088	151,486	7,309
	2008	3,397,042	62,304	4,365	124,521	95,261	6,343	180,918	7,077
	2007	2,241,625	59,562	4,188	78,100	105,513	5,250	152,882	5,534
	2006	1,668,512	51,997	3,971	57,212	95,953	5,500	121,190	5,040
	2005	687,277	35,683	4,146	46,852	82,927	5,911	33,179	5,228
	2004	165,355	10,120	3,144	23,453	26,788	525	—	—
RS Emerging Markets VIP Series	2012	433,398	20,770	752	22,211	28,430	1,815	47,330	4,045
	2011	519,154	27,419	1,511	25,915	45,856	1,982	53,388	4,033
	2010	647,210	34,362	1,886	28,724	48,194	1,984	54,512	3,619
	2009	775,812	26,930	2,047	36,002	56,998	2,188	54,464	3,812
	2008	763,676	29,311	3,032	43,743	56,159	2,173	48,828	5,358
	2007	899,693	33,892	2,211	31,045	70,976	2,175	47,430	2,736
	2006	822,326	39,864	2,838	25,335	78,158	2,828	35,130	2,745
	2005	471,485	22,071	4,038	22,070	56,304	2,895	9,547	2,932
	2004	170,484	5,103	3,197	12,508	23,487	64	—	—
RS Investment Quality Bond VIP Series	2012	10,140,517	141,807	3,015	196,800	74,954	186	351,928	14,503
	2011	10,538,916	150,725	5,798	219,044	84,412	188	393,305	13,933
	2010	11,433,503	168,494	11,585	254,885	114,663	2,233	443,922	14,408
	2009	11,433,661	191,829	11,463	266,033	112,699	11,931	463,165	14,030
	2008	9,095,619	177,802	13,489	262,031	118,406	11,447	429,680	13,598
	2007	10,119,353	216,472	16,604	260,362	129,524	13,634	573,406	15,164
	2006	6,236,027	181,723	16,412	133,154	134,074	13,098	382,539	13,215
	2005	2,133,752	71,274	17,291	101,950	123,491	12,820	100,933	12,312
	2004	235,550	14,374	10,472	61,249	40,739	1,644	—	—
RS MidCap Growth VIP Series	2012	—	—	—	—	—	—	—	—
	2011	—	—	—	—	—	—	—	—
	2010	—	—	—	—	—	—	—	—
	2009	—	—	—	—	—	—	—	—
	2008	42,796	—	—	753	—	—	580	—
	2007	1,465	—	—	143	—	—	—	—

APPENDIX	PROSPECTUS	93

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
RS Global Natural Resources VIP Series	2012	—	—	—	—	—	—	—	—
	2011	277,589	4,837	—	13,131	19,936	—	13,493	—
	2010	311,300	2,359	653	14,366	19,542	—	9,042	—
	2009	314,290	2,282	714	17,249	19,439	—	5,144	—
	2008	402,930	777	1,074	19,561	8,954	—	5,253	—
	2007	22,253	—	—	—	1,656	—	3,671	—
RS Value VIP Series	2012	—	—	—	—	—	—	—	—
	2011	19,336	—	—	25,227	1,551	—	2,691	—
	2010	25,565	—	—	9,736	2,474	—	4,353	—
	2009	15,804	—	—	11,155	1,589	—	4,038	—
	2008	7,209	—	—	11,312	1,563	—	820	—
	2007	1,836	—	—	73	626	—	825	—
RS Equity Dividend VIP Series	2012	—	—	—	—	—	—	—	—
	2011	—	—	—	—	—	—	—	—
	2010	—	—	—	—	—	—	—	—
	2009	—	—	—	—	—	—	—	—
	2008	10,510	27	—	—	—	—	1,200	—
	2007	26,668	—	—	—	—	—	—	—
RS Technology VIP Series	2012	—	—	—	—	—	—	—	—
	2011	—	—	—	—	—	—	—	—
	2010	—	—	—	—	—	—	—	—
	2009	—	—	—	—	—	—	—	—
	2008	15,248	—	—	—	—	—	3,047	—
	2007	29,498	—	—	—	—	—	2,157	—
RS Money Market VIP Series	2012	1,469,377	23,529	550	22,904	53,330	15,614	79,512	—
	2011	1,160,881	27,727	842	18,639	49,213	12,269	16,215	—
	2010	1,238,434	24,461	838	21,870	65,168	12,349	17,196	—
	2009	1,837,302	60,090	771	34,263	97,534	12,527	40,936	—
	2008	2,206,417	77,169	648	73,418	180,148	12,496	48,560	—
	2007	2,158,072	55,282	898	17,788	55,745	—	27,262	—
	2006	1,439,914	19,064	919	11,392	67,649	—	22,999	—
	2005	871,346	22,137	1,522	4,151	62,954	—	9,919	—
	2004	684,740	4,827	1,013	4,077	89,377	—	—	—
Gabelli Capital Asset Fund	2012	438,679	37,237	73	37,441	62,702	933	23,565	515
	2011	503,577	38,904	65	54,124	74,767	967	18,256	542
	2010	603,119	43,928	180	67,689	94,447	968	21,790	543
	2009	639,244	46,740	173	76,906	107,487	1,188	26,196	568
	2008	681,709	49,640	177	85,343	116,593	1,229	27,801	581
	2007	734,844	57,795	134	81,169	156,022	2,118	26,521	447
	2006	634,033	60,877	128	65,417	146,629	2,196	23,743	458
	2005	465,804	37,543	122	68,006	138,833	2,772	13,657	504
	2004	219,705	8,966	117	41,301	60,623	2,843	—	—
Value Line Centurion Fund	2012	70,457	5,849	—	—	8,521	68	1,900	—
	2011	81,501	6,249	—	4,669	9,696	104	1,900	—
	2010	83,062	6,250	—	98	10,100	586	13,727	—
	2009	87,530	6,251	—	106	10,017	3,388	13,728	—
	2008	87,868	7,315	—	119	9,879	3,607	13,729	—
	2007	89,532	10,675	—	86	9,829	3,692	13,598	—
	2006	75,145	10,395	—	88	9,798	3,821	14,023	—
	2005	58,465	54	—	91	10,330	3,835	1,732	—
	2004	23,402	—	—	94	3,212	935	—	—
Value Line Strategic Asset Management Trust	2012	344,278	6,984	1,076	18,269	25,759	213	11,083	1,352
	2011	384,008	7,123	1,178	14,383	31,761	232	14,335	1,754
	2010	421,130	7,425	1,186	14,266	35,791	721	22,778	2,039
	2009	449,301	8,322	1,200	17,307	48,536	3,176	25,429	2,186
	2008	484,421	12,682	1,201	26,825	55,722	3,259	38,241	2,324
	2007	531,767	12,393	1,059	27,970	86,141	4,152	41,988	2,014
	2006	534,336	12,294	1,106	29,019	89,366	4,301	44,594	2,269
	2005	448,645	12,335	1,116	25,453	77,048	4,437	10,553	2,527
	2004	149,875	11,245	155	20,805	20,094	2,611	—	—

94	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
Invesco Van Kampen V.I. American Franchise Fund Series II ( formerly Invesco V.I. Capital Appreciation Fund Series II)	2012	1,016,948	24,572	—	36,643	18,596	139	34,178	—
	2011	1,104,332	24,785	—	37,728	21,224	145	39,977	—
	2010	1,132,421	23,712	—	37,230	29,626	144	40,656	—
	2009	1,250,967	25,248	—	39,130	31,556	148	42,063	—
	2008	1,293,811	24,369	—	38,607	32,530	157	42,562	—
	2007	1,000,933	18,587	—	29,061	27,140	116	34,962	—
	2006	878,470	23,283	—	24,582	27,916	118	26,762	—
	2005	—	—	—	—	—	—	—	—
	2004	—	—	—	—	—	—	—	—
Invesco Van Kampen V.I. Value Opportunities Fund Series II ( formerly Invesco V.I. Basic Value Fund Series II)	2012	98,016	89	—	3,849	38,085	—	4,896	—
	2011	106,084	76	—	4,577	40,303	—	4,929	—
	2010	120,208	64	—	4,725	55,310	—	5,192	—
	2009	138,191	49	—	4,841	57,277	—	5,226	—
	2008	158,588	30	—	6,801	56,759	—	5,472	—
	2007	175,389	17	—	4,546	56,610	—	6,093	—
	2006	168,038	8	—	4,137	57,940	—	7,190	—
	2005	160,795	—	—	2,586	57,582	—	4,390	—
	2004	79,970	—	—	—	35,458	—	—	—
Invesco V.I. Government Securities Fund Series II	2012	442,509	12,220	1,105	29,701	22,712	349	7,056	8,598
	2011	552,281	15,585	1,598	36,862	25,285	353	9,796	8,252
	2010	360,482	13,201	1,469	23,700	22,761	2,481	5,127	—
	2009	413,160	14,634	1,444	28,717	26,343	2,848	13,594	—
	2008	458,101	25,097	4,196	25,956	30,852	2,488	10,310	—
	2007	354,442	8,513	4,807	32,195	26,365	3,245	6,247	—
	2006	318,502	7,465	4,976	29,490	19,063	3,122	2,840	—
	2005	297,438	6,953	6,295	24,408	14,551	2,965	1,400	—
	2004	60,077	1,024	5,248	17,518	3,149	2,759	—	—
Invesco V.I. Mid Cap Core Equity Fund Series II	2012	91,927	8,519	—	836	6,247	—	651	—
	2011	107,105	8,850	—	1,339	6,629	—	1,333	—
	2010	117,541	8,726	—	5,993	7,847	—	2,417	—
	2009	138,636	10,050	—	6,279	15,296	—	7,644	—
	2008	156,044	10,231	—	6,815	16,246	—	7,597	—
	2007	142,817	10,645	—	3,498	17,792	—	4,318	—
	2006	130,394	10,900	—	3,053	21,449	—	3,601	—
	2005	100,823	8,873	—	2,614	20,325	—	1,212	—
	2004	32,597	2,245	—	715	7,875	—	—	—
Invesco V.I. Core Equity Fund Series II	2012	16,751	429	—	910	2,095	—	362	—
	2011	14,284	472	1,570	1,094	2,145	—	354	—
	2010	15,326	517	1,570	1,094	2,196	—	34	—
	2009	13,920	565	1,591	1,394	2,541	—	25	—
	2008	14,105	625	1,592	1,755	2,872	—	15	—
	2007	17,388	674	1,347	896	3,479	—	6	—
	2006	15,496	622	1,385	869	4,012	—	—	—
	2005	19,926	—	2,075	1,210	3,791	—	—	—
	2004	16,528	—	1,038	1,440	3,368	—	—	—
Invesco Van Kampen V.I. Government Fund Series II	2012	—	—	—	—	—	—	—	—
	2011	—	—	—	—	—	—	—	—
	2010	244,526	10,267	166	30,377	20,022	2,878	4,445	9,199
	2009	278,915	11,199	160	32,657	19,229	2,725	4,530	8,984
	2008	297,639	14,783	144	32,524	20,514	2,388	7,086	7,863
	2007	310,777	14,496	182	47,396	22,467	3,114	4,529	10,216
	2006	267,461	14,568	179	47,058	25,844	2,997	4,793	5,069
	2005	232,084	3,696	173	41,137	26,106	3,384	1,275	4,574
	2004	63,425	—	167	20,485	15,722	3,189	—	—

APPENDIX	PROSPECTUS	95

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
Invesco Van Kampen V.I. Growth and Income Fund Series II	2012	458,318	13,963	74	21,864	24,412	1,119	30,348	471
	2011	531,833	15,412	65	28,529	29,765	2,550	39,324	512
	2010	582,804	17,049	56	30,815	31,588	2,538	42,432	494
	2009	641,240	20,742	45	35,930	36,051	2,700	51,205	499
	2008	739,765	23,414	1,834	42,095	47,957	3,679	54,449	511
	2007	750,404	22,527	1,919	31,869	56,845	11,444	43,304	420
	2006	704,133	23,243	1,987	30,376	49,918	11,920	30,495	443
	2005	507,315	20,299	2,065	28,575	46,011	12,408	16,587	458
	2004	154,814	6,853	2,060	8,666	11,704	5,367	—	—
Alger Capital Appreciation Portfolio Class S	2012	96,118	1,672	—	174	1,590	—	5,215	—
	2011	101,321	1,673	—	182	2,434	—	5,376	—
	2010	107,410	1,675	—	275	744	—	7,390	—
	2009	117,963	1,395	—	669	1,066	—	7,447	—
	2008	132,998	1,370	—	1,560	3,169	—	3,998	—
	2007	172,713	1,007	—	1,025	2,836	—	3,759	—
	2006	28,130	1,008	—	1,125	439	—	3,161	—
	2005	13,031	416	—	212	—	—	3	—
	2004	—	—	—	—	—	—	—	—
AllianceBernstein VPS Growth & Income Portfolio Class B	2012	129,193	4,510	38	6,062	14,269	133	5,885	5,071
	2011	144,580	2,783	916	7,593	16,148	138	11,803	5,867
	2010	171,152	6,638	920	7,584	16,148	137	12,194	6,087
	2009	183,832	6,586	935	7,760	16,647	141	16,796	6,518
	2008	217,212	6,936	935	9,306	19,410	150	16,292	7,012
	2007	240,477	7,014	804	9,600	25,672	7,127	18,286	5,636
	2006	214,856	5,936	849	9,627	26,539	7,414	12,620	2,382
	2005	174,925	4,874	1,495	8,584	25,676	8,242	7,354	2,651
	2004	109,696	1,246	1,041	4,088	10,206	740	—	—
AllianceBernstein VPS Large Cap Growth Portfolio Class B	2012	112,884	3,431	—	12,272	5,178	—	2,968	—
	2011	112,008	5,104	—	13,943	19,101	—	3,024	—
	2010	135,144	5,096	—	15,076	5,243	—	3,054	—
	2009	167,719	5,123	—	15,176	5,513	—	3,100	—
	2008	143,220	5,360	—	15,234	17,289	—	5,390	—
	2007	151,628	5,692	—	6,694	17,646	—	6,052	—
	2006	129,178	5,280	—	4,203	17,974	—	2,409	—
	2005	93,045	2,940	—	3,502	18,652	—	2,390	—
	2004	59,024	—	—	2,522	14,482	—	—	—
AllianceBernstein VPS Global Thematic Growth Portfolio Class B	2012	139,376	277	—	6,434	3,771	—	1,391	—
	2011	142,655	251	—	6,596	4,371	—	1,392	—
	2010	164,596	950	—	6,926	3,044	—	991	—
	2009	186,308	1,104	—	7,223	2,835	—	1,254	—
	2008	143,236	1,071	—	7,886	5,011	—	1,272	—
	2007	137,896	879	—	4,733	4,195	—	1,761	—
	2006	112,327	854	—	2,406	4,374	—	929	—
	2005	50,834	—	—	2,051	1,820	—	823	—
	2004	26,158	—	—	1,213	36	—	—	—
AllianceBernstein VPS Real Estate Investment Portfolio Class B	2012	198,520	3,966	486	5,515	33,530	4,990	4,492	2,968
	2011	216,404	4,688	1,013	9,023	28,752	5,293	11,602	3,030
	2010	258,506	4,993	1,035	18,251	36,882	5,297	12,013	3,036
	2009	268,213	5,435	1,157	13,257	46,896	6,422	12,367	3,100
	2008	310,589	5,288	1,296	17,641	53,072	5,255	14,412	2,344
	2007	364,956	5,277	1,096	29,708	51,413	5,327	14,299	1,576
	2006	551,465	4,070	1,230	25,770	79,551	5,250	9,785	1,587
	2005	515,114	2,398	1,387	27,560	73,150	6,039	3,426	1,627
	2004	222,969	543	—	13,619	31,627	936	—	—

96	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
AllianceBernstein VPS Value Portfolio Class B	2012	88,171	2,423	—	13,659	10,782	68	12,921	—
	2011	109,534	3,208	—	14,867	15,464	104	13,858	—
	2010	122,084	2,219	—	14,667	19,403	4,341	16,065	—
	2009	133,077	2,220	—	15,187	19,764	4,608	36,818	—
	2008	162,395	2,221	—	14,203	21,386	4,978	84,269	—
	2007	173,598	2,222	—	10,274	22,943	4,296	71,816	—
	2006	181,806	2,778	—	8,000	22,949	4,343	30,000	—
	2005	106,013	1,677	—	6,576	21,538	4,700	16,686	—
	2004	49,625	829	—	5,593	5,448	5,383	—	—
Davis Financial Portofolio	2012	115,724	2,668	—	5,810	1,245	—	2,202	596
	2011	124,539	2,960	—	6,043	1,485	—	2,589	659
	2010	137,347	3,415	—	4,111	1,247	—	2,803	591
	2009	130,649	3,722	—	4,191	1,248	—	2,930	598
	2008	123,260	2,083	—	3,863	274	—	3,084	638
	2007	127,117	2,022	—	907	274	—	3,218	417
	2006	96,027	1,584	—	648	263	—	256	428
	2005	34,678	2,824	—	—	—	—	—	477
	2004	—	—	—	—	—	—	—	—
Davis Real Estate Portfolio	2012	240,940	15,486	357	19,089	17,995	—	14,065	8,865
	2011	257,674	16,802	372	21,187	18,222	—	15,545	9,487
	2010	277,550	19,958	365	25,016	18,465	—	19,278	9,252
	2009	290,358	19,856	380	29,337	19,159	—	26,751	9,588
	2008	262,317	17,171	390	27,935	14,608	—	26,998	10,341
	2007	271,167	17,487	299	27,334	21,714	—	18,692	7,391
	2006	271,468	17,621	—	11,594	24,982	—	13,090	5,651
	2005	108,294	4,775	—	6,260	9,120	—	8,331	6,190
	2004	—	—	—	—	—	—	—	—
Davis Value Portfolio	2012	4,636,028	44,993	486	92,147	24,213	1,117	211,564	2,464
	2011	4,962,285	50,613	507	113,484	30,601	6,035	226,631	2,545
	2010	5,193,583	51,180	497	127,851	32,741	8,434	271,807	2,543
	2009	5,370,059	52,838	517	136,798	34,564	8,733	288,881	2,633
	2008	4,709,220	57,922	532	144,869	36,180	9,317	365,989	2,755
	2007	3,117,480	51,492	408	70,092	75,475	6,547	294,415	432
	2006	2,084,907	39,756	—	33,009	54,692	6,896	226,126	456
	2005	581,839	19,960	—	17,085	22,123	—	64,036	471
	2004	—	—	—	—	—	—	—	—
Fidelity VIP Balanced Portfolio Service Class 2	2012	254,606	2,538	907	16,765	17,996	—	19,159	2,435
	2011	311,202	2,581	1,017	14,577	16,748	—	23,283	2,515
	2010	369,412	2,627	1,039	19,464	20,327	—	24,174	2,513
	2009	357,210	5,756	1,053	18,208	21,777	—	24,280	2,602
	2008	369,943	5,876	1,048	14,984	24,004	—	11,723	2,722
	2007	372,703	5,941	950	11,871	31,698	—	11,466	434
	2006	339,771	5,989	1,003	14,377	20,564	—	6,681	458
	2005	272,063	6,585	1,020	15,203	21,189	60	715	473
	2004	135,816	6,377	—	8,083	7,268	61	—	—
Fidelity VIP Contrafund Portfolio Service Class 2	2012	8,004,514	101,979	3,636	256,761	92,634	1,932	501,993	14,944
	2011	8,884,435	114,110	3,854	318,261	125,882	8,779	575,676	16,060
	2010	9,511,948	124,984	9,177	358,551	138,421	13,236	633,290	16,216
	2009	9,982,914	130,775	9,905	395,497	159,291	14,741	669,977	16,928
	2008	9,896,956	148,404	12,674	437,025	182,829	16,432	718,973	16,809
	2007	6,537,522	144,412	10,845	305,685	223,371	13,866	540,570	13,813
	2006	3,977,456	129,574	10,927	194,854	220,424	14,431	318,391	7,789
	2005	1,848,988	79,739	11,785	144,183	181,285	15,247	87,060	8,091
	2004	642,126	32,224	6,563	60,465	60,439	15,297	—	—

APPENDIX	PROSPECTUS	97

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
Fidelity VIP Equity-Income Portfolio Service Class 2	2012	1,679,293	31,500	—	47,569	78,835	3,822	47,432	—
	2011	1,903,186	39,366	—	77,509	90,806	4,017	66,593	—
	2010	2,090,209	45,540	122	88,413	108,538	4,019	70,924	—
	2009	2,168,600	46,580	125	93,689	110,451	4,076	75,856	—
	2008	1,764,010	58,017	142	103,496	120,784	3,802	84,733	—
	2007	1,407,816	51,855	110	84,143	134,713	10,737	83,322	—
	2006	1,197,335	47,956	112	58,277	140,745	10,953	62,073	—
	2005	743,976	28,223	115	56,359	138,484	11,205	30,740	—
	2004	256,930	13,327	116	39,692	71,568	914	—	—
Fidelity VIP Growth Portfolio Service Class 2	2012	130,902	529	—	6,193	5,144	—	15,580	1,816
	2011	141,076	2,355	—	9,517	6,681	—	15,711	1,851
	2010	150,989	2,693	—	13,360	10,048	4,724	15,487	1,865
	2009	154,165	3,111	—	13,035	11,025	4,789	15,593	1,943
	2008	197,021	3,114	—	14,617	12,009	5,090	16,037	2,044
	2007	209,551	3,156	—	12,979	18,243	3,663	7,270	—
	2006	167,230	3,159	—	14,400	19,473	3,715	1,974	—
	2005	136,709	2,157	—	14,153	19,649	6,014	1,923	—
	2004	79,835	—	—	10,854	4,397	6,748	—	—
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	2012	5,686,217	28,290	—	127,927	19,317	—	166,652	10,501
	2011	5,761,151	29,198	2,259	140,232	32,392	—	179,382	10,796
	2010	6,141,473	30,604	7,174	170,856	31,425	5,556	210,205	11,368
	2009	5,978,140	29,957	7,012	168,492	29,161	15,640	213,864	11,498
	2008	4,065,486	28,757	6,336	164,454	37,364	14,867	202,488	11,938
	2007	3,955,216	30,213	7,957	179,342	28,774	18,016	246,972	12,840
	2006	1,891,488	17,237	7,501	104,161	28,410	17,422	140,539	8,383
	2005	354,383	8,725	7,068	82,207	22,129	17,232	4,492	7,591
	2004	81,598	—	4,347	39,683	11,896	6,151	—	—
Fidelity VIP Mid Cap Portfolio Service Class 2	2012	3,534,045	45,180	1,490	73,410	93,831	3,500	313,799	5,254
	2011	3,723,491	52,872	1,511	83,779	105,430	6,690	346,913	5,529
	2010	3,787,580	59,805	1,919	91,766	121,290	8,751	368,341	5,622
	2009	4,220,042	65,006	2,366	105,228	136,369	13,820	376,787	5,913
	2008	3,511,305	76,545	4,816	123,544	159,782	16,182	359,750	5,947
	2007	2,411,472	81,026	3,669	96,606	209,596	14,466	257,130	5,591
	2006	1,705,321	66,224	3,857	65,220	223,511	15,197	133,951	5,996
	2005	1,088,794	45,443	4,321	58,321	192,001	16,633	68,341	6,224
	2004	454,147	15,769	2,009	36,499	80,183	9,826	—	—
Templeton Growth Securities Fund Class 2	2012	397,418	10,446	90	16,968	14,834	—	24,834	—
	2011	458,444	12,150	99	19,120	18,233	—	25,752	—
	2010	525,829	13,490	90	19,539	21,136	—	33,452	—
	2009	564,206	14,056	88	21,997	23,378	104	34,364	—
	2008	591,994	17,245	99	21,311	25,979	1,567	36,099	—
	2007	619,792	16,852	70	14,408	30,305	2,686	31,519	—
	2006	578,425	12,712	67	11,901	31,449	2,693	19,388	—
	2005	470,342	9,413	75	10,951	35,089	1,129	11,927	—
	2004	178,837	1,962	78	6,154	23,999	1,135	—	—
Franklin Rising Dividends Securities Fund Class 2	2012	1,400,711	26,650	522	48,931	65,226	3,390	101,872	228
	2011	1,530,509	28,340	536	50,167	73,188	3,612	106,995	227
	2010	1,605,959	24,812	784	50,006	90,309	3,615	114,763	205
	2009	1,733,103	27,072	984	57,905	91,730	3,975	121,984	213
	2008	1,866,552	29,090	1,202	62,347	95,671	6,097	125,510	266
	2007	1,724,660	27,372	967	53,914	110,184	7,692	108,514	187
	2006	914,126	21,137	1,134	29,874	115,992	7,373	35,667	221
	2005	542,038	12,123	1,327	28,851	110,709	5,859	9,180	257
	2004	209,089	2,771	229	13,838	65,738	2,573	—	—

98	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
Franklin Small Cap Value Securities Fund Class 2	2012	2,118,432	23,917	—	44,646	50,813	2,935	46,093	3,288
	2011	2,319,438	28,118	—	49,853	62,391	3,105	70,567	3,597
	2010	2,422,835	30,144	—	57,299	77,578	3,107	71,145	3,408
	2009	2,642,219	31,497	—	62,824	80,480	3,007	75,859	4,116
	2008	2,193,609	34,734	—	64,736	84,099	2,880	84,808	4,682
	2007	1,239,653	30,998	—	49,912	92,198	2,883	55,031	3,678
	2006	581,871	22,669	—	13,761	97,672	2,835	17,376	—
	2005	270,878	11,149	—	13,314	87,034	2,838	4,048	—
	2004	91,134	2,358	—	8,631	45,422	—	—	—
MFS Research Bond Series Service Class	2012	163,448	1,724	3,705	42,424	26,556	—	451	2,524
	2011	170,604	1,837	3,711	63,857	33,350	—	451	2,868
	2010	167,216	2,009	3,874	70,243	30,817	—	3,987	3,194
	2009	164,923	2,105	3,897	72,930	35,016	464	9,334	3,379
	2008	167,760	4,030	3,747	75,251	40,770	2,178	10,689	3,564
	2007	185,162	3,889	4,898	91,657	43,192	2,267	12,794	4,557
	2006	185,842	7,248	2,976	65,028	33,053	2,259	9,945	4,293
	2005	177,308	6,304	3,000	48,722	26,808	359	139	3,499
	2004	52,457	5,288	—	27,135	10,076	340	—	—
MFS Core Equity Series Service Class	2012	20,343	—	—	1,298	—	—	98	—
	2011	19,801	—	—	1,392	—	—	98	—
	2010	17,696	169	—	1,592	—	—	98	—
	2009	22,123	171	—	1,749	—	—	—	—
	2008	18,081	173	—	1,744	—	—	—	—
	2007	16,675	175	—	905	—	—	—	—
	2006	13,819	94	—	1,031	—	—	—	—
	2005	12,250	8	—	1,074	307	—	—	—
	2004	3,878	—	—	1,705	309	—	—	—
MFS Growth Series Service Class	2012	90,340	—	—	669	4,228	—	1,636	—
	2011	89,470	—	—	658	6,201	—	1,964	—
	2010	105,252	—	—	2,488	6,034	—	2,332	—
	2009	103,983	281	—	2,561	5,801	—	2,264	—
	2008	91,886	281	—	2,819	5,463	—	1,896	—
	2007	80,333	282	—	7,091	6,085	—	1,119	—
	2006	70,127	282	—	3,975	5,829	—	179	—
	2005	38,836	245	—	2,888	5,275	—	84	—
	2004	11,726	—	—	1,024	2,463	—	—	—
MFS Investors Trust Series Service Class	2012	54,442	1,779	—	6,994	—	—	626	484
	2011	56,085	1,766	—	7,470	—	—	294	526
	2010	60,399	1,721	—	7,491	538	—	357	508
	2009	69,706	1,730	—	7,613	1,390	—	238	513
	2008	70,286	1,980	—	7,541	1,605	—	239	525
	2007	79,906	2,027	—	6,143	1,500	—	323	432
	2006	55,053	1,964	—	4,426	1,402	—	325	455
	2005	37,127	1,149	—	2,658	1,605	—	239	471
	2004	15,808	—	—	505	355	—	—	—
MFS New Discovery Series Service Class	2012	76,956	908	—	392	5,239	453	38,119	—
	2011	76,232	888	—	809	7,015	448	39,497	—
	2010	91,900	863	—	10,513	6,160	434	41,902	—
	2009	96,693	372	—	4,814	6,785	513	44,331	—
	2008	90,005	548	—	6,109	6,805	617	35,875	—
	2007	99,174	687	—	4,785	8,879	439	23,224	—
	2006	88,834	454	—	5,300	8,973	486	7,165	—
	2005	56,902	375	—	6,192	8,101	2,854	11,317	—
	2004	36,867	42	—	5,940	5,457	2,893	—	—

APPENDIX	PROSPECTUS	99

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
MFS Strategic Income Series Service Class	2012	92,144	1,746	—	3,470	811	223	1,392	—
	2011	93,384	1,375	—	8,676	3,018	243	2,014	—
	2010	94,845	535	—	8,588	8,523	1,263	2,762	—
	2009	91,123	95	—	8,367	13,438	6,347	2,831	—
	2008	86,549	121	—	4,258	14,625	6,550	2,943	—
	2007	94,884	76	—	4,154	14,926	5,480	2,517	—
	2006	70,746	76	—	4,833	17,197	5,735	3,806	—
	2005	43,657	34	—	5,651	15,785	5,970	2,454	—
	2004	8,678	—	—	5,837	7,549	231	—	—
MFS Total Return Series Service Class	2012	1,105,768	30,050	2,723	40,973	82,213	4,309	40,048	3,954
	2011	1,257,147	38,086	4,414	58,978	89,870	13,827	56,654	4,323
	2010	1,453,384	50,384	10,165	62,135	114,865	13,831	65,197	4,242
	2009	1,640,916	53,719	10,809	67,295	121,041	13,682	67,565	4,541
	2008	1,770,360	65,026	11,745	76,228	133,543	16,133	92,281	4,920
	2007	1,880,704	72,006	9,681	65,557	166,193	16,493	95,884	3,791
	2006	1,735,537	69,726	9,904	52,674	153,913	16,124	83,033	—
	2005	1,535,860	47,823	11,248	60,388	138,717	15,008	46,773	—
	2004	501,500	28,435	5,967	42,328	67,322	2,666	—	—

100	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

Variable accumulation unit value for an accumulation unit value outstanding throughout the period:

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
RS Large Cap Alpha VIP Series	2012	$13.97	$13.73	$13.42	$13.67	$13.36	$—	$13.83	$13.57
	2011	12.17	11.98	11.74	11.93	11.70	11.46	12.08	11.88
	2010	13.60	13.42	13.18	13.37	13.14	12.91	13.55	13.36
	2009	11.79	11.65	11.48	11.62	11.45	11.28	11.78	11.64
	2008	9.57	9.47	9.36	9.45	9.33	9.22	9.58	9.50
	2007	13.79	13.69	13.55	13.66	13.52	13.39	13.86	13.77
	2006	12.15	12.08	11.99	12.06	11.97	11.89	12.25	12.20
	2005	10.51	10.47	10.42	10.46	10.41	10.36	10.63	10.61
	2004	10.23	10.21	10.19	10.21	10.18	10.16	—	—
RS S&P 500 Index VIP Series	2012	12.92	12.69	12.41	12.63	12.35	—	12.16	11.93
	2011	11.33	11.15	10.93	11.11	10.89	—	10.70	10.52
	2010	11.28	11.12	10.93	11.08	10.89	—	10.68	10.53
	2009	9.97	9.85	9.71	9.82	9.68	—	9.47	9.36
	2008	8.01	7.93	7.84	7.91	7.82	7.72	7.64	7.57
	2007	12.94	12.84	12.71	12.81	12.69	12.56	12.37	12.29
	2006	12.48	12.41	12.31	12.39	12.30	12.21	11.97	11.91
	2005	10.97	10.92	10.87	10.91	10.86	10.81	10.55	10.53
	2004	10.65	10.63	10.60	10.62	10.59	10.57	—	—
RS Asset Allocation VIP Series	2012	—	—	—	—	—	—	—	—
	2011	—	—	—	—	—	—	—	—
	2010	—	—	—	—	—	—	—	—
	2009	—	—	—	—	—	—	—	—
	2008	7.82	7.74	—	7.72	7.63	7.53	7.44	—
	2007	12.65	12.55	—	12.52	12.40	12.28	12.08	—
	2006	12.20	12.12	—	12.11	12.02	11.93	11.68	—
	2005	10.92	10.87	—	10.86	10.81	10.76	10.49	—
	2004	10.61	10.59	—	10.59	10.56	10.54	—	—
RS High Yield VIP Series	2012	15.93	15.64	15.30	15.57	15.23	—	14.94	—
	2011	14.11	13.88	13.61	13.83	13.56	—	13.27	—
	2010	13.74	13.55	13.32	13.50	13.27	—	12.96	—
	2009	12.26	12.11	11.93	12.08	11.90	—	11.60	—
	2008	9.01	8.92	8.81	8.90	8.79	—	8.55	—
	2007	11.55	11.45	11.34	11.43	11.32	—	10.99	—
	2006	11.58	11.51	11.43	11.49	11.41	—	11.06	—
	2005	10.76	10.72	10.67	10.71	10.66	10.61	10.31	—
	2004	10.57	10.55	10.53	10.55	10.52	10.50	—	—
RS Low Duration Bond VIP Series	2012	11.87	11.66	11.40	11.61	11.35	11.10	11.79	11.56
	2011	11.68	11.49	11.27	11.45	11.22	11.00	11.63	11.43
	2010	11.63	11.47	11.27	11.43	11.23	11.04	11.61	11.45
	2009	11.28	11.15	10.99	11.12	10.95	10.79	11.30	11.17
	2008	10.76	10.66	10.53	10.63	10.50	10.37	10.81	10.71
	2007	10.55	10.46	10.36	10.44	10.34	10.24	10.63	10.55
	2006	10.15	10.09	10.01	10.07	10.00	9.92	10.25	10.21
	2005	9.89	9.85	9.81	9.84	9.80	9.75	10.03	10.01
	2004	9.91	9.89	9.87	9.89	9.87	9.84	—	—
RS Large Cap Value VIP Series	2012	—	—	—	—	—	—	—	—
	2011	—	—	—	—	—	—	—	—
	2010	—	—	—	—	—	—	—	—
	2009	—	—	—	—	—	—	—	—
	2008	8.12	8.04	—	8.02	7.92	7.82	7.30	—
	2007	13.79	13.68	—	13.65	13.52	13.39	12.44	—
	2006	13.94	13.86	—	13.84	13.74	13.64	12.62	—
	2005	11.96	11.91	—	11.90	11.84	11.79	10.86	—
	2004	11.07	—	—	11.04	11.02	10.99	—	—

APPENDIX	PROSPECTUS	101

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
RS Partners VIP Series	2012	$—	$—	$—	$—	$—	$—	$—	$—
	2011	12.26	12.06	11.82	12.01	11.78	11.55	11.10	10.91
	2010	13.48	13.29	13.06	13.25	13.02	12.79	12.24	12.07
	2009	10.80	10.67	10.51	10.64	10.48	10.33	9.84	9.72
	2008	7.85	7.77	7.67	7.75	7.65	7.56	7.17	7.10
	2007	12.06	11.97	11.85	11.94	11.83	11.71	11.05	10.98
	2006	12.49	12.42	12.33	12.40	12.31	12.22	11.48	11.43
	2005	11.59	11.55	11.49	11.54	11.48	11.42	10.69	10.67
	2004	11.29	11.27	11.24	11.26	11.23	11.21	—	—
RS Small Cap Growth Equity VIP Series	2012	15.08	14.81	—	14.74	14.42	14.10	14.88	14.59
	2011	13.25	13.04	—	12.99	12.73	12.48	13.11	12.89
	2010	13.76	13.57	—	13.52	13.29	13.06	13.66	13.46
	2009	10.94	10.81	—	10.78	10.62	10.46	10.90	10.77
	2008	8.10	8.02	—	8.00	7.90	7.80	8.09	8.01
	2007	12.67	12.57	—	12.55	12.43	12.30	12.70	12.61
	2006	12.23	12.16	—	12.14	12.05	11.97	12.29	12.24
	2005	10.59	10.55	—	10.54	10.49	10.44	10.68	10.66
	2004	10.73	10.71	—	10.71	10.68	10.66	—	—
RS International Growth VIP Series	2012	15.22	14.95	14.62	14.88	14.55	—	13.38	13.12
	2011	13.05	12.84	12.59	12.79	12.54	—	11.50	11.31
	2010	14.99	14.78	14.52	14.73	14.47	14.22	13.25	13.06
	2009	13.32	13.16	12.96	13.12	12.93	12.74	11.81	11.67
	2008	9.72	9.63	9.51	9.60	9.48	9.37	8.65	8.57
	2007	17.40	17.26	17.09	17.22	17.06	16.89	15.52	15.42
	2006	15.35	15.26	15.14	15.23	15.12	15.01	13.73	13.67
	2005	12.62	12.57	12.51	12.55	12.49	12.43	11.32	11.30
	2004	11.03	11.01	10.99	11.01	10.98	10.96	—	—
RS Emerging Markets VIP Series	2012	25.77	25.32	24.76	25.20	24.65	24.10	21.37	20.96
	2011	23.03	22.66	22.22	22.57	22.13	21.69	19.15	18.83
	2010	29.57	29.16	28.66	29.06	28.56	28.06	24.66	24.31
	2009	25.18	24.89	24.52	24.81	24.44	24.08	21.07	20.82
	2008	13.01	12.88	12.73	12.85	12.69	12.54	10.92	10.82
	2007	30.46	30.22	29.92	30.16	29.86	29.57	25.63	25.46
	2006	21.26	21.13	20.98	21.10	20.95	20.79	17.94	17.86
	2005	15.84	15.78	15.70	15.76	15.68	15.61	13.41	13.38
	2004	11.44	11.42	11.39	11.41	11.38	11.36	—	—
RS Investment Quality Bond VIP Series	2012	14.02	13.77	13.47	13.71	13.41	13.11	13.57	13.31
	2011	13.38	13.17	12.91	13.12	12.86	12.60	12.99	12.77
	2010	12.68	12.50	12.29	12.46	12.25	12.03	12.34	12.17
	2009	11.94	11.80	11.63	11.77	11.59	11.42	11.66	11.53
	2008	10.90	10.79	10.66	10.76	10.63	10.50	10.68	10.58
	2007	11.01	10.92	10.81	10.90	10.79	10.69	10.81	10.74
	2006	10.52	10.45	10.38	10.44	10.36	10.29	10.36	10.32
	2005	10.24	10.20	10.15	10.19	10.14	10.09	10.12	10.10
	2004	10.15	10.13	10.11	10.13	10.11	10.08	—	—
RS MidCap Growth VIP Series	2012	—	—	—	—	—	—	—	—
	2011	—	—	—	—	—	—	—	—
	2010	—	—	—	—	—	—	—	—
	2009	—	—	—	—	—	—	—	—
	2008	4.75	—	—	4.73	—	—	4.73	—
	2007	9.80	—	—	9.79	—	—	—	—
RS Global Natural Resources VIP Series	2012	—	—	—	—	—	—	—	—
	2011	9.89	9.80	—	9.78	9.67	—	9.76	—
	2010	10.84	10.77	10.68	10.75	10.66	—	10.73	—
	2009	8.68	8.64	8.58	8.62	8.57	—	8.61	—
	2008	5.85	5.83	5.81	5.83	5.81	—	5.82	—
	2007	10.68	—	—	—	10.66	—	10.67	—

102	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
RS Value VIP Series	2012	$—	$—	$—	$—	$—	$—	$—	$—
	2011	7.93	—	—	7.84	7.75	—	7.82	—
	2010	9.03	—	—	8.95	8.88	—	8.94	—
	2009	7.28	—	—	7.23	7.19	—	7.22	—
	2008	5.53	—	—	5.51	5.49	—	5.51	—
	2007	9.43	—	—	9.42	9.41	—	9.42	—
RS Equity Dividend VIP Series	2012	—	—	—	—	—	—	—	—
	2011	—	—	—	—	—	—	—	—
	2010	—	—	—	—	—	—	—	—
	2009	—	—	—	—	—	—	—	—
	2008	5.45	5.44	—	—	—	—	5.43	—
	2007	9.34	—	—	—	—	—	—	—
RS Technology VIP Series	2012	—	—	—	—	—	—	—	—
	2011	—	—	—	—	—	—	—	—
	2010	—	—	—	—	—	—	—	—
	2009	—	—	—	—	—	—	—	—
	2008	4.96	—	—	—	—	—	4.93	—
	2007	10.33	—	—	—	—	—	10.31	—
RS Money Market VIP Series	2012	10.16	9.98	9.76	9.93	9.71	9.50	9.97	—
	2011	10.31	10.14	9.94	10.10	9.90	9.71	10.14	—
	2010	10.46	10.31	10.13	10.28	10.10	9.92	10.32	—
	2009	10.61	10.48	10.33	10.45	10.30	10.14	10.50	—
	2008	10.76	10.65	10.52	10.63	10.49	10.36	10.68	—
	2007	10.70	10.61	10.51	10.59	10.49	—	10.66	—
	2006	10.37	10.31	10.23	10.29	10.21	—	10.36	—
	2005	10.06	10.02	9.97	10.01	9.97	—	10.08	—
	2004	9.94	9.92	9.90	9.92	9.90	—	—	—
Gabelli Capital Asset Fund	2012	16.03	15.75	15.40	15.67	15.33	14.99	14.84	14.56
	2011	13.86	13.64	13.38	13.59	13.32	13.06	12.88	12.66
	2010	14.10	13.91	13.67	13.86	13.62	13.39	13.14	12.95
	2009	11.02	10.89	10.73	10.85	10.69	10.54	10.30	10.17
	2008	8.30	8.22	8.12	8.20	8.10	8.00	7.78	7.71
	2007	14.14	14.03	13.89	14.00	13.86	13.73	13.29	13.20
	2006	13.15	13.07	12.97	13.05	12.95	12.86	12.39	12.34
	2005	10.94	10.90	10.84	10.89	10.83	10.78	10.35	10.33
	2004	10.88	10.86	10.83	10.85	10.83	10.80	—	—
Value Line Centurion Fund	2012	11.21	11.01	—	—	10.72	10.48	10.57	—
	2011	9.87	9.71	—	9.68	9.48	9.30	9.33	—
	2010	9.52	9.39	—	9.36	9.19	9.04	9.03	—
	2009	7.68	7.59	—	7.57	7.46	7.35	7.31	—
	2008	7.02	6.95	—	6.93	6.85	6.76	6.69	—
	2007	14.04	13.93	—	13.90	13.76	13.63	13.43	—
	2006	11.80	11.73	—	11.71	11.63	11.54	11.32	—
	2005	11.53	11.48	—	11.47	11.42	11.36	11.10	—
	2004	10.72	—	—	10.70	10.67	10.64	—	—
Value Line Strategic Asset Management Trust	2012	15.41	15.14	14.80	15.07	14.73	14.41	13.93	13.66
	2011	13.55	13.33	13.07	13.28	13.02	12.76	12.28	12.08
	2010	13.26	13.07	12.85	13.03	12.80	12.58	12.06	11.88
	2009	11.68	11.54	11.37	11.50	11.33	11.17	10.65	10.53
	2008	9.78	9.68	9.56	9.66	9.54	9.42	8.95	8.86
	2007	14.05	13.94	13.81	13.92	13.78	13.64	12.90	12.81
	2006	12.37	12.30	12.21	12.28	12.19	12.10	11.39	11.34
	2005	11.75	11.70	11.64	11.69	11.63	11.58	10.84	10.82
	2004	10.93	10.91	10.88	10.90	10.88	10.85	—	—

APPENDIX	PROSPECTUS	103

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
Invesco Van Kampen V.I. American Franchise Fund Series II ( formerly Invesco V.I. Capital Appreciation Fund Series II)	2012	$9.51	$9.34	$—	$9.30	$9.09	$8.89	$9.44	$—
	2011	8.59	8.46	—	8.43	8.26	8.10	8.56	—
	2010	9.49	9.36	—	9.33	9.17	9.01	9.48	—
	2009	8.36	8.26	—	8.24	8.11	7.99	8.37	—
	2008	7.03	6.96	—	6.94	6.85	6.77	7.06	—
	2007	12.43	12.33	—	12.31	12.19	12.07	12.53	—
	2006	11.29	11.22	—	11.20	11.12	11.04	11.41	—
	2005	—	—	—	—	—	—	—	—
	2004	—	—	—	—	—	—	—	—
Invesco Van Kampen V.I. Value Opportunities Fund Series II ( formerly Invesco V.I. Basic Value Fund Series II)	2012	9.86	9.68	—	9.64	9.43	—	9.22	—
	2011	8.50	8.37	—	8.34	8.17	—	7.97	—
	2010	8.93	8.81	—	8.78	8.63	—	8.40	—
	2009	8.48	8.37	—	8.35	8.23	—	7.99	—
	2008	5.82	5.76	—	5.75	5.68	—	5.51	—
	2007	12.28	12.18	—	12.16	12.04	—	11.65	—
	2006	12.29	12.22	—	12.20	12.11	—	11.70	—
	2005	11.05	—	—	10.99	10.94	—	10.54	—
	2004	10.63	—	—	—	10.58	—	—	—
Invesco V.I. Government Securities Fund Series II	2012	12.80	12.58	12.30	12.52	12.24	11.97	12.56	12.32
	2011	12.71	12.51	12.26	12.46	12.21	11.97	12.50	12.29
	2010	11.98	11.82	11.61	11.78	11.57	11.37	11.82	—
	2009	11.57	11.43	11.26	11.40	11.23	11.06	11.45	—
	2008	11.77	11.65	11.51	11.63	11.48	11.34	11.68	—
	2007	10.67	10.58	10.48	10.56	10.46	10.35	10.62	—
	2006	10.20	10.14	10.07	10.13	10.05	9.98	10.19	—
	2005	10.02	9.98	9.93	9.97	9.92	9.88	10.04	—
	2004	10.03	10.01	9.99	10.00	9.98	9.96	—	—
Invesco V.I. Mid Cap Core Equity Fund Series II	2012	13.77	13.53	—	13.47	13.17	—	12.35	—
	2011	12.63	12.44	—	12.39	12.14	—	11.36	—
	2010	13.71	13.52	—	13.48	13.24	—	12.37	—
	2009	12.23	12.08	—	12.05	11.87	—	11.06	—
	2008	9.56	9.46	—	9.44	9.32	—	8.67	—
	2007	13.60	13.49	—	13.46	13.33	—	12.37	—
	2006	12.62	12.55	—	12.53	12.44	—	11.52	—
	2005	11.54	11.50	—	11.49	11.43	—	10.57	—
	2004	10.92	10.90	—	10.89	10.87	—	—	—
Invesco V.I. Core Equity Fund Series II	2012	13.10	12.86	—	12.81	12.52	—	12.73	—
	2011	11.70	11.51	11.29	11.47	11.24	—	11.40	—
	2010	11.90	11.74	11.54	11.70	11.50	—	11.64	—
	2009	11.06	10.93	10.76	10.89	10.73	—	10.84	—
	2008	8.77	8.68	8.57	8.66	8.55	—	8.62	—
	2007	12.77	12.67	12.54	12.64	12.52	—	12.59	—
	2006	12.01	11.94	11.85	11.92	11.83	—	—	—
	2005	10.60	—	10.51	10.55	10.50	—	—	—
	2004	10.21	—	10.16	10.18	10.16	—	—	—
Invesco Van Kampen V.I. Government Fund Series II	2012	—	—	—	—	—	—	—	—
	2011	—	—	—	—	—	—	—	—
	2010	11.40	11.25	11.05	11.21	11.01	10.82	11.03	10.87
	2009	11.03	10.90	10.74	10.87	10.71	10.55	10.70	10.58
	2008	11.10	10.99	10.85	10.96	10.83	10.69	10.80	10.70
	2007	11.10	11.01	10.90	10.99	10.88	10.77	10.83	10.75
	2006	10.52	10.46	10.38	10.44	10.37	10.29	10.30	10.25
	2005	10.35	10.31	10.26	10.30	10.25	10.20	10.16	10.15
	2004	10.17	—	10.13	10.15	10.12	10.10	—	—

104	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
Invesco Van Kampen V.I. Growth and Income Fund Series II	2012	$13.48	$13.24	$12.95	$13.18	$12.89	$12.60	$11.96	$11.74
	2011	11.96	11.77	11.54	11.73	11.50	11.27	10.65	10.47
	2010	12.42	12.25	12.04	12.20	11.99	11.79	11.09	10.93
	2009	11.23	11.10	10.94	11.07	10.90	10.74	10.06	9.94
	2008	9.18	9.09	8.98	9.07	8.96	8.85	8.25	8.17
	2007	13.75	13.64	13.50	13.61	13.48	13.35	12.39	12.30
	2006	13.61	13.53	13.43	13.51	13.41	13.31	12.30	12.24
	2005	11.90	11.86	11.80	11.85	11.79	11.73	10.79	10.77
	2004	11.01	10.99	10.96	10.98	10.96	10.93	—	—
Alger Capital Appreciation Portfolio Class S	2012	18.27	17.99	—	17.92	17.57	—	17.85	—
	2011	15.72	15.51	—	15.46	15.20	—	15.41	—
	2010	16.05	15.87	—	15.83	15.60	—	15.78	—
	2009	14.34	14.20	—	14.17	14.00	—	14.14	—
	2008	9.65	9.58	—	9.56	9.48	—	9.55	—
	2007	17.90	17.80	—	17.78	17.66	—	17.75	—
	2006	13.64	13.59	—	13.58	13.52	—	13.57	—
	2005	11.63	11.61	—	11.61	—	—	11.61	—
	2004	—	—	—	—	—	—	—	—
AllianceBernstein VPS Growth & Income Portfolio Class B	2012	12.29	12.07	11.81	12.02	11.75	11.49	11.28	11.06
	2011	10.64	10.47	10.26	10.43	10.22	10.02	9.79	9.63
	2010	10.18	10.04	9.86	10.00	9.83	9.66	9.39	9.26
	2009	9.16	9.05	8.91	9.02	8.89	8.76	8.48	8.38
	2008	7.72	7.64	7.55	7.62	7.53	7.44	7.17	7.10
	2007	13.21	13.10	12.98	13.08	12.95	12.82	12.30	12.22
	2006	12.78	12.71	12.61	12.69	12.59	12.50	11.94	11.89
	2005	11.09	11.04	10.99	11.03	10.98	10.93	10.39	10.37
	2004	10.76	10.73	10.71	10.73	10.70	10.68	—	—
AllianceBernstein VPS Large Cap Growth Portfolio Class B	2012	12.16	11.94	—	11.89	11.62	—	12.39	—
	2011	10.57	10.40	—	10.36	10.16	—	10.81	—
	2010	11.14	10.99	—	10.95	10.76	—	11.43	—
	2009	10.30	10.17	—	10.14	9.99	—	10.59	—
	2008	7.62	7.55	—	7.53	7.43	—	7.86	—
	2007	12.85	12.75	—	12.72	12.60	—	13.29	—
	2006	11.48	11.41	—	11.39	11.31	—	11.91	—
	2005	11.72	11.67	—	11.66	11.61	—	12.20	—
	2004	10.36	—	—	10.33	10.31	—	—	—
AllianceBernstein VPS Global Thematic Growth Portfolio Class B	2012	9.37	9.21	—	9.17	8.96	—	10.76	—
	2011	8.40	8.27	—	8.23	8.07	—	9.67	—
	2010	11.13	10.98	—	10.94	10.75	—	12.85	—
	2009	9.52	9.41	—	9.38	9.24	—	11.03	—
	2008	6.31	6.25	—	6.23	6.16	—	7.33	—
	2007	12.19	12.09	—	12.07	11.95	—	14.20	—
	2006	10.32	10.25	—	10.24	10.16	—	12.06	—
	2005	9.66	—	—	9.61	9.56	—	11.32	—
	2004	9.45	—	—	9.43	9.41	—	—	—
AllianceBernstein VPS Real Estate Investment Portfolio Class B	2012	20.98	20.60	20.15	20.51	20.06	19.61	16.70	16.38
	2011	17.62	17.34	17.00	17.27	16.93	16.60	14.07	13.84
	2010	16.44	16.21	15.93	16.15	15.88	15.60	13.17	12.98
	2009	13.23	13.08	12.88	13.04	12.84	12.65	10.63	10.51
	2008	10.39	10.29	10.16	10.26	10.14	10.01	8.37	8.30
	2007	16.43	16.30	16.14	16.27	16.11	15.95	13.28	13.19
	2006	19.56	19.44	19.30	19.41	19.27	19.13	15.86	15.79
	2005	14.71	14.66	14.58	14.64	14.57	14.50	11.97	11.94
	2004	13.40	13.38	—	13.37	13.34	13.31	—	—

APPENDIX	PROSPECTUS	105

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
AllianceBernstein VPS Value Portfolio Class B	2012	$10.41	$10.22	$—	$10.18	$9.95	$9.73	$9.50	$—
	2011	9.14	9.00	—	8.96	8.79	8.61	8.37	—
	2010	9.64	9.51	—	9.47	9.31	9.15	8.86	—
	2009	8.78	8.68	—	8.65	8.52	8.40	8.09	—
	2008	7.36	7.29	—	7.27	7.18	7.09	6.80	—
	2007	12.66	12.56	—	12.54	12.41	12.29	11.74	—
	2006	13.41	13.33	—	13.31	13.21	13.11	12.46	—
	2005	11.24	11.20	—	11.19	11.13	11.08	10.48	—
	2004	10.81	10.79	—	10.79	10.76	10.74	—	—
Davis Financial Portofolio	2012	10.26	10.10	—	10.07	9.87	—	10.03	9.83
	2011	8.76	8.65	—	8.62	8.47	—	8.59	8.44
	2010	9.66	9.55	—	9.52	9.39	—	9.50	9.36
	2009	8.82	8.74	—	8.72	8.62	—	8.70	8.60
	2008	6.34	6.30	—	6.28	6.22	—	6.27	6.21
	2007	12.00	11.93	—	11.92	11.84	—	11.90	11.82
	2006	12.96	12.91	—	12.90	12.85	—	12.89	12.84
	2005	11.10	11.08	—	—	—	—	—	11.05
	2004	—	—	—	—	—	—	—	—
Davis Real Estate Portfolio	2012	13.16	12.96	12.71	12.91	12.66	—	12.86	12.61
	2011	11.40	11.25	11.06	11.21	11.02	—	11.17	10.99
	2010	10.62	10.50	10.35	10.47	10.32	—	10.44	10.29
	2009	9.01	8.92	8.82	8.90	8.80	—	8.88	8.77
	2008	6.94	6.89	6.82	6.87	6.81	—	6.86	6.80
	2007	13.26	13.19	13.10	13.17	13.08	—	13.15	13.06
	2006	15.92	15.87	—	15.85	15.79	—	15.84	15.77
	2005	12.02	12.01	—	12.00	11.98	—	12.00	11.98
	2004	—	—	—	—	—	—	—	—
Davis Value Portfolio	2012	11.24	11.07	10.86	11.03	10.81	10.61	10.98	10.77
	2011	10.09	9.95	9.79	9.92	9.75	9.59	9.89	9.72
	2010	10.68	10.56	10.41	10.53	10.38	10.23	10.50	10.35
	2009	9.61	9.52	9.41	9.50	9.39	9.28	9.48	9.37
	2008	7.44	7.38	7.31	7.37	7.30	7.23	7.35	7.29
	2007	12.65	12.58	12.49	12.56	12.47	12.39	12.54	12.46
	2006	12.26	12.22	—	12.21	12.16	12.11	12.20	12.15
	2005	10.82	10.80	—	10.80	10.78	—	10.80	10.78
	2004	—	—	—	—	—	—	—	—
Fidelity VIP Balanced Portfolio Service Class 2	2012	13.78	13.53	13.23	13.47	13.17	—	13.45	13.19
	2011	12.18	11.98	11.75	11.94	11.70	—	11.92	11.72
	2010	12.85	12.67	12.45	12.63	12.41	—	12.62	12.44
	2009	11.07	10.94	10.78	10.91	10.75	—	10.91	10.78
	2008	8.12	8.04	7.94	8.02	7.92	—	8.02	7.95
	2007	12.51	12.42	12.29	12.39	12.27	—	12.40	12.32
	2006	11.68	11.61	11.53	11.59	11.51	—	11.61	11.56
	2005	10.63	10.59	10.54	10.58	10.53	10.48	10.60	10.58
	2004	10.22	10.20	—	10.20	10.17	10.15	—	—
Fidelity VIP Contrafund Portfolio Service Class 2	2012	15.51	15.23	14.89	15.16	14.83	14.50	13.59	13.33
	2011	13.55	13.33	13.07	13.28	13.02	12.76	11.91	11.71
	2010	14.14	13.95	13.71	13.90	13.66	13.42	12.47	12.29
	2009	12.27	12.13	11.95	12.09	11.91	11.74	10.86	10.73
	2008	9.19	9.10	8.99	9.08	8.97	8.86	8.16	8.08
	2007	16.28	16.15	15.99	16.12	15.96	15.80	14.48	14.39
	2006	14.08	14.00	13.89	13.98	13.87	13.77	12.57	12.51
	2005	12.82	12.77	12.71	12.76	12.70	12.64	11.48	11.46
	2004	11.15	11.13	11.11	11.13	11.10	11.07	—	—

106	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
Fidelity VIP Equity-Income Portfolio Service Class 2	2012	$12.34	$12.12	$—	$12.07	$11.80	$11.54	$11.47	$—
	2011	10.70	10.53	—	10.49	10.28	10.08	9.97	—
	2010	10.79	10.64	10.45	10.60	10.42	10.24	10.08	—
	2009	9.53	9.41	9.27	9.38	9.25	9.11	8.93	—
	2008	7.44	7.37	7.28	7.35	7.26	7.17	7.00	—
	2007	13.20	13.10	12.97	13.07	12.95	12.82	12.45	—
	2006	13.23	13.15	13.06	13.13	13.04	12.94	12.51	—
	2005	11.19	11.15	11.10	11.14	11.09	11.03	10.62	—
	2004	10.76	10.74	10.71	10.73	10.71	10.68	—	—
Fidelity VIP Growth Portfolio Service Class 2	2012	11.57	11.37	—	11.32	11.07	—	12.42	12.18
	2011	10.27	10.10	—	10.06	9.86	—	11.05	10.86
	2010	10.42	10.28	—	10.24	10.06	9.89	11.25	11.09
	2009	8.54	8.43	—	8.41	8.29	8.16	9.24	9.13
	2008	6.77	6.70	—	6.69	6.60	6.52	7.35	7.28
	2007	13.04	12.93	—	12.91	12.78	12.65	14.20	—
	2006	10.44	10.38	—	10.37	10.29	10.21	11.41	—
	2005	9.94	9.90	—	9.89	9.85	9.80	10.89	—
	2004	9.56	—	—	9.54	9.52	9.50	—	—
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	2012	13.53	13.29	—	13.23	12.94	—	13.13	12.88
	2011	13.00	12.80	12.55	12.75	12.50	—	12.66	12.45
	2010	12.33	12.16	11.95	12.11	11.91	11.70	12.04	11.86
	2009	11.63	11.49	11.32	11.46	11.29	11.12	11.39	11.26
	2008	10.22	10.12	9.99	10.09	9.97	9.85	10.04	9.95
	2007	10.74	10.66	10.55	10.64	10.53	10.43	10.58	10.51
	2006	10.47	10.41	10.34	10.40	10.32	10.24	10.35	10.30
	2005	10.21	10.17	10.12	10.16	10.11	10.06	10.11	10.10
	2004	10.16	—	10.12	10.14	10.11	10.09	—	—
Fidelity VIP Mid Cap Portfolio Service Class 2	2012	17.97	17.65	17.26	17.57	17.18	16.80	14.69	14.41
	2011	15.92	15.67	15.36	15.60	15.30	14.99	13.05	12.83
	2010	18.12	17.87	17.56	17.80	17.50	17.20	14.90	14.69
	2009	14.30	14.13	13.92	14.09	13.88	13.67	11.79	11.65
	2008	10.38	10.28	10.15	10.25	10.13	10.00	8.59	8.51
	2007	17.44	17.31	17.14	17.27	17.10	16.93	14.47	14.38
	2006	15.35	15.26	15.14	15.23	15.12	15.01	12.77	12.72
	2005	13.85	13.80	13.73	13.79	13.72	13.65	11.56	11.54
	2004	11.91	11.89	11.86	11.88	11.86	11.83	—	—
Templeton Growth Securities Fund Class 2	2012	12.26	12.05	11.78	11.99	11.73	—	10.68	—
	2011	10.28	10.12	9.92	10.08	9.88	—	8.98	—
	2010	11.21	11.06	10.87	11.02	10.83	10.64	9.83	—
	2009	10.59	10.47	10.31	10.44	10.28	10.13	9.31	—
	2008	8.20	8.12	8.02	8.10	8.00	7.90	7.23	—
	2007	14.43	14.31	14.17	14.28	14.14	14.00	12.76	—
	2006	14.30	14.22	14.11	14.20	14.09	13.99	12.69	—
	2005	11.91	11.87	11.81	11.86	11.80	11.74	10.60	—
	2004	11.11	11.08	11.06	11.08	11.05	11.03	—	—
Franklin Rising Dividends Securities Fund Class 2	2012	13.93	13.68	13.38	13.62	13.32	13.03	12.99	12.74
	2011	12.63	12.43	12.18	12.38	12.13	11.90	11.81	11.61
	2010	12.09	11.92	11.71	11.88	11.67	11.47	11.34	11.17
	2009	10.17	10.05	9.90	10.02	9.87	9.72	9.56	9.45
	2008	8.79	8.70	8.60	8.68	8.58	8.47	8.29	8.22
	2007	12.24	12.14	12.02	12.12	12.00	11.88	11.58	11.50
	2006	12.76	12.69	12.59	12.67	12.57	12.48	12.11	12.06
	2005	11.06	11.01	10.96	11.00	10.95	10.89	10.52	10.51
	2004	10.85	10.83	10.80	10.82	10.79	10.77	—	—

APPENDIX	PROSPECTUS	107

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
Franklin Small Cap Value Securities Fund Class 2	2012	$16.63	$16.33	$—	$16.26	$15.90	$15.54	$13.86	$13.59
	2011	14.25	14.03	—	13.97	13.69	13.42	11.92	11.72
	2010	15.02	14.82	—	14.77	14.51	14.26	12.60	12.42
	2009	11.89	11.75	—	11.71	11.54	11.37	10.00	9.89
	2008	9.34	9.25	—	9.23	9.11	9.00	7.88	7.81
	2007	14.15	14.04	—	14.01	13.87	13.74	11.98	11.90
	2006	14.71	14.62	—	14.60	14.49	14.39	12.49	—
	2005	12.76	12.71	—	12.70	12.64	12.57	10.86	—
	2004	11.90	11.88	—	11.88	11.85	—	—	—
MFS Research Bond Series Service Class	2012	13.77	13.53	13.23	13.47	13.17	—	13.26	13.01
	2011	13.06	12.85	12.60	12.80	12.55	—	12.61	12.40
	2010	12.44	12.27	12.06	12.23	12.02	11.81	12.05	11.88
	2009	11.78	11.64	11.47	11.60	11.43	11.26	11.44	11.31
	2008	10.31	10.21	10.08	10.18	10.06	9.93	10.05	9.95
	2007	10.75	10.66	10.56	10.64	10.54	10.43	10.50	10.43
	2006	10.49	10.43	10.35	10.41	10.34	10.26	10.29	10.24
	2005	10.26	10.22	10.17	10.21	10.16	10.11	10.09	10.07
	2004	10.28	10.26	—	10.26	10.23	10.21	—	—
MFS Core Equity Series Service Class	2012	12.88	—	—	12.59	—	—	12.41	—
	2011	11.27	—	—	11.05	—	—	10.90	—
	2010	11.59	11.43	—	11.39	—	—	11.23	—
	2009	10.06	9.94	—	9.91	—	—	—	—
	2008	7.72	7.64	—	7.62	—	—	—	—
	2007	12.91	12.81	—	12.78	—	—	—	—
	2006	11.82	11.75	—	11.73	—	—	—	—
	2005	10.56	10.52	—	10.51	10.46	—	—	—
	2004	10.56	—	—	10.54	10.51	—	—	—
MFS Growth Series Service Class	2012	15.27	—	—	14.93	14.60	—	15.04	—
	2011	13.24	—	—	12.98	12.72	—	13.08	—
	2010	13.51	—	—	13.27	13.04	—	13.38	—
	2009	11.92	11.77	—	11.74	11.57	—	11.84	—
	2008	8.80	8.72	—	8.70	8.59	—	8.78	—
	2007	14.31	14.19	—	14.16	14.03	—	14.30	—
	2006	12.01	11.94	—	11.92	11.83	—	12.04	—
	2005	11.32	11.28	—	11.27	11.21	—	11.39	—
	2004	10.55	—	—	10.52	10.50	—	—	—
MFS Investors Trust Series Service Class	2012	13.75	13.51	—	13.44	—	—	12.75	12.51
	2011	11.74	11.56	—	11.51	—	—	10.92	10.74
	2010	12.21	12.04	—	12.00	11.79	—	11.39	11.23
	2009	11.17	11.04	—	11.01	10.85	—	10.45	10.33
	2008	8.96	8.87	—	8.85	8.74	—	8.41	8.33
	2007	13.62	13.51	—	13.49	13.35	—	12.82	12.73
	2006	12.56	12.49	—	12.47	12.38	—	11.86	11.81
	2005	11.31	11.26	—	11.25	11.20	—	10.71	10.69
	2004	10.72	—	—	10.70	10.67	—	—	—
MFS New Discovery Series Service Class	2012	14.92	14.65	—	14.59	14.26	13.95	16.88	—
	2011	12.52	12.32	—	12.27	12.03	11.80	14.21	—
	2010	14.20	14.00	—	13.95	13.71	13.47	16.16	—
	2009	10.60	10.47	—	10.44	10.28	10.13	12.10	—
	2008	6.60	6.53	—	6.52	6.44	6.36	7.56	—
	2007	11.07	10.99	—	10.96	10.86	10.75	12.72	—
	2006	10.99	10.92	—	10.91	10.83	10.75	12.66	—
	2005	9.87	9.83	—	9.82	9.78	9.73	11.41	—
	2004	9.54	9.52	—	9.52	9.49	9.47	—	—

108	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7 Year EDB	7 Year EDB and LB or EB	7 Year EDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
MFS Strategic Income Series Service Class	2012	$14.35	$14.09	$—	$14.03	$13.72	$13.41	$13.60	$—
	2011	13.16	12.95	—	12.90	12.65	12.40	12.51	—
	2010	12.78	12.60	—	12.56	12.34	12.13	12.18	—
	2009	11.81	11.67	—	11.63	11.46	11.29	11.29	—
	2008	9.67	9.58	—	9.55	9.44	9.32	9.28	—
	2007	11.19	11.10	—	11.08	10.97	10.86	10.76	—
	2006	10.98	10.91	—	10.90	10.82	10.74	10.59	—
	2005	10.47	10.43	—	10.42	10.37	10.32	10.13	—
	2004	10.45	—	—	10.43	10.40	10.38	—	—
MFS Total Return Series Service Class	2012	12.84	12.61	12.33	12.55	12.27	12.00	11.81	11.59
	2011	11.74	11.56	11.33	11.51	11.28	11.06	10.84	10.66
	2010	11.73	11.57	11.37	11.53	11.33	11.13	10.86	10.71
	2009	10.86	10.73	10.57	10.70	10.54	10.38	10.08	9.96
	2008	9.36	9.26	9.15	9.24	9.13	9.02	8.72	8.64
	2007	12.22	12.13	12.01	12.10	11.98	11.87	11.42	11.34
	2006	11.93	11.86	11.78	11.85	11.76	11.67	11.18	—
	2005	10.85	10.81	10.75	10.80	10.74	10.69	10.20	—
	2004	10.73	10.71	10.68	10.70	10.68	10.65	—	—

APPENDIX	PROSPECTUS	109

INDIVIDUAL FLEXIBLE PREMIUM

DEFERRED VARIABLE

ANNUITY CONTRACT

Issued Through The Guardian Separate Account R of

The Guardian Insurance & Annuity Company, Inc.

Statement of Additional Information dated April 29, 2013

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for The Guardian Separate Account R (marketed under the name “The Guardian Investor Asset Builder”) dated April 29, 2013.

A free Prospectus is available upon request by writing or calling:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26210

Lehigh Valley, Pennsylvania 18002

1-800-221-3253

Read the Prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.

EB-014515    5/04

B-1

SERVICES TO THE SEPARATE ACCOUNT

The Guardian Insurance & Annuity Company, Inc. (“GIAC”) maintains the books and records of The Guardian Separate Account R (the “Separate Account”). GIAC, a wholly owned subsidiary of The Guardian Life Insurance Company of America, acts as custodian of the assets of the Separate Account. GIAC bears all expenses incurred in the operations of the Separate Account, except the mortality and expense risk charge and the administrative charge (as described in the Prospectus), which are borne by the contract owner.

Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of GIAC, serves as principal underwriter for the Separate Account pursuant to a distribution and service agreement between GIAC and GIS. The contracts are offered continuously and are sold by GIAC insurance agents who are registered representatives of either Park Avenue Securities LLC (“PAS”) or of other broker-dealers which have selling agreements with GIS and GIAC. In the years 2012, 2011 and 2010, GIAC paid commissions through GIS and PAS with respect to the sales of variable annuity contracts in the amount of $106,652,852, $83,040,563 and $58,532,089, respectively.

ANNUITY PAYMENTS

The objective of the contracts is to provide benefit payments (known as annuity payments) which will increase at a rate sufficient to maintain purchasing power at a constant level. For this to occur, the actual net investment return must exceed the assumed investment return by an amount equal to the rate of inflation. Of course, no assurance can be made that this objective will be met. If the assumed interest return were to be increased, benefit payments would start at a higher level but would increase more slowly or decrease more rapidly. Likewise, a lower assumed interest return would provide a lower initial payment with greater increases or lesser decreases in subsequent annuity payments.

Value of an Annuity Unit: The value of an annuity unit is determined independently for each of the Variable Investment Options. For any valuation period, the value of an annuity unit is equal to the value for the immediately preceding valuation period multiplied by the annuity change factor for the current Valuation Period. The annuity unit value for a valuation period is the value determined as of the end of such period. The annuity change factor is equal to the net investment factor for the same valuation period adjusted to neutralize the assumed investment return used in determining the annuity payments. The net investment factor is reduced by (a) the mortality and expense risk charges, (b) administrative expenses and (c) if applicable, any optional benefit rider charge on an annual basis during the life of the contract. The dollar amount of any payment due after the first payment under a Variable Investment Option will be determined by multiplying the number of annuity units by the value of an annuity unit for the valuation period ending ten (10) days prior to the valuation period in which the payment is due.

Determination of the First Annuity Payment: At the time annuity payments begin, the value of the contract owner’s account is determined by multiplying the appropriate variable or fixed accumulation unit value on the valuation period ten (10) days before the date the first variable or fixed annuity payment is due by the corresponding number of variable or fixed accumulation units credited to the contract owner’s account as of the date the first annuity payment is due, less any applicable premium taxes not previously deducted.

The contracts contain tables reflecting the dollar amount of the first monthly payment which can be purchased with each $1,000 of value accumulated under the contract. The amounts depend on the variable or fixed annuity payout option selected, the mortality table used under the contract (the 1983 Individual Mortality Table projected using Scale G) and the nearest age of the Annuitant. The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. Currently, we are using annuity purchase rates we believe to be more favorable to you than those in your contract. We may change these rates from time to time, but the rate will never be less favorable to you than those guaranteed in your contract.

Determination of the Second and Subsequent Variable Annuity Payments: The amount of the second and subsequent variable annuity payments is determined by multiplying the number of annuity units by the appropriate annuity unit value as of the valuation period ten (10) days prior to the day such payment is due. The number of annuity units under a contract is determined by dividing the first variable annuity payment by the value of the appropriate annuity unit on the date of such payment. This number of annuity units remains fixed during the variable annuity payment period, provided no transfers among the Variable Investment Options are made. If a transfer among the Variable Investment Options is made, the number of annuity units will be adjusted accordingly.

B-2

The assumed investment return under the contract is the measuring point for subsequent variable annuity payments. If the actual net investment return (on an annual basis) remains equal to the assumed investment return, the variable annuity payments will remain constant in amount. If the actual net investment return exceeds the assumed investment return selected, the variable annuity payment will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than the assumed investment return selected, variable annuity payments will decrease.

We may provide a contract owner with a personalized report to demonstrate how these calculations would have impacted the income stream had the contract owner annuitized the contract at some time in the past. This report is based on historical information and is not necessarily representative of future performance.

TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Internal Revenue Code of 1986, as amended (“Code”) requires that the investments of each investment division of the separate account underlying the contracts be “adequately diversified” in order for the contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, we believe that the owner of a contract should not be treated as the owner of the separate account assets. We reserve the right to modify the contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying separate account assets.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of a holder of the contract. Specifically, section 72(s) requires that (a) if any holder dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such holder’s death; and (b) if any holder dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such holder’s death. These requirements will be considered satisfied as to any portion of a holder’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the holder’s death. The designated beneficiary refers to a natural person designated by the holder as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased holder, the contract may be continued with the surviving spouse as the new holder.

The right of a spouse to continue the contract, and all contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The federal Defense of Marriage Act (“DOMA”) currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Recently, however, several U.S. Courts of Appeals and U.S. District Courts held DOMA to be unconstitutional, and the Supreme Court is hearing a case on DOMA in 2013. Therefore it is currently uncertain as to whether the spousal continuation provisions of this contract will be available to such partners or same-sex marriage spouses. Consult a tax advisor for more information on this subject.

The non-qualified contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to qualified contracts.

B-3

TAX QUALIFIED DISTRIBUTIONS UNDER THE GUARANTEED LIFETIME

WITHDRAWAL BENEFIT RIDER

For tax qualified distributions under the Guaranteed Lifetime Withdrawal Benefit Rider, the following requirement is applicable.

Your GWA will not be reset and your GWB will not be reduced in excess of the amount of the withdrawal, if withdrawals in a contract year are made solely pursuant to the following tax-qualified distribution program:

Distributions intended to satisfy the required minimum distribution rules under Internal Revenue Code (“Code”) Section 401 (a) (9) and the Treasury Regulations promulgated thereunder, as applicable, to a qualified retirement plan (Code Section 401), a tax-sheltered annuity (Code Section 403 (b)), an individual retirement account (Code Section 408 (a)), or an individual retirement annuity (Code Section 408 (b)), which required minimum distribution is calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401 (a) (9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401 (a) (9)-9, Q&A-3), and for distributions where the owner dies before entire interest is distributed as described in Code Section 401 (a) (9) (B) (iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401 (a) (9)-9, Q&A-1), as appropriate (each table as in effect as of January 1, 2004). Only the proportional share allocable to this contract of any required minimum distribution is a tax qualified distribution; or

Your right to make withdrawals pursuant to the tax-qualified distribution program described above is subject to the following requirements and limitations:

(a)	GIAC has been authorized to calculate and make monthly distributions of the tax qualified distributions for the calendar year.

(b)	Each tax qualified distribution is in the amount that GIAC calculates above, based on information that you provide to GIAC and GIAC’s understanding of the Code. GIAC reserves the right to make changes in its calculations as it determines to comply with the Code and Treasury Regulations; and

(c)	No withdrawals (other than tax qualified distributions) are made form the contract during the contract year.

Each tax qualified distribution will decrease your GWB by the amount withdrawn immediately following the tax qualified distribution. For purposes of this tax qualified distribution section, references to owner also include the beneficiary, as applicable. If both the accumulation value of the contract and the GWB are depleted, tax qualified distributions in excess of the GWA are no longer permitted.

CALCULATION OF YIELD QUOTATIONS FOR THE RS MONEY MARKET VIP SERIES INVESTMENT DIVISION

The yield of the Investment Division of the Separate Account investing in the RS Money Market VIP Series represents the net change, exclusive of gains and losses realized by the Investment Division of the RS Money Market VIP Series and unrealized appreciation and depreciation with respect to the RS Money Market VIP Series’ portfolio of securities, in the value of a hypothetical pre-existing contract that is credited with one accumulation unit at the beginning of the period for which yield is determined (the “base period”). The base period generally will be a seven-day period. The current yield for a base period is calculated by dividing (1) the net change in the value of the contract for the base period (see “Accumulation Period” in the Prospectus) by (2) the value of the contract at the beginning of the base period and multiplying the result by 365/7. Deductions from purchase payments (for example, any applicable premium taxes) and any applicable contingent deferred sales charge assessed at the time of withdrawal or annuitization are not reflected in the computation of current yield of the Investment Division. The determination of net change in contract value reflects all deductions that are charged to a contract owner, in proportion to the length of the base period and the Investment Division’s average contract size. The current annualized yield of the RS Money Market VIP Series Investment Division for the 7-day period ended December 31, 2012 was 0.01%.

B-4

Yield also may be calculated on an effective or compound basis, which assumes continual reinvestment by the Investment Division throughout an entire year of net income earned by the Investment Division at the same rate as net income is earned in the base period. The effective or compound yield for a base period is calculated by (1) dividing (i) the net change in the value of the contract for the base period by (ii) the value of the contract as of the beginning of the base period, (2) adding 1 to the result, (3) raising the sum to a power equal to 365 divided by the number of days in the base period, and (4) subtracting 1 from the result. The effective annualized yield of the RS Money Market VIP Series Investment Division for the 7-day period ended December 31, 2012 was 0.01%.

The current and effective yields of the RS Money Market VIP Series Investment Division will vary depending on prevailing interest rates, the operating expenses and the quality, maturity and type of instruments held in the RS Money Market VIP Series’ portfolio. Consequently, no yield quotation should be considered as representative of what the yield of the Investment Division may be for any specified period in the future. The yield is subject to fluctuation and is not guaranteed.

VALUATION OF ASSETS OF THE SEPARATE ACCOUNT

The value of Fund shares held in each Investment Division at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Fund has been suspended, or payment of redemption value has been postponed for the sole purpose of computing annuity payments, the shares held in the Separate Account (and corresponding annuity units) may be valued at fair value as determined in good faith by GIAC’s Board of Directors.

QUALIFIED PLAN TRANSFERABILITY RESTRICTIONS

Where a contract is owned in conjunction with a retirement plan qualified under the Code, a tax-sheltered annuity program or individual retirement account, and notwithstanding any other provisions of the contract, the contract owner may not change the ownership of the contract nor may the contract be sold, assigned or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than GIAC unless the contract owner is the trustee of an employee trust qualified under the Code, the custodian of a custodial account treated as such, or the employer under a qualified non-trusteed pension plan.

EXPERTS

The statutory basis balance sheets of GIAC as of December 31, 2012 and 2011 and the related statements of operations, of changes in surplus and of cash flows for each of the two years in the period ended December 31, 2012 and the statement of assets and liabilities of Separate Account R as of December 31, 2012 and the related statement of operations for the year then ended and the statement of changes in net assets for the two years in the period ended December 31, 2012, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

B-5

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

	RS Large Cap Alpha VIP Series	RS S&P 500 Index VIP Series

Assets:
Shares owned in underlying fund	8,702,485	4,974,424
Net asset value per share (NAV)	39.00	10.35

Total Assets (Shares x NAV)	$339,396,930	$51,485,286

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	173,326	37,977

Net Assets	$339,223,604	$51,447,309

Net Assets: Total
Contract value in accumulation period	$339,144,704	$51,372,837
Contracts in Payout (annuitization) period	78,900	74,472

Net Assets	$339,223,604	$51,447,309

Total Units Outstanding	22,337,774	3,735,815

Unit Value (Accumulation, Lowest to Highest)	$10.99 to $15.50	$10.69 to $17.67

Cost of Shares in Underlying Fund	$296,870,326	$43,952,868

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

	RS Large Cap Alpha VIP Series	RS S&P 500 Index VIP Series

2012 Investment Income
Income:
Reinvested dividends	$6,702,591	$973,963
Expenses:
Mortality expense risk and administrative charges	4,610,283	690,923

Net investment income/(expense)	2,092,308	283,040

2012 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	4,070,286	480,726
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	4,070,286	480,726
Net change in unrealized appreciation/(depreciation) of investments	35,312,469	5,043,553

Net realized and unrealized gain/(loss) from investments	39,382,755	5,524,279

2012 Net Increase/(Decrease) in Net Assets Resulting from Operations	$41,475,063	$5,807,319

See notes to financial statements.

B-6

Investment Divisions
RS High Yield VIP Series	RS Low Duration Bond VIP Series	RS Partners VIP Series	RS Small Cap Growth Equity VIP Series	RS International Growth VIP Series	RS Emerging Markets VIP Series	RS Investment Quality Bond VIP Series

2,475,506	17,973,622	—	969,706	2,738,985	1,035,800	33,305,323
7.71	10.45	—	14.83	19.88	18.02	12.78

$19,086,151	$187,824,349	$—	$14,380,737	$54,451,027	$18,665,120	$425,642,030

18,432	113,531	—	16,280	32,864	29,907	223,834

$19,067,719	$187,710,818	$—	$14,364,457	$54,418,163	$18,635,213	$425,418,196

$19,060,033	$187,703,026	$—	$14,325,949	$54,372,625	$18,625,715	$425,023,380
7,686	7,792	—	38,508	45,538	9,498	394,816

$19,067,719	$187,710,818	$—	$14,364,457	$54,418,163	$18,635,213	$425,418,196

1,199,788	17,183,098	—	942,272	3,589,283	831,102	32,627,581

$12.41 to $17.01	$11.05 to $11.10	$—	$14.10 to $20.15	$12.48 to $18.03	$10.77 to $22.52	$12.96 to $13.11

$17,092,105	$188,666,178	$—	$10,436,747	$44,059,429	$18,600,526	$417,748,295

Investment Divisions
RS High Yield VIP Series	RS Low Duration Bond VIP Series	RS Partners VIP Series	RS Small Cap Growth Equity VIP Series	RS International Growth VIP Series	RS Emerging Markets VIP Series	RS Investment Quality Bond VIP Series

$1,219,829	$3,534,815	$—	$—	$603,389	$123,717	$12,141,468

282,834	2,324,496	33,354	219,809	794,385	296,217	5,630,882

936,995	1,210,319	(33,354)	(219,809)	(190,996)	(172,500)	6,510,586

(31,072)	179,369	616,290	48,710	(1,725,576)	(1,915,925)	2,691,862
—	75,172	—	—	—	649,589	6,531,863

(31,072)	254,541	616,290	48,710	(1,725,576)	(1,266,336)	9,223,725
1,338,919	955,277	(185,319)	1,955,312	10,300,187	3,550,413	1,877,168

1,307,847	1,209,818	430,971	2,004,022	8,574,611	2,284,077	11,100,893

$2,244,842	$2,420,137	$397,617	$1,784,213	$8,383,615	$2,111,577	$17,611,479

B-7

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012 (continued)

	RS Global Natural Resources VIP Series	RS Value VIP Series

Assets:
Shares owned in underlying fund	—	—
Net asset value per share (NAV)	—	—

Total Assets (Shares x NAV)	$—	$—

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$—	$—

Net Assets: Total
Contract value in accumulation period	$—	$—
Contracts in Payout (annuitization) period	—	—

Net Assets	$—	$—

Total Units Outstanding	—	—

Unit Value (Accumulation, Lowest to Highest)	$—	$—

Cost of Shares in Underlying Fund	$—	$—

STATEMENT OF OPERATIONS

Year Ended December 31, 2012 (continued)

	RS Global Natural Resources VIP Series	RS Value VIP Series

2012 Investment Income
Income:
Reinvested dividends	$—	$—
Expenses:
Mortality expense risk and administrative charges	26,971	1,677

Net investment income/(expense)	(26,971)	(1,677)

2012 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	247,705	(28,199)
Reinvested realized gain distributions	—	2,053

Net realized gain/(loss) on investments	247,705	(26,146)
Net change in unrealized appreciation/(depreciation) of investments	(221,164)	46,336

Net realized and unrealized gain/(loss) from investments	26,541	20,190

2012 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(430)	$18,513

See notes to financial statements.

B-8

Investment Divisions
RS Money Market VIP Series	Gabelli Capital Asset	Value Line Centurion	Value Line Strategic Asset Management Trust	Invesco Van Kampen V.I. American Franchise Series II	Invesco Van Kampen V.I. Value Opportunities Series II	Invesco V.I. Global Real Estate Series II

25,744,000	481,613	67,848	348,977	302,204	200,616	45,030
1.00	19.86	14.48	20.87	35.55	7.07	15.11

$25,744,000	$9,564,839	$982,438	$7,283,155	$10,743,341	$1,418,353	$680,404

41,445	9,486	3,672	14,028	12,165	4,587	3,453

$25,702,555	$9,555,353	$978,766	$7,269,127	$10,731,176	$1,413,766	$676,951

$25,515,700	$9,538,643	$966,622	$7,259,655	$10,730,693	$1,408,552	$676,951
186,855	16,710	12,144	9,472	483	5,214	—

$25,702,555	$9,555,353	$978,766	$7,269,127	$10,731,176	$1,413,766	$676,951

2,580,119	601,146	86,796	470,238	1,131,076	144,934	36,764

$9.44 to $9.51	$14.99 to $16.03	$10.48 to $11.21	$14.41 to $16.76	$8.89 to $9.51	$9.43 to $9.86	$14.08 to $20.28

$25,744,000	$8,541,572	$818,822	$6,533,291	$9,861,425	$949,351	$586,862

Investment Divisions
RS Money Market VIP Series	Gabelli Capital Asset	Value Line Centurion	Value Line Strategic Asset Management Trust	Invesco Van Kampen V.I. American Franchise Series II	Invesco Van Kampen V.I. Value Opportunities Series II	Invesco V.I. Global Real Estate Series II

$3,046	$134,850	$—	$47,263	$—	$17,132	$2,582

416,717	147,157	15,693	114,401	166,148	23,247	8,360

(413,671)	(12,307)	(15,693)	(67,138)	(166,148)	(6,115)	(5,778)

—	62,686	62,285	(104,409)	(50,541)	(67,995)	5,211
—	731,531	—	129,644	—	—	—

—	794,217	62,285	25,235	(50,541)	(67,995)	5,211
—	574,090	84,105	961,658	1,378,627	276,261	114,566

—	1,368,307	146,390	986,893	1,328,086	208,266	119,777

$(413,671)	$1,356,000	$130,697	$919,755	$1,161,938	$202,151	$113,999

B-9

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012 (continued)

	Invesco V.I. Government Securities Series II	Invesco V.I. Mid Cap Core Equity Series II

Assets:
Shares owned in underlying fund	563,339	1,990,935
Net asset value per share (NAV)	12.29	12.58

Total Assets (Shares x NAV)	$6,923,441	$25,045,966

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	12,035	40,343

Net Assets	$6,911,406	$25,005,623

Net Assets: Total
Contract value in accumulation period	$6,681,779	$24,996,643
Contracts in Payout (annuitization) period	229,627	8,980

Net Assets	$6,911,406	$25,005,623

Total Units Outstanding	524,251	1,798,429

Unit Value (Accumulation, Lowest to Highest)	$11.97 to $12.80	$11.72 to $15.48

Cost of Shares in Underlying Fund	$6,722,623	$23,843,976

STATEMENT OF OPERATIONS

Year Ended December 31, 2012 (continued)

	Invesco V.I. Government Securities Series II	Invesco V.I. Mid Cap Core Equity Series II

2012 Investment Income
Income:
Reinvested dividends	$211,211	$—
Expenses:
Mortality expense risk and administrative charges	114,098	249,565

Net investment income/(expense)	97,113	(249,565)

2012 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(49,119)	(55,924)
Reinvested realized gain distributions	—	178,069

Net realized gain/(loss) on investments	(49,119)	122,145
Net change in unrealized appreciation/(depreciation) of investments	3,745	1,274,129

Net realized and unrealized gain/(loss) from investments	(45,374)	1,396,274

2012 Net Increase/(Decrease) in Net Assets Resulting from Operations	$51,739	$1,146,709

See notes to financial statements.

B-10

Investment Divisions
Invesco V.I. Core Equity Series II	Invesco V.I. International Growth Series II	Invesco V.I. Small Cap Equity Series II	Invesco Van Kampen V.I. Comstock Series II	Invesco Van Kampen V.I. American Value Series II	Invesco Van Kampen V.I. Government Series II	Invesco Van Kampen V.I. Growth and Income Series II

2,585,324	2,240,895	1,479,183	6,377,723	1,563,356	—	368,560
29.86	29.68	18.31	13.22	14.81	—	20.03

$77,197,778	$66,509,767	$27,083,842	$84,313,500	$23,153,309	$—	$7,382,257

67,513	50,580	25,157	56,734	34,306	—	13,308

$77,130,265	$66,459,187	$27,058,685	$84,256,766	$23,119,003	$—	$7,368,949

$77,121,452	$66,459,187	$27,058,685	$84,256,766	$23,119,003	$—	$7,349,346
8,813	—	—	—	—	—	19,603

$77,130,265	$66,459,187	$27,058,685	$84,256,766	$23,119,003	$—	$7,368,949

5,318,356	6,692,121	2,726,220	7,961,389	1,374,231	—	550,570

$12.70 to $16.27	$9.62 to $11.29	$9.59 to $9.71	$10.44 to $11.11	$13.79 to $20.63	$—	$12.60 to $13.48

$72,619,464	$61,917,192	$24,953,020	$76,696,647	$21,122,831	$—	$6,799,342

Investment Divisions
Invesco V.I. Core Equity Series II	Invesco V.I. International Growth Series II	Invesco V.I. Small Cap Equity Series II	Invesco Van Kampen V.I. Comstock Series II	Invesco Van Kampen V.I. American Value Series II	Invesco Van Kampen V.I. Government Series II	Invesco Van Kampen V.I. Growth and Income Series II

$552,498	$690,953	$—	$1,025,348	$122,838	$—	$97,378

740,986	635,820	257,479	810,053	225,045	—	118,034

(188,488)	55,133	(257,479)	215,295	(102,207)	—	(20,656)

717	(45,120)	(8,900)	122,283	63,708	—	(32,070)
—	—	—	—	—	—	—

717	(45,120)	(8,900)	122,283	63,708	—	(32,070)
4,697,290	5,227,208	2,008,633	7,284,730	1,816,782	—	969,318

4,698,007	5,182,088	1,999,733	7,407,013	1,880,490	—	937,248

$4,509,519	$5,237,221	$1,742,254	$7,622,308	$1,778,283	$—	$916,592

B-11

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012 (continued)

	Alger Capital Appreciation Class S	Alliance Bernstein VPS Growth & Income Class B

Assets:
Shares owned in underlying fund	46,460	99,146
Net asset value per share (NAV)	59.46	20.66

Total Assets (Shares x NAV)	$2,762,509	$2,048,365

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	9,418	6,926

Net Assets	$2,753,091	$2,041,439

Net Assets: Total
Contract value in accumulation period	$2,750,899	$2,007,540
Contracts in Payout (annuitization) period	2,192	33,899

Net Assets	$2,753,091	$2,041,439

Total Units Outstanding	150,064	165,162

Unit Value (Accumulation, Lowest to Highest)	$13.94 to $19.90	$11.49 to $12.29

Cost of Shares in Underlying Fund	$2,184,452	$1,782,643

STATEMENT OF OPERATIONS

Year Ended December 31, 2012 (continued)

	Alger Capital Appreciation Class S	Alliance Bernstein VPS Growth & Income Class B

2012 Investment Income
Income:
Reinvested dividends	$14,773	$27,450
Expenses:
Mortality expense risk and administrative charges	43,046	32,446

Net investment income/(expense)	(28,273)	(4,996)

2012 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	165,427	(218,053)
Reinvested realized gain distributions	987	—

Net realized gain/(loss) on investments	166,414	(218,053)
Net change in unrealized appreciation/(depreciation) of investments	247,727	511,308

Net realized and unrealized gain/(loss) from investments	414,141	293,255

2012 Net Increase/(Decrease) in Net Assets Resulting from Operations	$385,868	$288,259

See notes to financial statements.

B-12

Investment Divisions
Alliance Bernstein VPS International Value Class B	Alliance Bernstein VPS Large Cap Growth Class B	Alliance Bernstein VPS Global Thematic Growth Class B	Alliance Bernstein VPS Real Estate Investment Class B	Alliance Bernstein VPS Value Class B	Alliance Bernstein VPS Dynamic Asset Allocation Class B	BlackRock Capital Appreciation V. I. Class III

2,841,684	55,117	87,218	430,385	125,843	231	12,130,993
12.84	30.38	16.42	12.28	10.54	10.50	8.48

$36,487,218	$1,674,455	$1,432,127	$5,285,126	$1,326,384	$2,425	$102,870,821

24,630	5,613	4,965	6,553	4,939	6	68,647

$36,462,588	$1,668,842	$1,427,162	$5,278,573	$1,321,445	$2,419	$102,802,174

$36,462,588	$1,656,145	$1,416,803	$5,262,993	$1,312,378	$2,419	$102,802,174
—	12,697	10,359	15,580	9,067	—	—

$36,462,588	$1,668,842	$1,427,162	$5,278,573	$1,321,445	$2,419	$102,802,174

2,585,546	136,733	151,249	254,466	128,025	228	10,619,105

$10.98 to $14.19	$11.62 to $12.16	$8.96 to $9.37	$19.61 to $20.98	$9.73 to $10.41	$10.60 to $10.60	$9.34 to $9.50

$38,809,213	$1,323,118	$1,418,133	$4,867,675	$1,233,954	$2,353	$100,139,417

Investment Divisions
Alliance Bernstein VPS International Value Class B	Alliance Bernstein VPS Large Cap Growth Class B	Alliance Bernstein VPS Global Thematic Growth Class B	Alliance Bernstein VPS Real Estate Investment Class B	Alliance Bernstein VPS Value Class B	Alliance Bernstein VPS Dynamic Asset Allocation Class B	BlackRock Capital Appreciation V. I. Class III

$486,079	$506	$—	$44,780	$22,086	$—	$634,159

494,865	26,258	21,627	82,293	21,897	6	1,026,925

(8,786)	(25,752)	(21,627)	(37,513)	189	(6)	(392,766)

79,828	9,663	(19,336)	(110,791)	(187,448)	(1)	(63,934)
—	—	—	616,309	—	—	1,252,837

79,828	9,663	(19,336)	505,518	(187,448)	(1)	1,188,903
4,008,045	250,939	191,834	421,958	363,852	72	4,468,153

4,087,873	260,602	172,498	927,476	176,404	71	5,657,056

$4,079,087	$234,850	$150,871	$889,963	$176,593	$65	$5,264,290

B-13

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012 (continued)

	BlackRock Global Allocation V.I. Class III	BlackRock Large Cap Core V.I. Class III

Assets:
Shares owned in underlying fund	209,179	9,112,515
Net asset value per share (NAV)	14.34	25.45

Total Assets (Shares x NAV)	$2,999,622	$231,913,505

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	11,108	117,406

Net Assets	$2,988,514	$231,796,099

Net Assets: Total
Contract value in accumulation period	$2,988,514	$231,796,099
Contracts in Payout (annuitization) period	—	—

Net Assets	$2,988,514	$231,796,099

Total Units Outstanding	225,040	15,604,423

Unit Value (Accumulation, Lowest to Highest)	$11.54 to $13.99	$10.65 to $15.29

Cost of Shares in Underlying Fund	$2,975,267	$210,333,902

STATEMENT OF OPERATIONS

Year Ended December 31, 2012 (continued)

	BlackRock Global Allocation V.I. Class III	BlackRock Large Cap Core V.I. Class III

2012 Investment Income
Income:
Reinvested dividends	$43,574	$2,837,587
Expenses:
Mortality expense risk and administrative charges	44,438	2,892,815

Net investment income/(expense)	(864)	(55,228)

2012 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	23,133	2,272,830
Reinvested realized gain distributions	9,795	—

Net realized gain/(loss) on investments	32,928	2,272,830
Net change in unrealized appreciation/(depreciation) of investments	158,802	15,382,691

Net realized and unrealized gain/(loss) from investments	191,730	17,655,521

2012 Net Increase/(Decrease) in Net Assets Resulting from Operations	$190,866	$17,600,293

See notes to financial statements.

B-14

Investment Divisions
BlackRock Large Cap Value V.I. Class III	Columbia Variable Portfolio- Asset Allocation Class 2	Columbia Variable Portfolio- Small Cap Value Class 2	Columbia Variable Portfolio- Small Company Growth Class 2	Columbia Variable Portfolio- Marsico 21st Century Class 2	Columbia Variable Portfolio- Marsico Growth Class 2	Columbia Variable Portfolio- Seligman Global Technology Class 2

86,635	64,709	4,636,395	16,784	11,976	20,612	2,647,420
10.66	12.96	15.36	12.69	11.69	22.18	20.37

$923,531	$838,633	$71,215,029	$212,984	$140,003	$457,168	$53,927,952

4,849	4,166	49,508	2,431	2,355	2,673	31,442

$918,682	$834,467	$71,165,521	$210,553	$137,648	$454,495	$53,896,510

$918,682	$834,467	$71,165,521	$210,553	$137,648	$454,495	$53,896,510
—	—	—	—	—	—	—

$918,682	$834,467	$71,165,521	$210,553	$137,648	$454,495	$53,896,510

66,496	54,247	4,283,025	12,613	8,871	27,098	3,032,016

$12.86 to $14.04	$12.21 to $15.68	$10.81 to $17.84	$13.33 to $17.57	$11.75 to $15.88	$13.26 to $17.16	$12.26 to $17.89

$857,559	$755,509	$69,852,794	$204,799	$130,508	$430,043	$50,782,392

Investment Divisions
BlackRock Large Cap Value V.I. Class III	Columbia Variable Portfolio- Asset Allocation Class 2	Columbia Variable Portfolio- Small Cap Value Class 2	Columbia Variable Portfolio- Small Company Growth Class 2	Columbia Variable Portfolio- Marsico 21st Century Class 2	Columbia Variable Portfolio- Marsico Growth Class 2	Columbia Variable Portfolio- Seligman Global Technology Class 2

$10,375	$19,251	$172,158	$—	$—	$2,409	$—

17,390	15,724	840,360	6,185	3,858	10,152	696,181

(7,015)	3,527	(668,202)	(6,185)	(3,858)	(7,743)	(696,181)

46,507	28,707	1,088,969	42,749	(6,712)	51,650	814,034
—	—	2,767,208	—	—	—	91,319

46,507	28,707	3,856,177	42,749	(6,712)	51,650	905,353
64,173	45,656	2,187,798	(2,628)	5,997	8,342	1,295,564

110,680	74,363	6,043,975	40,121	(715)	59,992	2,200,917

$103,665	$77,890	$5,375,773	$33,936	$(4,573)	$52,249	$1,504,736

B-15

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012 (continued)

	Davis Financial	Davis Real Estate

Assets:
Shares owned in underlying fund	162,403	383,358
Net asset value per share (NAV)	11.55	10.83

Total Assets (Shares x NAV)	$1,875,749	$4,151,766

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	7,572	3,631

Net Assets	$1,868,177	$4,148,135

Net Assets: Total
Contract value in accumulation period	$1,867,463	$4,143,641
Contracts in Payout (annuitization) period	714	4,494

Net Assets	$1,868,177	$4,148,135

Total Units Outstanding	159,143	316,796

Unit Value (Accumulation, Lowest to Highest)	$12.45 to $18.68	$12.61 to $13.16

Cost of Shares in Underlying Fund	$1,604,668	$3,208,619

STATEMENT OF OPERATIONS

Year Ended December 31, 2012 (continued)

	Davis Financial	Davis Real Estate

2012 Investment Income
Income:
Reinvested dividends	$36,742	$43,595
Expenses:
Mortality expense risk and administrative charges	29,758	65,272

Net investment income/(expense)	6,984	(21,677)

2012 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(14,597)	(102,124)
Reinvested realized gain distributions	11,673	—

Net realized gain/(loss) on investments	(2,924)	(102,124)
Net change in unrealized appreciation/(depreciation) of investments	280,068	710,356

Net realized and unrealized gain/(loss) from investments	277,144	608,232

2012 Net Increase/(Decrease) in Net Assets Resulting from Operations	$284,128	$586,555

See notes to financial statements.

B-16

Investment Divisions
Davis Value	Wells Fargo Advantage VT International Equity Class 2	Wells Fargo Advantage VT Small Cap Value Class 2	Fidelity VIP Balanced Service Class 2	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Service Class 2

5,152,246	41,194,795	23,705	277,605	15,337,527	1,184,232	44,940
10.93	4.96	9.40	15.53	26.00	19.62	41.64

$56,314,048	$204,326,184	$222,828	$4,311,210	$398,775,696	$23,234,640	$1,871,291

36,007	107,946	2,224	3,850	202,541	20,223	6,596

$56,278,041	$204,218,238	$220,604	$4,307,360	$398,573,155	$23,214,417	$1,864,695

$56,258,310	$204,218,238	$220,604	$4,307,180	$398,331,959	$23,203,106	$1,863,505
19,731	—	—	180	241,196	11,311	1,190

$56,278,041	$204,218,238	$220,604	$4,307,360	$398,573,155	$23,214,417	$1,864,695

5,013,012	14,382,065	13,529	314,406	24,255,984	1,888,451	160,164

$10.61 to $11.24	$12.01 to $14.27	$12.22 to $17.56	$13.19 to $13.78	$14.50 to $18.50	$11.54 to $12.34	$11.57 to $12.18

$52,455,140	$206,337,227	$206,451	$3,698,879	$343,774,592	$19,554,734	$1,352,767

Investment Divisions
Davis Value	Wells Fargo Advantage VT International Equity Class 2	Wells Fargo Advantage VT Small Cap Value Class 2	Fidelity VIP Balanced Service Class 2	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Service Class 2

$924,036	$2,429,507	$1,744	$64,860	$4,395,160	$662,367	$6,800

842,944	2,521,224	3,084	70,846	5,258,274	357,671	30,288

81,092	(91,717)	(1,340)	(5,986)	(863,114)	304,696	(23,488)

(2,276,657)	604,984	1,770	3,512	(3,731,848)	(1,416,612)	(21,818)
3,387,975	12,115,661	—	229,448	—	1,500,786	—

1,111,318	12,720,645	1,770	232,960	(3,731,848)	84,174	(21,818)
4,955,233	6,570,393	15,761	346,480	49,327,608	2,978,026	272,227

6,066,551	19,291,038	17,531	579,440	45,595,760	3,062,200	250,409

$6,147,643	$19,199,321	$16,191	$573,454	$44,732,646	$3,366,896	$226,921

B-17

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012 (continued)

	Fidelity VIP Investment Grade Bond Service Class 2	Fidelity VIP Mid Cap Service Class 2

Assets:
Shares owned in underlying fund	6,546,981	7,448,742
Net asset value per share (NAV)	12.79	29.98

Total Assets (Shares x NAV)	$83,735,882	$223,313,285

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	51,352	120,904

Net Assets	$83,684,530	$223,192,381

Net Assets: Total
Contract value in accumulation period	$83,683,726	$223,101,783
Contracts in Payout (annuitization) period	804	90,598

Net Assets	$83,684,530	$223,192,381

Total Units Outstanding	6,202,863	12,376,223

Unit Value (Accumulation, Lowest to Highest)	$10.96 to $13.22	$12.24 to $18.42

Cost of Shares in Underlying Fund	$80,157,753	$206,553,372

STATEMENT OF OPERATIONS

Year Ended December 31, 2012 (continued)

	Fidelity VIP Investment Grade Bond Service Class 2	Fidelity VIP Mid Cap Service Class 2

2012 Investment Income
Income:
Reinvested dividends	$1,782,312	$860,528
Expenses:
Mortality expense risk and administrative charges	1,241,794	3,039,116

Net investment income/(expense)	540,518	(2,178,588)

2012 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	502,258	489,634
Reinvested realized gain distributions	2,262,532	17,800,216

Net realized gain/(loss) on investments	2,764,790	18,289,850
Net change in unrealized appreciation/(depreciation) of investments	5,301	6,767,728

Net realized and unrealized gain/(loss) from investments	2,770,091	25,057,578

2012 Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,310,609	$22,878,990

See notes to financial statements.

B-18

Investment Divisions
Fidelity VIP Overseas Service Class 2	Templeton Global Bond Securities Class 2	Templeton Growth Securities Class 2	Templeton Foreign Securities Class 2	Franklin Income Securities Class 2	Mutual Shares Securities Class 2	Franklin U.S. Government Class 2

18,308	359,667	562,838	1,708,181	295,168	141,131	14,890,573
15.95	19.47	11.97	14.37	15.07	17.22	13.31

$292,016	$7,002,710	$6,737,170	$24,546,557	$4,448,180	$2,430,269	$198,193,531

2,277	12,776	11,122	30,369	14,600	8,214	119,509

$289,739	$6,989,934	$6,726,048	$24,516,188	$4,433,580	$2,422,055	$198,074,022

$289,739	$6,989,934	$6,665,531	$24,516,188	$4,433,580	$2,422,055	$198,074,022
—	—	60,517	—	—	—	—

$289,739	$6,989,934	$6,726,048	$24,516,188	$4,433,580	$2,422,055	$198,074,022

19,212	501,332	529,286	1,665,256	275,017	170,366	18,130,883

$12.22 to $15.37	$11.87 to $14.49	$13.03 to $16.73	$14.66 to $14.73	$12.30 to $17.19	$12.52 to $15.96	$9.96 to $11.11

$277,664	$6,810,038	$7,145,765	$22,720,878	$4,269,364	$2,207,319	$196,940,707

Investment Divisions
Fidelity VIP Overseas Service Class 2	Templeton Global Bond Securities Class 2	Templeton Growth Securities Class 2	Templeton Foreign Securities Class 2	Franklin Income Securities Class 2	Mutual Shares Securities Class 2	Franklin U.S. Government Class 2

$4,620	$394,191	$127,929	$2,359	$269,710	$47,800	$4,399,691

4,375	96,894	98,643	88,369	65,248	35,317	2,415,652

245	297,297	29,286	(86,010)	204,462	12,483	1,984,039

(300)	30,448	(268,056)	26,085	19,252	11,120	184,414
917	9,896	—	—	—	—	—

617	40,344	(268,056)	26,085	19,252	11,120	184,414
41,855	436,630	1,366,308	1,825,678	194,198	219,328	(1,616,550)

42,472	476,974	1,098,252	1,851,763	213,450	230,448	(1,432,136)

$42,717	$774,271	$1,127,538	$1,765,753	$417,912	$242,931	$551,903

B-19

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012 (continued)

	Franklin Rising Dividends Securities Class 2	Franklin Small Cap Value Securities Class 2

Assets:
Shares owned in underlying fund	1,055,888	5,175,964
Net asset value per share (NAV)	21.64	18.23

Total Assets (Shares x NAV)	$22,849,423	$94,357,825

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	20,319	62,308

Net Assets	$22,829,104	$94,295,517

Net Assets: Total
Contract value in accumulation period	$22,791,754	$94,256,213
Contracts in Payout (annuitization) period	37,350	39,304

Net Assets	$22,829,104	$94,295,517

Total Units Outstanding	1,647,531	5,104,724

Unit Value (Accumulation, Lowest to Highest)	$13.03 to $13.93	$14.33 to $20.16

Cost of Shares in Underlying Fund	$19,094,993	$70,678,507

STATEMENT OF OPERATIONS

Year Ended December 31, 2012 (continued)

	Franklin Rising Dividends Securities Class 2	Franklin Small Cap Value Securities Class 2

2012 Investment Income
Income:
Reinvested dividends	$372,314	$684,305
Expenses:
Mortality expense risk and administrative charges	348,601	1,263,598

Net investment income/(expense)	23,713	(579,293)

2012 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(16,167)	2,389,332
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	(16,167)	2,389,332
Net change in unrealized appreciation/(depreciation) of investments	2,219,037	11,777,387

Net realized and unrealized gain/(loss) from investments	2,202,870	14,166,719

2012 Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,226,583	$13,587,426

See notes to financial statements.

B-20

Investment Divisions
MFS Research Bond Service Class	MFS Core Equity Service Class	MFS Growth Service Class	MFS Investors Trust Service Class	MFS New Discovery Series Service Class	MFS Strategic Income Service Class	MFS Total Return Service Class

3,920,993	15,980	70,911	39,365	126,684	138,947	847,213
13.30	17.63	28.25	22.78	15.01	10.31	19.80

$52,149,212	$281,730	$2,003,226	$896,738	$1,901,529	$1,432,548	$16,774,810

54,921	1,607	7,124	2,934	7,011	4,308	11,879

$52,094,291	$280,123	$1,996,102	$893,804	$1,894,518	$1,428,240	$16,762,931

$51,933,636	$279,579	$1,985,323	$880,633	$1,891,562	$1,428,240	$16,700,972
160,655	544	10,779	13,171	2,956	—	61,959

$52,094,291	$280,123	$1,996,102	$893,804	$1,894,518	$1,428,240	$16,762,931

4,835,777	21,739	127,483	64,325	122,067	99,786	1,310,038

$10.30 to $10.70	$12.41 to $12.88	$13.87 to $18.50	$12.51 to $13.75	$13.95 to $14.92	$13.41 to $14.35	$12.00 to $12.84

$51,057,961	$212,223	$1,579,907	$819,438	$1,960,181	$1,355,379	$16,240,736

Investment Divisions
MFS Research Bond Service Class	MFS Core Equity Service Class	MFS Growth Service Class	MFS Investors Trust Service Class	MFS New Discovery Series Service Class	MFS Strategic Income Service Class	MFS Total Return Service Class

$994,404	$1,332	$—	$6,398	$—	$79,918	$436,612

484,390	4,168	31,116	13,241	31,316	22,268	268,006

510,014	(2,836)	(31,116)	(6,843)	(31,316)	57,650	168,606

150,481	(14)	75,196	(76)	110,281	48,612	(202,795)
250,380	—	—	—	176,796	—	—

400,861	(14)	75,196	(76)	287,077	48,612	(202,795)
710,315	37,327	217,700	136,297	37,088	18,020	1,581,329

1,111,176	37,313	292,896	136,221	324,165	66,632	1,378,534

$1,621,190	$34,477	$261,780	$129,378	$292,849	$124,282	$1,547,140

B-21

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012 (continued)

	MFS Utilities Service Class	MFS Value Service Class

Assets:
Shares owned in underlying fund	2,226,407	58,871
Net asset value per share (NAV)	27.29	14.22

Total Assets (Shares x NAV)	$60,758,653	$837,150

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	40,283	3,596

Net Assets	$60,718,370	$833,554

Net Assets: Total
Contract value in accumulation period	$60,718,370	$833,554
Contracts in Payout (annuitization) period	—	—

Net Assets	$60,718,370	$833,554

Total Units Outstanding	3,620,735	54,541

Unit Value (Accumulation, Lowest to Highest)	$11.12 to $17.92	$13.16 to $16.26

Cost of Shares in Underlying Fund	$55,285,792	$757,298

STATEMENT OF OPERATIONS

Year Ended December 31, 2012 (continued)

	MFS Utilities Service Class	MFS Value Service Class

2012 Investment Income
Income:
Reinvested dividends	$3,354,602	$11,357
Expenses:
Mortality expense risk and administrative charges	743,531	12,556

Net investment income/(expense)	2,611,071	(1,199)

2012 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	1,121,434	18,210
Reinvested realized gain distributions	—	6,038

Net realized gain/(loss) on investments	1,121,434	24,248
Net change in unrealized appreciation/(depreciation) of investments	1,856,339	74,834

Net realized and unrealized gain/(loss) from investments	2,977,773	99,082

2012 Net Increase/(Decrease) in Net Assets Resulting from Operations	$5,588,844	$97,883

See notes to financial statements.

B-22

Investment Divisions
MFS Technology Service Class	MFS New Discovery Portfolio Service Class	Oppenheimer Capital Appreciation/VA Service Class	Oppenheimer International Growth/VA Service Class	Oppenheimer Main Street Small- & Mid- Cap/VA Service Class	Oppenheimer Global Strategic Income/VA Service Class	PIMCO Low Duration Advisor Class

822,386	390,794	1,850,515	549,886	7,317,058	43,247,131	318,395
7.69	16.04	44.66	2.14	19.96	5.79	10.78

$6,324,149	$6,268,333	$82,643,996	$1,176,755	$146,048,471	$250,400,891	$3,432,296

5,704	6,037	57,340	4,413	83,984	140,829	11,869

$6,318,445	$6,262,296	$82,586,656	$1,172,342	$145,964,487	$250,260,062	$3,420,427

$6,318,445	$6,262,296	$82,586,656	$1,172,342	$145,964,487	$250,260,062	$3,420,427
—	—	—	—	—	—	—

$6,318,445	$6,262,296	$82,586,656	$1,172,342	$145,964,487	$250,260,062	$3,420,427

828,794	354,994	4,727,867	66,611	7,757,161	17,409,428	288,693

$7.59 to $7.63	$17.57 to $17.65	$13.19 to $17.57	$13.19 to $18.82	$13.63 to $20.67	$10.74 to $14.86	$10.38 to $12.03

$6,201,212	$6,187,353	$68,097,784	$1,069,196	$123,143,869	$237,338,105	$3,338,631

Investment Divisions
MFS Technology Service Class	MFS New Discovery Portfolio Service Class	Oppenheimer Capital Appreciation/VA Service Class	Oppenheimer International Growth/VA Service Class	Oppenheimer Main Street Small- & Mid- Cap/VA Service Class	Oppenheimer Global Strategic Income/VA Service Class	PIMCO Low Duration Advisor Class

$—	$—	$318,037	$14,916	$390,923	$12,265,731	$58,154

22,704	23,037	1,189,932	19,596	1,726,518	3,188,516	51,148

(22,704)	(23,037)	(871,895)	(4,680)	(1,335,595)	9,077,215	7,006

1,638	(187)	1,941,269	58,327	2,335,388	1,695,856	10,406
—	124,218	—	—	—	2,361,952	—

1,638	124,031	1,941,269	58,327	2,335,388	4,057,808	10,406
122,937	80,980	8,140,768	125,482	15,280,833	10,112,689	110,298

124,575	205,011	10,082,037	183,809	17,616,221	14,170,497	120,704

$101,871	$181,974	$9,210,142	$179,129	$16,280,626	$23,247,712	$127,710

B-23

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012 (continued)

	PIMCO Real Return Advisor Class	PIMCO Total Return Advisor Class	Pioneer Fundamental Value VCT Class II

Assets:
Shares owned in underlying fund	309,550	32,051,913	16,358,461
Net asset value per share (NAV)	14.25	11.55	11.79

Total Assets (Shares x NAV)	$4,411,094	$370,199,591	$192,866,258

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	15,763	187,205	103,560

Net Assets	$4,395,331	$370,012,386	$192,762,698

Net Assets: Total
Contract value in accumulation period	$4,395,331	$370,012,386	$192,762,698
Contracts in Payout (annuitization) period	—	—	—

Net Assets	$4,395,331	$370,012,386	$192,762,698

Total Units Outstanding	309,408	29,423,799	13,836,313

Unit Value (Accumulation, Lowest to Highest)	$11.77 to $14.59	$10.97 to $13.11	$12.04 to $14.00

Cost of Shares in Underlying Fund	$4,324,632	$362,161,356	$171,829,049

STATEMENT OF OPERATIONS Year Ended December 31, 2012 (continued)

	PIMCO Real Return Advisor Class	PIMCO Total Return Advisor Class	Pioneer Fundamental Value VCT Class II

2012 Investment Income
Income:
Reinvested dividends	$38,533	$7,239,115	$1,805,803
Expenses:
Mortality expense risk and administrative charges	61,503	4,264,116	2,571,531

Net investment income/(expense)	(22,970)	2,974,999	(765,728)

2012 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	42,733	875,800	1,788,027
Reinvested realized gain distributions	228,708	6,859,978	—

Net realized gain/(loss) on investments	271,441	7,735,778	1,788,027
Net change in unrealized appreciation/(depreciation) of investments	6,474	10,249,310	12,964,425

Net realized and unrealized gain/(loss) from investments	277,915	17,985,088	14,752,452

2012 Net Increase/(Decrease) in Net Assets Resulting from Operations	$254,945	$20,960,087	$13,986,724

See notes to financial statements.

B-24

Investment Divisions
Pioneer Equity Income VCT Class II	Pioneer Fund VCT Class II	Pioneer Mid Cap Value VCT Class II	American Century VP Mid Cap Value Class II	Dreyfus Appreciation Service Class	Ivy VIP Mid Cap Growth	Putnam VT Equity Income IB Shares

1,441,282	1,584	9,330,457	1,322,161	375,424	2,029,716	1,313,677
21.60	20.92	17.30	14.59	40.25	8.54	15.72

$31,131,697	$33,142	$161,416,908	$19,290,333	$15,110,808	$17,328,700	$20,651,008

28,469	656	82,229	17,228	16,923	22,730	21,179

$31,103,228	$32,486	$161,334,679	$19,273,105	$15,093,885	$17,305,970	$20,629,829

$31,103,228	$32,486	$161,334,679	$19,273,105	$15,093,885	$17,305,970	$20,629,829
—	—	—	—	—	—	—

$31,103,228	$32,486	$161,334,679	$19,273,105	$15,093,885	$17,305,970	$20,629,829

2,887,098	2,190	10,320,081	1,311,816	371,673	2,044,764	1,323,727

$13.41 to $16.33	$12.58 to $15.66	$12.20 to $15.71	$14.63 to $14.70	$40.44 to $40.62	$8.43 to $8.47	$15.52 to $15.59

$31,048,593	$35,197	$146,554,942	$18,631,885	$15,338,866	$16,597,725	$19,673,025

Investment Divisions
Pioneer Equity Income VCT Class II	Pioneer Fund VCT Class II	Pioneer Mid Cap Value VCT Class II	American Century VP Mid Cap Value Class II	Dreyfus Appreciation Service Class	Ivy VIP Mid Cap Growth	Putnam VT Equity Income IB Shares

$573,553	$403	$1,245,341	$110,874	$107,273	$—	$—

118,155	632	2,088,014	70,228	54,923	62,730	75,179

455,398	(229)	(842,673)	40,646	52,350	(62,730)	(75,179)

6,636	1,321	1,667,893	655	510	1,108	11,781
—	1,031	—	—	—	—	—

6,636	2,352	1,667,893	655	510	1,108	11,781

65,841	1,620	10,237,946	658,449	(228,058)	730,976	977,983

72,477	3,972	11,905,839	659,104	(227,548)	732,084	989,764

$527,875	$3,743	$11,063,166	$699,750	$(175,198)	$669,354	$914,585

B-25

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2011 and 2012

	RS Large Cap Alpha VIP Series	RS S&P 500 Index VIP Series

2011 Increase/(Decrease) from Operations
Net investment income/(expense)	$(645,080)	$119,918
Net realized gain/(loss) from sale of investments	2,397,134	(11,217)
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	(26,402,808)	153,900

Net increase/(decrease) resulting from operations	(24,650,754)	262,601

2011 Contract Transactions
Contract purchase payments	74,356,445	1,601,671
Transfers between investment divisions, net	10,328,617	(316,072)
Transfers on account of death	(717,400)	(261,654)
Transfers for annuity benefits, surrenders and partial withdrawals	(6,808,738)	(2,319,876)
Contract fees	(33,367)	(12,543)
Transfers–other	(1,858,000)	(221,234)

Net increase/(decrease) from contract transactions	75,267,557	(1,529,708)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	50,616,803	(1,267,107)
Net Assets at December 31, 2010	201,934,485	40,391,089

Net Assets at December 31, 2011	$252,551,288	$39,123,982

2012 Increase/(Decrease) from Operations
Net investment income/(expense)	$2,092,308	$283,040
Net realized gain/(loss) from sale of investments	4,070,286	480,726
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	35,312,469	5,043,553

Net increase/(decrease) resulting from operations	41,475,063	5,807,319

2012 Contract Transactions
Contract purchase payments	59,085,245	900,272
Transfers between investment divisions, net	(2,312,168)	9,102,858
Transfers on account of death	(1,152,235)	(86,712)
Transfers for annuity benefits, surrenders and partial withdrawals	(7,188,162)	(3,155,917)
Contract fees	(24,142)	(12,395)
Transfers–other	(3,211,285)	(232,098)

Net increase/(decrease) from contract transactions	45,197,253	6,516,008

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	86,672,316	12,323,327
Net Assets at December 31, 2011	252,551,288	39,123,982

Net Assets at December 31, 2012	$339,223,604	$51,447,309

See notes to financial statements.

B-26

Investment Divisions
RS High Yield VIP Series	RS Low Duration Bond VIP Series	RS Partners VIP Series	RS Small Cap Growth Equity VIP Series	RS International Growth VIP Series	RS Emerging Markets VIP Series	RS Investment Quality Bond VIP Series

$1,078,714	$1,388,066	$(86,767)	$(224,582)	$(173,973)	$(344,754)	$7,638,824
(250,146)	359,855	2,589	(343,865)	(159,923)	(1,593,430)	3,252,206
—	64,167	—	—	465,593	2,617,167	3,127,637
(264,247)	(1,426,332)	(461,741)	97,824	(7,208,547)	(6,181,163)	2,388,236

564,321	385,756	(545,919)	(470,623)	(7,076,850)	(5,502,180)	16,406,903

601,392	43,721,673	1,384,592	556,911	594,137	1,766,516	67,525,970
(1,287,592)	4,269,750	202,636	(544,485)	1,632,551	(1,501,759)	(2,847,732)
(128,248)	(207,752)	—	(135,756)	(372,298)	(230,339)	(1,253,097)
(944,386)	(2,981,498)	(482,033)	(1,160,206)	(2,826,084)	(2,690,779)	(11,799,105)
(4,485)	(14,706)	(2,028)	(5,171)	(13,568)	(11,005)	(50,207)
(92,980)	(817,526)	(4,921)	(50,108)	(352,255)	(26,664)	(2,315,483)

(1,856,299)	43,969,941	1,098,246	(1,338,815)	(1,337,517)	(2,694,030)	49,260,346

—	—	—	—	—	—	—

(1,291,978)	44,355,697	552,327	(1,809,438)	(8,414,367)	(8,196,210)	65,667,249
18,945,944	79,800,867	5,273,369	14,838,899	57,627,466	26,714,480	260,919,066

$17,653,966	$124,156,564	$5,825,696	$13,029,461	$49,213,099	$18,518,270	$326,586,315

$936,995	$1,210,319	$(33,354)	$(219,809)	$(190,996)	$(172,500)	$6,510,586
(31,072)	179,369	616,290	48,710	(1,725,576)	(1,915,925)	2,691,862
—	75,172	—	—	—	649,589	6,531,863
1,338,919	955,277	(185,319)	1,955,312	10,300,187	3,550,413	1,877,168

2,244,842	2,420,137	397,617	1,784,213	8,383,615	2,111,577	17,611,479

524,076	52,251,709	523,854	507,214	572,477	1,132,249	79,767,547
483,374	15,389,633	(6,590,673)	352,498	79,232	(315,811)	21,709,636
(78,832)	(641,354)	(2,050)	(17,111)	(288,418)	(132,850)	(1,624,025)
(1,616,479)	(4,307,411)	(151,773)	(1,233,023)	(3,157,061)	(2,642,950)	(15,090,413)
(4,798)	(19,962)	(792)	(5,094)	(12,766)	(9,630)	(56,013)
(138,430)	(1,538,498)	(1,879)	(53,701)	(372,015)	(25,642)	(3,486,330)

(831,089)	61,134,117	(6,223,313)	(449,217)	(3,178,551)	(1,994,634)	81,220,402

—	—	—	—	—	—	—

1,413,753	63,554,254	(5,825,696)	1,334,996	5,205,064	116,943	98,831,881
17,653,966	124,156,564	5,825,696	13,029,461	49,213,099	18,518,270	326,586,315

$19,067,719	$187,710,818	$—	$14,364,457	$54,418,163	$18,635,213	$425,418,196

B-27

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2011 and 2012 (continued)

	RS Global Natural Resources VIP Series	RS Value VIP Series

2011 Increase/(Decrease) from Operations
Net investment income/(expense)	$(85,324)	$(6,376)
Net realized gain/(loss) from sale of investments	640,253	30,267
Reinvested realized gain distributions	—	32,307
Net change in unrealized appreciation/(depreciation) of investments	(1,119,288)	(116,365)

Net increase/(decrease) resulting from operations	(564,359)	(60,167)

2011 Contract Transactions
Contract purchase payments	841,296	19,559
Transfers between investment divisions, net	399,708	88,156
Transfers on account of death	(94,177)	—
Transfers for annuity benefits, surrenders and partial withdrawals	(385,747)	(44,451)
Contract fees	(2,331)	(184)
Transfers–other	(3,087)	(1,233)

Net increase/(decrease) from contract transactions	755,662	61,847

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	191,303	1,680
Net Assets at December 31, 2010	5,088,427	404,803

Net Assets at December 31, 2011	$5,279,730	$406,483

2012 Increase/(Decrease) from Operations
Net investment income/(expense)	$(26,971)	$(1,677)
Net realized gain/(loss) from sale of investments	247,705	(28,199)
Reinvested realized gain distributions	—	2,053
Net change in unrealized appreciation/(depreciation) of investments	(221,164)	46,336

Net increase/(decrease) resulting from operations	(430)	18,513

2012 Contract Transactions
Contract purchase payments	295,168	1,965
Transfers between investment divisions, net	(5,257,696)	(425,068)
Transfers on account of death	—	—
Transfers for annuity benefits, surrenders and partial withdrawals	(314,272)	(1,465)
Contract fees	(705)	(46)
Transfers–other	(1,795)	(382)

Net increase/(decrease) from contract transactions	(5,279,300)	(424,996)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(5,279,730)	(406,483)
Net Assets at December 31, 2011	5,279,730	406,483

Net Assets at December 31, 2012	$—	$—

See notes to financial statements.

B-28

Investment Divisions
RS Money Market VIP Series	Gabelli Capital Asset	Value Line Centurion	Value Line Strategic Asset Management Trust	Invesco Van Kampen V.I. American Franchise Series II	Invesco Van Kampen V.I. Value Opportunities Series II	Invesco V.I. Global Real Estate Series II

$(275,620)	$(123,922)	$(16,761)	$(70,110)	$(169,319)	$(16,444)	$8,785
—	61,749	(282,177)	(236,010)	(54,066)	(392,915)	6,406
—	20,398	—	—	—	—	—
—	(120,439)	336,642	457,789	(825,859)	326,484	(47,218)

(275,620)	(162,214)	37,704	151,669	(1,049,244)	(82,875)	(32,027)

14,698,457	130,173	43,137	371,412	61,544	32,641	159,820
(387,526)	(708,909)	(89,356)	(137,724)	407,879	(59,202)	13,820
(302,592)	(35,575)	—	(23,236)	(28,864)	(14,688)	(7,537)
(3,216,619)	(1,363,167)	(47,277)	(611,013)	(757,539)	(198,905)	(24,794)
(11,365)	(5,541)	(362)	(4,293)	(3,737)	(879)	(80)
6,954	(17,772)	(3,740)	(13,995)	(68,367)	(3,341)	(4)

10,787,309	(2,000,791)	(97,598)	(418,849)	(389,084)	(244,374)	141,225

212	—	—	—	—	—	—

10,511,901	(2,163,005)	(59,894)	(267,180)	(1,438,328)	(327,249)	109,198
18,535,581	11,678,128	1,097,577	7,143,438	11,976,210	1,641,690	256,882

$29,047,482	$9,515,123	$1,037,683	$6,876,258	$10,537,882	$1,314,441	$366,080

$(413,671)	$(12,307)	$(15,693)	$(67,138)	$(166,148)	$(6,115)	$(5,778)
—	62,686	62,285	(104,409)	(50,541)	(67,995)	5,211
—	731,531	—	129,644	—	—	—
—	574,090	84,105	961,658	1,378,627	276,261	114,566

(413,671)	1,356,000	130,697	919,755	1,161,938	202,151	113,999

1,720,434	112,347	25,382	262,663	71,654	28,175	88,893
(114,136)	(53,061)	(118,655)	188,917	101,024	(33,219)	126,064
(79,164)	(63,254)	—	(18,420)	(17,268)	—	—
(4,653,959)	(1,287,935)	(93,596)	(940,409)	(1,052,226)	(91,753)	(17,991)
(13,554)	(5,507)	(401)	(4,320)	(3,565)	(770)	(134)
28,444	(18,360)	(2,344)	(15,317)	(68,263)	(5,259)	40

(3,111,935)	(1,315,770)	(189,614)	(526,886)	(968,644)	(102,826)	196,872

180,679	—	—	—	—	—	—

(3,344,927)	40,230	(58,917)	392,869	193,294	99,325	310,871
29,047,482	9,515,123	1,037,683	6,876,258	10,537,882	1,314,441	366,080

$25,702,555	$9,555,353	$978,766	$7,269,127	$10,731,176	$1,413,766	$676,951

B-29

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2011 and 2012 (continued)

	Invesco V.I. Government Securities Series II	Invesco V.I. Mid Cap Core Equity Series II

2011 Increase/(Decrease) from Operations
Net investment income/(expense)	$58,792	$(57,244)
Net realized gain/(loss) from sale of investments	(54,993)	(67,475)
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	462,638	(223,755)

Net increase/(decrease) resulting from operations	466,437	(348,474)

2011 Contract Transactions
Contract purchase payments	89,654	5,743,058
Transfers between investment divisions, net	3,660,073	801,027
Transfers on account of death	(10,013)	(6,588)
Transfers for annuity benefits, surrenders and partial withdrawals	(1,072,568)	(252,945)
Contract fees	(2,703)	(1,210)
Transfers–other	(26,633)	(3,282)

Net increase/(decrease) from contract transactions	2,637,810	6,280,060

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	3,104,247	5,931,586
Net Assets at December 31, 2010	5,371,626	2,239,884

Net Assets at December 31, 2011	$8,475,873	$8,171,470

2012 Increase/(Decrease) from Operations
Net investment income/(expense)	$97,113	$(249,565)
Net realized gain/(loss) from sale of investments	(49,119)	(55,924)
Reinvested realized gain distributions	—	178,069
Net change in unrealized appreciation/(depreciation) of investments	3,745	1,274,129

Net increase/(decrease) resulting from operations	51,739	1,146,709

2012 Contract Transactions
Contract purchase payments	73,903	13,391,849
Transfers between investment divisions, net	(531,080)	2,764,136
Transfers on account of death	(18,118)	(13,321)
Transfers for annuity benefits, surrenders and partial withdrawals	(1,112,448)	(346,096)
Contract fees	(2,784)	(2,029)
Transfers–other	(25,679)	(107,095)

Net increase/(decrease) from contract transactions	(1,616,206)	15,687,444

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(1,564,467)	16,834,153
Net Assets at December 31, 2011	8,475,873	8,171,470

Net Assets at December 31, 2012	$6,911,406	$25,005,623

See notes to financial statements.

B-30

Investment Divisions
Invesco V.I. Core Equity Series II	Invesco V.I. International Growth Series II	Invesco V.I. Small Cap Equity Series II	Invesco Van Kampen V.I. Comstock Series II	Invesco Van Kampen V.I. American Value Series II	Invesco Van Kampen V.I. Government Series II	Invesco Van Kampen V.I. Growth and Income Series II

$(5,043)	$(81,760)	$(31,679)	$(97,681)	$(7,779)	$127,021	$(41,070)
17,878	(559)	(9,485)	(3,834)	7,989	(108,967)	(128,196)
—	—	—	—	—	—	—
(148,093)	(634,632)	122,190	332,123	202,729	70	(127,161)

(135,258)	(716,951)	81,026	230,608	202,939	18,124	(296,427)

18,850,407	17,894,202	6,550,761	20,534,742	5,760,151	10,218	81,489
2,487,300	2,097,493	833,184	2,949,574	764,949	(3,464,244)	(114,562)
(36,037)	(5,265)	—	—	—	—	(81,543)
(79,624)	(81,287)	(23,230)	(72,051)	(69,368)	(210,243)	(595,584)
(220)	(8)	(5)	(14)	(80)	(379)	(3,784)
672	(188)	685	(54)	568	(609)	(24,773)

21,222,498	19,904,947	7,361,395	23,412,197	6,456,220	(3,665,257)	(738,757)

—	—	—	—	—	—	—

21,087,240	19,187,996	7,442,421	23,642,805	6,659,159	(3,647,133)	(1,035,184)
380,451	—	—	—	107,440	3,647,133	8,718,706

$21,467,691	$19,187,996	$7,442,421	$23,642,805	$6,766,599	$—	$7,683,522

$(188,488)	$55,133	$(257,479)	$215,295	$(102,207)	$—	$(20,656)
717	(45,120)	(8,900)	122,283	63,708	—	(32,070)
—	—	—	—	—	—	—
4,697,290	5,227,208	2,008,633	7,284,730	1,816,782	—	969,318

4,509,519	5,237,221	1,742,254	7,622,308	1,778,283	—	916,592

44,533,308	37,090,773	15,572,502	48,728,622	13,446,932	—	70,353
7,679,274	5,751,565	2,599,601	5,209,592	1,391,816	—	(247,737)
(167,217)	(32,730)	—	—	—	—	(35,078)
(548,694)	(461,345)	(178,747)	(566,034)	(161,277)	—	(991,130)
(3,345)	(2,616)	(1,117)	(3,457)	(1,043)	—	(3,594)
(340,271)	(311,677)	(118,229)	(377,070)	(102,307)	—	(23,979)

51,153,055	42,033,970	17,874,010	52,991,653	14,574,121	—	(1,231,165)

—	—	—	—	—	—	—

55,662,574	47,271,191	19,616,264	60,613,961	16,352,404	—	(314,573)
21,467,691	19,187,996	7,442,421	23,642,805	6,766,599	—	7,683,522

$77,130,265	$66,459,187	$27,058,685	$84,256,766	$23,119,003	$—	$7,368,949

B-31

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2011 and 2012 (continued)

	Alger Capital Appreciation Class S	Alliance Bernstein VPS Growth & Income Class B

2011 Increase/(Decrease) from Operations
Net investment income/(expense)	$(36,746)	$(11,248)
Net realized gain/(loss) from sale of investments	71,223	(248,508)
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	(95,067)	353,403

Net increase/(decrease) resulting from operations	(60,590)	93,647

2011 Contract Transactions
Contract purchase payments	169,648	50,073
Transfers between investment divisions, net	140,094	(74,682)
Transfers on account of death	(31,105)	(15,825)
Transfers for annuity benefits, surrenders and partial withdrawals	(173,821)	(269,321)
Contract fees	(1,264)	(1,524)
Transfers–other	(4,416)	(5,313)

Net increase/(decrease) from contract transactions	99,136	(316,592)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	38,546	(222,945)
Net Assets at December 31, 2010	2,296,558	2,247,807

Net Assets at December 31, 2011	$2,335,104	$2,024,862

2012 Increase/(Decrease) from Operations
Net investment income/(expense)	$(28,273)	$(4,996)
Net realized gain/(loss) from sale of investments	165,427	(218,053)
Reinvested realized gain distributions	987	—
Net change in unrealized appreciation/(depreciation) of investments	247,727	511,308

Net increase/(decrease) resulting from operations	385,868	288,259

2012 Contract Transactions
Contract purchase payments	210,177	61,809
Transfers between investment divisions, net	62,049	(33,598)
Transfers on account of death	(907)	(1,369)
Transfers for annuity benefits, surrenders and partial withdrawals	(231,593)	(289,717)
Contract fees	(1,452)	(1,458)
Transfers–other	(6,155)	(7,349)

Net increase/(decrease) from contract transactions	32,119	(271,682)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	417,987	16,577
Net Assets at December 31, 2011	2,335,104	2,024,862

Net Assets at December 31, 2012	$2,753,091	$2,041,439

See notes to financial statements.

B-32

Investment Divisions
Alliance Bernstein VPS International Value Class B	Alliance Bernstein VPS Large Cap Growth Class B	Alliance Bernstein VPS Global Thematic Growth Class B	Alliance Bernstein VPS Real Estate Investment Class B	Alliance Bernstein VPS Value Class B	Alliance Bernstein VPS Dynamic Asset Allocation Class B	BlackRock Capital Appreciation V. I. Class III

$908,796	$(26,262)	$(19,897)	$(18,093)	$(5,973)	$—	$(52,042)
429,005	(33,299)	(51,398)	(1,208,505)	(169,565)	—	(1,940)
—	—	—	591,626	—	—	733,727
(9,037,844)	(40,990)	(390,087)	971,040	90,658	—	(1,736,749)

(7,700,043)	(100,551)	(461,382)	336,068	(84,880)	—	(1,057,004)

7,012,164	32,513	66,512	64,669	23,331	—	31,052,679
5,598,625	4,699	(192,208)	(224,312)	(106,124)	—	2,413,180
(73,143)	(7,425)	(5,987)	(34,491)	—	—	(18,661)
(587,051)	(124,406)	(61,642)	(783,881)	(104,504)	—	(156,410)
(4,134)	(634)	(787)	(2,563)	(615)	—	(5)
(303,018)	(4,145)	(4,706)	(8,280)	(3,835)	—	(582)

11,643,443	(99,398)	(198,818)	(988,858)	(191,747)	—	33,290,201

—	—	—	—	—	—	—

3,943,400	(199,949)	(660,200)	(652,790)	(276,627)	—	32,233,197
26,982,986	1,826,468	1,964,912	5,511,042	1,700,958	—	—

$30,926,386	$1,626,519	$1,304,712	$4,858,252	$1,424,331	$—	$32,233,197

$(8,786)	$(25,752)	$(21,627)	$(37,513)	$189	$(6)	$(392,766)
79,828	9,663	(19,336)	(110,791)	(187,448)	(1)	(63,934)
—	—	—	616,309	—	—	1,252,837
4,008,045	250,939	191,834	421,958	363,852	72	4,468,153

4,079,087	234,850	150,871	889,963	176,593	65	5,264,290

330,169	38,967	29,106	63,038	20,531	2,648	56,831,803
2,215,122	(139,307)	16,167	121,219	(82,822)	—	10,062,824
(58,712)	(1,917)	—	(62,322)	—	—	(309,576)
(590,577)	(82,984)	(66,646)	(577,637)	(210,649)	(294)	(744,666)
(4,806)	(599)	(678)	(2,593)	(609)	—	(3,986)
(434,081)	(6,687)	(6,370)	(11,347)	(5,930)	—	(531,712)

1,457,115	(192,527)	(28,421)	(469,642)	(279,479)	2,354	65,304,687

—	—	—	—	—	—	—

5,536,202	42,323	122,450	420,321	(102,886)	2,419	70,568,977
30,926,386	1,626,519	1,304,712	4,858,252	1,424,331	—	32,233,197

$36,462,588	$1,668,842	$1,427,162	$5,278,573	$1,321,445	$2,419	$102,802,174

B-33

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2011 and 2012 (continued)

	BlackRock Global Allocation V.I. Class III	BlackRock Large Cap Core V.I. Class III

2011 Increase/(Decrease) from Operations
Net investment income/(expense)	$20,632	$(202,807)
Net realized gain/(loss) from sale of investments	20,768	2,896,736
Reinvested realized gain distributions	54,604	—
Net change in unrealized appreciation/(depreciation) of investments	(228,952)	(3,044,721)

Net increase/(decrease) resulting from operations	(132,948)	(350,792)

2011 Contract Transactions
Contract purchase payments	821,692	68,008,361
Transfers between investment divisions, net	296,035	356,830
Transfers on account of death	(31,785)	(241,796)
Transfers for annuity benefits, surrenders and partial withdrawals	(129,047)	(2,162,038)
Contract fees	(732)	(12,827)
Transfers–other	350	(929,378)

Net increase/(decrease) from contract transactions	956,513	65,019,152

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	823,565	64,668,360
Net Assets at December 31, 2010	1,352,673	80,706,503

Net Assets at December 31, 2011	$2,176,238	$145,374,863

2012 Increase/(Decrease) from Operations
Net investment income/(expense)	$(864)	$(55,228)
Net realized gain/(loss) from sale of investments	23,133	2,272,830
Reinvested realized gain distributions	9,795	—
Net change in unrealized appreciation/(depreciation) of investments	158,802	15,382,691

Net increase/(decrease) resulting from operations	190,866	17,600,293

2012 Contract Transactions
Contract purchase payments	657,710	66,550,462
Transfers between investment divisions, net	308,168	7,791,525
Transfers on account of death	(239,612)	(498,966)
Transfers for annuity benefits, surrenders and partial withdrawals	(110,981)	(2,891,814)
Contract fees	(959)	(20,934)
Transfers–other	7,084	(2,109,330)

Net increase/(decrease) from contract transactions	621,410	68,820,943

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	812,276	86,421,236
Net Assets at December 31, 2011	2,176,238	145,374,863

Net Assets at December 31, 2012	$2,988,514	$231,796,099

See notes to financial statements.

B-34

Investment Divisions
BlackRock Large Cap Value V.I. Class III	Columbia Variable Portfolio- Asset Allocation Class 2	Columbia Variable Portfolio- Small Cap Value Class 2	Columbia Variable Portfolio- Small Company Growth Class 2	Columbia Variable Portfolio- Marsico 21st Century Class 2	Columbia Variable Portfolio- Marsico Growth Class 2	Columbia Variable Portfolio- Seligman Global Technology Class 2

$(3,370)	$4,359	$(188,702)	$(6,364)	$(1,946)	$(8,773)	$(432,688)
9,061	5,250	692,667	35,924	8,956	8,922	655,101
—	—	3,830,011	—	—	—	—
(48,321)	(30,062)	(6,892,292)	(61,506)	(20,320)	(34,542)	(2,359,058)

(42,630)	(20,453)	(2,558,316)	(31,946)	(13,310)	(34,393)	(2,136,645)

373,986	53,228	17,153,018	135,955	2,537	172,027	15,198,383
57,558	2,525	1,114,677	(22,717)	1,187	(1,368)	926,912
(60,504)	—	(79,016)	(5,533)	—	—	(60,769)
(6,392)	(8,245)	(714,029)	(61,687)	(49,677)	(12,758)	(573,837)
(121)	(407)	(4,118)	(79)	(56)	(65)	(3,680)
—	3	(295,057)	2	—	—	(266,702)

364,527	47,104	17,175,475	45,941	(46,009)	157,836	15,220,307

—	—	—	—	—	—	—

321,897	26,651	14,617,159	13,995	(59,319)	123,443	13,083,662
596,228	668,683	28,688,693	322,574	162,824	408,445	23,091,126

$918,125	$695,334	$43,305,852	$336,569	$103,505	$531,888	$36,174,788

$(7,015)	$3,527	$(668,202)	$(6,185)	$(3,858)	$(7,743)	$(696,181)
46,507	28,707	1,088,969	42,749	(6,712)	51,650	814,034
—	—	2,767,208	—	—	—	91,319
64,173	45,656	2,187,798	(2,628)	5,997	8,342	1,295,564

103,665	77,890	5,375,773	33,936	(4,573)	52,249	1,504,736

162,457	228,234	20,167,906	26,187	197,361	42,324	11,750,219
(179,427)	19,488	3,996,104	(179,170)	391	(122,833)	5,779,401
(78,149)	(171,483)	(147,882)	—	(154,822)	(22,892)	(73,774)
(9,424)	(20,279)	(931,117)	(6,830)	(10,187)	(27,085)	(716,401)
(237)	(457)	(6,163)	(141)	(71)	(104)	(5,350)
1,672	5,740	(594,952)	2	6,044	948	(517,109)

(103,108)	61,243	22,483,896	(159,952)	38,716	(129,642)	16,216,986

—	—	—	—	—	—	—

557	139,133	27,859,669	(126,016)	34,143	(77,393)	17,721,722
918,125	695,334	43,305,852	336,569	103,505	531,888	36,174,788

$918,682	$834,467	$71,165,521	$210,553	$137,648	$454,495	$53,896,510

B-35

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2011 and 2012 (continued)

	Davis Financial	Davis Real Estate

2011 Increase/(Decrease) from Operations
Net investment income/(expense)	$(3,465)	$(9,275)
Net realized gain/(loss) from sale of investments	(95,752)	(641,440)
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	(69,573)	923,282

Net increase/(decrease) resulting from operations	(168,790)	272,567

2011 Contract Transactions
Contract purchase payments	143,633	56,577
Transfers between investment divisions, net	2,249	(3,286)
Transfers on account of death	—	(4,511)
Transfers for annuity benefits, surrenders and partial withdrawals	(114,394)	(369,178)
Contract fees	(867)	(2,133)
Transfers–other	(296)	(6,098)

Net increase/(decrease) from contract transactions	30,325	(328,629)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(138,465)	(56,062)
Net Assets at December 31, 2010	1,807,236	3,914,638

Net Assets at December 31, 2011	$1,668,771	$3,858,576

2012 Increase/(Decrease) from Operations
Net investment income/(expense)	$6,984	$(21,677)
Net realized gain/(loss) from sale of investments	(14,597)	(102,124)
Reinvested realized gain distributions	11,673	—
Net change in unrealized appreciation/(depreciation) of investments	280,068	710,356

Net increase/(decrease) resulting from operations	284,128	586,555

2012 Contract Transactions
Contract purchase payments	95,794	57,772
Transfers between investment divisions, net	(8,549)	140,395
Transfers on account of death	(12,384)	—
Transfers for annuity benefits, surrenders and partial withdrawals	(154,906)	(486,639)
Contract fees	(887)	(2,239)
Transfers–other	(3,790)	(6,285)

Net increase/(decrease) from contract transactions	(84,722)	(296,996)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	199,406	289,559
Net Assets at December 31, 2011	1,668,771	3,858,576

Net Assets at December 31, 2012	$1,868,177	$4,148,135

See notes to financial statements.

B-36

Investment Divisions
Davis Value	Wells Fargo Advantage VT International Equity Class 2	Wells Fargo Advantage VT Small Cap Value Class 2	Fidelity VIP Balanced Service Class 2	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Service Class 2

$(360,924)	$(1,356,723)	$(616)	$(8,861)	$(1,536,646)	$185,158	$(30,436)
(1,231,746)	599,541	5,642	65,041	(4,157,764)	(1,092,703)	(65,927)
4,266,701	4,493,147	—	12,943	—	—	7,153
(5,812,608)	(20,405,519)	(9,556)	(329,975)	(5,965,817)	773,130	62,795

(3,138,577)	(16,669,554)	(4,530)	(260,852)	(11,660,227)	(134,415)	(26,415)

372,464	55,248,218	52,337	66,843	70,208,347	123,928	27,565
(45,763)	14,235,542	350	(175,147)	2,396,625	(662,761)	6,563
(337,821)	(187,400)	—	(39,817)	(1,147,784)	(93,286)	(9,096)
(2,799,188)	(2,020,862)	(1,696)	(697,940)	(11,100,135)	(1,695,481)	(262,498)
(12,058)	(11,867)	(52)	(3,017)	(49,370)	(6,576)	(1,492)
(402,961)	(880,365)	112	(7,210)	(1,876,109)	(151,029)	(4,211)

(3,225,327)	66,383,266	51,051	(856,288)	58,431,574	(2,485,205)	(243,169)

—	—	—	—	—	—	—

(6,363,904)	49,713,712	46,521	(1,117,140)	46,771,347	(2,619,620)	(269,584)
60,710,260	79,137,525	54,485	5,626,714	243,951,404	25,859,819	2,107,337

$54,346,356	$128,851,237	$101,006	$4,509,574	$290,722,751	$23,240,199	$1,837,753

$81,092	$(91,717)	$(1,340)	$(5,986)	$(863,114)	$304,696	$(23,488)
(2,276,657)	604,984	1,770	3,512	(3,731,848)	(1,416,612)	(21,818)
3,387,975	12,115,661	—	229,448	—	1,500,786	—
4,955,233	6,570,393	15,761	346,480	49,327,608	2,978,026	272,227

6,147,643	19,199,321	16,191	573,454	44,732,646	3,366,896	226,921

349,744	45,858,005	85,698	43,820	81,884,799	84,928	43,667
(472,161)	15,104,430	22,698	71,922	(1,134,737)	(1,323,553)	85,148
(260,792)	(398,314)	—	(20,135)	(868,173)	(188,788)	—
(3,396,864)	(2,505,659)	(5,226)	(863,393)	(13,583,267)	(1,806,087)	(324,183)
(11,381)	(18,089)	(93)	(2,633)	(56,353)	(6,439)	(1,388)
(424,504)	(1,872,693)	330	(5,249)	(3,124,511)	(152,739)	(3,223)

(4,215,958)	56,167,680	103,407	(775,668)	63,117,758	(3,392,678)	(199,979)

—	—	—	—	—	—	—

1,931,685	75,367,001	119,598	(202,214)	107,850,404	(25,782)	26,942
54,346,356	128,851,237	101,006	4,509,574	290,722,751	23,240,199	1,837,753

$56,278,041	$204,218,238	$220,604	$4,307,360	$398,573,155	$23,214,417	$1,864,695

B-37

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2011 and 2012 (continued)

	Fidelity VIP Investment Grade Bond Service Class 2	Fidelity VIP Mid Cap Service Class 2

2011 Increase/(Decrease) from Operations
Net investment income/(expense)	$1,233,739	$(2,279,139)
Net realized gain/(loss) from sale of investments	791,473	(81,212)
Reinvested realized gain distributions	2,239,087	316,343
Net change in unrealized appreciation/(depreciation) of investments	308,229	(18,926,151)

Net increase/(decrease) resulting from operations	4,572,528	(20,970,159)

2011 Contract Transactions
Contract purchase payments	1,163,968	42,851,063
Transfers between investment divisions, net	(1,744,390)	9,088,586
Transfers on account of death	(456,784)	(606,897)
Transfers for annuity benefits, surrenders and partial withdrawals	(3,637,795)	(6,120,100)
Contract fees	(14,231)	(29,319)
Transfers–other	(618,191)	(1,123,097)

Net increase/(decrease) from contract transactions	(5,307,423)	44,060,236

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(734,895)	23,090,077
Net Assets at December 31, 2010	82,195,920	143,261,450

Net Assets at December 31, 2011	$81,461,025	$166,351,527

2012 Increase/(Decrease) from Operations
Net investment income/(expense)	$540,518	$(2,178,588)
Net realized gain/(loss) from sale of investments	502,258	489,634
Reinvested realized gain distributions	2,262,532	17,800,216
Net change in unrealized appreciation/(depreciation) of investments	5,301	6,767,728

Net increase/(decrease) resulting from operations	3,310,609	22,878,990

2012 Contract Transactions
Contract purchase payments	1,039,107	33,684,525
Transfers between investment divisions, net	3,070,479	9,599,847
Transfers on account of death	(291,364)	(530,195)
Transfers for annuity benefits, surrenders and partial withdrawals	(4,200,331)	(6,861,182)
Contract fees	(13,757)	(33,129)
Transfers–other	(691,238)	(1,898,002)

Net increase/(decrease) from contract transactions	(1,087,104)	33,961,864

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	2,223,505	56,840,854
Net Assets at December 31, 2011	81,461,025	166,351,527

Net Assets at December 31, 2012	$83,684,530	$223,192,381

See notes to financial statements.

B-38

Investment Divisions
Fidelity VIP Overseas Service Class 2	Templeton Global Bond Securities Class 2	Templeton Growth Securities Class 2	Templeton Foreign Securities Class 2	Franklin Income Securities Class 2	Mutual Shares Securities Class 2	Franklin U.S. Government Class 2

$(836)	$151,651	$(14,553)	$—	$131,069	$17,985	$1,776,985
5,726	64,202	(312,088)	—	39,907	5,758	191,825
441	25,004	—	—	—	—	—
(55,506)	(430,439)	(254,839)	—	(174,112)	(67,265)	2,336,985

(50,175)	(189,582)	(581,480)	—	(3,136)	(43,522)	4,305,795

52,522	2,692,530	293,280	—	1,182,762	791,978	48,447,114
10,234	209,690	(54,486)	—	169,190	45,582	2,173,947
(21,209)	—	(43,014)	—	(94,914)	—	(194,675)
(8,881)	(170,499)	(884,034)	—	(276,183)	(21,029)	(2,243,863)
(51)	(594)	(3,036)	—	(496)	(168)	(12,682)
384	(93)	(19,026)	—	(610)	(16)	(912,067)

32,999	2,731,034	(710,316)	—	979,749	816,347	47,257,774

—	—	—	—	—	—	—

(17,176)	2,541,452	(1,291,796)	—	976,613	772,825	51,563,569
238,967	2,737,283	7,462,662	—	2,512,685	966,892	75,621,604

$221,791	$5,278,735	$6,170,866	$—	$3,489,298	$1,739,717	$127,185,173

$245	$297,297	$29,286	$(86,010)	$204,462	$12,483	$1,984,039
(300)	30,448	(268,056)	26,085	19,252	11,120	184,414
917	9,896	—	—	—	—	—
41,855	436,630	1,366,308	1,825,678	194,198	219,328	(1,616,550)

42,717	774,271	1,127,538	1,765,753	417,912	242,931	551,903

45,690	989,525	236,821	21,062,256	651,065	389,120	57,531,051
16,784	198,871	(59,012)	1,788,581	164,630	76,817	18,145,624
—	(75,770)	(4,818)	(10,821)	(119,617)	—	(571,198)
(37,209)	(175,283)	(718,129)	(90,467)	(170,203)	(25,729)	(3,045,550)
(140)	(1,065)	(2,774)	(4)	(1,034)	(381)	(17,941)
106	650	(24,444)	890	1,529	(420)	(1,705,040)

25,231	936,928	(572,356)	22,750,435	526,370	439,407	70,336,946

—	—	—	—	—	—	—

67,948	1,711,199	555,182	24,516,188	944,282	682,338	70,888,849
221,791	5,278,735	6,170,866	—	3,489,298	1,739,717	127,185,173

$289,739	$6,989,934	$6,726,048	$24,516,188	$4,433,580	$2,422,055	$198,074,022

B-39

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2011 and 2012 (continued)

	Franklin Rising Dividends Securities Class 2	Franklin Small Cap Value Securities Class 2

2011 Increase/(Decrease) from Operations
Net investment income/(expense)	$(6,070)	$(543,158)
Net realized gain/(loss) from sale of investments	(159,177)	412,327
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	1,158,359	(3,076,954)

Net increase/(decrease) resulting from operations	993,112	(3,207,785)

2011 Contract Transactions
Contract purchase payments	94,279	15,533,025
Transfers between investment divisions, net	589,573	2,966
Transfers on account of death	(147,667)	(195,849)
Transfers for annuity benefits, surrenders and partial withdrawals	(1,603,616)	(2,352,664)
Contract fees	(5,208)	(10,903)
Transfers–other	(122,223)	(514,234)

Net increase/(decrease) from contract transactions	(1,194,862)	12,462,341

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(201,750)	9,254,556
Net Assets at December 31, 2010	22,765,131	64,830,883

Net Assets at December 31, 2011	$22,563,381	$74,085,439

2012 Increase/(Decrease) from Operations
Net investment income/(expense)	$23,713	$(579,293)
Net realized gain/(loss) from sale of investments	(16,167)	2,389,332
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	2,219,037	11,777,387

Net increase/(decrease) resulting from operations	2,226,583	13,587,426

2012 Contract Transactions
Contract purchase payments	76,618	12,011,138
Transfers between investment divisions, net	121,751	(1,524,386)
Transfers on account of death	(46,459)	(234,182)
Transfers for annuity benefits, surrenders and partial withdrawals	(1,961,007)	(2,817,877)
Contract fees	(4,963)	(12,611)
Transfers–other	(146,800)	(799,430)

Net increase/(decrease) from contract transactions	(1,960,860)	6,622,652

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	265,723	20,210,078
Net Assets at December 31, 2011	22,563,381	74,085,439

Net Assets at December 31, 2012	$22,829,104	$94,295,517

See notes to financial statements.

B-40

Investment Divisions
MFS Research Bond Service Class	MFS Core Equity Service Class	MFS Growth Service Class	MFS Investors Trust Service Class	MFS New Discovery Series Service Class	MFS Strategic Income Service Class	MFS Total Return Service Class

$30,311	$(2,066)	$(27,242)	$(6,560)	$(36,396)	$58,310	$160,414
82,378	(1,542)	27,343	1,191	404,728	5,711	(371,261)
43,862	—	—	—	274,252	—	—
56,829	(3,379)	(28,612)	(26,929)	(900,074)	(22,777)	230,255

213,380	(6,987)	(28,511)	(32,298)	(257,490)	41,244	19,408

6,583,320	22,752	237,848	8,233	18,948	31,748	209,618
539,837	5,270	(119,567)	(12,129)	29,128	94,728	(374,017)
(9,012)	—	(21,890)	—	—	(27,181)	(324,649)
(273,590)	(7,299)	(114,157)	(44,750)	(402,700)	(192,844)	(2,406,406)
(1,051)	(201)	(1,184)	(604)	(740)	(502)	(7,950)
(17,271)	(92)	(3,511)	(1,827)	(5,112)	(2,427)	(31,348)

6,822,233	20,430	(22,461)	(51,077)	(360,476)	(96,478)	(2,934,752)

—	—	—	—	—	—	—

7,035,613	13,443	(50,972)	(83,375)	(617,966)	(55,234)	(2,915,344)
3,634,223	226,694	1,790,317	864,342	2,259,806	1,480,477	20,733,105

$10,669,836	$240,137	$1,739,345	$780,967	$1,641,840	$1,425,243	$17,817,761

$510,014	$(2,836)	$(31,116)	$(6,843)	$(31,316)	$57,650	$168,606
150,481	(14)	75,196	(76)	110,281	48,612	(202,795)
250,380	—	—	—	176,796	—	—
710,315	37,327	217,700	136,297	37,088	18,020	1,581,329

1,621,190	34,477	261,780	129,378	292,849	124,282	1,547,140

35,040,511	9,702	232,637	7,519	13,338	22,530	133,547
5,960,095	3,716	(42,326)	15,011	39,046	52,627	(75,133)
(113,537)	—	(81,687)	(1,515)	—	—	(91,068)
(942,879)	(7,623)	(112,112)	(35,346)	(85,914)	(194,601)	(2,531,891)
(1,851)	(159)	(1,163)	(524)	(694)	(605)	(7,463)
(139,074)	(127)	(372)	(1,686)	(5,947)	(1,236)	(29,962)

39,803,265	5,509	(5,023)	(16,541)	(40,171)	(121,285)	(2,601,970)

—	—	—	—	—	—	—

41,424,455	39,986	256,757	112,837	252,678	2,997	(1,054,830)
10,669,836	240,137	1,739,345	780,967	1,641,840	1,425,243	17,817,761

$52,094,291	$280,123	$1,996,102	$893,804	$1,894,518	$1,428,240	$16,762,931

B-41

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2011 and 2012 (continued)

	MFS Utilities Service Class	MFS Value Service Class

2011 Increase/(Decrease) from Operations
Net investment income/(expense)	$526,907	$(830)
Net realized gain/(loss) from sale of investments	731,405	13,658
Reinvested realized gain distributions	—	2,599
Net change in unrealized appreciation/(depreciation) of investments	104,279	(37,603)

Net increase/(decrease) resulting from operations	1,362,591	(22,176)

2011 Contract Transactions
Contract purchase payments	15,652,381	361,167
Transfers between investment divisions, net	(753,177)	7,003
Transfers on account of death	(80,803)	—
Transfers for annuity benefits, surrenders and partial withdrawals	(627,893)	(29,859)
Contract fees	(3,888)	(126)
Transfers–other	(265,822)	(94)

Net increase/(decrease) from contract transactions	13,920,798	338,091

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	15,283,389	315,915
Net Assets at December 31, 2010	23,113,105	363,896

Net Assets at December 31, 2011	$38,396,494	$679,811

2012 Increase/(Decrease) from Operations
Net investment income/(expense)	$2,611,071	$(1,199)
Net realized gain/(loss) from sale of investments	1,121,434	18,210
Reinvested realized gain distributions	—	6,038
Net change in unrealized appreciation/(depreciation) of investments	1,856,339	74,834

Net increase/(decrease) resulting from operations	5,588,844	97,883

2012 Contract Transactions
Contract purchase payments	17,494,089	86,141
Transfers between investment divisions, net	691,992	7,270
Transfers on account of death	(117,865)	—
Transfers for annuity benefits, surrenders and partial withdrawals	(807,055)	(37,386)
Contract fees	(5,721)	(157)
Transfers–other	(522,408)	(8)

Net increase/(decrease) from contract transactions	16,733,032	55,860

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	22,321,876	153,743
Net Assets at December 31, 2011	38,396,494	679,811

Net Assets at December 31, 2012	$60,718,370	$833,554

See notes to financial statements.

B-42

Investment Divisions
MFS Technology Service Class	MFS New Discovery Portfolio Service Class	Oppenheimer Capital Appreciation/VA Service Class	Oppenheimer International Growth/VA Service Class	Oppenheimer Main Street Small- & Mid- Cap/VA Service Class	Oppenheimer Global Strategic Income/VA Service Class	PIMCO Low Duration Advisor Class

$—	$—	$(1,040,885)	$(8,115)	$(792,073)	$1,416,390	$242
—	—	1,429,108	9,217	1,782,291	1,307,853	3,257
—	—	—	—	—	1,557,351	—
—	—	(3,086,598)	(94,355)	(3,736,109)	(6,509,522)	(19,744)

—	—	(2,698,375)	(93,253)	(2,745,891)	(2,227,928)	(16,245)

—	—	17,429,504	314,576	35,739,118	65,129,086	1,082,161
—	—	(512,406)	9,061	267,342	8,184,865	219,669
—	—	(144,720)	—	(138,855)	(286,247)	—
—	—	(1,546,211)	(33,153)	(1,364,902)	(3,241,974)	(59,933)
—	—	(9,987)	(234)	(8,409)	(18,259)	(551)
—	—	(739,894)	(15)	(612,735)	(1,328,225)	—

—	—	14,476,286	290,235	33,881,559	68,439,246	1,241,346

—	—	—	—	—	—	—

—	—	11,777,911	196,982	31,135,668	66,211,318	1,225,101
—	—	64,382,265	635,355	55,939,723	112,271,754	1,525,514

$—	$—	$76,160,176	$832,337	$87,075,391	$178,483,072	$2,750,615

$(22,704)	$(23,037)	$(871,895)	$(4,680)	$(1,335,595)	$9,077,215	$7,006
1,638	(187)	1,941,269	58,327	2,335,388	1,695,856	10,406
—	124,218	—	—	—	2,361,952	—
122,937	80,980	8,140,768	125,482	15,280,833	10,112,689	110,298

101,871	181,974	9,210,142	179,129	16,280,626	23,247,712	127,710

5,547,153	5,546,350	628,391	465,421	41,682,143	50,994,418	492,706
696,525	560,858	(650,722)	73,532	4,250,647	4,729,481	319,307
—	—	(178,031)	(344,964)	(292,026)	(746,725)	(73,538)
(27,547)	(27,567)	(1,514,842)	(44,833)	(1,777,803)	(3,986,303)	(195,700)
(4)	(1)	(11,783)	(374)	(12,569)	(25,535)	(681)
447	682	(1,056,675)	12,094	(1,241,922)	(2,436,058)	8

6,216,574	6,080,322	(2,783,662)	160,876	42,608,470	48,529,278	542,102

—	—	—	—	—	—	—

6,318,445	6,262,296	6,426,480	340,005	58,889,096	71,776,990	669,812
—	—	76,160,176	832,337	87,075,391	178,483,072	2,750,615

$6,318,445	$6,262,296	$82,586,656	$1,172,342	$145,964,487	$250,260,062	$3,420,427

B-43

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2011 and 2012 (continued)

	PIMCO Real Return Advisor Class	PIMCO Total Return Advisor Class	Pioneer Fundamental Value VCT Class II

2011 Increase/(Decrease) from Operations
Net investment income/(expense)	$7,139	$1,572,751	$(870,204)
Net realized gain/(loss) from sale of investments	36,937	661,332	847,568
Reinvested realized gain distributions	83,446	2,676,266	—
Net change in unrealized appreciation/(depreciation) of investments	62,180	(2,301,905)	(6,303,809)

Net increase/(decrease) resulting from operations	189,702	2,608,444	(6,326,445)

2011 Contract Transactions
Contract purchase payments	654,803	89,413,289	48,830,958
Transfers between investment divisions, net	835,624	10,261,369	6,764,709
Transfers on account of death	—	(251,110)	(220,766)
Transfers for annuity benefits, surrenders and partial withdrawals	(178,761)	(3,130,822)	(2,382,284)
Contract fees	(456)	(17,311)	(14,102)
Transfers–other	(39)	(1,094,902)	(1,064,890)

Net increase/(decrease) from contract transactions	1,311,171	95,180,513	51,913,625

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	1,500,873	97,788,957	45,587,180
Net Assets at December 31, 2010	1,374,442	97,760,073	95,806,166

Net Assets at December 31, 2011	$2,875,315	$195,549,030	$141,393,346

2012 Increase/(Decrease) from Operations
Net investment income/(expense)	$(22,970)	$2,974,999	$(765,728)
Net realized gain/(loss) from sale of investments	42,733	875,800	1,788,027
Reinvested realized gain distributions	228,708	6,859,978	—
Net change in unrealized appreciation/(depreciation) of investments	6,474	10,249,310	12,964,425

Net increase/(decrease) resulting from operations	254,945	20,960,087	13,986,724

2012 Contract Transactions
Contract purchase payments	1,402,756	139,590,294	39,030,103
Transfers between investment divisions, net	95,089	22,405,318	3,528,245
Transfers on account of death	(81,164)	(884,255)	(430,838)
Transfers for annuity benefits, surrenders and partial withdrawals	(152,441)	(4,975,056)	(2,792,521)
Contract fees	(930)	(29,696)	(19,199)
Transfers–other	1,761	(2,603,336)	(1,933,162)

Net increase/(decrease) from contract transactions	1,265,071	153,503,269	37,382,628

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	1,520,016	174,463,356	51,369,352
Net Assets at December 31, 2011	2,875,315	195,549,030	141,393,346

Net Assets at December 31, 2012	$4,395,331	$370,012,386	$192,762,698

See notes to financial statements.

B-44

Investment Divisions
Pioneer Equity Income VCT Class II	Pioneer Fund VCT Class II	Pioneer Mid Cap Value VCT Class II	American Century VP Mid Cap Value Class II	Dreyfus Appreciation Service Class	Ivy VIP Mid Cap Growth	Putnam VT Equity Income IB Shares

$1,354	$(39)	$(734,568)	$—	$—	$—	$—
3,232	96	1,131,146	—	—	—	—
—	2,922	—	—	—	—	—
890	(7,512)	(7,385,877)	—	—	—	—

5,476	(4,533)	(6,989,299)	—	—	—	—

118,591	40,637	44,974,347	—	—	—	—
1,978	—	5,670,991	—	—	—	—
—	—	(167,924)	—	—	—	—
(1,123)	(417)	(1,741,872)	—	—	—	—
(76)	(17)	(10,415)	—	—	—	—
91	—	(774,282)	—	—	—	—

119,461	40,203	47,950,845	—	—	—	—

—	—	—	—	—	—	—

124,937	35,670	40,961,546	—	—	—	—
129,733	17,603	69,953,394	—	—	—	—

$254,670	$53,273	$110,914,940	$—	$—	$—	$—

$455,398	$(229)	$(842,673)	$40,646	$52,350	$(62,730)	$(75,179)
6,636	1,321	1,667,893	655	510	1,108	11,781
—	1,031	—	—	—	—	—
65,841	1,620	10,237,946	658,449	(228,058)	730,976	977,983

527,875	3,743	11,063,166	699,750	(175,198)	669,354	914,585

27,517,403	1,610	36,214,937	16,957,838	13,688,814	15,237,694	18,134,875
2,953,392	(25,690)	7,572,305	1,709,376	1,652,861	1,472,509	1,673,023
(12,692)	—	(651,270)	(8,531)	(6,317)	(6,401)	(8,523)
(138,742)	(425)	(2,214,566)	(86,007)	(66,738)	(68,067)	(85,178)
(114)	(25)	(15,453)	(3)	(2)	(2)	(3)
1,436	—	(1,549,380)	682	465	883	1,050

30,320,683	(24,530)	39,356,573	18,573,355	15,269,083	16,636,616	19,715,244

—	—	—	—	—	—	—

30,848,558	(20,787)	50,419,739	19,273,105	15,093,885	17,305,970	20,629,829
254,670	53,273	110,914,940	—	—	—	—

$31,103,228	$32,486	$161,334,679	$19,273,105	$15,093,885	$17,305,970	$20,629,829

B-45

THE GUARDIAN SEPARATE ACCOUNT R

NOTES TO FINANCIAL STATEMENTS (December 31, 2012)

NOTE 1 — ORGANIZATION

The Guardian Separate Account R (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was organized by The Guardian Insurance & Annuity Company, Inc. (GIAC) on March 12, 2003, and commenced operations on March 8, 2004. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the individual and group deferred variable annuity contracts offered through the Account. GIAC provides for accumulations and benefits under the contracts by crediting the net premium purchase payments to one or more investment divisions established within the Account or to the Fixed Rate Option (FRO), as selected by the contract owner. Amounts allocated to the FRO are maintained by GIAC in its general account. The contract owner may transfer his or her contract value among the various investment options based on the selected contract within the Account, or the FRO. However, a contract owner may only invest in up to twenty investment options, including FRO, at any time. Contract owners who qualify may also purchase either a seven year or contract anniversary Enhanced Death Benefit Rider or a Guaranteed Minimum Death Benefit Rider (GMDB) and elect a Living Benefit Rider and/or Earnings Benefit Rider, which may provide greater benefits than the proceeds payable under the basic contract.

The eighty-seven investment options of the Account correspond to the following underlying mutual funds and classes of shares in which the investment option invests (collectively, the Funds and individually, a Fund):

RS Large Cap Alpha VIP Series

RS S&P 500 Index VIP Series

RS High Yield VIP Series

RS Low Duration Bond VIP Series

RS Small Cap Growth Equity VIP Series

RS International Growth VIP Series

RS Emerging Markets VIP Series

RS Investment Quality Bond VIP Series

RS Money Market VIP Series

Gabelli Capital Asset Fund

Value Line Centurion Fund

Value Line Strategic Asset Management Trust

Invesco Van Kampen V.I. American Franchise Fund Series II (formerly Invesco V.I. Capital Appreciation Fund Series II)

Invesco Van Kampen V.I. Value Opportunities Fund Series II (formerly Invesco V.I. Basic Value Fund Series II)

Invesco V.I. Global Real Estate Fund Series II

Invesco V.I. Government Securities Fund Series II

Invesco V.I. Mid Cap Core Equity Fund Series II

Invesco V.I. Core Equity Fund Series II

Invesco V.I. International Growth Fund Series II

Invesco V.I. Small Cap Equity Fund Series II

Invesco Van Kampen V.I. Comstock Fund Series II

Invesco Van Kampen V.I. American Value Fund Series II (formerly Invesco Van Kampen V.I. Mid Cap Value Fund Series II)

Invesco Van Kampen V.I. Growth and Income Fund Series II

Alger Capital Appreciation Portfolio Class S

AllianceBernstein VPS Growth & Income Portfolio Class B

AllianceBernstein VPS International Value Portfolio Class B

AllianceBernstein VPS Large Cap Growth Portfolio Class B

AllianceBernstein VPS Global Thematic Growth Portfolio Class B

AllianceBernstein VPS Real Estate Investment Portfolio Class B

AllianceBernstein VPS Value Portfolio Class B

AllianceBernstein VPS Dynamic Asset Allocation Portfolio Class B

BlackRock Capital Appreciation V.I. Fund Class III

BlackRock Global Allocation V.I. Fund Class III

BlackRock Large Cap Core V.I. Fund Class III

BlackRock Large Cap Value V.I. Fund Class III

Columbia Variable Portfolio — Asset Allocation Fund Class 2

Columbia Variable Portfolio — Small Cap Value Fund Class 2

Columbia Variable Portfolio — Small Company Growth Fund Class 2

Columbia Variable Portfolio — Marsico 21st Century Fund Class 2

Columbia Variable Portfolio — Marsico Growth Fund Class 2

Columbia Variable Portfolio — Seligman Global Technology Fund Class 2

Davis Financial Portfolio

Davis Real Estate Portfolio

Davis Value Portfolio

Wells Fargo Advantage VT International Equity Fund Class 2

Wells Fargo Advantage VT Small Cap Value Fund Class 2

Fidelity VIP Balanced Portfolio Service Class 2

Fidelity VIP Contrafund Portfolio Service Class 2

Fidelity VIP Equity-Income Portfolio Service Class 2

B-46

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

Fidelity VIP Growth Portfolio Service Class 2

Fidelity VIP Investment Grade Bond Portfolio Service Class 2

Fidelity VIP Mid Cap Portfolio Service Class 2

Fidelity VIP Overseas Portfolio Service Class 2

Templeton Global Bond Securities Fund Class 2

Templeton Growth Securities Fund Class 2

Templeton Foreign Securities Fund Class 2

Franklin Income Securities Fund Class 2

Mutual Shares Securities Fund Class 2

Franklin U.S. Government Fund Class 2

Franklin Rising Dividends Securities Fund Class 2

Franklin Small Cap Value Securities Fund Class 2

MFS Research Bond Series Service Class

MFS Core Equity Series Service Class

MFS Growth Series Service Class

MFS Investors Trust Series Service Class

MFS New Discovery Series Service Class

MFS Strategic Income Series Service Class

MFS Total Return Series Service Class

MFS Utilities Series Service Class

MFS Value Series Service Class

MFS Technology Portfolio Service Class

MFS New Discovery Portfolio Service Class

Oppenheimer Capital Appreciation Fund/VA Service Class

Oppenheimer International Growth Fund/VA Service Class

Oppenheimer Main Street Small- & Mid-Cap Fund/VA Service Class

Oppenheimer Global Strategic Income Fund/VA Service Class

PIMCO Low Duration Portfolio Advisor Class

PIMCO Real Return Portfolio Advisor Class

PIMCO Total Return Portfolio Advisor Class

Pioneer Fundamental Value VCT Portfolio Class II (formerly Pioneer Cullen Value VCT Portfolio Class II)

Pioneer Equity Income VCT Portfolio Class II

Pioneer Fund VCT Portfolio Class II

Pioneer Mid Cap Value VCT Portfolio Class II

American Century VP Mid Cap Value Fund Class II

Dreyfus Appreciation Portfolio Service Class

Ivy Funds VIP Mid Cap Growth Portfolios

Putnam VT Equity Income Fund IB Shares

A tax-qualified and a non-tax-qualified investment division has been established within each investment option available in the Account.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make annuity payments, are obligations of GIAC.

The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets are sufficient to fund the amount required under the state insurance law to provide for death benefits (without regard to the policy’s minimum death benefit guarantee, guaranteed minimum income benefit or guaranteed minimum withdrawal benefit) and other policy benefits. Assets are held in GIAC’s general account to cover the contingency that a policy’s guaranteed benefit might exceed the benefit that would have been payable in the absence of such guarantee.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The following is a summary of significant accounting policies of the Account:

Investments

(a)	Net proceeds of payments made by contract owners to the Account are invested by the Account’s investment divisions in shares of the corresponding Funds at net asset value. All distributions made by the Fund are reinvested in shares of the same Fund.

(b)	The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

(c)	Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date. Realized gains and losses are determined based on the cost of securities sold.

(d)	The cost of investments sold is determined on a first in, first out (FIFO) basis.

B-47

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

The guidance pertaining to the disclosure of fair value measurements requires (1) the separate disclosure of significant transfers in and out of Level 1 and Level 2 fair value measurements, (2) additional breakout of the information presented in reconciliation of Level 3 fair value measurements, and (3) increased disclosure about inputs and valuation techniques used to measure fair value. For the year ended December 31, 2012, there were no transfers in and out of Level 1 and Level 2, and there were no Level 3 fair value measurement items requiring reconciliation.

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requirements for expanded disclosures. This new guidance is effective for 2012 and should be applied prospectively. The Account adopted this guidance in 2012, which impacted this financial statement disclosure.

The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect management’s view of market assumptions based on internally developed data in the absence of observable market information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1 — inputs are quoted market prices available in active markets for identical assets on the reporting date. Assets in this category generally include actively traded registered mutual funds.

Level 2 — inputs are quoted prices for similar instruments in active markets, or quoted prices for identical or similar instruments in markets that are not active.

Level 3 — inputs are unobservable where there is little or no market activity and assumptions are based on internally derived information. Assets in this category generally include all other types of investments that do not meet the criteria of Level 1 or 2. As of December 31, 2012, none of the Account investments are considered Level 3.

The Account invests in various registered mutual funds managed by RS Investment Management Co., an affiliated company, and unaffiliated third parties. The fair value of the registered mutual funds is based upon the reported net asset values (“NAVs”) as provided by the fund manager. The Fair Value Hierarchy level of the Account net assets is based on observable market inputs of the registered mutual funds as published on recognized market exchanges. GIAC’s management reviews each mutual fund’s liquidity in each mutual fund in order to determine the level at which those investments should be reported. Generally, actively traded registered mutual funds are considered Level 1.

As of December 31, 2012, all investments of the Account were in actively traded registered mutual funds and were considered Level 1 with a total fair value of $4,830,236,162.

The guidance indicates that entities should determine whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. The guidance also indicates that entities should consider and evaluate the impact of decreased market activity and whether transactions are orderly in arriving at a fair value for its assets and liabilities, including evaluating whether values provided by pricing services are based on current information that reflects orderly transactions. As of December 31, 2012, none of the Account’s registered mutual funds investments’ level of trading activities is considered to have significantly decreased.

There were no financial instrument liabilities held by the Account as of December 31, 2012, or during the twelve months then ended.

Subsequent Events

The Account considers events occurring after the balance sheet date but prior to March 20, 2013, the issuance of the financial statements to be subsequent events requiring disclosure. There were no subsequent events for the year ended December 31, 2012.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

Individual Mortality Table Used and the Assumed Investment Return

Net assets allocated to payout contracts involving life contingencies are computed according to the 1971, 1983 and 2000 Individual Annuity Mortality Tables and the assumed investment return is between 4.0% - 6.0%, as applicable based on the annuitization date. The mortality risk is fully borne by GIAC and may result in additional amounts being transferred into the Account to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the general account of GIAC.

Federal Income Taxes

The operations of the Account are part of the operations of GIAC and, as such, are included in the consolidated tax return of Guardian. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. Under current tax law, no federal income taxes are payable by GIAC with respect to the operations of the Account.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

NOTE 3 — PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2012, were as follows:

	Purchases	Sales
RS Large Cap Alpha VIP Series	$68,048,529	$20,734,685
RS S&P 500 Index VIP Series	13,695,516	6,890,545
RS High Yield VIP Series	3,840,301	3,741,560
RS Low Duration Bond VIP Series	67,399,912	4,943,808
RS Partners VIP Series	632,439	6,900,552
RS Small Cap Growth Equity VIP Series	1,438,641	2,104,857
RS International Growth VIP Series	4,147,055	7,514,216
RS Emerging Markets VIP Series	2,291,514	3,801,842
RS Investment Quality Bond VIP Series	125,550,988	31,228,257
RS Global Natural Resources VIP Series	398,442	5,723,942
RS Value VIP Series	3,898	430,541
RS Money Market VIP Series	18,989,469	22,377,857
Gabelli Capital Asset Fund	1,335,313	1,934,702
Value Line Centurion Fund	99,158	304,772
Value Line Strategic Asset Management Trust	789,799	1,253,776
Invesco Van Kampen V.I. American Franchise Fund Series II (formerly Invesco V.I. Capital Appreciation Fund Series II)	789,215	1,924,860
Invesco Van Kampen V.I. Value Opportunities Fund Series II (formerly Invesco V.I. Basic Value Fund Series II)	52,343	162,038
Invesco V.I. Global Real Estate Fund Series II	232,990	40,536
Invesco V.I. Government Securities Fund Series II	432,706	1,945,702
Invesco V.I. Mid Cap Core Equity Fund Series II	16,499,243	865,729
Invesco V.I. Core Equity Fund Series II	52,501,004	1,491,451
Invesco V.I. International Growth Fund Series II	42,864,756	741,832
Invesco V.I. Small Cap Equity Fund Series II	18,550,617	928,608
Invesco Van Kampen V.I. Comstock Fund Series II	56,565,452	3,327,450
Invesco Van Kampen V.I. American Value Fund Series II (formerly Invesco Van Kampen V.I. Mid Cap Value Fund Series II)	15,753,206	1,265,247
Invesco Van Kampen V.I. Growth and Income Fund Series II	337,176	1,589,964
Alger Capital Appreciation Portfolio Class S	526,629	520,750
AllianceBernstein VPS Growth & Income Portfolio Class B	266,643	543,876
AllianceBernstein VPS International Value Portfolio Class B	4,314,923	2,863,728
AllianceBernstein VPS Large Cap Growth Portfolio Class B	147,272	366,293
AllianceBernstein VPS Global Thematic Growth Portfolio Class B	107,846	158,267
AllianceBernstein VPS Real Estate Investment Portfolio Class B	1,107,319	998,871
AllianceBernstein VPS Value Portfolio Class B	77,901	357,294
AllianceBernstein VPS Dynamic Asset Allocation Portfolio Class B	2,648	294
BlackRock Capital Appreciation V.I. Fund Class III	67,401,558	1,193,874
BlackRock Global Allocation V.I. Fund Class III	1,096,732	463,952
BlackRock Large Cap Core V.I. Fund Class III	76,261,164	7,468,633
BlackRock Large Cap Value V.I. Fund Class III	251,729	361,461
Columbia Variable Portfolio — Asset Allocation Fund Class 2	265,755	200,261
Columbia Variable Portfolio — Small Cap Value Fund Class 2	28,759,769	4,160,505
Columbia Variable Portfolio — Small Company Growth Fund Class 2	31,205	197,158
Columbia Variable Portfolio — Marsico 21st Century Fund Class 2	204,918	169,203
Columbia Variable Portfolio — Marsico Growth Fund Class 2	65,831	203,063
Columbia Variable Portfolio — Seligman Global Technology Fund Class 2	17,887,848	2,277,543
Davis Financial Portfolio	230,798	296,106
Davis Real Estate Portfolio	375,856	694,258
Davis Value Portfolio	6,022,016	6,768,963
Wells Fargo Advantage VT International Equity Fund Class 2	73,554,548	5,330,701
Wells Fargo Advantage VT Small Cap Value Fund Class 2	140,138	37,987

B-50

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

	Purchases	Sales
Fidelity VIP Balanced Portfolio Service Class 2	$497,652	$1,051,014
Fidelity VIP Contrafund Portfolio Service Class 2	94,972,336	32,696,417
Fidelity VIP Equity-Income Portfolio Service Class 2	2,564,851	4,153,377
Fidelity VIP Growth Portfolio Service Class 2	202,645	425,824
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	12,147,230	10,432,490
Fidelity VIP Mid Cap Portfolio Service Class 2	59,264,473	9,670,866
Fidelity VIP Overseas Portfolio Service Class 2	95,224	68,455
Templeton Global Bond Securities Fund Class 2	1,905,410	665,395
Templeton Growth Securities Fund Class 2	528,408	1,071,836
Templeton Foreign Securities Fund Class 2	22,948,843	254,050
Franklin Income Securities Fund Class 2	1,151,098	419,018
Mutual Shares Securities Fund Class 2	520,608	67,400
Franklin U.S. Government Fund Class 2	75,552,661	3,183,024
Franklin Rising Dividends Securities Fund Class 2	1,031,828	2,969,376
Franklin Small Cap Value Securities Fund Class 2	19,134,825	13,090,868
MFS Research Bond Series Service Class	42,261,951	1,654,903
MFS Core Equity Series Service Class	16,246	13,406
MFS Growth Series Service Class	441,059	478,082
MFS Investors Trust Series Service Class	100,663	123,805
MFS New Discovery Series Service Class	498,997	393,373
MFS Strategic Income Series Service Class	193,986	258,352
MFS Total Return Series Service Class	659,320	3,096,678
MFS Utilities Series Service Class	22,877,483	3,530,849
MFS Value Series Service Class	147,859	87,605
MFS Technology Portfolio Service Class	6,233,236	33,662
MFS New Discovery Portfolio Service Class	6,222,962	35,423
Oppenheimer Capital Appreciation Fund/VA Service Class	2,452,279	6,098,904
Oppenheimer International Growth Fund/VA Service Class	551,532	394,739
Oppenheimer Main Street Small- & Mid-Cap Fund/VA Service Class	47,608,384	6,307,993
Oppenheimer Global Strategic Income Fund/VA Service Class	70,143,132	10,123,170
PIMCO Low Duration Portfolio Advisor Class	971,396	419,138
PIMCO Real Return Portfolio Advisor Class	1,862,864	385,552
PIMCO Total Return Portfolio Advisor Class	176,346,165	12,919,802
Pioneer Fundamental Value VCT Portfolio Class II (formerly Pioneer Cullen Value VCT Portfolio Class II )	41,949,958	5,313,528
Pioneer Equity Income VCT Portfolio Class II	30,843,711	41,475
Pioneer Fund VCT Portfolio Class II	3,044	27,140
Pioneer Mid Cap Value VCT Portfolio Class II	43,900,509	5,382,594
American Century VP Mid Cap Value Fund Class II	18,642,723	11,493
Dreyfus Appreciation Portfolio Service Class	15,347,159	8,803
Ivy Funds VIP Mid Cap Growth Portfolios	16,614,153	17,537
Putnam VT Equity Income Fund IB Shares	19,769,071	107,827

Total	$1,651,518,660	$307,287,609

NOTE 4 — EXPENSES AND RELATED PARTY TRANSACTIONS

GIAC deducts certain charges from the contract. Contractual charges paid to GIAC include:

Contract Charges

A fixed annual contract fee of $35 (lower where required by State law) is deducted on each contract anniversary date before annuitization and upon surrender prior to annuitization to cover GIAC’s administrative expenses. The contract fee may be waived if the accumulation value is $100,000 or more on the anniversary date when the charge is deducted. These charges are assessed through redemption of units. For the years ended December 31, 2011 and 2012, contract fees amounted to $478,046 and $567,184, respectively.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

Expense Charges

(1)	A mortality and expense risk charge is deducted through a reduction of the unit value and is a daily charge based on an annual rate as shown below by each series of the average daily net assets applicable to the Account. There are additional charges applicable to each rider option based on series, calculated as a percentage of average daily net asset value of the applicable contracts as shown below:

•	For The Guardian Investor Asset Builder Variable Annuity Series (GIAB), an annual rate of 1.25%

a)	7 Year Enhanced Death Benefit Rider (EDBR), with an annual rate of .20%;

b)	7 Year Enhanced Death Benefit Rider (EDBR) and Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), with an annual rate of .45%;

c)	7 Year Enhanced Death Benefit Rider (EDBR) and Living Benefit Rider (LBR) and Earnings Benefit Rider (EBR), with an annual rate of .70%;

d)	Contracts with Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR) or Contract Anniversary Enhanced Death Benefit Rider (CAEDB), with an annual rate of .25%;

e)	Contracts with Contract Anniversary Enhanced Death Benefit Rider (CAEDB) and Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), with an annual rate of .50%;

f)	Contracts with Contract Anniversary Enhanced Death Benefit Rider (CAEDB) with Living Benefit Rider (LBR) and Earnings Benefit Rider (EBR), with an annual rate of .75%;

g)	Guaranteed Minimum Death Benefit (GMDB), with an annual rate of .30%;

h)	Guaranteed Minimum Death Benefit (GMDB) and Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), with an annual rate of .55%;

i)	Guaranteed Minimum Death Benefit (GMDB) with Living Benefit Rider (LBR) and Earnings Benefit Rider (EBR), with an annual rate of .80%.

•	For The Guardian Investor Variable Annuity B Series (B Series), an annual rate of 1.10% or The Guardian Investor Variable Annuity L Series (L Series), an annual rate of 1.45%

a)	Highest Anniversary Value Death Benefit Rider (HAVDB), with an annual rate of .40% (.25% before 7/6/10) or Earnings Benefit Rider (EBR), with an annual rate of .25%;

b)	Highest Anniversary Value Death Benefit Rider (HAVDB) and Earnings Benefit Rider (EBR), with an annual rate of .65% (.50% before 7/6/10).

•	For The Guardian Investor II Variable Annuity B Series (B Series 2012), an annual rate of 1.15% or The Guardian Investor Annuity II Variable Annuity L Series (L Series 2012), an annual rate of 1.5%

a)	Highest Anniversary Value Death Benefit Rider (HAVDB), with an annual rate of .40% or Earnings Benefit Rider (EBR), with an annual rate of .25%;

b)	Highest Anniversary Value Death Benefit Rider (HAVDB) and Earnings Benefit Rider (EBR), with an annual rate of .65%.

(2)	A daily administrative expense charge against the net assets of each investment option, through a reduction of the unit value, in an amount equal to .20% on an annual basis for GIAB, B Series and L Series or .25% on an annual basis for B Series 2012 and L Series 2012.

(3)	Additional optional benefit riders deducted as follows:

a)	Annual Guaranteed Minimum Income Benefit Rider (GMIB), with an anniversary and upon termination rate of .50% of the accumulation value for GIAB.

b)	Guaranteed Lifetime Withdrawal Benefit Rider (GLWB)/Guaranteed Minimum Withdrawal Benefit Rider (GMWB), with an annual rate ranging from .40% to 2.15% of the adjusted Guaranteed Withdrawal Balance at the time the charge is deducted on each contract anniversary and prior to payment of any death benefit or the annuitization of the contract, depending on the option chosen. For the years ended December 31, 2011 and 2012, these rider fees amounted to $18,317,517 and $33,538,391, respectively.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

(4)	A charge for premium taxes deducted from either the contract payment or upon annuitization, as determined in accordance with applicable state law.

Currently, GIAC makes no charge against the Account for GIAC’s federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

Guardian Investor Services LLC (GIS), a wholly owned subsidiary of The Guardian Life Insurance Company of America, has a majority interest in RS Investment Management Co. LLC (RS Investments), a San Francisco investment management firm specializing in mutual funds and institutional investment accounts.

RS Investments serves as investment adviser and administrator to each of the Variable Product Funds Series (RS Funds). GIS serves as sub-adviser to certain RS funds and is the principal underwriter to all RS Funds. In addition, RS Investments, GIS, Guardian Baillie Gifford Ltd. (GBG), and Baillie Gifford Overseas Ltd. (BG Overseas) also have the roles described below. GIAC and BG Overseas each have an equity ownership interest in GBG.

RS Investments provides day-to-day investment management services to the following funds:

•RS Large Cap Alpha VIP Series	•RS Small Cap Growth Equity VIP Series

As of April 27, 2012, the RS Global Natural Resources VIP Series, the RS Partners VIP Series and the RS Value VIP Series were liquidated and no longer available as investment options under this contract. The contract owner had the option to transfer the amounts to another investment option by the liquidation date. After the liquidation date, the remaining amounts in these investment options were transferred to the RS Money Market VIP Series.

As sub-adviser, GIS provides day-to-day investment management services to the following funds, subject to RS Investments’ general oversight of GIS’s performance:

•	RS Investment Quality Bond VIP Series
•	RS High Yield VIP Series
•	RS S&P 500 Index VIP Series
•	RS Low Duration Bond VIP Series
•	RS Money Market VIP Series

GBG serves as sub-adviser, and BG Overseas serves as sub-sub-adviser and provides day-to-day investment management services to the following funds, subject to RS Investments’ and GBG’s general oversight of BG Overseas’ performance:

•RS International Growth VIP Series	•RS Emerging Markets VIP Series

Under an investment management agreement between each RS Fund and RS Investments, the RS Funds pay a monthly fee to RS Investments at the annual rates shown in the table below for investment advisory and administrative services. Under investment sub-advisory agreements between RS Investments and the respective sub-adviser for certain RS Funds specified below, RS Investments pays a monthly fee to the sub-adviser for investment advisory services at the annual rates set out in the table below, based on the respective RS Fund’s average daily net assets. The sub-advisory fee payable to GIS and GBG by RS Investments also covers the administrative and accounting services provided by GIS and GBG to the RS Funds.

RS Fund	Sub-adviser	Advisory Fee Rate	Sub-advisory Fee Rate
RS Large Cap Alpha VIP Series	None	0.50%	N/A
RS S&P 500 Index VIP Series	GIS	0.25%	0.2375%
RS High Yield VIP Series	GIS	0.60%	0.5700%
RS Low Duration Bond VIP Series	GIS	0.45%	0.4275%
RS Small Cap Growth Equity VIP Series	None	0.75%	N/A
RS International Growth VIP Series	GBG	0.80%	0.7600%
RS Emerging Markets VIP Series	GBG	1.00%	0.9500%
RS Investment Quality Bond VIP Series	GIS	0.50%	0.4750%
RS Money Market VIP Series	GIS	0.45%	0.4275%

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NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

Under a sub-sub-advisory agreement between GBG and BG Overseas, the sub-sub-advisory fee payable by GBG to BG Overseas is .40% of RS International Growth VIP Series average daily net assets and .50% of RS Emerging Markets VIP Series average daily net assets.

GIS has a management agreement with Gabelli Capital Asset Fund and earns fees of .25% of the average daily net assets. GIAC has administrative service fee agreements with GIS, RS Investment Management Co., LLC, Invesco Advisers, Inc., Fred Alger Management, Inc., AllianceBernstein, L.P., BlackRock Advisors, LLC, Columbia Management Investment Advisers, LLC, Davis Selected Advisers, LP, Wells Fargo Funds Management, LLC, Fidelity Management & Research Company, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Massachusetts Financial Services Company, Oppenheimer Funds, Inc., PIMCO, Pioneer Investment Management, Inc., Templeton Global Advisers Limited, Templeton Investment Counsel, LLC, Waddell & Reed Investment Management Company, American Century Investment Management, Inc., The Dreyfus Corporation, Putnam Investment Management, LLC, and EULAV Asset Management, LLC, which compensate GIAC for administrative services provided. These fees range from .05% to .50% of the average daily net assets.

The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

Sales Charges

Contingent deferred sales charges are assessed on certain partial or total surrenders. The following charges are assessed through a redemption in units and paid to GIAC during the following years:

Numbers of Contract Years Completed	Contingent Deferred Sales Charge Percentage for First Seven Contract Years Completed (GIAB)	Contingent Deferred Sales Charge Percentage for First Seven Contract Years Completed (B Series)	Contingent Deferred Sales Charge Percentage for First Four Contract Years Completed (L Series)	Contingent Deferred Sales Charge Percentage for First Seven Contract Years Completed (B Series 2012)	Contingent Deferred Sales Charge Percentage for First Four Contract Years Completed (L Series 2012)
0	8.0%	8.0%	8.0%	8.0%	8.0%
1	7.0%	8.0%	8.0%	7.5%	7.5%
2	6.0%	7.0%	7.0%	6.5%	6.5%
3	5.0%	6.0%	6.0%	5.5%	5.5%
4	4.0%	5.0%	0% and thereafter	5.0%	0% and thereafter
5	3.0%	4.0%	—	4.0%	—
6	2.0%	3.0%	—	3.0%	—
7	0% and thereafter	0% and thereafter	—	0% and thereafter	—

For the years ended December 31, 2011 and 2012, contingent deferred sales charges were $2,314,887 and $2,670,779.

NOTE 5 — CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2012 and 2011, were as follows:

	2012			2011
	Units Issued	Units Redeemed	Net Increase / (Decrease)	Units Issued	Units Redeemed	Net Increase / (Decrease)
RS Large Cap Alpha VIP Series	4,170,722	1,018,984	3,151,738	6,061,004	726,296	5,334,708
RS S&P 500 Index VIP Series	690,652	382,656	307,996	138,357	280,010	(141,653)
RS High Yield VIP Series	80,917	127,787	(46,870)	60,519	184,657	(124,138)
RS Low Duration Bond VIP Series	6,397,513	638,430	5,759,083	4,491,042	416,457	4,074,585
RS Partners VIP Series	37,138	507,533	(470,395)	150,041	67,488	82,553

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NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

	2012			2011
	Units Issued	Units Redeemed	Net Increase / (Decrease)	Units Issued	Units Redeemed	Net Increase / (Decrease)
RS Small Cap Growth Equity VIP Series	87,540	115,596	(28,056)	42,162	139,455	(97,293)
RS International Growth VIP Series	91,221	287,455	(196,234)	180,467	253,554	(73,087)
RS Emerging Markets VIP Series	94,467	135,748	(41,281)	115,365	176,851	(61,486)
RS Investment Quality Bond VIP Series	8,609,309	1,532,721	7,076,588	5,777,166	1,517,077	4,260,089
RS Global Natural Resources VIP Series	21,303	470,242	(448,939)	83,747	54,408	29,339
RS Value VIP Series	232	49,037	(48,805)	20,044	13,367	6,677
RS Money Market VIP Series	1,177,053	1,522,067	(345,014)	1,754,448	628,239	1,126,209
Gabelli Capital Asset Fund	16,982	107,037	(90,055)	12,305	153,768	(141,463)
Value Line Centurion Fund	2,410	19,733	(17,323)	9,738	19,442	(9,704)
Value Line Strategic Asset Management Trust	29,832	66,498	(36,666)	26,857	59,926	(33,069)
Invesco Van Kampen V.I. American Franchise Fund Series II (formerly Invesco V.I. Capital Appreciation Fund Series II)	26,767	123,882	(97,115)	61,762	97,360	(35,598)
Invescon Van Kampen V.I. Value Opportunities Fund Series II (formerly Invesco V.I. Basic Value Fund Series II)	3,589	14,623	(11,034)	3,871	33,401	(29,530)
Invesco V.I. Global Real Estate Fund Series II	13,175	1,023	12,152	11,027	1,928	9,099
Invesco V.I. Government Securities Fund Series II	7,536	133,297	(125,761)	317,039	96,250	220,789
Invesco V.I. Mid Cap Core Equity Fund Series II	1,244,685	39,398	1,205,287	453,065	21,804	431,261
Invesco V.I. Core Equity Fund Series II	3,900,468	71,816	3,828,652	1,468,008	8,255	1,459,753
Invesco V.I. International Growth Fund Series II	4,508,131	87,840	4,420,291	2,281,934	10,104	2,271,830
Invesco V.I. Small Cap Equity Fund Series II	1,897,500	32,006	1,865,494	863,525	2,799	860,726
Invesco Van Kampen V.I. Comstock Fund Series II	5,395,378	94,549	5,300,829	2,668,932	8,372	2,660,560
Invesco Van Kampen V.I. American Value Fund Series II (formerly Invesco Van Kampen V.I. Mid Cap Value Fund Series II)	1,008,484	14,958	993,526	379,155	4,471	374,684
Invesco Van Kampen V.I. Government Fund Series II	—	—	—	898	322,777	(321,879)
Invesco Van Kampen V.I. Growth and Income Fund Series II	9,801	107,222	(97,421)	7,354	67,139	(59,785)
Alger Capital Appreciation Portfolio Class S	17,656	14,576	3,080	19,593	13,613	5,980
AllianceBernstein VPS Growth & Income Portfolio Class B	8,565	33,233	(24,668)	4,816	35,847	(31,031)
AllianceBernstein VPS International Value Portfolio Class B	201,471	83,809	117,662	824,402	65,556	758,846
AllianceBernstein VPS Large Cap Growth Portfolio Class B	6,014	22,461	(16,447)	16,812	27,246	(10,434)
AllianceBernstein VPS Global Thematic Growth Portfolio Class B	3,808	7,823	(4,015)	7,986	29,230	(21,244)
AllianceBernstein VPS Real Estate Investment Portfolio Class B	14,592	39,930	(25,338)	3,923	64,131	(60,208)
AllianceBernstein VPS Value Portfolio Class B	2,016	31,026	(29,010)	3,837	25,581	(21,744)

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NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

	2012			2011
	Units Issued	Units Redeemed	Net Increase / (Decrease)	Units Issued	Units Redeemed	Net Increase / (Decrease)
AllianceBernstein VPS Dynamic Asset Allocation Portfolio Class B	256	28	228	—	—	—
BlackRock Capital Appreciation V.I. Fund Class III	6,986,502	171,790	6,814,712	3,824,627	20,233	3,804,394
BlackRock Global Allocation V.I. Fund Class III	80,967	29,661	51,306	85,670	12,343	73,327
BlackRock Large Cap Core V.I. Fund Class III	5,397,019	384,762	5,012,257	4,918,380	249,404	4,668,976
BlackRock Large Cap Value V.I. Fund Class III	12,973	20,980	(8,007)	33,270	5,452	27,818
Columbia Variable Portfolio — Asset Allocation Fund Class 2	16,927	12,778	4,149	3,912	605	3,307
Columbia Variable Portfolio — Small Cap Value Fund Class 2	1,706,321	101,718	1,604,603	1,103,304	65,834	1,037,470
Columbia Variable Portfolio — Small Company Growth Fund Class 2	1,780	11,011	(9,231)	9,517	6,638	2,879
Columbia Variable Portfolio — Marsico 21st Century Fund Class 2	12,489	10,813	1,676	292	2,893	(2,601)
Columbia Variable Portfolio — Marsico Growth Fund Class 2	3,465	11,012	(7,547)	10,337	1,115	9,222
Columbia Variable Portfolio — Seligman Global Technology Fund Class 2	956,702	73,431	883,271	910,149	52,180	857,969
Davis Financial Portfolio	10,663	19,121	(8,458)	13,435	16,240	(2,805)
Davis Real Estate Portfolio	18,636	41,129	(22,493)	6,650	37,245	(30,595)
Davis Value Portfolio	41,720	421,409	(379,689)	73,275	369,209	(295,934)
Wells Fargo Advantage VT International Equity Fund Class 2	4,600,673	373,407	4,227,266	5,023,943	223,854	4,800,089
Wells Fargo Advantage VT Small Cap Value Fund Class 2	7,220	319	6,901	3,559	156	3,403
Fidelity VIP Balanced Portfolio Service Class 2	10,728	68,243	(57,515)	5,269	72,905	(67,636)
Fidelity VIP Contrafund Portfolio Service Class 2	6,024,531	1,510,510	4,514,021	4,517,162	1,082,683	3,434,479
Fidelity VIP Equity-Income Portfolio Service Class 2	11,699	304,725	(293,026)	11,372	237,660	(226,288)
Fidelity VIP Growth Portfolio Service Class 2	12,835	29,862	(17,027)	4,558	26,533	(21,975)
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	325,678	398,278	(72,600)	105,037	505,839	(400,802)
Fidelity VIP Mid Cap Portfolio Service Class 2	2,493,576	551,783	1,941,793	2,993,199	472,620	2,520,579
Fidelity VIP Overseas Portfolio Service Class 2	4,536	2,642	1,894	4,484	2,327	2,157
Templeton Global Bond Securities Fund Class 2	96,800	20,527	76,273	234,096	21,843	212,253
Templeton Growth Securities Fund Class 2	25,248	80,922	(55,674)	23,265	92,819	(69,554)
Templeton Foreign Securities Fund Class 2	1,672,494	7,238	1,665,256	—	—	—
Franklin Income Securities Fund Class 2	55,049	19,832	35,217	95,145	25,171	69,974
Mutual Shares Securities Fund Class 2	36,909	1,953	34,956	66,508	1,702	64,806
Franklin U.S. Government Fund Class 2	7,080,652	511,122	6,569,530	4,715,293	315,423	4,399,870

B-56

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

	2012			2011
	Units Issued	Units Redeemed	Net Increase / (Decrease)	Units Issued	Units Redeemed	Net Increase / (Decrease)
Franklin Rising Dividends Securities Fund Class 2	22,342	168,385	(146,043)	57,939	154,820	(96,881)
Franklin Small Cap Value Securities Fund Class 2	681,304	335,143	346,161	920,505	207,873	712,632
MFS Research Bond Series Service Class	3,983,879	109,628	3,874,251	704,185	23,998	680,187
MFS Core Equity Series Service Class	1,157	709	448	2,516	781	1,735
MFS Growth Series Service Class	19,564	19,656	(92)	19,210	22,707	(3,497)
MFS Investors Trust Series Service Class	1,584	3,400	(1,816)	864	5,738	(4,874)
MFS New Discovery Series Service Class	4,221	7,044	(2,823)	9,765	36,648	(26,883)
MFS Strategic Income Series Service Class	7,365	16,288	(8,923)	9,604	17,411	(7,807)
MFS Total Return Series Service Class	18,805	232,066	(213,261)	24,024	274,928	(250,904)
MFS Utilities Series Service Class	1,301,354	90,360	1,210,994	991,571	104,680	886,891
MFS Value Series Service Class	8,990	4,406	4,584	27,751	3,314	24,437
MFS Technology Portfolio Service Class	832,486	3,692	828,794	—	—	—
MFS New Discovery Portfolio Service Class	357,312	2,318	354,994	—	—	—
Oppenheimer Capital Appreciation Fund/VA Service Class	37,187	199,672	(162,485)	1,060,880	188,123	872,757
Oppenheimer International Growth Fund/VA Service Class	32,274	22,275	9,999	21,488	2,893	18,595
Oppenheimer Main Street Small- & Mid-Cap Fund/VA Service Class	3,016,812	176,346	2,840,466	1,996,127	117,165	1,878,962
Oppenheimer Global Strategic Income Fund/VA Service Class	4,459,713	520,198	3,939,515	5,427,362	363,147	5,064,215
PIMCO Low Duration Portfolio Advisor Class	78,597	31,508	47,089	114,741	5,825	108,916
PIMCO Real Return Portfolio Advisor Class	112,635	19,696	92,939	118,097	14,305	103,792
PIMCO Total Return Portfolio Advisor Class	13,927,749	713,924	13,213,825	8,326,773	380,842	7,945,931
Pioneer Fundamental Value VCT Portfolio Class II (formerly Pioneer Cullen Value VCT Portfolio Class II )	3,152,697	383,952	2,768,745	4,224,961	279,157	3,945,804
Pioneer Equity Income VCT Portfolio Class II	2,883,896	14,761	2,869,135	8,483	84	8,399
Pioneer Fund VCT Portfolio Class II	103	2,102	(1,999)	3,070	31	3,039
Pioneer Mid Cap Value VCT Portfolio Class II	2,860,738	293,890	2,566,848	3,393,811	179,307	3,214,504
American Century VP Mid Cap Value Fund Class II	1,318,407	6,591	1,311,816	—	—	—
Dreyfus Appreciation Portfolio Service Class	373,464	1,791	371,673	—	—	—
Ivy Funds VIP Mid Cap Growth Portfolios	2,053,807	9,043	2,044,764	—	—	—
Putnam VT Equity Income Fund IB Shares	1,329,910	6,183	1,323,727	—	—	—

NOTE 6 — FINANCIAL HIGHLIGHTS

GIAC sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. The differences in the fee structures result in a variety of unit values, expense ratios and total returns.

B-57

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

In 2008, the Account elected to present in the Financial Highlights appearing in Note 6 the range of lowest and highest expense ratio and the related total returns over the reporting period for each of the Account’s investment options, rather than separate information for each contract expense level as reported in prior periods as permitted by AICPA Statement of Position 03-5. The Account similarly elected to report aggregate period-end units outstanding and the range of period-end unit fair values for each investment option in the Statement of Assets and Liabilities and the Financial Highlights. Prior-period financial highlights appearing in Note 6 have been retrospectively adjusted conforming to the current period presentation.

The following schedule was developed, for each of the five years ending December 31, by determining which products offered by GIAC and funded by the Account that have the lowest and highest expense ratio. Only product designs within each investment option that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the lowest and highest contract charges potentially offered by GIAC as contract owners may not have selected all available and applicable contract options. The net assets disclosed in the table below represent only net assets in accumulation.

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
RS Large Cap Alpha VIP Series	2012	22,337,774	$10.99	to	$15.50	$339,144,704	1.30%	to	2.15%	2.13%	9.86%	to	15.00%
	2011	19,186,036	11.46	to	13.48	252,476,928	1.30%	to	2.20%	1.17%	-11.21%	to	-10.40%
	2010	13,851,328	12.91	to	15.04	201,832,522	1.30%	to	2.20%	2.81%	14.49%	to	15.53%
	2009	9,981,323	11.28	to	13.02	124,358,564	1.30%	to	2.20%	0.27%	22.36%	to	30.22%
	2008	3,261,879	9.22	to	9.57	31,162,367	1.45%	to	2.20%	1.59%	0.00%	to	0.00%
RS S&P 500 Index VIP Series	2012	3,735,815	$10.69	to	$17.67	$51,372,837	1.30%	to	2.15%	2.10%	6.94%	to	14.17%
	2011	3,427,819	12.20	to	15.47	39,053,947	1.30%	to	2.05%	1.81%	-0.13%	to	0.62%
	2010	3,569,472	12.22	to	15.38	40,314,235	1.30%	to	2.05%	1.76%	13.28%	to	22.21%
	2009	3,699,083	9.36	to	13.57	36,834,414	1.30%	to	2.00%	2.20%	23.74%	to	35.74%
	2008	3,381,763	7.72	to	8.01	27,014,652	1.45%	to	2.20%	2.54%	-38.54%	to	-38.07%
RS High Yield VIP Series	2012	1,199,788	$12.41	to	$17.01	$19,060,033	1.30%	to	2.30%	6.53%	11.94%	to	13.07%
	2011	1,246,658	11.09	to	15.05	17,630,612	1.30%	to	2.30%	7.44%	1.81%	to	2.84%
	2010	1,370,796	10.91	to	14.63	18,922,007	1.30%	to	2.05%	9.28%	9.06%	to	12.24%
	2009	1,255,325	11.90	to	13.04	15,402,025	1.30%	to	1.95%	9.20%	30.35%	to	35.42%
	2008	705,717	8.79	to	9.01	6,333,398	1.45%	to	1.95%	8.63%	-22.37%	to	-21.98%
RS Low Duration Bond VIP Series	2012	17,183,098	$11.05	to	$11.10	$187,703,026	1.30%	to	2.20%	2.20%	0.90%	to	1.82%
	2011	11,424,015	10.85	to	11.00	124,148,381	1.30%	to	2.20%	2.80%	-0.32%	to	0.59%
	2010	7,349,430	10.79	to	11.04	79,790,196	1.30%	to	2.20%	3.86%	2.29%	to	3.21%
	2009	3,663,551	10.46	to	10.79	38,902,872	1.30%	to	2.20%	4.31%	4.06%	to	4.56%
	2008	747,325	10.37	to	10.76	8,006,929	1.45%	to	2.20%	3.72%	1.29%	to	2.06%
RS Partners VIP Series(4)	2012	—	$—		$—	$—	—		—	—	—		—
	2011	470,395	11.58	to	16.94	5,806,550	1.30%	to	2.30%	0.00%	-9.85%	to	-8.94%
	2010	387,842	12.79	to	18.60	5,240,928	1.30%	to	2.20%	0.00%	23.89%	to	25.01%
	2009	376,576	10.33	to	14.88	4,058,890	1.30%	to	2.20%	0.00%	36.61%	to	48.78%
	2008	374,502	7.56	to	7.85	2,920,091	1.45%	to	2.20%	0.00%	-35.44%	to	-34.96%
RS Small Cap Growth Equity VIP Series	2012	942,272	$14.10	to	$20.15	$14,325,949	1.30%	to	2.20%	0.00%	12.97%	to	13.99%
	2011	970,328	12.48	to	17.68	12,973,252	1.30%	to	2.20%	0.00%	-4.42%	to	-3.55%
	2010	1,067,621	13.06	to	18.33	14,772,686	1.30%	to	2.20%	0.00%	24.78%	to	25.92%
	2009	1,113,053	10.46	to	14.56	12,190,804	1.30%	to	2.20%	0.00%	34.15%	to	45.55%
	2008	977,584	7.80	to	8.10	7,887,867	1.45%	to	2.20%	0.49%	-36.61%	to	-36.13%
RS International Growth VIP Series	2012	3,589,283	$12.48	to	$18.03	$54,372,625	1.30%	to	2.30%	1.15%	15.64%	to	16.81%
	2011	3,785,517	10.79	to	15.43	49,171,582	1.30%	to	2.30%	1.16%	-13.67%	to	-12.80%
	2010	3,858,604	14.22	to	17.70	57,586,015	1.30%	to	2.20%	1.66%	11.69%	to	12.71%
	2009	4,025,561	12.74	to	15.70	53,335,486	1.30%	to	2.20%	1.88%	35.95%	to	57.02%
	2008	3,877,830	9.37	to	9.72	37,453,812	1.45%	to	2.20%	2.38%	-44.53%	to	-44.11%
RS Emerging Markets VIP Series	2012	831,102	$10.77	to	$22.52	$18,625,715	1.30%	to	2.30%	0.65%	10.98%	to	12.11%
	2011	872,383	9.70	to	20.09	18,511,617	1.30%	to	2.30%	0.00%	-22.78%	to	-22.00%
	2010	933,869	25.75	to	28.06	26,713,897	1.30%	to	2.20%	2.79%	16.53%	to	17.58%
	2009	1,008,487	21.90	to	24.08	24,921,700	1.30%	to	2.20%	3.82%	92.08%	to	119.01%
	2008	952,280	12.54	to	13.01	12,247,634	1.45%	to	2.20%	0.25%	-57.60%	to	-57.28%
RS Investment Quality Bond VIP Series	2012	32,627,581	$12.96	to	$13.11	$425,023,380	1.30%	to	2.20%	3.16%	4.03%	to	4.98%
	2011	25,550,993	12.34	to	12.60	326,111,008	1.30%	to	2.20%	4.01%	4.73%	to	5.68%
	2010	21,290,904	11.68	to	12.03	260,432,200	1.30%	to	2.20%	4.25%	5.36%	to	6.32%
	2009	16,591,363	10.98	to	11.42	193,909,871	1.30%	to	2.20%	5.13%	8.77%	to	9.84%
	2008	10,122,070	10.50	to	10.90	110,123,650	1.45%	to	2.20%	4.41%	-1.74%	to	-0.99%

B-58

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
RS Global Natural Resources VIP Series(4)	2012	—	$—		$—	$—	—		—	—	—		—
	2011	448,939	11.95	to	18.06	5,268,091	1.30%	to	2.05%	0.00%	-9.35%	to	-8.66%
	2010	419,600	13.18	to	19.78	5,084,827	1.30%	to	2.05%	0.00%	25.16%	to	31.81%
	2009	378,882	8.57	to	15.80	3,424,231	1.30%	to	1.95%	0.00%	47.66%	to	58.01%
	2008	438,550	5.81	to	5.85	2,563,188	1.45%	to	1.95%	0.00%	-45.55%	to	-45.27%
RS Value VIP Series(4)	2012	—	$—		$—	$—	—		—	—	—		—
	2011	48,805	7.75	to	7.93	384,038	1.45%	to	1.95%	0.00%	-12.67%	to	-12.24%
	2010	42,128	8.88	to	9.03	378,895	1.45%	to	1.95%	0.00%	23.49%	to	24.11%
	2009	32,586	7.19	to	7.28	236,260	1.45%	to	1.95%	0.34%	30.83%	to	31.48%
	2008	20,904	5.49	to	5.53	115,376	1.45%	to	1.95%	0.00%	-41.62%	to	-41.33%
RS Money Market VIP Series	2012	2,580,119	$9.44	to	$9.51	$25,515,700	1.30%	to	2.30%	0.01%	-2.29%	to	-1.30%
	2011	2,925,133	9.63	to	9.71	28,984,880	1.30%	to	2.20%	0.04%	-2.16%	to	-1.27%
	2010	1,798,924	9.76	to	9.92	18,468,432	1.30%	to	2.20%	0.02%	-2.17%	to	-1.28%
	2009	2,231,738	9.88	to	10.14	23,508,685	1.30%	to	2.20%	0.06%	-2.13%	to	-1.18%
	2008	2,598,857	10.36	to	10.76	27,883,251	1.45%	to	2.20%	2.03%	-0.18%	to	0.58%
Gabelli Capital Asset Fund	2012	601,146	$14.99	to	$16.03	$9,538,643	1.45%	to	2.20%	1.44%	14.77%	to	15.63%
	2011	691,201	13.06	to	13.86	9,498,729	1.45%	to	2.20%	0.42%	-2.44%	to	-1.71%
	2010	832,664	13.39	to	14.10	11,650,361	1.45%	to	2.20%	0.44%	27.05%	to	28.01%
	2009	898,502	10.54	to	11.02	9,826,045	1.45%	to	2.20%	0.83%	31.76%	to	32.75%
	2008	963,073	8.00	to	8.30	7,941,276	1.45%	to	2.20%	0.79%	-41.74%	to	-41.30%
Value Line Centurion Fund	2012	86,796	$10.48	to	$11.21	$966,622	1.45%	to	2.20%	0.00%	12.76%	to	13.61%
	2011	104,119	9.30	to	9.87	1,020,921	1.45%	to	2.20%	0.00%	2.89%	to	3.67%
	2010	113,823	9.04	to	9.52	1,072,487	1.45%	to	2.20%	2.24%	23.00%	to	23.93%
	2009	121,020	7.35	to	7.68	920,573	1.45%	to	2.20%	0.00%	8.66%	to	9.48%
	2008	122,517	6.76	to	7.02	852,173	1.45%	to	2.20%	0.00%	-50.39%	to	-50.01%
Value Line Strategic Asset Management Trust	2012	470,238	$14.41	to	$16.76	$7,259,655	1.30%	to	2.20%	0.64%	12.90%	to	13.93%
	2011	506,904	12.76	to	14.71	6,875,802	1.30%	to	2.20%	0.57%	1.41%	to	2.33%
	2010	539,973	12.58	to	14.38	7,143,065	1.30%	to	2.20%	0.82%	12.69%	to	13.71%
	2009	569,141	11.17	to	12.65	6,607,097	1.30%	to	2.20%	1.13%	18.51%	to	26.46%
	2008	624,675	9.42	to	9.78	6,055,759	1.45%	to	2.20%	1.44%	-30.94%	to	-30.41%
Invesco Van Kampen V.I. American Franchise Fund Series II (formerly Invesco V.I. Capital Appreciation Fund Series II)	2012	1,131,076	$8.89	to	$9.51	$10,730,693	1.45%	to	2.20%	0.00%	9.78%	to	10.61%
	2011	1,228,191	8.10	to	8.59	10,537,445	1.45%	to	2.20%	0.00%	-10.13%	to	-9.45%
	2010	1,263,789	9.01	to	9.49	11,975,727	1.45%	to	2.20%	0.53%	12.69%	to	13.53%
	2009	1,389,112	7.99	to	8.36	11,598,278	1.45%	to	2.20%	0.28%	18.08%	to	18.97%
	2008	1,432,036	6.77	to	7.03	10,053,661	1.45%	to	2.20%	0.00%	-43.89%	to	-43.46%
Invesco Van Kampen V.I. Value Opportunities Fund Series II (formerly Invesco V.I. Basic Value Fund Series II)	2012	144,934	$9.43	to	$9.86	$1,408,552	1.45%	to	1.95%	1.22%	15.36%	to	15.94%
	2011	155,968	8.17	to	8.50	1,309,560	1.45%	to	1.95%	0.62%	-5.27%	to	-4.80%
	2010	185,498	8.63	to	8.93	1,636,512	1.45%	to	1.95%	0.35%	4.87%	to	5.39%
	2009	205,584	8.23	to	8.48	1,724,961	1.45%	to	1.95%	1.24%	44.87%	to	45.60%
	2008	227,650	5.68	to	5.82	1,314,809	1.45%	to	1.95%	0.49%	-52.84%	to	-52.60%
Invesco V.I. Global Real Estate Fund Series II(5)	2012	36,764	$14.08	to	$20.28	$676,951	1.30%	to	2.05%	0.51%	25.23%	to	26.18%
	2011	24,612	11.24	to	16.07	366,080	1.30%	to	2.05%	4.08%	-8.63%	to	-7.94%
	2010	15,513	12.33	to	17.46	256,882	1.30%	to	1.70%	6.21%	15.71%	to	23.26%
	2009	4,545	15.04	to	15.09	68,427	1.30%	to	1.65%	0.00%	50.39%	to	50.89%
Invesco V.I. Government Securities Fund Series II	2012	524,251	$11.97	to	$12.80	$6,681,779	1.45%	to	2.20%	2.81%	-0.02%	to	0.73%
	2011	650,012	11.97	to	12.71	8,230,887	1.45%	to	2.20%	2.33%	5.28%	to	6.07%
	2010	429,223	11.37	to	11.98	5,124,315	1.45%	to	2.20%	4.48%	2.80%	to	3.58%
	2009	500,740	11.06	to	11.57	5,773,963	1.45%	to	2.20%	4.24%	-2.44%	to	-1.71%
	2008	557,000	11.34	to	11.77	6,537,485	1.45%	to	2.20%	4.03%	9.53%	to	10.35%

B-59

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
Invesco V.I. Mid Cap Core Equity Fund Series II	2012	1,798,429	$11.72	to	$15.48	$24,996,643	1.30%	to	2.05%	0.00%	8.35%	to	9.18%
	2011	593,142	10.81	to	14.17	8,171,368	1.30%	to	2.05%	0.12%	-8.41%	to	-7.72%
	2010	161,881	13.24	to	15.36	2,239,774	1.30%	to	1.95%	0.34%	11.57%	to	12.30%
	2009	191,157	11.87	to	13.68	2,339,363	1.30%	to	1.95%	1.09%	27.33%	to	36.78%
	2008	196,934	9.32	to	9.56	1,869,606	1.45%	to	1.95%	1.40%	-30.07%	to	-29.72%
Invesco V.I. Core Equity Fund Series II	2012	5,318,356	$12.70	to	$16.27	$77,121,452	1.30%	to	2.05%	1.07%	11.29%	to	12.13%
	2011	1,489,704	11.24	to	14.51	21,467,653	1.30%	to	1.95%	1.37%	-2.23%	to	-1.59%
	2010	29,951	11.50	to	14.74	380,413	1.30%	to	1.95%	0.83%	7.13%	to	7.83%
	2009	24,603	10.73	to	13.67	282,171	1.30%	to	1.95%	1.81%	25.50%	to	36.73%
	2008	20,964	8.55	to	8.77	182,604	1.45%	to	1.95%	1.81%	-31.68%	to	-31.33%
Invesco V.I. International Growth Fund Series II(6)	2012	6,692,121	$9.62	to	$11.29	$66,459,187	1.30%	to	2.15%	1.56%	12.92%	to	13.75%
	2011	2,271,830	8.41	to	8.45	19,187,996	1.30%	to	2.05%	0.00%	-15.90%	to	-15.47%
Invesco V.I. Small Cap Equity Fund Series II(6)	2012	2,726,220	$9.59	to	$9.71	$27,058,685	1.30%	to	2.05%	0.00%	11.33%	to	12.18%
	2011	860,726	8.61	to	8.65	7,442,421	1.30%	to	2.05%	0.00%	-13.90%	to	-13.45%
Invesco Van Kampen V.I. Comstock Fund Series II(6)	2012	7,961,389	$10.44	to	$11.11	$84,256,766	1.30%	to	2.15%	1.82%	11.11%	to	17.37%
	2011	2,660,560	8.87	to	8.89	23,642,805	1.30%	to	1.70%	0.00%	-11.30%	to	-11.05%
Invesco Van Kampen V.I. American Value Fund Series II (formerly Invesco Van Kampen V.I. Mid Cap Value Fund Series II)(5)	2012	1,374,231	$13.79	to	$20.63	$23,119,003	1.30%	to	2.05%	0.79%	14.68%	to	15.55%
	2011	380,705	12.09	to	17.85	6,766,599	1.30%	to	1.70%	1.12%	-0.88%	to	-0.48%
	2010	6,021	17.73	to	17.94	107,440	1.30%	to	1.90%	0.83%	19.87%	to	20.59%
	2009	648	14.83	to	14.88	9,624	1.30%	to	1.65%	0.94%	48.26%	to	48.75%
Invesco Van Kampen V.I. Government Fund Series II(7)	2012	—	$—		$—	$—	—		—	—	—		—
	2011	—	—		—	—	—		—	—	—		—
	2010	321,879	10.82	to	11.40	3,646,862	1.45%	to	2.20%	0.21%	2.59%	to	3.36%
	2009	358,399	10.55	to	11.03	3,934,017	1.45%	to	2.20%	6.32%	-1.35%	to	-0.60%
	2008	382,941	10.69	to	11.10	4,232,440	1.45%	to	2.20%	4.39%	-0.71%	to	0.04%
Invesco Van Kampen V.I. Growth and Income Fund Series II	2012	550,570	$12.60	to	$13.48	$7,349,346	1.45%	to	2.20%	1.27%	11.84%	to	12.69%
	2011	647,991	11.27	to	11.96	7,673,639	1.45%	to	2.20%	1.03%	-4.40%	to	-3.68%
	2010	707,776	11.79	to	12.42	8,708,139	1.45%	to	2.20%	0.10%	9.74%	to	10.57%
	2009	788,412	10.74	to	11.23	8,773,050	1.45%	to	2.20%	3.62%	21.40%	to	22.31%
	2008	913,703	8.85	to	9.18	8,320,301	1.45%	to	2.20%	1.83%	-33.70%	to	-33.20%
Alger Capital Appreciation Portfolio Class S	2012	150,064	$13.94	to	$19.90	$2,750,899	1.30%	to	2.30%	0.53%	15.19%	to	16.36%
	2011	146,984	12.10	to	17.10	2,330,075	1.30%	to	2.30%	0.00%	-2.90%	to	-1.92%
	2010	141,004	15.60	to	17.43	2,291,161	1.30%	to	1.95%	0.21%	11.42%	to	12.15%
	2009	143,706	14.00	to	15.55	2,075,887	1.30%	to	1.95%	0.00%	47.76%	to	55.46%
	2008	143,095	9.48	to	9.65	1,380,276	1.45%	to	1.95%	0.00%	-46.33%	to	-46.06%
AllianceBernstein VPS Growth & Income Portfolio Class B	2012	165,162	$11.49	to	$12.29	$2,007,540	1.45%	to	2.20%	1.35%	14.67%	to	15.54%
	2011	189,830	10.02	to	10.64	1,994,427	1.45%	to	2.20%	1.11%	3.75%	to	4.53%
	2010	220,861	9.66	to	10.18	2,224,447	1.45%	to	2.20%	0.00%	10.33%	to	11.16%
	2009	239,215	8.76	to	9.16	2,167,133	1.45%	to	2.20%	3.57%	17.72%	to	18.61%
	2008	277,254	7.44	to	7.72	2,121,616	1.45%	to	2.20%	1.75%	-42.00%	to	-41.56%
AllianceBernstein VPS International Value Portofolio Class B (5)	2012	2,585,546	$10.98	to	$14.19	$36,462,588	1.30%	to	2.05%	1.45%	11.86%	to	12.71%
	2011	2,467,884	9.82	to	12.59	30,926,386	1.30%	to	2.05%	4.34%	-21.08%	to	-20.48%
	2010	1,709,038	12.44	to	15.84	26,982,986	1.30%	to	2.05%	3.42%	2.94%	to	24.41%
	2009	771,152	15.30	to	15.38	11,844,024	1.30%	to	1.90%	1.76%	52.96%	to	53.83%
AllianceBernstein VPS Large Cap Growth Portfolio Class B	2012	136,733	$11.62	to	$12.16	$1,656,145	1.45%	to	1.95%	0.03%	13.86%	to	14.43%
	2011	153,180	10.16	to	10.57	1,616,417	1.45%	to	1.95%	0.09%	-5.62%	to	-5.15%
	2010	163,614	10.76	to	11.14	1,818,588	1.45%	to	1.95%	0.27%	7.70%	to	8.24%
	2009	196,631	9.99	to	10.30	2,020,870	1.45%	to	1.95%	0.00%	34.44%	to	35.12%
	2008	186,493	7.43	to	7.62	1,417,346	1.45%	to	1.95%	0.00%	-40.99%	to	-40.70%

B-60

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
AllianceBernstein VPS Global Thematic Growth Portfolio Class B	2012	151,249	$8.96	to	$9.37	$1,416,803	1.45%	to	1.95%	0.00%	11.04%	to	11.60%
	2011	155,264	8.07	to	8.40	1,303,424	1.45%	to	1.95%	0.35%	-24.90%	to	-24.52%
	2010	176,508	10.75	to	11.13	1,963,396	1.45%	to	1.95%	1.98%	16.28%	to	16.86%
	2009	198,724	9.24	to	9.52	1,892,402	1.45%	to	1.95%	0.00%	50.17%	to	50.92%
	2008	158,476	6.16	to	6.31	999,809	1.45%	to	1.95%	0.00%	-48.49%	to	-48.23%
AllianceBernstein VPS Real Estate Investment Portfolio Class B	2012	254,466	$19.61	to	$20.98	$5,262,993	1.45%	to	2.20%	0.86%	18.18%	to	19.08%
	2011	279,804	16.60	to	17.62	4,846,342	1.45%	to	2.20%	1.25%	6.37%	to	7.17%
	2010	340,012	15.60	to	16.44	5,507,157	1.45%	to	2.20%	1.22%	23.29%	to	24.22%
	2009	356,847	12.65	to	13.23	4,655,529	1.45%	to	2.20%	2.47%	26.40%	to	27.35%
	2008	409,897	10.01	to	10.39	4,206,487	1.45%	to	2.20%	1.36%	-37.23%	to	-36.76%
AllianceBernstein VPS Value Portfolio Class B	2012	128,025	$9.73	to	$10.41	$1,312,378	1.45%	to	2.20%	1.62%	13.01%	to	13.86%
	2011	157,035	8.61	to	9.14	1,416,232	1.45%	to	2.20%	1.23%	-5.88%	to	-5.17%
	2010	178,779	9.15	to	9.64	1,699,663	1.45%	to	2.20%	1.85%	8.98%	to	9.80%
	2009	211,674	8.40	to	8.78	1,823,961	1.45%	to	2.20%	3.13%	18.39%	to	19.28%
	2008	289,451	7.09	to	7.36	2,076,771	1.45%	to	2.20%	2.14%	-42.31%	to	-41.87%
AllianceBernstein VPS Dynamic Asset Allocation Portfolio Class B(8)	2012	228	$10.60	to	$10.60	$2,419	1.40%	to	1.40%	0.00%	6.02%	to	6.02%
BlackRock Capital Appreciation V.I. Fund Class III(6)	2012	10,619,105	$9.34	to	$9.50	$102,802,174	1.30%	to	2.30%	0.88%	10.96%	to	12.09%
	2011	3,804,393	8.42	to	8.48	32,233,197	1.30%	to	2.30%	0.87%	-15.78%	to	-15.21%
BlackRock Global Allocation V.I. Fund Class III(5)	2012	225,040	$11.54	to	$13.99	$2,988,514	1.30%	to	2.30%	1.63%	7.44%	to	8.53%
	2011	173,734	10.74	to	12.89	2,176,238	1.30%	to	2.30%	2.73%	-5.85%	to	-4.89%
	2010	100,407	13.39	to	13.55	1,352,673	1.30%	to	1.90%	1.48%	7.68%	to	8.33%
	2009	35,137	12.44	to	12.51	438,061	1.30%	to	1.90%	4.21%	24.38%	to	25.09%
BlackRock Large Cap Core V.I. Fund Class III(5)	2012	15,604,423	$10.65	to	$15.29	$231,796,099	1.30%	to	2.15%	1.41%	6.46%	to	10.93%
	2011	10,592,166	11.92	to	13.78	145,374,863	1.30%	to	2.05%	1.27%	0.07%	to	0.83%
	2010	5,923,190	11.92	to	13.67	80,706,503	1.30%	to	2.05%	1.39%	7.47%	to	19.17%
	2009	2,028,703	12.65	to	12.72	25,765,115	1.30%	to	1.90%	2.16%	26.48%	to	27.20%
BlackRock Large Cap Value V.I. Fund Class III(5)	2012	66,496	$12.86	to	$14.04	$918,682	1.30%	to	2.05%	1.00%	10.94%	to	11.78%
	2011	74,503	11.59	to	12.56	918,125	1.30%	to	2.05%	1.33%	-3.11%	to	-2.38%
	2010	46,685	12.71	to	12.86	596,228	1.30%	to	1.90%	1.26%	6.41%	to	7.05%
	2009	17,594	11.95	to	12.01	210,830	1.30%	to	1.90%	5.19%	19.46%	to	20.15%
Columbia Variable Portfolio — Asset Allocation Fund Class 2(5)	2012	54,247	$12.21	to	$15.68	$834,467	1.30%	to	2.30%	2.20%	10.17%	to	11.29%
	2011	50,098	11.08	to	14.09	695,334	1.30%	to	2.30%	2.48%	-3.35%	to	-2.37%
	2010	46,791	14.26	to	14.43	668,683	1.30%	to	1.90%	3.62%	11.11%	to	11.79%
	2009	8,573	12.84	to	12.91	110,196	1.30%	to	1.90%	1.31%	28.37%	to	29.10%
Columbia Variable Portfolio — Small Cap Value Fund Class 2(5)	2012	4,283,025	$10.81	to	$17.84	$71,165,521	1.30%	to	2.15%	0.30%	8.13%	to	9.80%
	2011	2,678,422	11.57	to	16.25	43,305,852	1.30%	to	2.05%	0.91%	-8.05%	to	-7.35%
	2010	1,640,952	12.59	to	17.54	28,688,693	1.30%	to	2.05%	0.97%	24.82%	to	25.85%
	2009	848,091	13.97	to	14.05	11,896,308	1.30%	to	1.90%	0.92%	39.69%	to	40.49%
Columbia Variable Portfolio — Small Company Growth Fund Class 2(5)	2012	12,613	$13.33	to	$17.57	$210,553	1.30%	to	1.70%	0.00%	9.81%	to	10.25%
	2011	21,844	15.65	to	15.94	336,569	1.30%	to	1.90%	0.00%	-7.59%	to	-7.03%
	2010	18,965	16.94	to	17.14	322,574	1.30%	to	1.90%	0.00%	25.60%	to	26.36%
	2009	4,347	13.49	to	13.56	58,749	1.30%	to	1.90%	0.00%	34.87%	to	35.64%
Columbia Variable Portfolio — Marsico 21st Century Fund Class 2(5)	2012	8,871	$11.75	to	$15.88	$137,648	1.30%	to	2.05%	0.00%	8.85%	to	9.67%
	2011	7,195	10.79	to	14.48	103,505	1.30%	to	2.05%	0.00%	-13.91%	to	-13.26%
	2010	9,796	16.50	to	16.70	162,824	1.30%	to	1.90%	0.00%	14.90%	to	15.60%
	2009	5,048	14.36	to	14.44	72,755	1.30%	to	1.90%	0.00%	43.61%	to	44.42%
Columbia Variable Portfolio — Marsico Growth Fund Class 2(5)	2012	27,098	$13.26	to	$17.16	$454,495	1.30%	to	2.30%	0.41%	9.35%	to	10.46%
	2011	34,645	12.13	to	15.54	531,888	1.30%	to	2.30%	0.10%	-5.06%	to	-4.10%
	2010	25,423	16.01	to	16.20	408,445	1.30%	to	1.90%	0.05%	18.96%	to	19.69%
	2009	4,057	13.44	to	13.52	54,669	1.30%	to	1.90%	0.33%	34.42%	to	35.18%

B-61

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
Columbia Variable Portfolio — Seligman Global Technology Fund Class 2(5)	2012	3,032,016	$12.26	to	$17.89	$53,896,510	1.30%	to	2.05%	0.00%	4.84%	to	5.64%
	2011	2,148,745	11.69	to	16.94	36,174,788	1.30%	to	2.05%	0.00%	-6.46%	to	-5.75%
	2010	1,290,776	12.50	to	17.97	23,091,126	1.30%	to	2.05%	0.00%	13.30%	to	25.00%
	2009	658,496	15.77	to	15.86	10,427,060	1.30%	to	1.90%	0.00%	57.70%	to	58.60%
Davis Financial Portofolio	2012	159,143	$12.45	to	$18.68	$1,867,463	1.30%	to	2.05%	1.96%	16.39%	to	17.28%
	2011	167,601	10.70	to	15.93	1,668,019	1.30%	to	2.05%	1.35%	-9.84%	to	-9.16%
	2010	170,406	9.36	to	17.53	1,806,407	1.30%	to	2.00%	0.91%	8.89%	to	9.66%
	2009	150,462	8.60	to	15.99	1,377,102	1.30%	to	2.00%	0.94%	38.37%	to	59.89%
	2008	133,202	6.21	to	6.34	844,138	1.45%	to	2.00%	0.00%	-47.44%	to	-47.14%
Davis Real Estate Portfolio	2012	316,796	$12.61	to	$13.16	$4,143,641	1.45%	to	2.00%	1.04%	14.81%	to	15.45%
	2011	339,289	10.99	to	11.40	3,847,200	1.45%	to	2.00%	1.33%	6.72%	to	7.31%
	2010	369,884	10.29	to	10.62	3,911,288	1.45%	to	2.00%	1.88%	17.32%	to	17.96%
	2009	395,429	8.77	to	9.01	3,546,824	1.45%	to	2.00%	2.78%	29.10%	to	29.82%
	2008	359,759	6.80	to	6.94	2,487,739	1.45%	to	2.00%	2.35%	-47.98%	to	-47.69%
Davis Value Portfolio	2012	5,013,012	$10.61	to	$11.24	$56,258,310	1.45%	to	2.20%	1.64%	10.60%	to	11.44%
	2011	5,392,701	9.59	to	10.09	54,313,816	1.45%	to	2.20%	0.86%	-6.27%	to	-5.56%
	2010	5,688,635	10.23	to	10.68	60,676,782	1.45%	to	2.20%	1.35%	10.30%	to	11.13%
	2009	5,895,023	9.28	to	9.61	56,593,638	1.45%	to	2.20%	0.93%	28.29%	to	29.25%
	2008	5,326,784	7.23	to	7.44	39,562,630	1.45%	to	2.20%	1.35%	-41.63%	to	-41.19%
Wells Fargo Advantage VT International Equity Fund Class 2(5)	2012	14,382,065	$12.01	to	$14.27	$204,218,238	1.30%	to	2.05%	1.39%	11.16%	to	12.00%
	2011	10,154,799	10.81	to	12.74	128,851,237	1.30%	to	2.05%	0.10%	-14.69%	to	-14.04%
	2010	5,354,710	12.67	to	14.82	79,137,525	1.30%	to	2.05%	0.64%	14.99%	to	26.67%
	2009	2,697,556	12.82	to	12.89	34,721,364	1.30%	to	1.90%	0.28%	28.18%	to	28.91%
Wells Fargo Advantage VT Small Cap Value Fund Class 2(5)	2012	13,529	$12.22	to	$17.56	$220,604	1.30%	to	2.05%	0.99%	11.66%	to	12.51%
	2011	6,628	10.94	to	15.61	101,006	1.30%	to	2.05%	0.61%	-9.16%	to	-8.47%
	2010	3,225	12.07	to	17.05	54,485	1.30%	to	1.70%	0.05%	17.70%	to	20.65%
	2009	2,622	14.40	to	14.44	37,788	1.30%	to	1.65%	0.47%	43.96%	to	44.44%
Fidelity VIP Balanced Portfolio Service Class 2	2012	314,406	$13.19	to	$13.78	$4,307,180	1.45%	to	2.00%	1.42%	12.53%	to	13.15%
	2011	371,921	11.72	to	12.18	4,509,415	1.45%	to	2.00%	1.35%	-5.74%	to	-5.22%
	2010	439,557	12.44	to	12.85	5,626,546	1.45%	to	2.00%	1.53%	15.41%	to	16.05%
	2009	430,886	10.78	to	11.07	4,754,390	1.45%	to	2.00%	1.77%	35.57%	to	36.32%
	2008	430,300	7.95	to	8.12	3,486,072	1.45%	to	2.00%	1.58%	-35.46%	to	-35.11%
Fidelity VIP Contrafund Portfolio Service Class 2	2012	24,255,984	$14.50	to	$18.50	$398,331,959	1.30%	to	2.20%	1.23%	13.59%	to	14.63%
	2011	19,741,963	12.76	to	16.14	290,492,812	1.30%	to	2.20%	0.90%	-4.91%	to	-4.05%
	2010	16,307,484	13.42	to	16.82	243,666,695	1.30%	to	2.20%	1.13%	14.37%	to	15.41%
	2009	13,681,385	11.74	to	14.58	172,013,413	1.30%	to	2.20%	1.28%	32.51%	to	45.75%
	2008	11,430,101	8.86	to	9.19	104,192,728	1.45%	to	2.20%	1.00%	-43.95%	to	-43.52%
Fidelity VIP Equity-Income Portfolio Service Class 2	2012	1,888,451	$11.54	to	$12.34	$23,203,106	1.45%	to	2.20%	2.82%	14.49%	to	15.35%
	2011	2,181,477	10.08	to	10.70	23,231,281	1.45%	to	2.20%	2.27%	-1.55%	to	-0.80%
	2010	2,407,765	10.24	to	10.79	25,858,092	1.45%	to	2.20%	1.62%	12.40%	to	13.25%
	2009	2,499,377	9.11	to	9.53	23,710,947	1.45%	to	2.20%	2.19%	27.05%	to	28.00%
	2008	2,134,984	7.17	to	7.44	15,812,963	1.45%	to	2.20%	2.71%	-44.07%	to	-43.64%
Fidelity VIP Growth Portfolio Service Class 2	2012	160,164	$11.57	to	$12.18	$1,863,505	1.45%	to	2.00%	0.35%	12.12%	to	12.74%
	2011	177,191	10.27	to	10.86	1,827,299	1.45%	to	2.00%	0.12%	-2.02%	to	-1.48%
	2010	199,166	9.89	to	10.42	2,080,417	1.45%	to	2.20%	0.03%	21.15%	to	22.07%
	2009	203,661	8.16	to	8.54	1,744,113	1.45%	to	2.20%	0.19%	25.17%	to	26.11%
	2008	249,932	6.52	to	6.77	1,697,420	1.45%	to	2.20%	0.58%	-48.47%	to	-48.07%
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	2012	6,202,863	$10.96	to	$13.22	$83,683,726	1.30%	to	2.05%	2.14%	3.44%	to	4.23%
	2011	6,275,463	10.60	to	12.68	81,407,235	1.30%	to	2.05%	2.94%	4.85%	to	5.64%
	2010	6,676,265	11.70	to	12.00	82,140,455	1.30%	to	2.20%	3.45%	5.20%	to	6.15%
	2009	6,485,751	11.12	to	11.31	75,310,327	1.30%	to	2.20%	8.27%	12.94%	to	13.08%
	2008	4,531,691	9.85	to	10.22	46,235,315	1.45%	to	2.20%	3.85%	-5.58%	to	-4.87%

B-62

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
Fidelity VIP Mid Cap Portfolio Service Class 2	2012	12,376,223	$12.24	to	$18.42	$223,101,783	1.30%	to	2.30%	0.42%	11.93%	to	13.07%
	2011	10,434,430	10.93	to	16.30	166,237,701	1.30%	to	2.30%	0.03%	-12.89%	to	-12.01%
	2010	7,913,851	17.20	to	18.52	143,124,001	1.30%	to	2.20%	0.13%	25.76%	to	26.90%
	2009	6,838,587	13.67	to	14.59	97,240,646	1.30%	to	2.20%	0.53%	36.70%	to	45.94%
	2008	4,257,870	10.00	to	10.38	43,475,522	1.45%	to	2.20%	0.25%	-40.93%	to	-40.49%
Fidelity VIP Overseas Portfolio Service Class 2(5)	2012	19,212	$12.22	to	$15.37	$289,739	1.30%	to	2.30%	1.77%	17.62%	to	18.81%
	2011	17,318	10.39	to	12.94	221,791	1.30%	to	2.30%	1.22%	-19.23%	to	-18.41%
	2010	15,161	15.67	to	15.85	238,967	1.30%	to	1.90%	1.35%	10.69%	to	11.36%
	2009	9,572	14.19	to	14.24	135,850	1.30%	to	1.65%	5.43%	41.90%	to	42.37%
Templeton Global Bond Securities Fund Class 2(5)	2012	501,332	$11.87	to	$14.49	$6,989,934	1.30%	to	2.30%	6.29%	12.43%	to	13.57%
	2011	425,059	10.56	to	12.76	5,278,735	1.30%	to	2.30%	5.16%	-3.14%	to	-2.16%
	2010	212,806	10.92	to	13.04	2,737,283	1.30%	to	2.05%	1.46%	9.16%	to	12.96%
	2009	77,799	11.48	to	11.55	896,209	1.30%	to	1.90%	0.53%	14.82%	to	15.48%
Templeton Growth Securities Fund Class 2	2012	529,286	$13.03	to	$16.73	$6,665,531	1.30%	to	2.05%	2.02%	18.59%	to	19.49%
	2011	584,960	10.98	to	14.00	6,113,033	1.30%	to	2.05%	1.33%	-8.88%	to	-8.18%
	2010	654,514	12.05	to	15.25	7,406,122	1.30%	to	2.05%	1.33%	6.00%	to	20.54%
	2009	672,083	10.13	to	14.39	7,115,523	1.30%	to	2.20%	3.21%	28.24%	to	43.89%
	2008	694,293	7.90	to	8.20	5,648,556	1.45%	to	2.20%	1.80%	-43.59%	to	-43.16%
Templeton Foreign Securities Fund Class 2(8)	2012	1,665,256	$14.66	to	$14.73	$24,516,188	1.40%	to	2.15%	0.04%	24.61%	to	25.15%
Franklin Income Securities Fund Class 2(5)	2012	275,017	$12.30	to	$17.19	$4,433,580	1.30%	to	2.30%	6.58%	10.07%	to	11.18%
	2011	239,800	11.18	to	15.46	3,489,298	1.30%	to	2.30%	5.79%	0.04%	to	1.05%
	2010	169,826	11.19	to	15.30	2,512,685	1.30%	to	2.05%	6.35%	11.21%	to	11.88%
	2009	51,577	13.68	to	13.76	707,698	1.30%	to	1.90%	4.57%	36.80%	to	37.58%
Mutual Shares Securities Fund Class 2(5)	2012	170,366	$12.52	to	$15.96	$2,422,055	1.30%	to	2.05%	2.21%	11.90%	to	12.76%
	2011	135,410	11.19	to	14.15	1,739,717	1.30%	to	2.05%	2.96%	-3.06%	to	-2.33%
	2010	70,604	11.54	to	14.49	966,892	1.30%	to	2.05%	1.70%	9.75%	to	15.43%
	2009	29,178	13.13	to	13.20	384,331	1.30%	to	1.90%	0.65%	31.27%	to	32.02%
Franklin U.S. Government Fund Class 2(5)	2012	18,130,883	$9.96	to	$11.11	$198,074,022	1.30%	to	2.15%	2.63%	-0.45%	to	0.56%
	2011	11,561,353	10.32	to	11.05	127,185,173	1.30%	to	2.05%	3.17%	3.52%	to	4.31%
	2010	7,161,483	9.97	to	10.59	75,621,604	1.30%	to	2.05%	3.22%	-0.35%	to	3.91%
	2009	3,215,552	10.13	to	10.19	32,720,401	1.30%	to	1.90%	2.51%	1.33%	to	1.91%
Franklin Rising Dividends Securities Fund Class 2	2012	1,647,531	$13.03	to	$13.93	$22,791,754	1.45%	to	2.20%	1.63%	9.51%	to	10.33%
	2011	1,793,574	11.90	to	12.63	22,502,225	1.45%	to	2.20%	1.50%	3.68%	to	4.46%
	2010	1,890,455	11.47	to	12.09	22,710,230	1.45%	to	2.20%	1.61%	18.01%	to	18.89%
	2009	2,036,966	9.72	to	10.17	20,593,947	1.45%	to	2.20%	1.46%	14.78%	to	15.64%
	2008	2,186,733	8.47	to	8.79	19,129,665	1.45%	to	2.20%	1.76%	-28.70%	to	-28.16%
Franklin Small Cap Value Securities Fund Class 2	2012	5,104,724	$14.33	to	$20.16	$94,256,213	1.30%	to	2.30%	0.80%	15.67%	to	16.84%
	2011	4,758,563	12.39	to	17.25	74,043,169	1.30%	to	2.30%	0.68%	-5.96%	to	-5.01%
	2010	4,045,931	14.26	to	18.16	64,774,324	1.30%	to	2.20%	0.72%	25.42%	to	26.56%
	2009	3,620,468	11.37	to	14.35	44,606,753	1.30%	to	2.20%	1.57%	26.33%	to	43.49%
	2008	2,469,548	9.00	to	9.34	22,907,236	1.45%	to	2.20%	1.13%	-34.49%	to	-33.99%
MFS Research Bond Series Service Class	2012	4,835,777	$10.30	to	$10.70	$51,933,636	1.30%	to	2.15%	2.97%	3.05%	to	5.66%
	2011	961,526	10.10	to	10.12	10,506,178	1.30%	to	2.05%	2.26%	1.05%	to	1.24%
	2010	281,339	11.88	to	12.44	3,467,017	1.45%	to	2.00%	3.08%	5.07%	to	5.65%
	2009	292,048	11.26	to	11.78	3,408,058	1.45%	to	2.20%	4.12%	13.38%	to	14.23%
	2008	307,988	9.93	to	10.31	3,149,166	1.45%	to	2.20%	2.75%	-4.78%	to	-4.06%
MFS Core Equity Series Service Class	2012	21,739	$12.41	to	$12.88	$279,579	1.45%	to	1.75%	0.49%	13.92%	to	14.26%
	2011	21,291	10.90	to	11.27	239,661	1.45%	to	1.75%	0.69%	-3.00%	to	-2.71%
	2010	19,556	11.23	to	11.59	226,205	1.45%	to	1.75%	0.86%	14.82%	to	15.17%
	2009	24,043	9.91	to	10.06	241,600	1.45%	to	1.70%	1.32%	29.99%	to	30.32%
	2008	19,998	7.62	to	7.72	154,203	1.45%	to	1.70%	0.41%	-40.35%	to	-40.20%

B-63

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
MFS Growth Series Service Class	2012	127,483	$13.87	to	$18.50	$1,985,323	1.30%	to	2.30%	0.00%	14.39%	to	15.55%
	2011	127,575	12.12	to	16.01	1,730,783	1.30%	to	2.30%	0.02%	-2.83%	to	-1.85%
	2010	131,072	13.04	to	16.31	1,788,953	1.30%	to	1.95%	0.00%	12.79%	to	13.53%
	2009	119,734	11.57	to	14.37	1,435,635	1.30%	to	1.95%	0.03%	34.66%	to	43.69%
	2008	102,346	8.59	to	8.80	899,498	1.45%	to	1.95%	0.00%	-38.76%	to	-38.46%
MFS Investors Trust Series Service Class	2012	64,325	$12.51	to	$13.75	$880,633	1.45%	to	2.00%	0.75%	16.46%	to	17.11%
	2011	66,141	10.74	to	11.74	773,737	1.45%	to	2.00%	0.76%	-4.36%	to	-3.83%
	2010	71,015	11.23	to	12.21	864,137	1.45%	to	2.00%	1.00%	8.67%	to	9.27%
	2009	81,190	10.33	to	11.17	904,594	1.45%	to	2.00%	1.29%	24.04%	to	24.72%
	2008	82,175	8.33	to	8.96	734,328	1.45%	to	2.00%	0.56%	-34.59%	to	-34.22%
MFS New Discovery Series Service Class	2012	122,067	$13.95	to	$14.92	$1,891,562	1.45%	to	2.20%	0.00%	18.25%	to	19.14%
	2011	124,890	11.80	to	12.52	1,626,407	1.45%	to	2.20%	0.00%	-12.45%	to	-11.79%
	2010	151,773	13.47	to	14.20	2,230,706	1.45%	to	2.20%	0.00%	32.97%	to	33.97%
	2009	153,508	10.13	to	10.60	1,690,002	1.45%	to	2.20%	0.00%	59.36%	to	60.56%
	2008	139,958	6.36	to	6.60	956,218	1.45%	to	2.20%	0.00%	-40.85%	to	-40.40%
MFS Strategic Income Series Service Class	2012	99,786	$13.41	to	$14.35	$1,428,240	1.45%	to	2.20%	5.48%	8.18%	to	9.00%
	2011	108,709	12.40	to	13.16	1,425,243	1.45%	to	2.20%	5.53%	2.25%	to	3.02%
	2010	116,516	12.13	to	12.78	1,480,477	1.45%	to	2.20%	4.59%	7.39%	to	8.20%
	2009	122,201	11.29	to	11.81	1,432,120	1.45%	to	2.20%	9.75%	21.17%	to	22.09%
	2008	115,045	9.32	to	9.67	1,105,259	1.45%	to	2.20%	6.14%	-14.19%	to	-13.54%
MFS Total Return Series Service Class	2012	1,310,038	$12.00	to	$12.84	$16,700,972	1.45%	to	2.20%	2.50%	8.50%	to	9.32%
	2011	1,523,299	11.06	to	11.74	17,757,927	1.45%	to	2.20%	2.35%	-0.64%	to	0.11%
	2010	1,774,203	11.13	to	11.73	20,670,068	1.45%	to	2.20%	2.62%	7.24%	to	8.04%
	2009	1,979,568	10.38	to	10.86	21,367,799	1.45%	to	2.20%	3.51%	15.15%	to	16.02%
	2008	2,170,235	9.02	to	9.36	20,191,099	1.45%	to	2.20%	2.89%	-24.03%	to	-23.45%
MFS Utilities Series Service Class(5)	2012	3,620,735	$11.12	to	$17.92	$60,718,370	1.30%	to	2.15%	6.55%	11.21%	to	11.74%
	2011	2,409,741	12.68	to	16.04	38,396,494	1.30%	to	2.05%	3.17%	4.33%	to	5.12%
	2010	1,522,850	12.15	to	15.25	23,113,105	1.30%	to	2.05%	2.56%	12.03%	to	21.52%
	2009	758,436	13.54	to	13.62	10,310,706	1.30%	to	1.90%	1.34%	35.39%	to	36.16%
MFS Value Series Service Class(5)	2012	54,541	$13.16	to	$16.26	$833,554	1.30%	to	2.05%	1.47%	13.51%	to	14.37%
	2011	49,957	11.59	to	14.22	679,811	1.30%	to	2.05%	1.49%	-2.50%	to	-1.76%
	2010	25,520	14.31	to	14.47	363,896	1.30%	to	1.90%	1.23%	9.11%	to	9.77%
	2009	16,943	13.14	to	13.19	222,854	1.30%	to	1.65%	0.02%	31.43%	to	31.86%
MFS Technology Portfolio Service Class(8)	2012	828,794	$7.59	to	$7.63	$6,318,445	1.40%	to	2.15%	0.00%	9.59%	to	10.07%
MFS New Discovery Portfolio Service Class(8)	2012	354,994	$17.57	to	$17.65	$6,262,296	1.40%	to	2.15%	0.00%	17.08%	to	17.59%
Oppenheimer Capital Appreciation Fund/VA Service Class(5)	2012 2011	4,727,867 4,890,352	$13.19 11.83	to to	$17.57 15.65	$82,586,656 76,160,176	1.30% 1.30%	to to	2.05% 2.05%	0.39% 0.10%	11.48% -3.39%	to to	12.32% -2.66%
	2010	4,017,595	12.25	to	16.07	64,382,265	1.30%	to	2.05%	0.00%	7.72%	to	22.50%
	2009	1,698,577	14.84	to	14.92	25,303,396	1.30%	to	1.90%	0.00%	48.35%	to	49.20%
Oppenheimer International Growth Fund/VA Service Class(5)	2012	66,611	$13.19	to	$18.82	$1,172,342	1.30%	to	2.05%	1.26%	19.19%	to	20.10%
	2011	56,612	11.07	to	15.67	832,337	1.30%	to	2.05%	0.64%	-9.50%	to	-8.81%
	2010	38,017	16.99	to	17.19	635,355	1.30%	to	1.90%	0.85%	12.44%	to	13.13%
	2009	21,880	15.11	to	15.19	331,448	1.30%	to	1.90%	0.00%	51.09%	to	51.95%
Oppenheimer Main Street Small- & Mid-Cap Fund/VA Service Class (5)	2012	7,757,161	$13.63	to	$20.67	$145,964,487	1.30%	to	2.30%	0.33%	14.97%	to	16.14%
	2011	4,916,695	11.85	to	17.80	87,075,391	1.30%	to	2.30%	0.33%	-4.62%	to	-3.65%
	2010	3,037,733	12.44	to	18.47	55,939,723	1.30%	to	2.05%	0.32%	21.46%	to	24.43%
	2009	1,600,237	15.12	to	15.21	24,301,288	1.30%	to	1.90%	0.04%	51.23%	to	52.10%
Oppenheimer Global Strategic Income Fund/VA Service Class(5)	2012	17,409,428	$10.74	to	$14.86	$250,260,062	1.30%	to	2.15%	5.59%	7.40%	to	11.67%
	2011	13,469,913	10.66	to	13.31	178,483,072	1.30%	to	2.05%	2.39%	-1.41%	to	-0.66%
	2010	8,405,698	10.81	to	13.40	112,271,754	1.30%	to	2.05%	6.37%	8.11%	to	13.28%
	2009	4,169,395	11.76	to	11.83	49,230,997	1.30%	to	1.90%	0.01%	17.59%	to	18.26%

B-64

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
PIMCO Low Duration Portfolio Advisor Class(5)	2012	288,693	$10.38	to	$12.03	$3,420,427	1.30%	to	2.05%	1.79%	3.58%	to	4.37%
	2011	241,604	10.02	to	11.52	2,750,615	1.30%	to	2.05%	1.57%	-1.06%	to	-0.31%
	2010	132,688	11.42	to	11.56	1,525,514	1.30%	to	1.90%	1.55%	3.19%	to	3.82%
	2009	25,744	11.07	to	11.13	285,909	1.30%	to	1.90%	1.73%	10.71%	to	11.34%
PIMCO Real Return Portfolio Advisor Class(5)	2012	309,408	$11.77	to	$14.59	$4,395,331	1.30%	to	2.30%	0.98%	6.16%	to	7.24%
	2011	216,469	11.09	to	13.61	2,875,315	1.30%	to	2.30%	1.89%	9.02%	to	10.12%
	2010	112,677	10.18	to	12.36	1,374,442	1.30%	to	2.05%	1.28%	1.83%	to	6.60%
	2009	17,146	11.52	to	11.59	198,164	1.30%	to	1.90%	1.79%	15.24%	to	15.90%
PIMCO Total Return Portfolio Advisor Class(5)	2012	29,423,799	$10.97	to	$13.11	$370,012,386	1.30%	to	2.30%	2.46%	6.98%	to	8.07%
	2011	16,209,974	10.25	to	12.13	195,549,030	1.30%	to	2.30%	2.55%	1.14%	to	2.16%
	2010	8,264,043	10.15	to	11.87	97,760,073	1.30%	to	2.05%	2.32%	1.47%	to	6.61%
	2009	3,822,240	11.07	to	11.13	42,492,649	1.30%	to	1.90%	3.72%	10.71%	to	11.35%
Pioneer Fundamental Value VCT Portfolio Class II (formerly Pioneer Cullen Value VCT Portfolio Class II)(5)	2012	13,836,313	$12.04	to	$14.00	$192,762,698	1.30%	to	2.05%	1.02%	8.33%	to	9.16%
	2011	11,067,568	11.12	to	12.83	141,393,346	1.30%	to	2.05%	0.71%	-5.63%	to	-4.92%
	2010	7,121,764	11.78	to	13.49	95,806,166	1.30%	to	2.05%	0.58%	7.84%	to	17.80%
	2009	4,026,457	12.44	to	12.51	50,302,548	1.30%	to	1.90%	0.63%	24.41%	to	25.12%
Pioneer Equity Income VCT Portfolio Class II(5)	2012	2,887,098	$13.41	to	$16.33	$31,103,228	1.30%	to	2.30%	7.12%	7.45%	to	8.54%
	2011	17,963	12.48	to	15.04	254,670	1.30%	to	2.30%	2.22%	3.35%	to	4.40%
	2010	9,564	12.12	to	14.41	129,733	1.30%	to	1.70%	2.56%	17.68%	to	21.16%
	2009	459	12.20	to	12.25	5,613	1.30%	to	1.65%	1.43%	22.04%	to	22.45%
Pioneer Fund VCT Portfolio Class II(5)	2012	2,190	$12.58	to	$15.66	$32,486	1.30%	to	2.05%	1.20%	7.70%	to	8.52%
	2011	4,189	11.68	to	14.43	53,273	1.30%	to	2.05%	1.39%	-6.50%	to	-5.79%
	2010	1,150	15.13	to	15.31	17,603	1.30%	to	1.90%	1.19%	13.53%	to	14.22%
	2009	814	13.33	to	13.41	10,917	1.30%	to	1.90%	0.69%	33.31%	to	34.07%
Pioneer Mid Cap Value VCT Portfolio Class II(5)	2012	10,320,081	$12.20	to	$15.71	$161,334,679	1.30%	to	2.30%	0.86%	8.28%	to	9.38%
	2011	7,753,233	11.26	to	14.37	110,914,940	1.30%	to	2.30%	0.62%	-8.00%	to	-7.06%
	2010	4,538,729	12.26	to	15.46	69,953,394	1.30%	to	2.05%	0.84%	16.36%	to	22.57%
	2009	2,279,077	13.21	to	13.28	30,230,285	1.30%	to	1.90%	1.07%	32.09%	to	32.85%
American Century VP Mid Cap Value Fund Class II(8)	2012	1,311,816	$14.63	to	$14.70	$19,273,105	1.40%	to	2.15%	2.32%	13.99%	to	14.49%
Dreyfus Appreciation Portfolio Service Class(8)	2012	371,673	$40.44	to	$40.62	$15,093,885	1.40%	to	2.15%	2.82%	8.40%	to	8.87%
Ivy Funds VIP Mid Cap Growth Portfolios(8)	2012	2,044,764	$8.43	to	$8.47	$17,305,970	1.40%	to	2.15%	0.00%	13.45%	to	13.94%
Putnam VT Equity Income Fund IB Shares(8)	2012	1,323,727	$15.52	to	$15.59	$20,629,829	1.40%	to	2.15%	0.00%	19.80%	to	20.32%

(1)

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratio is annualized in the initial year in which units of a product were purchased. For 2012, 2011 and 2010, average net assets are based on the daily net assets. For 2009 and 2008, average net assets are based on the net assets calculated on January 1 and each of the twelve month-ends within the year.

B-65

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

(3)

Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

(4)	Refer to Note 4 of the Notes to Financial Statements.
(5)	Portfolio commenced operations January 23, 2009.
(6)	Portfolio commenced operations April 28, 2011.
(7)	Portfolio was merged into the Invesco V.I. Government Securities Fund Series II effective after the close of business on April 29, 2011.
(8)	Portfolio commenced operations June 4, 2012.

B-66

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

and the Contract Owners of The Guardian Separate Account R:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the investment options of The Guardian Separate Account R at December 31, 2012 listed in Note 1, and the results of each of their operations, and the changes in each of their net assets for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as “financial statements”) are the responsibility of The Guardian Insurance & Annuity Company, Inc. management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying funds owned at December 31, 2012 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

New York, New York

March 20, 2013

B-67

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

STATUTORY BASIS BALANCE SHEETS

(In Millions)

	As of December 31,
	2012	2011
Admitted assets
Bonds	$1,731	$1,714
Preferred stocks	4	4
Investment in subsidiaries	20	18
Mortgage loans	2	—
Policy loans	112	109
Cash, cash equivalents and short-term investments	33	63
Receivable for securities	—	1

Total invested assets	1,902	1,909

Due and accrued investment income	23	25
Net deferred tax asset	14	13
Income tax receivable	7	—
Other assets	26	27
Receivable from separate accounts	268	198
Separate account assets	10,100	8,160

Total admitted assets	$12,340	$10,332

Liabilities
Reserves for policy benefits, deposit-type contracts and other contract liabilities	$1,924	$1,845
Asset valuation reserve	14	14
Due to parent and affiliates	11	13
Income tax payable	—	5
Payable for securities	24	4
Other liabilities	34	39
Intercompany borrowed funds	20	—
Separate accounts liabilities	10,098	8,158

Total liabilities	12,125	10,078
Capital and surplus
Common stock	2	2
Additional paid-in capital and contributed surplus	183	175
Unassigned surplus	30	77

Total capital and surplus	215	254

Total liabilities, capital and surplus	$12,340	$10,332

See notes to statutory basis financial statements.

B-68

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

STATUTORY BASIS STATEMENTS OF OPERATIONS

(In Millions)

	For the Years Ended December 31,
	2012	2011
Revenues
Premiums and annuity considerations	$1,933	$1,531
Net investment income	83	91
Service fees	225	182
Commissions and expense allowances on reinsurance ceded and other income	(22)	9

Total revenues	2,219	1,813

Benefits and expenses
Policyholder benefits	1,088	1,279
Net transfers to separate accounts	844	303
General insurance expenses	99	90
Commissions and other expenses	160	130

Total benefits and expenses	2,191	1,802

Gains before federal income taxes and realized capital losses from investments	28	11
Federal income tax benefit	(29)	—

Gain from operations, net of federal income taxes and before net realized capital losses	57	11
Net realized capital losses, net of tax and transfers to IMR	(86)	(11)

Net (loss) income	$(29)	$—

See notes to statutory basis financial statements.

B-69

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

STATUTORY BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(In Millions)

	For the Years Ended December 31,
	2012	2011

Beginning of year balance	$254	$241

Adjustments to surplus
Net (loss) income	(29)	—
Change in net unrealized capital (losses) gains, net of tax	(19)	—
Change in non-admitted assets	(10)	8
Change in net deferred taxes	11	4
Change in asset valuation reserve	—	1
Additional paid-in and capital surplus	8	—

Net adjustments to surplus	(39)	13

End of year balance	$215	$254

See notes to statutory basis financial statements.

B-70

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

STATUTORY BASIS STATEMENTS OF CASH FLOWS

(In Millions)

	For the Years Ended December 31,
	2012	2011
Cash flows from operating activities
Premiums and annuity considerations	$1,915	$1,533
Investment income received	92	98
Service fees and other income received	201	195
Benefits and loss related payments	(1,004)	(1,259)
Net transfers to separate accounts	(914)	(355)
Commissions, expenses and taxes paid	(257)	(219)
Federal income taxes recovered	11	18
Other	4	(8)

Net cash provided by operating activities	48	3

Cash flows from investing activities
Proceeds from bonds sold or matured	459	281
Proceeds from derivatives, brokers and miscellaneous proceeds	45	12
Costs of bonds acquired	(479)	(265)
Costs of mortgage loans acquired	(2)	—
Other invested assets	(8)	—
Cost of derivatives, brokers and miscellaneous applications	(123)	(18)
Increase in policy loans, net of repayments	(3)	(3)

Net cash (used in) provided by investing activities	(111)	7

Cash flows from financing and miscellaneous activities
Capital and paid in surplus	8	—
Intercompany borrowed funds	20	—
Net deposits on deposit-type contracts and other insurance liabilities	5	2

Net cash provided by financing activities	33	2

Net (decrease) increase in cash, cash equivalents and short-term investments	(30)	12
Cash, cash equivalents and short-term investments, beginning of year	63	51

Cash, cash equivalents and short-term investments, end of year	$33	$63

See notes to statutory basis financial statements.

B-71

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

NOTE A—ORGANIZATION

The Guardian Insurance & Annuity Company, Inc. (“GIAC” or the “Company”) is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“The Guardian”). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company’s primary business is the sale of variable deferred annuity contracts, fixed deferred and immediate annuity contracts, and variable life insurance policies. For variable products, contracts are sold by insurance agents who are licensed by GIAC and are either registered representatives of Park Avenue Securities LLC (“PAS”) or other broker-dealer firms that have entered into sales agreements with GIAC. The Company’s general agency distribution system is also used for the sale of other Guardian products.

PAS, a wholly owned subsidiary of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”) and Securities Investor Protection Corporation. PAS is also a registered investment adviser under the Investment Advisers Act of 1940 and has assumed the registered representatives formerly affiliated with Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of The Guardian.

GIS is a registered broker-dealer under the Securities Exchange Act of 1934, a member of FINRA, and a registered investment adviser under the Investment Adviser Act of 1940. GIS operates as the distributor and underwriter for GIAC’s variable products. RS Investment Management Co. LLC (“RS Investments”), a subsidiary of GIS, serves as the investment adviser on the RS Mutual Fund Family. GIS serves as a sub-adviser to the fixed income, asset allocation and index funds and is the sole distributor of the RS funds.

The Company, in agreement with Baillie Gifford Overseas Ltd., has an equity ownership interest in a company—Guardian Baillie Gifford Ltd. (“GBG”)—that is organized as a corporation in Scotland. GBG is registered in both the United Kingdom and the United States to act as an investment sub-adviser for the RS International Growth VIP Series (“RSIGS”), the RS Emerging Markets VIP Series (“RSEMS”), RS International Growth Fund (“RSIGF”) and RS Emerging Markets Fund (“RSEMF”). GBG serves as the sole investment sub-adviser to these funds. These funds are offered in the U.S. as investment options under certain variable annuity contracts and variable life policies sold by the Company.

Insurance Separate Accounts:

The Company has seventeen insurance separate accounts to support certain variable and group annuity and life insurance products that it sells. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders.

The assets and liabilities of the separate accounts are clearly identified and distinct from the other assets and liabilities of the Company. The assets of the separate accounts will not be charged with any liabilities arising out of any other business of the Company. However, the obligations of the separate accounts, including the promise to make annuity and death benefit payments, remain obligations of the Company. Assets of the separate accounts are stated primarily at the fair value of the underlying investments and corresponding contractholders obligations (See Note I).

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:

The accompanying statutory basis financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware (the “Department”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). Insurance companies domiciled in Delaware are required to prepare statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”), subject to certain deviations prescribed or permitted by the Department. There are no deviations between the NAIC and the Department as of December 31, 2012 and 2011. The NAIC promulgates the NAIC SAP, which include accounting guidelines referred to as Statements of Statutory Accounting Principles (“SSAPs”).

B-72

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Financial statements prepared in accordance with GAAP vary from financial statements prepared on a statutory basis (“STAT”) primarily because on a statutory basis: 1) costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred; 2) life insurance and annuity reserves follow statutory reserving requirements, including the use of statutory mortality and interest requirements, without consideration of withdrawals and company experience; 3) life insurance enterprises are required to establish a formula-based asset valuation reserve (“AVR”) by a direct charge to surplus to offset potential investment losses; 4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold; 5) bonds are carried principally at amortized cost; 6) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as either financing transactions or a derivative under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP; 7) certain “non-admitted assets” (uncollected premiums and advances to agent balances) must be excluded under statutory reporting through a charge to surplus; 8) investments in subsidiaries of the Company’s wholly owned subsidiaries and majority-owned subsidiaries are accounted for using the equity method, where earnings of such subsidiaries are recognized in surplus; only when dividends are distributed is income recognized; 9) annuity and certain insurance premiums are recognized as premium income; and 10) changes in deferred tax assets and liabilities, except those allocated to changes in unrealized gains and losses, are recognized as a separate component of surplus; deferred tax assets not meeting certain criteria are non-admitted. The effect on the financial statements of the Company from the differences between GAAP and STAT are material to the Company and are disclosed in Note L.

Use of Estimates:

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. As a provider of life insurance and annuity products, GIAC’s operating results in any given period depend on estimates of policy reserves required to provide for future policyholder benefits.

The development of policy reserves for insurance and investment contracts requires management to make estimates and assumptions regarding mortality, lapse, expense and investment experience. Such estimates are primarily based on historical experience and, in many cases, state insurance laws that require specific mortality, morbidity, and investment assumptions to be used by the Company and may preclude the use of lapse and expense assumptions. Actual future results could differ from these estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related reserve estimates.

The Company regularly invests in mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing could differ from original estimates resulting in adjustments to asset values and amortization or accretion recorded in future periods.

Admitted Assets:

Assets are stated at “admitted asset” values, which are values required by or permitted to be reported to the Department of Insurance of the State of Delaware in accordance with its rules and regulations. Certain assets designated as “non-admitted assets” (approximately $23 million and $13 million December 31, 2012 and 2011, respectively), consisting principally of deferred tax assets, IMR, uncollected premiums and advances to agents, are charged directly to unassigned surplus.

Investments:

See Note C and Note D regarding the accounting policy, reported statement value and estimated fair value of the Company’s investment in bonds, preferred stocks, and investments in subsidiaries.

B-73

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Policy Loans:

Policy loans are stated at unpaid principal balance. The carrying amount approximates fair value since most loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Cash, Cash Equivalents and Short-Term Investments:

Cash includes cash on deposit with banks. Cash equivalents are stated at amortized cost and consist of investments having maturities of three months or less at time of purchase. Certain short-term investments, including money market funds, are stated at amortized cost and consist primarily of investments having maturities greater than three months from the date of purchase, but less than one year to maturity. Fair values for such investments approximate carrying value.

Other Assets:

Other assets consist primarily of deferred, uncollected and unpaid premiums, reinsurance recoverables and receivables for service fees.

Receivables from Separate Accounts:

Receivables from separate accounts are primarily separate account allowances (VACARVM) and fees receivables.

Other Liabilities:

Other liabilities consist primarily contingent tax liabilities, reinsurance payables, accrued expenses and commissions payable.

Contract and Policy Reserves:

The estimated fair value of contractholder account balances for investment type contracts has been determined to be equivalent to carrying value as the current offering and renewal rates are set in response to current market conditions.

The following table highlights the credited rates applicable to the Company’s liabilities:

Product	Credited Fixed Interest Rates
Individual Annuities, Fixed Rate Option	1.00% to 3.50%
Single Premium Deferred Annuity	1.00% to 4.90%
Dollar Cost Averaging	1.00% to 3.00%
Group Annuities	1.50% to 3.25%
Variable Life	3.00% to 4.10%
Group Universal Life	4.00%
Immediate Annuitizations Without Life Contingency, Fixed	1.50% to 3.50%

Product	Valuation Rates
Single Premium Immediate Annuities and Immediate Annuitizations With Life Contingency, Fixed	4.00% to 6.00%

Guaranteed Minimum Benefits:

The Company issues variable annuity contracts with guaranteed death benefits that guarantee either:

a)	Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).
b)	Ratchet including the optional Step-Up Death Benefit sold with certain Guaranteed Minimum Withdrawal Benefit (“GMWB”) riders: the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

B-74

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

c)	Combination Rollup/Ratchet: the benefit is the greatest of the current account value, premiums paid increased with 3.00% simple interest each year (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).
d)	Return of deposits optional benefit (sold with certain GMWB riders): the benefit is equal to the sum of premiums paid and is not adjusted for withdrawals unless the total withdrawals made during the year exceed contractually specified amounts.

For guarantees of amounts in the event of death, the net amount at risk (“NAR”) is defined as the current Guaranteed Minimum Death Benefit (“GMDB”) in excess of the current account balance.

The Company also issues the following guaranteed living benefits:

GMWB

The GMWB contracts guarantee an annual withdrawal benefit up to a Guaranteed Withdrawal Amount (“GWA”) until the Guaranteed Withdrawal Benefit (“GWB”) is depleted, even if the Accumulation Value is reduced to zero through a combination of market declines and withdrawals. The GWB is either an account value based-ratchet (quarterly or annual) or a combination of an account value based-ratchet (quarterly or annual) and a roll-up at a specified interest rate (ranging from 5.00%-7.00% and either compound or simple depending on the rider version). Certain designs allow the withdrawals to continue for the lifetime of the policyholder even after the GWB is depleted. For the GMWB, the net amount at risk is defined as the guaranteed remaining balance in excess of the current account balance.

GMIB

The Guaranteed Minimum Income Benefit (“GMIB”) contracts provide a guarantee base that increases by the greater of a 5.00% roll-up rate or the contract anniversary account value. This base can only be accessed in duration 10 or later in the form of a payout annuity. For the GMIB, which guarantees a base level of lifetime income at annuitization, the net amount at risk is the value of the lifetime annuity in excess of the current account balance.

GMAB

The Guaranteed Minimum Accumulation Benefit (“GMAB” or “LBR”) contracts guarantee the return of investment on the maturity date. For the GMAB, the net amount at risk is the amount invested in excess of the current account balance.

The account value and net amount at risk of the contractholders at December 31, 2012 and 2011, for GMDB, GMWB, GMIB, and GMAB and (in millions, except Average Age) were as follows:

	2012			2011
	Account Value	NAR	Average Age	Account Value	NAR	Average Age
GMDB	$8,134	$89	63	$6,527	$202	63
GMWB	5,128	244	61	3,505	336	60
GMIB*	105	—	60	107	—	59
GMAB	36	—	63	45	—	63

*	In the calculation of the NAR for GMIB, the guaranteed benefit amount is decreased by 35% to reflect lower annuity factors used upon annuitization.

Actuarial Guideline XLIII (VACARVM) provides guidance on how to calculate reserves for Variable Annuities with both Living and Death Benefit Guarantees. The guideline requires the reserve to be calculated using two approaches, the standard scenario approach and the stochastic scenario approach, the final reserve being the greater of the two. The Standard Scenario amount is based on a single path, deterministic projection with stipulated assumptions and the stochastic amount is based on the results of stochastically generated interest rate scenarios. Management’s best estimate assumptions along with margins for uncertainty are used to calculate the stochastic amount. Key assumptions used in valuing the liability include full withdrawals, partial withdrawals, mortality, investment management fees and revenue

B-75

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

sharing, expenses, fund allocations, and other policyholder behavior. In addition, a method for projecting interest rates and equity returns is required. The stochastic process also requires the projection of in-force general account assets, assets from reinvested cash flows and in-force hedge assets that support the liabilities. The key assumptions needed in valuing the assets include reinvestment asset mix, reinvestment credit spreads, default rates, implied volatility, and swap interest rates. At December 31, 2012 and 2011, the Standard Scenario amount was the greater of the two measures and was thus used as the final reserve.

Reserves for Life Contracts and Deposit-Type Contracts:

The Company waives deductions for deferred fractional premiums upon death of insured and returns a portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

The Company currently issues variable life policies on lives classified as substandard. For scheduled policies issued with a flat extra premium, one half of such extra premium is held in addition to the standard mean reserve for the plan. Scheduled policies and riders issued on a substandard basis in percentage mortality classes are valued with factors based on the appropriate corresponding percentage mortality tables and stipulated interest rates and method.

As December 31, 2012 and 2011, the Company had $632 million and $657 million, respectively, of insurance in force for which the gross premiums are less than the net premiums, according to the standard valuation set by the State of Delaware. The reserves to cover the above insurance equal $33 million and $30 million as of December 31, 2012 and 2011, respectively, which are included in “Reserves for policy benefits, deposit-type contracts and other contract liabilities,” in the Statutory Basis Balance Sheets. The Company does not utilize anticipated investment income as a factor in the calculation of these reserves. Instead, it utilizes a statutory premium deficiency reserve formula and interest rate assumption prescribed by Delaware insurance regulations.

The Tabular Interest, Tabular less Actual Reserve Released and Tabular Cost have been determined from the basic data for the calculation of policy reserves.

For the determination of Tabular Interest on funds not involving life for each valuation rate of interest, the Tabular Interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

Both the annual premium variable life product and the variable whole life with modified scheduled premiums product were available in substandard classes. These products are not currently available for sale.

For both products, the Company charges an additional gross premium that is payable for the later of 20 years or to age 65. These additional premiums do not affect policy values.

For the annual premium variable life product, the Company holds two additional reserves:

1.	A reserve for the basic coverage. This reserve considers the extra mortality and the premium payment period of the additional premium.
2.	A reserve for the variable insurance account, which is essentially a paid-up life reserve.

For the variable whole life with modified scheduled premium product, the Company holds the reserve for the basic coverage. Actuarial Guideline XXXVII provides guidance on how to determine statutory reserve liabilities for GMDBs offered with variable life insurance products. This guideline codifies the basic interpretation of reserve liabilities for variable life GMDBs by clarifying the projection assumptions and methodologies that comply with the Standard Valuation Law. The guideline requires the reserve to be calculated using two approaches—a One-Year Term reserve recognizing a 1/3 drop in separate account assets and the Attained Age Level Reserve (AALR). In calculating the reserves, the projection of policy values use valuation mortality for cost of insurance and the account values (general and separate) are projected at the valuation interest rate. The AALR method develops funding for the excess benefits (GMDB over benefits where there is no guarantee) by accumulating “payments” made each year that would fund the future shortfalls. Calculations for the “payments” are done on an attained age basis each year and take into account changes to the future requirements at the time of valuation and the accumulated balance (net of interest credited and mortality charges).

B-76

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

For the universal life with secondary guarantee products, the Company holds a UL CRVM reserve for the basic coverage and a liability for the secondary guarantees in accordance with Actuarial Guideline XXXVIII. The valuation mortality used is the Company experience as allowed in the Model and the interest is the maximum valuation interest rate.

The Company issues group deposit-type contracts funding agreements for qualified retirement plans. The funding agreements are issued through the general account and the deposits received on these contracts are recorded as liabilities and are not treated as premiums or as revenue under SAP.

Investment Reserves:

In compliance with statutory requirements, the Company maintains the AVR and the IMR. The AVR is intended to stabilize policyholders’ surplus against market fluctuations in the value of equities and credit-related declines in the value of bonds.

Changes in the AVR are recorded directly to surplus. The IMR defers net after-tax realized capital gains (losses) that result from changes in the overall level of interest rates for fixed income investments and amortizes these net realized capital gains (losses) into income over the remaining stated life of the investments sold. The Company uses the group method of calculating the IMR. Any negative IMR amounts are treated as a non-admitted asset.

Premiums and Other Revenues:

Premiums and annuity considerations are recognized for funds received primarily on variable deferred annuity contracts, fixed deferred and immediate annuity contracts, and variable life insurance products. Corresponding transfers to or from separate accounts are a component of “Net transfers to separate accounts” in the Statutory Basis Statements of Operations.

Revenues also include service fees that are comprised of annual contract fees, charges for mortality and expenses based on separate account assets under management and administrative service fees received from the mutual funds that are investment options in the product separate accounts.

Federal Income Taxes:

The provision for federal income taxes is based on income from operations currently taxable. Realized gains and losses are reported net of the applicable federal income taxes. Deferred federal income tax assets are admitted to the extent they can be realized within three years subject to a 15.00% limitation of capital and surplus with increases or decreases reflected as adjustments to surplus (See Note F).

Reinsurance:

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies (See Note G).

Net Investment Income and Capital Losses:

Net investment income includes interest and dividends received or accrued on investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively or prospectively for any change in estimated yield to maturity. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus. Net investment income is reduced by investment management expenses.

Realized investment gains and losses are reported in income based upon specific identification of securities sold. Realized losses include valuation adjustments for other-than-temporary declines in investments. Unrealized investment gains and losses on financial instruments carried at fair value represent changes in the reported fair value and are recorded directly to surplus.

B-77

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Assessments:

Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in each state. The Company’s policy is to accrue assessments when the entity for which the insolvency relates has met its state of domicile’s statutory definition of insolvency, the amount of the loss is reasonably estimable and the related premium upon which the assessment is based is written. In most states, the definition is met with a declaration of financial insolvency by a court of competent jurisdiction. In certain states there must also be a final order of liquidation. As of December 31, 2012 and 2011, respectively, the Company had a $1 million, liability included in “Other liabilities” for its estimated assessments. Some states permit members insurers to recover assessments through full or partial premium tax offsets. The related premium tax offsets included in “Other assets” was $0.4 million as of December 31, 2012 and 2011, respectively.

Reclassifications:

Certain amounts in prior years have been reclassified to conform to the current year presentation.

NOTE C—INVESTMENTS

Bonds and Preferred Stocks:

Investments are valued in accordance with methods prescribed by the Securities Valuation Office of the NAIC (“SVO”). The Company obtains the fair value of financial instruments held in its portfolio that are either carried at fair value on the face of the financial statements or disclosed in the notes to the financial statements at fair value, from a number of sources. These sources include published market quotes for active market exchange traded instruments, third party pricing vendors, investment banks that are lead market makers in certain markets, broker quotes and the use of internal valuation models that use market observable inputs when available and Company-derived inputs when external inputs are not available or deemed to be inaccurate. Unrealized gains and losses on investments carried at fair value are recorded directly in unassigned surplus. The investment portfolio is reviewed for investments that may have experienced a decline in value considered to be other-than-temporary. The Company considers several factors in determining if an other-than-temporary decline exists: duration and extent to which the fair value of the security has been less than cost; financial condition of the issuer; the near-term prospects for recovery of the fair value of a security; discounted estimated future cash flows; and the intent and ability of the Company to hold the security to allow for an anticipated recovery in value. Impairments that are considered other-than-temporary are included in net realized capital losses. Valuation methods for the various types of investments held are as follows:

Bonds—Bonds are stated principally at amortized cost with bond premiums and discounts amortized using the interest method. Those bonds that are rated 6 by the NAIC are reported at the lower of amortized cost or fair value. Mortgage-backed bonds are carried at amortized cost using the interest method considering anticipated prepayments at the date of purchase. Significant changes in future anticipated cash flows from the original purchase assumptions are accounted for using the retrospective and prospective adjustment method utilizing the Public Securities Association standard prepayment rates.

Prepayment assumptions for single class and multi-class mortgage-backed/asset-backed securities were obtained from issuers or broker- dealers through information services or internal estimates and are consistent with current interest rates and the economic environment.

Preferred stocks—Preferred stocks are carried at fair value if impaired during the reporting period or carried at the lower of cost or fair value based on the rating assigned by the SVO.

Investments in Subsidiaries:

Investments in subsidiaries are valued using the GAAP basis equity and consist of the Company’s investments in PAS and GBG. Undistributed earnings or losses of subsidiaries and unrealized appreciation and depreciation are reflected as unrealized capital gains or losses directly in surplus. Distributed dividends of subsidiaries are recorded in net investment income.

B-78

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The amortized cost basis and estimated fair value of bonds and the cost and estimated fair value of preferred stocks and investments in subsidiaries at December 31, 2012 and 2011, were as follows:

	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
December 31, 2012		Gains	(Losses)
		(In millions)
U.S. Government	$16	$1	$—	$17
Special Revenue	18	1	—	19
States, Territories and Possessions	12	—	—	12
Political Subdivisions	11	1	—	12
Hybrid	2	—	—	2
Industrial and Miscellaneous	1,672	95	(3)	1,764

Total Bonds	$1,731	$98	$(3)	$1,826

Preferred Stocks—Perpetual	$4	$—	$(1)	$3

Investment in Subsidiaries	$62	$4	$(46)	$20

	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
December 31, 2011		Gains	(Losses)
		(In millions)
U.S. Government	$12	$2	$—	$14
Special Revenue	19	—	—	19
States, Territories and Possessions	12	—	—	12
Political Subdivisions	11	1	—	12
Hybrid	2	—	—	2
Industrial and Miscellaneous	1,658	91	(4)	1,745

Total Bonds	$1,714	$94	$(4)	$1,804

Preferred Stocks—Perpetual	$4	$—	$(2)	$2

Investment in Subsidiaries	$54	$3	$(39)	$18

The Company invests in high quality securities that are diversified by asset class, issuer and industry. At December 31, 2012 approximately 0.9% of the portfolio is invested in securities issued or backed by the United States Government or its agencies. No other single issuer accounts for more than 0.9% of the portfolio at December 31, 2012.

The amortized cost and estimated fair value of bonds at December 31, by contractual maturity is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations.

	2012
	Amortized Cost	Fair Value
	(In millions)
Due in one year or less	$301	$307
Due after one year through five years	897	942
Due after five years through ten years	351	375
Due after ten years	138	156
Sinking fund bonds, mortgage-backed securities and asset-backed securities	44	46

Total	$1,731	$1,826

B-79

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The net change in unrealized capital (losses) gains included in surplus for the years ended December 31, 2012 and 2011 are summarized as follows:

	2012	2011
	(In millions)
Changes in net unrealized capital (losses) gains attributable to:
Investments in subsidiaries	$(6)	$(1)
Derivatives	(13)	2
Tax effect on unrealized capital losses (gains)	—	(1)

Total change in net unrealized capital (losses) gains, net of tax	$(19)	$—

Proceeds from sales of investments in bonds amounted to $105 million and $47 million in 2012 and 2011, respectively. Gross gains of $2 million and $3 million and gross losses of $0.3 million and $0.2 million were realized on sales of bonds in 2012 and 2011, respectively.

There were no sales of investments in preferred stocks in 2012 or 2011.

Unrealized losses:

The Company’s investments’ gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, were as follows:

December 31, 2012	Less than 12 months		More than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
			(In millions)
U.S. Government	$2	$—	$—	$—	$2	$—
Special Revenue	2	—	—	—	2	—
Industrial and Miscellaneous	153	(2)	3	(1)	156	(3)

Total Bonds	157	(2)	3	(1)	160	(3)
Preferred Stocks—Perpetual	—	—	3	(1)	3	(1)

Total Temporarily Impaired Securities	$157	$(2)	$6	$(2)	$163	$(4)

December 31, 2011	Less than 12 months		More than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
			(In millions)
States, Territories and Possessions	$1	$—	$—	$—	$1	$—
Hybrids	—	—	2	—	2	—
Industrial and Miscellaneous	79	(3)	9	(1)	88	(4)

Total Bonds	80	(3)	11	(1)	91	(4)
Preferred Stocks—Perpetual	—	—	2	(2)	2	(2)

Total Temporarily Impaired Securities	$80	$(3)	$13	$(3)	$93	$(6)

The Company’s investment portfolio includes individual securities that are in an unrealized loss position and have not been recognized as other-than-temporary impairments. There were six securities in an unrealized loss position for greater than 12 months with a book value of $8 million and a fair value of $6 million as of December 31, 2012. There were eleven securities in an unrealized loss position for greater than 12 months with a book value of $16 million and a fair value of $13 million as of December 31, 2011.

In reaching the conclusion that these impairments are temporary, management considered many factors including duration and severity of impairment, discounted cash flows, investment sector stability, and credit-worthiness, financial condition of issuer and intent and ability to hold to allow for recovery in value.

B-80

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Mortgage Loans:

Mortgage loans are valued at amortized cost. Valuation reserves are established for potential declines in the value of the mortgage loans. Other-than-temporary impairments on loans are charged to net realized capital losses and are not adjusted for subsequent recoveries in value. There were no other-than-temporary impairments on mortgage loans in 2012.

The Company invested in one mortgage loan located in Texas in late December 2012. The Company estimated this loan’s fair value to be $2 million, equivalent to the loan’s carrying value. The interest rate on this mortgage was 3.25% and the loan to value, at time of origination was 39.74%.

Investment in Subsidiaries:

Investments in subsidiaries are valued using the GAAP basis equity and consist of the Company’s investments in PAS and GBG (See Note C). Selected financial information for PAS, the Company’s significant subsidiary at December 31, 2012, is highlighted below:

	2012	2011
	(In millions)
Total assets	$34	$32
Total liabilities	18	17
Net loss	$(7)	$(1)

There were no dividends received from PAS in 2012 or 2011.

Net Investment Income:

Net investment income, including accrual of discount and amortization of premiums, arose from the following sources for the years ended December 31:

	2012	2011
	(In millions)
Bonds	$75	$82
Subsidiaries	5	5
Policy loans	7	7

Total gross investment income	87	94
Less: investment expenses	(4)	(3)

Net investment income	$83	$91

Net Realized Capital Losses from Investments:

Net realized losses from investments were derived from the following sources for the years ended December 31:

	2012	2011
	(In millions)
Bonds	$3	$5
Derivatives and other	(86)	(11)

Total net realized capital losses	(83)	(6)
Transfer to IMR	(2)	(4)
Capital gain federal income tax expense	1	1

Net realized capital losses, net of tax and transfers from IMR	$(86)	$(11)

There were impairment losses of $40 thousand for 2012. There were no impairment losses in 2011.

B-81

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Derivative Financial Instruments:

In order to minimize the volatility associated with the GMWB, the Company has established a hedge strategy to manage this risk. The Company uses S&P 500, NASDAQ, MSCI EAFE and Russell 2000 e-mini futures contracts and U.S. Treasury futures contracts, which are exchange traded, to hedge market fluctuations of the Company’s GMWB product. Margin payments are required to enter a futures contract and contract gains or losses are settled daily in cash. The contract amount of futures contracts represents the extent of the Company’s involvement, but not future cash requirement, as open positions are typically closed out prior to the delivery date of the contract. These contracts have a notional amount of $2 million and $3 million as of December 31, 2012 and 2011, respectively. There is no carrying amounts of these contracts as of these dates as the contracts are settled daily through a margin account as stated above.

Restricted Assets and Special Deposits:

Assets of $4 million at December 31, 2012 and 2011, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. These amounts are included in “Bonds” in the Statutory Basis Balance Sheets.

Repurchase Agreements:

The Company periodically enters into repurchase agreements whereby securities will be resold at a specified date and price. Assets of $10 million are included in the Statutory Basis Balance Sheets as “Cash, cash equivalents and short-term investments” as of December 31, 2012 and are subject to repurchase. The repurchase agreements had interest rates of 0.13% as of December 31, 2012 and matured on January 8, 2013. The Company’s policy requires a minimum of 102% of the fair value of the borrowed securities as collateral, calculated on a daily basis, in the form of either cash or securities. The collateral consists of two Federal Home Loan Bank Securities each with a par value of $5 million, a fair value (with accrued interest) of $5 million, and a coupon rate of 3.75% maturing January 29, 2014. There were no repurchase agreements outstanding as of December 31, 2011.

Information About Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk:

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. Because exchange-traded futures are processed through a regulated exchange and positions are marked to market and settle on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company is required to establish collateral for any futures contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently uses U.S. Treasury bonds to satisfy this collateral requirement.

The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. The Company’s financial instruments with off-balance sheet risk as of December 31, 2012 and 2011 were $41 million and $44 million, respectively.

NOTE D—FAIR VALUE OF FINANCIAL INSTRUMENTS

The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions based on internally developed data in the absence of observable market information. The guidance requires entities to maximize the use of observable inputs and

B-82

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1—inputs are quoted market prices available in active markets for identical assets or liabilities on the reporting date. Assets in this category include actively traded registered mutual funds held directly by the separate accounts sponsored by the Company.

Level 2—inputs are quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model derived valuations whose inputs are observable or whose significant value drivers are observable. These types of instruments include preferred stocks and certain investments in registered mutual funds in which the fund holds instruments that are not actively traded and investments in non-registered collective investment funds.

Level 3—inputs are unobservable where there is little or no market activity for the asset or liability and the Company makes estimates and assumptions based on internally derived information.

The estimated fair values presented below have been determined using available information and valuation methodologies. The estimated fair value for financial instruments held by the Company was determined by management after considering the following sources of information: published market quotes for active exchange traded instruments, third party pricing vendors, quotes from investment banks that are lead market makers in certain markets, independent broker quotations, or the use of internal valuation models that use market observable inputs when available and Company derived inputs when external inputs are not available or deemed to be inaccurate. Accordingly, such amounts are management’s estimate of the value that would be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies from period to period based on available information and market conditions could have a material effect on the estimated fair values.

Separate Accounts Assets:

The Company sponsors separate accounts that support certain products that it sells. The separate accounts invest in various registered mutual funds and non-registered collective investment funds managed by RS Investments Management Co., an affiliated company. The fair value of these investments is based upon the reported net asset values (“NAVs”) as provided by the fund manager.

The Company’s management reviews each mutual fund’s liquidity in order to determine the level those investments should be reported. Generally, actively traded registered mutual fund investments are considered a Level 1, non-registered collective fund investments that have no redemption restrictions or fees associated with it and are open to new investors are considered a Level 2 and all other fund investments that do not meet the criteria of Level 1 or 2 are reported as Level 3. As of December 31, 2012 and 2011, none of the Separate Account investments are considered to be Level 3.

The following tables summarize the Company’s assets and liabilities carried at fair value by their fair value hierarchy levels at December 31, 2012 and 2011:

December 31, 2012	Level 1	Level 2	Level 3	Total Fair Value	Carrying Amount
	(In millions)
Assets at Fair Value
Separate Accounts Assets	$9,064	$1,036	$—	$10,100	$10,100

Total Assets at Fair Value	$9,064	$1,036	$—	$10,100	$10,100

B-83

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

There were no transfers into or out of Level 1 and 2 during 2012.

December 31, 2011	Level 1	Level 2	Level 3	Total Fair Value	Carrying Amount
	(In millions)
Assets at Fair Value
Separate Accounts Assets	$7,384	$776	$—	$8,160	$8,160

Total Assets at Fair Value	$7,384	$776	$—	$8,160	$8,160

There were no transfers into or out of Level 1 and 2 during 2011.

NOTE E—PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Gross deferred and uncollected insurance premiums represent premiums due to be received from policyowners through the next policy anniversary date. These premiums and annuity considerations are reinsured to The Guardian (See Note G). Net deferred and uncollected premiums ceded represent only the portion of gross premiums related to mortality charges and interest. Deferred and uncollected premiums ceded at December 31, 2012 and 2011 were as follows:

	2012
Type	Gross	Net of Loading
	(In millions)
Ordinary new business	$—	$—
Ordinary renewal	4	4
Group life renewal	—	—

	2011
Type	Gross	Net of Loading
	(In millions)
Ordinary new business	$—	$—
Ordinary renewal	3	3
Group life renewal	1	1

NOTE F—INCOME TAXES

Consolidated Federal Income Tax Return:

The Company’s federal income tax return is consolidated with the following entities:

•	The Guardian Life Insurance Company of America, Inc. and its subsidiaries,

•	Park Avenue Life Insurance Company,

•	Sentinel American Life Insurance Company,

•	Family Service Life Insurance Company,

•	Managed Dental Care of California,

•	Managed DentalGuard of Texas,

•	Managed DentalGuard of New Jersey,

•	Innovative Underwriters Inc.,

•	Berkshire Life Insurance Company of America,

•	First Commonwealth, Inc., and its subsidiaries, and

•	American Financial Systems, Inc.

The Company is included in a consolidated federal income tax return with its parent company, The Guardian. The Company has a written agreement, approved by the Company’s Board of Directors, which sets forth the manner in which the total combined federal income tax is allocated to each entity which is a party to the consolidation. Pursuant

B-84

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

to this agreement, the Company has the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur, or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

The Internal Revenue Code limits the amount of non-life insurance losses that may offset life insurance company taxable income. The consolidated income tax liability is allocated among the members of the group pursuant to a tax allocation agreement. In accordance with the tax allocation agreement, each qualifying member of the group computes its tax provision and liability on a separate return basis, but may, where applicable, recognize benefits of net operating losses and capital losses utilized in the consolidated group. Subsidiary tax liabilities/benefits are settled subsequent to the filing of the federal income tax return.

An estimate of the amount of any increase in the Company’s Federal or foreign income tax loss contingencies during the twelve month period ending December 31, 2013 cannot be made.

The Components of the Net Deferred Tax Assets (DTAs) recognized in the Company’s Assets, Liabilities, Surplus and Other Funds are as follows:

Description	December 31, 2012
(In millions)	Ordinary	Capital	Total
Gross Deferred Tax Assets	$48	$6	$54
Statutory valuation allowance adjustments	—	—	—

Adjusted Gross Deferred Tax Assets	48	6	54
Deferred Tax Assets Nonadmitted	17	6	23

Subtotal Net Admitted Deferred Tax Asset	31	—	31
Deferred Tax Liabilities (DTLs)	17	—	17

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)	$14	$—	$14

	December 31, 2011
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$37	$6	$43
Statutory valuation allowance adjustments	—	—	—

Adjusted Gross Deferred Tax Assets	37	6	43
Deferred Tax Assets Nonadmitted	7	6	13

Subtotal Net Admitted Deferred Tax Asset	30	—	30
Deferred Tax Liabilities (DTLs)	17	—	17

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)	$13	$—	$13

	Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$11	$—	$11
Statutory valuation allowance adjustments	—	—	—

Adjusted Gross Deferred Tax Assets	11	—	11
Deferred Tax Assets Nonadmitted	10	—	10

Subtotal Net Admitted Deferred Tax Asset	1	—	1
Deferred Tax Liabilities (DTLs)	—	—	—

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)	$1	$—	$1

B-85

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. A valuation allowance is recorded if it is more likely than not that some portion or all of the deferred tax asset will not be realized. The Company’s management has concluded that the deferred income tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

Admission calculation components SSAP No. 101 (Paragraph 11)

Effective January 1, 2012, the Company adopted Statement of Statutory Accounting Principles No. 101—Income Taxes, A Replacement of SSAP No. 10R and SSAP No.10 (“SSAP 101”). SSAP 101 included a similar calculation for limitation of gross deferred tax assets as SSAP 10R for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31,2012 and expects to exceed this minimum during 2013. The adoption of SSAP 101 did not have an impact on the company’s statutory statement for the year ended 12/31/2012.

	December 31, 2012
	Ordinary	Capital	Total
a. Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks	$2	$—	$2
b. Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From a, above) After Application of the Threshold Limitation. (The Lesser of b.i. and b.ii. Below)	12	—	12
The lesser of:
i. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following The Balance Sheet Date	12	—	12
ii. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	30	—	30
c. Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From a. and b. above) Offset by Gross Deferred Tax Liabilities.	17	—	17

Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total (a. + b. + c.)	$31	$—	$31

	December 31, 2011
	Ordinary	Capital	Total
a. Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks	$1	$—	$1
b. Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From a, above) After Application of the Threshold Limitation. (The Lesser of b.i. and b.ii. Below)	12	—	12
The lesser of:
i. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following The Balance Sheet Date	12	—	12
ii. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	42	—	42
c. Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From a. and b. above) Offset by Gross Deferred Tax Liabilities.	17	—	17

Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total (a. + b. + c.)	$30	$—	$30

B-86

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

	Change
	Ordinary	Capital	Total
a. Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks	$1	$—	$1
b. Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From a, above) After Application of the Threshold Limitation. (The Lesser of b.i. and b.ii. Below)	—	—	—
The lesser of:
i. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following The Balance Sheet Date	—	—	—
ii. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	(12)	—	(12)
c. Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From a. and b. above) Offset by Gross Deferred Tax Liabilities.	—	—	—

Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total (a. + b. + c.)	$1	$—	$1

	2012	2011
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	688%	1251%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation	$215	$268

Impact of Tax Planning Strategies

	December 31, 2012
	Ordinary		Capital	Total
Adjusted gross DTAs
(% of Total adjusted gross DTAs)	23%		0%	23%
Net admitted adjusted gross DTAs
(% of net admitted adjusted gross DTAs)	88%		0%	88%

	December 31, 2011
	Ordinary		Capital	Total
Adjusted gross DTAs
(% of Total adjusted gross DTAs)	31%		0%	31%
Net admitted adjusted gross DTAs
(% of net admitted adjusted gross DTAs)	96%		0%	96%

	Change
	Ordinary		Capital	Total
Adjusted gross DTAs
(% of Total adjusted gross DTAs)	(8%	)	0%	(8%	)
Net admitted adjusted gross DTAs
(% of net admitted adjusted gross DTAs)	(8%	)	0%	(8%	)

Does the Company’s tax-planning strategies include the use of reinsurance?    Yes  ☐    No  ☒

All DTL were recognized as of December 31, 2012 and 2011.

B-87

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Current Tax and Change in Deferred Tax:

Current income taxes incurred consist of the following major components at December 31, 2012 and 2011.

Description	2012	2011
	(In millions)
Federal income tax expense on operating income	$(23)	$(4)
Prior year (overaccrual)/underaccrual	(2)	3
Contingent tax	(4)	1

Current federal operations income tax benefit	(29)	—
Current capital gain federal income tax expense	1	1

Total current federal income tax (benefits) expense	$(28)	$1

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2012 and 2011, were as follows:

	2012	2011	Change
	(In millions)
DTAs Resulting from Book/Tax Differences In:
Ordinary:
Reserves	$28	$20	$8
Policy acquisition costs	20	17	3
AG 38 Reserve	—	—	—
Capital loss related to RIC liquidation	—	—	—

Gross ordinary DTAs—(admitted and nonadmitted)	$48	$37	$11

Statutory valuation allowance adjustment—ordinary	—	—	—
Total ordinary DTAs—(nonadmitted)	17	7	10

Admitted ordinary DTAs	$31	$30	$1

Capital:
Impaired securities	$1	$1	$—
Unrealized loss on investments	4	5	(1)
Other—Capital Loss related to 2012 RIC liquidation	1	—	1

Gross capital DTAs—(admitted and nonadmitted)	$6	$6	$—

Statutory valuation allowance adjustment—capital	—	—	—
Total capital DTAs—(nonadmitted)	6	6	—

Admitted capital DTAs	—	—	—

Total admitted DTAs	$31	$30	$1

DTLs Resulting from Book/Tax Differences In:
Ordinary:
Market discount	$2	$2	$—
Reserves	15	15	—

Total Ordinary DTLs	$17	$17	$—

Capital:

Total DTL	$17	$17	$—

Net admitted DTAs/(DTLs)	$14	$13	$1

B-88

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The change in net deferred Federal income taxes is comprised of the following:

	2012	2011	Change
Adjusted gross deferred tax assets	$54	$43	$11
Total Deferred Tax Liabilities	17	17	—

Net deferred tax assets (liabilities)	$37	$26	11

Tax effect of unrealized capital losses			—

Change in net deferred federal income tax benefit			$11

Contingent Tax Liabilities:

As of December 31, 2012, the Company had $1 million of unrecognized tax benefits and related interest expense, if recognized, all of which would affect the Company’s annual effective tax rate. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense. For the years ending December 31, 2012 and 2011, the Company recognized approximately $0 million and $1 million in interest and penalties. The Company has approximately $1 million and $1 million accrued for payment of interest and penalties at December 31, 2012 and December 31, 2011, respectively.

The Company files U.S. federal income tax returns along with various state and local income tax returns. The IRS is currently reviewing the Company’s U.S. income tax returns for the tax years 2009 through 2011.

Changes in the amount of contingent tax liabilities for the years ended December 31, 2012 and 2011 were as follows:

	2012	2011
	(In millions)
Beginning Balance	$4	$4
Reductions for tax positions of prior years for:
Lapses of applicable statute limitations	(4)	—

Ending Balance	$—	$4

B-89

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Reconciliation of Federal Income Tax Rate to Actual Effective Rate:

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant book to tax adjustments causing this difference is the following:

	2012	Effective Tax Rate*
	(In millions)
Net gain from operations after dividends to policyholders and before Federal income tax @ 35%	10	35%
Net realized capital gains (losses) @ 35%	(30)	35%

Provision calculated at statutory rate	$(20)	35%
Dividends received deduction and other	(11)	20%
Other—Capital loss related to RIC liquidation	(1)	1%

Subtotal	(32)	56%
Contingent taxes	(4)	7%
Return to provision	(2)	4%
Foreign tax credit	(1)	2%

Total	$(39)	69%

Total current federal income tax expense	$(28)	49%
Change in net deferred federal income taxes benefit	(11)	20%

Total statutory income tax benefit	$(39)	69%

*	Percentages are based on whole dollars not on rounded millions as shown

Operating Loss and Tax Credit Carryforwards:

At December 31, 2012 and 2011, the Company did not have any unused operating loss carryforwards to offset against future taxable income.

At December 31, 2012, the Company had $2 million in unused net capital loss carryforwards which will expire in 2014.

At December 31, 2012 and 2011, the Company did not have any unused tax credit.

The following are income taxes incurred in prior years that are available for recoupment in the event of future net losses:

Year	Ordinary	Capital	Total
	(In millions)
2012	$—	$1	$1
2011	—	1	1
2010	—	—	—

Total	$—	$2	$2

NOTE G—REINSURANCE CEDED

The Company enters into coinsurance, modified coinsurance and yearly renewable term agreements with The Guardian and outside parties to provide for reinsurance of selected variable annuity contracts and group life and individual life policies. Under the terms of the modified coinsurance agreements with The Guardian, reserves ceded to the reinsured business and corresponding assets held by the Company amounted to $379 million and $369 million at December 31, 2012 and 2011, respectively. The reinsurance contracts do not relieve the Company of its primary obligation for policyowner benefits. Failure of reinsurers to honor their obligations could result in losses to the Company;

B-90

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

consequently, the Company evaluates the financial condition of its reinsurers in order to minimize its exposure to losses from reinsurer insolvencies.

The Company entered into a new Individual Life Yearly Renewable Term reinsurance agreement with The Guardian effective January 1, 2011. Under the terms of the agreement, GIAC cedes The Guardian a 90.00% quota share of the mortality risk on its secondary guarantee flexible premium universal life insurance business.

The effect of these reinsurance cession agreements on the components of the Company’s gains (losses) from operations in the accompanying Statutory Basis Statements of Operations were as follows:

	2012	2011
	(In millions)
Premiums and annuity considerations	$(55)	$(71)
Commissions and other expenses	8	14
Reserve adjustments on reinsurance ceded and other income	(32)	(5)

Total Revenues	(79)	(62)

Policyholder and contract benefits	(71)	(51)
Increase in aggregate reserves	9	(34)

Total expenses	(62)	(85)

Net (losses) gains on operations from reinsurance ceded	$(17)	$23

Net (losses) gains on operations from reinsurance ceded include ($26) million and $14 million from outside parties in 2012 and 2011, respectively.

NOTE H—RELATED PARTY TRANSACTIONS

General Operating Expense Agreement:

The Company is billed by The Guardian for all compensation and related employee benefits for those employees of The Guardian who are engaged in the Company’s business and for the Company’s use of The Guardian’s centralized services and agency force. The amounts charged for these services amounted to $134 million and $118 million in 2012 and 2011, which are in “General insurance expenses and Commissions and other expenses” in the Statutory Basis Statements of Operations, of which $12 million and $14 million are unpaid and included in “Due to parent and affiliates” in the Statutory Basis Balance Sheets at December 31, 2012 and 2011, respectively.

Investments:

At December 31, 2012 and 2011, respectively, approximate 28% and 32% of the Company’s separate account assets are invested in affiliated mutual funds that are advised by RS Investments and sub-advised by GIS (see Note A). Each of these funds has an investment advisory agreement with RS Investments. Separate account assets under management invested in affiliated mutual funds amounted to $2,829 million and $2,637 million as of December 31, 2012 and 2011, respectively.

During 2012, The Company received $8 million from the Guardian as an additional paid-in and contributed surplus. Subsequent to the receipt, these funds were transferred to PAS as a capital contribution.

Administrative Services Agreement:

The Company has an administrative services agreement with GIS and RS that provides for fee income to GIAC calculated based on the monthly/quarterly average assets of the affiliated mutual funds’ participation within GIAC’s variable insurance products separate accounts. For the years ended December 31, 2012 and 2011, such fee income amounted to $4 million, respectively, which is reflected in “Service fees” in the Statutory Basis Statements of Operations, of which $1 million are receivables and are included in “Due to parent and affiliates” in the Statutory Basis Balance Sheets at December 31, 2012 and 2011, respectively.

B-91

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Reimbursement Agreement:

Effective March 1, 2010, the Company entered into a reimbursement agreement with GIS whereby GIS provides for administrative and distribution services to the RS International Growth Fund and RS Emerging Markets Fund (the “Funds”), whose sole investment sub-adviser is GBG (See Note A). For each year during which the Company receives a dividend from GBG, GIAC will reimburse GIS for dividends attributable to shares of the Funds that are not offered through the separate accounts and for which GIAC does not provide administrative services. The amount of such reimbursement will be calculated based on the average daily net assets of the Funds for the periods during which earnings have been accumulated that support the payment of such a dividend or dividends. For the years ended December 31, 2012 and 2011, the dividends received by the Company from GBG amounted to $5 million, respectively, which are included in “Net investment income” of which the Company reimbursed GIS $4 million, respectively, which are included in “Commissions and other expenses” in the Statutory Basis Statements of Operations.

Line of Credit:

Effective September 1, 2012, the Company (Borrower) entered into a revolving line of credit agreement with The Guardian (Lender) for $100 million. The terms of the credit agreement state that future drawing, if any, (not at the time overdue) shall bear interest at a rate per annum equal to (a) the Prime Rate plus 1.00% if a Prime Rate Loan or (b) the Eurodollar Rate plus 1.00% if a Eurodollar Rate Loan. In the event any drawing on the line of credit becomes due, whether by acceleration or otherwise, it shall bear interest at a rate per annum equal to the Prime Rate plus 2.00%. Additionally, a commitment fee equal to.125% per annum of the amount of this line of credit shall be paid by Borrower to Lender, such amount to be paid in quarterly installments on the last day of each March, June, September and December or on the termination of this line of credit. The line of credit agreement shall have an initial term of 364 days beginning with the date first stated above, and shall automatically renew for successive periods of 364 days, unless the Lender shall notify the Borrower of its intention not to renew the line of credit agreement not less than sixty (60) days prior to the expiration of the then existing term. As of December 31, 2012, the amount of drawings on the line of credit amounted to $20 million and is included in “Other liabilities” in the Statutory Basis Balance Sheets. Interest expense and commitment fees of $0.2 million and $0.03 million in 2012, are included in “Net investment income” in the Statutory Basis Statements of Operations, of which $3 thousand is unpaid interest expense included in “Other Liabilities” in the Statutory Basis Balance Sheets.

Settlement of Intercompany Transactions:

In accordance with NAIC SAP, all transactions between related parties are required to have a written agreement that provides for a timely settlement of amounts owed, including a specific due date. Amounts over 90 days due are to be non-admitted along with any uncollected receivable from a related party that is not part of a written agreement. The Company has determined that written agreements are in place for all intercompany transactions and that these written agreements contain specific due dates. As of December 31, 2012, no intercompany receivable due to the Company is over 90 days past due.

NOTE I—SEPARATE ACCOUNTS

General Nature and Characteristics of Separate Account Business:

Separate and variable accounts held by the Company represent primarily funds for which there are no guarantees. The assets of the Company’s separate accounts are carried at book value, which approximates fair value.

In accordance with the products/transactions recorded within the separate accounts, all assets are considered legally insulated from the general account. The legal insulation of the separate accounts assets prevents such assets from being generally available to satisfy claims resulting from the general account.

As of December 31, 2012 and 2011, the Company’s separate accounts statement includes legally insulated assets of $10,100 million and $8,160 million, respectively.

In accordance with the products/transaction recorded within the separate accounts, some separate accounts liabilities are guaranteed by the general account.

B-92

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

As of December 31, 2012 and 2011, the general account of the Company had a maximum guarantee for separate accounts liabilities of $333 million and $538 million, respectively (See “NAR” in Note B). To compensate the general account for the risk taken, the separate accounts have paid risk charges of $179 million, $141 million and $119 million for the years ended December 31, 2012, 2011, and 2010, respectively.

The general account of the Company had paid $0.23 million, $0.02 million and $0.03 million towards separate accounts guarantees for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

Information regarding the separate accounts of the Company for the years ended December 31, 2012 and 2011 were as follows:

December 31, 2012	Non-indexed Guarantee Less Than/Equal to 4%	Non- Guaranteed Separate Accounts	Total
	(In millions)
Premium, considerations and deposits for the year ended:	$—	$1,833	$1,833

Reserves by valuation basis and withdrawal characteristics:
Market value	$—	$9,814	$9,814
Market value/not subject to discretionary withdrawals	—	16	16

Total reserves for separate accounts	—	9,830	9,830

Charges for investment management administration and contract guarantees	—	38	38
Accrued expense allowances	—	230	230

Separate accounts liabilities	$—	$10,098	$10,098

December 31, 2011	Non-indexed Guarantee Less Than/Equal to 4%	Non- Guaranteed Separate Accounts	Total
	(In millions)
Premium, considerations and deposits for the year ended:	$—	$1,539	$1,539

Reserves by valuation basis and withdrawal characteristics:
Market value	$—	$7,944	$7,944
Market value/not subject to discretionary withdrawals	—	16	16

Total reserves for separate accounts	—	7,960	7,960

Charges for investment management administration and contract guarantees	—	25	25
Accrued expense allowances	—	173	173

Separate accounts liabilities	$—	$8,158	$8,158

B-93

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The following represents a reconciliation of net transfers from the Company to the separate accounts. Transfers are reported in the Summary of Operations of the Separate Account Annual Statement:

	2012	2011
	(In millions)
Transfers to separate accounts:
Non-indexed guarantee less than/equal to 4%	$—	$—
Non-guaranteed separate accounts	1,833	1,539
Transfers from separate accounts:
Non-indexed guarantee less than/equal to 4%	—	—
Non-guaranteed separate accounts	(1,182)	(1,392)

Net transfers (from) to separate accounts	651	147

Reconciling Adjustments:
Mortality and expense guarantees—variable	115	98
Administrative fees—variable annuity	59	37
Cost of insurance	19	21

Total adjustments	193	156

Net transfers to separate accounts as reported in the Statutory Basis Statements of Operations of the Company	$844	$303

NOTE J—ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity actuarial reserves and deposit type contract funds and other liabilities without life or disability contingencies as of December 31, 2012 and 2011 were as follows:

December 31, 2012	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percentage of Total
		(In millions)
Subjected to discretionary withdrawal:
With market value adjustment	$80	$—	$—	$80	1%
At book value less current surrender charge of 5% or more	111	—	—	111	1%
At fair value	—	7,235	2,118	9,353	84%

Total with adjustment or at market value	191	7,235	2,118	9,544	86%
At book value without adjustment (minimal or no charge or adjustment)	1,114	—	—	1,114	10%
Not subjected to discretionary withdrawal	397	16	—	413	4%

Total (gross)	1,702	7,251	2,118	11,071	100%
Reinsurance ceded	—	—	—	—	—

Total (net)	$1,702	$7,251	$2,118	$11,071	100%

B-94

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

December 31, 2011	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percentage of Total
		(In millions)
Subjected to discretionary withdrawal:
With market value adjustment	$75	$—	$—	$75	1%
At book value less current surrender charge of 5% or more	192	—	—	192	2%
At fair value	—	5,679	1,819	7,498	82%

Total with adjustment or at market value	267	5,679	1,819	7,765	85%
At book value without adjustment (minimal or no charge or adjustment)	1,077	—	—	1,077	12%
Not subjected to discretionary withdrawal	291	16	—	307	3%

Total (gross)	1,635	5,695	1,819	9,149	100%
Reinsurance ceded	—	—	—	—	—

Total (net)	$1,635	$5,695	$1,819	$9,149	100%

NOTE K—LITIGATION

The Company is engaged in various legal actions arising out of its insurance and investment operations. In the opinion of management, any losses together with the ultimate liability resulting from such actions would not have a material adverse effect on the financial position or cash flows of the Company.

NOTE L—FINANCIAL INFORMATION

Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance.

Under the Delaware Insurance Law, the maximum amounts of distributions that can be made to the Company’s parent in any given year, without prior approval by the Delaware Commissioner of Insurance, is equal to the greater of (i) 10.00% of the Company’s surplus as of December 31 of the preceding calendar year, or (ii) the net gain from operations for the preceding calendar year (excluding realized investment losses). Any dividends paid, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus also requires the prior approval of the Delaware Commissioner of Insurance. At December 31, 2012, the maximum amount of dividends the Company could pay in 2013 without prior approval from the state insurance regulatory authorities was $22 million.

The following reconciles the statutory net (loss) income of the Company as reported to the regulatory authorities to consolidated GAAP net loss:

	2012	2011
	(In millions)
Statutory net (loss) income	$(29)	$—
Adjustments to reconcile to GAAP:
Net loss of subsidiaries	(7)	(1)
Change in deferred policy acquisition costs	108	137
Future policy benefits	(100)	(189)
Reinsurance	(8)	(6)
Deferred federal income tax benefit	12	24
Transfer to interest maintenance reserve	2	4
Amortization of interest maintenance reserve	(2)	—

Consolidated GAAP net loss	$(24)	$(31)

B-95

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The following reconciles the statutory capital and surplus of the Company as reported to the regulatory authorities to consolidated GAAP stockholder’s equity:

	2012	2011
	(In millions)
Statutory capital and surplus	$215	$254
Add (deduct) cumulative effect of adjustments:
Deferred policy acquisition costs	464	476
Elimination of asset valuation reserve	14	14
Future policy benefits	(127)	(108)
Establishment of additional deferred federal income taxes	(27)	(75)
Unrealized gains on investments	94	88
Separate account allowances	(230)	(173)
Other liabilities	(65)	(54)

Consolidated GAAP stockholder’s equity	$338	$422

NOTE M—SUBSEQUENT EVENTS

The Company considers events occurring after the balance sheet date but prior to March 20, 2013, the issuance of the financial statements to be subsequent events requiring disclosure.

On February 26, 2013, The Guardian’s Board of Directors granted authority to contribute up to $125 million of capital to GIAC, over the next 3 years, to fund the continued growth in the variable annuity and fixed annuity platforms, as well as continued investments in the 401k platform.

B-96

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2012

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

SCHEDULE 1—SELECTED FINANCIAL DATA

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

	2012	Annual Statement References
Investment Income Earned		Exhibit of Net Investment Income
U.S. Government bonds	$447,589
Bonds exempt from U.S. tax	—
Other bonds (unaffiliated)	74,306,682
Bonds of affiliates	—
Preferred stocks (unaffiliated)	193,840
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	5,266,227
Mortgage loans	1,806
Real estate	—
Contract loans	6,757,504
Cash, cash equivalents and short-term investments	73,872
Derivative instruments	—
Other invested assets	—
Aggregate write-ins for investment income	19,037

Total gross investment income	$87,066,557

Real Estate Owned—Statement Value	—	Schedule A

Mortgage Loans—Book Value
Farm mortgages	$—	Schedule B
Residential mortgages	—
Commercial mortgages	2,000,000

Total mortgage loans	$2,000,000

Mortgage Loans by Standing—Book Value
Good standing	$—	Schedule B
Interest overdue more than 3 months, not in foreclosure	—
Foreclosure in process	—

Total mortgage loans	$—

Other Long-Term Invested Assets—Statement Value	16,066,408	Schedule BA, Part 1
Bonds and Stocks of Parents, Subsidiaries and Affiliates—Book Value	—	Schedule D, Summary by Country
Bonds	—
Preferred stocks	—
Common stocks	3,439,055

B-97

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2012

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

SCHEDULE 1—SELECTED FINANCIAL DATA

	2012	Annual Statement References
Bonds and Short-Term Investments by Class & Maturity		Schedule D, Part 1A, Sec. 1
Bonds by Maturity—Statement Value
Due within one year or less	$347,759,476
Over 1 year through 5 years	929,883,638
Over 5 years through 10 years	354,952,472
Over 10 years through 20 years	43,439,883
Over 20 years	95,900,189

Total by Maturity	$1,771,935,658

Bonds by Class—Statement Value
Class 1	$954,084,725
Class 2	783,135,772
Class 3	29,190,840
Class 4	3,769,263
Class 5	1,754,908
Class 6	150

Total by Class	$1,771,935,658

Total Bonds Publicly Traded	1,595,234,800
Total Bonds Privately Placed	176,700,858
Preferred Stocks—Fair Value	2,500,000	Schedule D, Part 2, Sec. 1
Common Stocks—Fair Value	3,506,615	Schedule D, Part 2, Sec. 2
Short-Term Investments—Book Value	12,544,058	Schedule DA, Part 1
Options, Caps Floors, Collars, Swaps and Forwards	—	Schedule DB, Part A, Sec. 1
Financial Futures Contracts Open—Current Price	(500,660,190)	Schedule DB, Part B, Sec. 1
Cash on Deposit	(7,851,098)	Schedule E—Part 1

Life Insurance in Force (Net of Reinsurance)		Exhibit of Life Insurance
Industrial	—
Ordinary	784,364,000
Credit Life	—
Group Life	30,868,000

Amount of Additional Accidental Death Insurance In Force under Ordinary Policies	24,316,000	Exhibit of Life Insurance
Life Insurance Policies with Disability Provisions In Force		Exhibit of Life Insurance
Industrial	—
Ordinary	1,253,650,000
Credit Life	—
Group Life	292,358,000

B-98

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2012

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

SCHEDULE 1—SELECTED FINANCIAL DATA

	2012	Annual Statement References
Supplementary Contracts in Force		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Ordinary—Not Involving Life Contingencies
Amount on Deposit	—
Income Payable	—
Ordinary—Involving Life Contingencies
Income Payable	—
Group—Not Involving Life Contingencies
Amount on Deposit	—
Income Payable	—
Group—Involving Life Contingencies
Income Payable	—

Annuities—Ordinary		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Immediate
Amount of Income Payable	55,533,817
Deferred—Fully Paid Account Balance	—
Deferred—Not Fully Paid—Account Balance	8,260,419,106

Annuities—Group		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Amount of Income Payable	—
Fully Paid Account Balance	—
Deferred—Not Fully Paid—Account Balance	1,816,707,624

Accident and Health Insurance—Premiums In Force
Group	—
Credit	—
Other	—

Deposit Funds and Dividend Accumulations		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Deposit Funds—Account Balance	436,106,809
Dividend Accumulations—Account Balance	—

B-99

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

INVESTMENTS OF REPORTING ENTITY—APPENDIX A-001

AS OF DECEMBER 31, 2012

Section 2. Investment Risk Interrogatories

Answer the following interrogatories by stating the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	State the reporting entity’s total admitted assets as reported on page two of the annual statement

$1,973,351,158.

2.	State the ten largest exposures to a single issuer/borrower/investment.

	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a.	Park Avenue Securities	Other Invested Asset	$16,066,408	0.8%
b.	Time Warner Cable inc.	Bonds	$15,482,693	0.8%
c.	BP PLC	Bonds	$13,717,934	0.7%
d.	Goldman Sachs Group Inc.	Bonds	$11,541,980	0.6%
e.	Coca-Cola Co.	Bonds	$11,358,818	0.6%
f.	Credit Suisse Group	Bonds	$11,176,647	0.6%
g.	Astrazeneca	Bonds	$11,099,854	0.6%
h.	St. Paul Companies	Bonds	$10,936,188	0.6%
i.	JP Morgan Chase & Co.	Bonds	$10,889,764	0.6%
j.	Enterprise Products	Bonds	$10,846,312	0.5%

3.	State the amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Amount	Percentage of Total Admitted Assets	Preferred Stocks	Amount	Percentage of Total Admitted Assets
NAIC-1	$954,084,725	48.3%	P/RP-1	$—	0.0%
NAIC-2	$783,135,772	39.7%	P/RP-2	$—	0.0%
NAIC-3	$29,190,840	1.5%	P/RP-3	$4,000,000	0.2%
NAIC-4	$3,769,263	0.2%	P/RP-4	$—	0.0%
NAIC-5	$1,754,908	0.1%	P/RP-5	$—	0.0%
NAIC-6	$150	0.0%	P/RP-6	$—	0.0%

4.	Assets held in foreign investments:

	Amount	Percentage
a. Are assets held in foreign investments less than 2.5% of the entity’s total admitted assets? Yes { } No {X}
b. Total admitted assets held in foreign investments	$187,605,683	9.5%
c. Foreign-currency-denominated investments	$67,560	0.0%
d. Insurance liabilities denominated in that same foreign currency	$—	0.0%

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	Amount	Percentage
Countries rated NAIC-1	$184,379,997	9.3%
Countries rated NAIC-2	$3,225,686	0.2%
Countries rated NAIC-3 or below	$—	0.0%

B-100

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

INVESTMENTS OF REPORTING ENTITY—APPENDIX A-001

AS OF DECEMBER 31, 2012

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage
Countries rated NAIC-1:
Country: United Kingdom	$62,645,092	3.2%
Country: France	$29,052,625	1.5%
Countries rated NAIC-2:
Country: Panama	$1,163,247	0.1%
Country: Trinidad & Tobago	$1,058,824	0.1%
Countries rated NAIC-3 or below

	Amount	Percentage
7. Aggregate unhedged foreign currency exposure:	$67,560	0.0%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

	Amount	Percentage
i. Countries rated NAIC-1	$67,560	0.0%
ii. Countries rated NAIC-2	$—	0.0%
iii. Countries rated NAIC-3 or below:	$—	0.0%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage
i. Countries rated NAIC-1:
Country: France	$67,560	0.0%
ii. Countries rated NAIC-2:
Country:	$—	0.0%
iii. Countries rated NAIC-3 or below
Country:	$—	0.0%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	Issuer	NAIC Rating	Amount	Percentage
1.	BP Capital Markets PLC	1FE	$13,717,934	0.7%
2.	Astrazeneca	1FE	$11,099,854	0.6%
3.	Electricite De France	1FE	$9,983,132	0.5%
4.	Arcelormittal	3FE	$9,783,329	0.5%
5.	Covidien Ltd.	1FE	$8,053,460	0.4%
6.	Woodside Finance Ltd.	2FE	$6,998,135	0.4%
7.	Vodafone Group PLC	1FE	$6,977,086	0.4%
8.	France Telecom	1FE	$6,171,262	0.3%
9.	Diageo PLC	1FE	$6,065,598	0.3%
10.	Wea Finance	1FE	$5,609,780	0.3%

11.	State the amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure.

Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?

Yes  {  }     No  {X}

Total admitted assets held in Canada investments.	$56,588,684	2.9%

B-101

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

INVESTMENTS OF REPORTING ENTITY—APPENDIX A-001

AS OF DECEMBER 31, 2012

12.	State the aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions.

Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required.    Yes  {X}    No  {  }

13.	State the amounts and percentages of admitted assets held in the ten largest equity interests.

Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required.    Yes  {X}    No  {  }

14.	State the amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities.

Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required.    Yes  {X}    No  {  }

15.	State the amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?    Yes  {X}    No  {  }

16.	State the amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?    Yes  {X}    No  {  }

17.	State the amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

Are assets held in real estate less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?    Yes  {X}    No  {  }

18.	State the amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

Are assets held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?    Yes  {X}    No  {  }

19.	State the amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Securities lending agreements (do not include assets held as collateral for such transactions)	$—	%	$—	$—	$—
b.	Repurchase agreements	$10,000,000	0.5%	$—	$—	$—
c.	Reverse repurchase agreements	$—	%	$—	$—	$—
d.	Dollar repurchase agreements	$—	%	$—	$—	$—
e.	Dollar reverse repurchase agreements	$—	%	$—	$—	$—

B-102

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

INVESTMENTS OF REPORTING ENTITY—APPENDIX A-001

AS OF DECEMBER 31, 2012

20.	State the amounts and percentages of the entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
a.	Hedging	$—	%	$—	%
b.	Income generation	$—	%	$—	%
c.	Other	$—	%	$—	%

21.	State the amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Hedging	$—	%	$—	$—	$—
b.	Income generation	$—	%	$—	$—	$—
c.	Replications	$—	%	$—	$—	$—
d.	Other	$—	%	$—	$—	$—

22.	State the amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Hedging	$40,689,105	2.1%	$31,689,500	$54,813,330	$48,012,800
b.	Income generation	$—	%	$—	$—	$—
c.	Replications	$—	%	$—	$—	$—
d.	Other	$—	%	$—	$—	$—

B-103

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

APPENDIX A-001

AS OF DECEMBER 31, 2012

Section 3.  Summary Investment Schedule

Investment Categories	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Bonds:
U.S. Treasury Securities	$15,835,334	0.83%	$15,835,334	0.83%
U.S. Government agency obligations (excluding mortgage-backed securities):
Issued by U.S. Government agencies	—	0.00%	—	0.00%
Issued by U.S. Government sponsored agencies	—	0.00%	—	0.00%
Non-U.S. Government (including Canada, excluding mortgage-backed securities):	—	0.00%	—	0.00%
Securities issued by states, territories and possessions and political subdivisions in the U.S.:
States, territories and possessions general obligations	11,727,885	0.62%	11,727,885	0.62%
Political subdivisions of states, territories and possessions and political subidivisions general obligations	11,444,167	0.60%	11,444,167	0.60%
Revenue and assessment obligations	17,119,356	0.90%	17,119,356	0.90%
Industrial development and similar obligations	—	0.00%	—	0.00%
Mortgage-backed securities (includes residential and commercial MBS):
Pass-through securities:
Issued or guaranteed by GNMA	15,812	0.00%	15,812	0.00%
Issued or guaranteed by FNMA and FHLMC	249,213	0.01%	249,213	0.01%
All other	—	0.00%	—	0.00%
CMOs and REMICs:
Issued or guaranteed by GNMA, FNMA, FHLMC or VA	—	0.00%	—	0.00%
Issued by non-U.S. Government issuers and collateralized by mortgage-backed securities issued or guaranteed by agencies as mentioned above	77,208	0.00%	77,208	0.00%
All other	30,248,957	1.59%	30,248,957	1.59%
Other debt and other fixed income securities (excluding short term):
Unaffiliated domestic securities (includes credit tenant loans and hybrid securities)	1,399,948,610	73.60%	1,399,948,610	73.60%
Unaffiliated non-U.S. securities (including Canada)	244,126,807	12.84%	244,126,807	12.84%
Affiliated securities	—	0.00%	—	0.00%

*	Gross Investment Holdings as valued in compliance with NAIC Accounting Practices & Procedures Manual

B-104

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

APPENDIX A-001

AS OF DECEMBER 31, 2012

Investment Categories	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Equity interests:
Investments in mutual funds	—	0.00%	—	0.00%
Preferred stocks:
Affiliated	—	0.00%	—	0.00%
Unaffiliated	4,000,000	0.21%	4,000,000	0.21%
Publicly traded equity securities (excluding preferred stocks):
Affiliated	—	0.00%	—	0.00%
Unaffiliated	67,560	0.00%	67,560	0.00%
Other equity securities:
Affiliated	3,439,054	0.18%	3,439,054	0.18%
Unaffiliated	—	0.00%	—	0.00%
Other equity interests including tangible personal property under lease:
Affiliated	—	0.00%	—	0.00%
Unaffiliated	—	0.00%	—	0.00%
Mortgage loans:
Construction and land development	—	0.00%	—	0.00%
Agricultural	—	0.00%	—	0.00%
Single family residential properties	—	0.00%	—	0.00%
Multifamily residential properties	—	0.00%	—	0.00%
Commercial loans	2,000,000	0.11%	2,000,000	0.11%
Mezzanine real estate loans	—	0.00%	—	0.00%
Real estate investments:
Property occupied by the Company	—	0.00%	—	0.00%
Property held for the production of income	—	0.00%	—	0.00%
Property held for sale	—	0.00%	—	0.00%
Contract loans	112,201,129	5.90%	112,201,129	5.90%
Derivatives	—	0.00%	—	0.00%
Receivables for securities	169,298	0.01%	169,298	0.01%
Securities lending	—	0.00%	—	0.00%
Cash, cash equivalents and short term investments	33,291,213	1.75%	33,291,213	1.75%
Other Invested Assets	16,066,408	0.85%	16,066,408	0.85%

Total Invested Assets	$1,902,028,011	100.00%	$1,902,028,011	100.00%

*	Gross Investment Holdings as valued in compliance with NAIC Accounting Practices & Procedures Manual

B-105

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.:

We have audited the accompanying statutory financial statements of Guardian Insurance & Annuity Company, Inc. which comprise the statutory basis balance sheets as of December 31, 2012 and 2011, and the related statutory basis statements of operations and of changes in capital and surplus, and of cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note B to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note B and accounting principles generally accepted in the United States of America are material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2012 and 2011, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note B.

B-106

Opinion on Supplemental Schedules

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying Schedule I—Selected Financial Data, Investment Risk Interrogatories, and Summary Investment Schedule of the Company (collectively “the supplemental schedules”) as of December 31, 2012 and for the year then ended are presented for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The effects on the supplemental schedules of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the supplemental schedules do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2012 and for the year then ended. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

New York, New York

March 20, 2013

B-107

Asset Builder

The Guardian Separate Account R

PART C. OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	The following financial statements have been incorporated by reference or are included in Part B:

(1)	The Guardian Separate Account R:

Statement of Assets and Liabilities as of December 31, 2012

Statement of Operations for the Year Ended December 31, 2012

Statements of Changes in Net Assets for the Years Ended December 31, 2012 and 2011

Notes to Financial Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(2)	The Guardian Insurance & Annuity Company, Inc.:

Statutory Basis Balance Sheets as of December 31, 2012 and 2011

Statutory Basis Statements of Operations for the Years Ended December 31, 2012 and 2011

Statutory Basis Statements of Changes in Surplus for the Years Ended December 31, 2012 and 2011

Statutory Basis Statements of Cash Flows for the Years Ended December 31, 2012 and 2011

Notes to Statutory Basis Financial Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(b)	Exhibits

Number	Description
1	Resolutions of the Board of Directors of The Guardian Insurance & Annuity Company, Inc. establishing Separate Account R(1)

2	Not Applicable

3	Underwriting and Distribution Contracts:

(a) Distribution and Service Agreement between The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services Corporation, as amended(1)

(b) Form of Broker-Dealer Supervisory and Service Agreement(1)

4	Specimen of Variable Annuity Contract(1)

5	Form of Application for Variable Annuity Contract(2)

6	(a) Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc. dated March 2, 1970, as amended August 29, 1986 and December 21, 1999(1)

(b) By-laws of The Guardian Insurance & Annuity Company, Inc(1)

7	Not Applicable

8	Amended and Restated Agreement for Services and Reimbursement Therefor, between The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc.(1)

9	Opinion of Counsel(2)

10	Consent of PricewaterhouseCoopers LLP(3)

11	Not Applicable

12	Not Applicable

13	Schedule for Computation of Performance Quotations(1)

14	(a) Power of Attorney executed by Michael B. Cefole(3)

(b) Power of Attorney executed by Robert E. Broatch(3)

(c) Power of Attorney executed by Donald P. Sullivan, Jr.(3)

(d) Power of Attorney executed by Michael Slipowitz(3)

(1)	Incorporated by reference to the Registration Statement on Form N-4 (Reg. No. 333-109483) as initially filed on October 3, 2003.
(2)	Incorporated by reference to the Registration Statement on Form N-4 (Reg. No. 333-109483) as filed on December 22, 2003.
(3)	Filed herewith.

Item 25.	Directors and Officers of the Depositor

The following is a list of directors and officers of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), the depositor of the Registrant. The principal business address of each director and officer is 7 Hanover Square, New York, New York 10004.

Name	Positions with GIAC
Michael B. Cefole	Director & President
Robert E. Broatch	Director
Donald P. Sullivan, Jr.	Director
Michael Slipowitz	Director & Senior Vice President & Corporate Chief Actuary
Thomas G. Sorell	Executive Vice President & Chief Investment Officer
Tracy L. Rich	Executive Vice President, General Counsel and Corporate Secretary
Richard T. Potter, Jr.	Senior Vice President & Counsel
Barry I. Belfer	Senior Vice President & Treasurer
Kimberly A. Flemm	Vice President, Retirement Services & Operations
Jason S. Frain	Vice President, 401(k) Product Management
John H. Walter	Vice President & Director of Finance
Bruce P. Chapin	Vice President, Corporate Tax
Gordon Bailey	Vice President & Chief Financial Officer
Douglas Dubitsky	Vice President, Product Management
James J. Consolati	Vice President, Retirement Services
Elizabeth Rogalin	Vice President & Chief Actuary, Retirement Solutions
Robert J. Varga	Vice President, National Accounts
Howard W. Chin	Managing Director
Robert J. Crimmins, Jr.	Managing Director
Thomas M. Donohue	Managing Director
Alexander M. Grant, Jr.	Managing Director
Jonathan C. Jankus	Managing Director
Howard G. Most	Managing Director
Robert A. Reale	Managing Director
Kevin Booth	Managing Director
Atanas H. Goranov	Managing Director & Derivatives Risk Officer
Leslie A. Barbi	Managing Director, Fixed Income Investments
Brian E. Keating	Managing Director, Private Placements
Linda Senker	Chief Compliance Officer

Item 26.	Persons Controlled by or under Common Control with Registrant

The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America (“Guardian Life”), the parent company of GIAC, the Registrant’s depositor, as of February 28, 2013. Those entities that are indented under another entity are subsidiaries of that entity and, therefore, indirect subsidiaries of Guardian Life.

Name	State of Incorporation or Organization	Percent of Voting Securities Owned
The Guardian Insurance & Annuity Company, Inc.	Delaware	100%
Guardian Baillie Gifford Limited	Scotland	51%
Park Avenue Securities LLC	Delaware	100%
Guardian Investor Services LLC	Delaware	100%
RS Investment Management Co. LLC	Delaware	87.54%
RS Investments (Hong Kong) Limited	HK	100% (indirectly owned)
RS Investments (UK) Limited	England	100% (indirectly owned)
RS Funds Distributor LLC	Delaware	100% (indirectly owned)
RS Invesment Management (Singapore) Pte Ltd.	Singapore	100% (indirectly owned)
RS Fund General Partner, LLC	Delaware	100% (indirectly owned)
RS Invesment Management, LP	California	99.9% (indirectly owned)
Berkshire Life Insurance Company of America	Massachusetts	100%
Berkshire Acquisition LLC	Delaware	100%
Park Avenue Life Insurance Company	Delaware	100%
Family Service Life Insurance Company	Texas	100%
Sentinel American Life Insurance Company	Texas	100%
Managed Dental Care	California	100%
eMoney Advisor Holdings, LLC	Delaware	65%
eMoney Advisor, LLC	Delaware	65% (indirectly owned)
First Commonwealth, Inc.	Delaware	100%
First Commonwealth Limited Health Services Corporation	Illinois	100%
First Commonwealth of Illinois, Inc.	Illinois	100%
First Commonwealth of Missouri, Inc.	Missouri	100%
First Commonwealth Limited Health Service Corporation of Michigan	Michigan	100%
First Commonwealth Insurance Company	Illinois	100%
Managed DentalGuard, Inc.	Ohio	100%
Reed Group, Ltd.	Colorado	100%
Managed DentalGuard, Inc.	New Jersey	100%
Managed DentalGuard, Inc.	Texas	100%
Guardian CapCo, LLC	Delaware	100%
Lowe Capital Partners, LLC	Delaware	80%
Guardian LEIM, LLC	Delaware	100%
Lowe Enterprises Investment Management, LLC	Delaware	50%
Hanover Goodyear LLC	Delaware	100%
Innovative Underwriters, Inc.	New Jersey	100%
Guardian LCP Hospitality LLC	Delaware	100%
Guardian LCP Hospitality I LLC	Delaware	100%
Guardian LCP Hospitality Finance LLC	Delaware	100%
Guardian Quincy LLC	Delaware	100%
Hanover Acquisition LLC	Delaware	100%
Hanover Acquisition II LLC	Delaware	100%
Hanover Acquisition 3 LLC	Delaware	100%
Hanover Acquisition IV LLC	Delaware	100%
Hanover Acquisition 5 LLC	Delaware	100%
Guardian Ledges LLC	Delaware	100%
Guardian Shores, LLC	Delaware	100%
Guardian Wakefield LLC	Delaware	100%
Guardian Distributors, LLC	Delaware	100%
Guardian Bently LLC	Delaware	100%
Guardian Blossom Hill, LLC	Delaware	100%
Guardian/KW Blossom Hill, LLC	Delaware	85%
Guardian LIHTC 1 LLC	Delaware	100%
Guardian Juanita Village, LLC	Delaware	100%
RS High Yield Fund	Massachusetts	47.37%
RS High Yield Bond VIP Series	Massachusetts	27.28%
RS Capital Appreciation Fund	Massachusetts	15.77%
RS Global Growth Fund	Massachusetts	87.56%
RS Greater China Fund	Massachusetts	96.72%
RS Strategic Income Fund	Massachusetts	47.56%

The following list sets forth the entities directly controlled by GIAC for the benefit of various contract holders and, thus, indirectly controlled by Guardian Life, as of February 28, 2013:

Name	Place of Incorporation or Organization	Approximate Percentage of Voting Securities Owned by GIAC
RS Variable Products Trust	Massachusetts	100%

Item 27.	Number of Contract owners

Type of Contract	As of February 28, 2013
Non-Qualified	11,012
Qualified	29,809

Total	40,821

Item 28.	Indemnification

The By-Laws of The Guardian Insurance & Annuity Company, Inc. provide that the Company shall, to the fullest extent legally permissible under the General Corporation Law of the State of Delaware, indemnify and hold harmless officers and directors of the Corporation for certain liabilities reasonably incurred in connection with such person’s capacity as an officer or director.

The Certificate of Incorporation of the Corporation includes the following provision:

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 164 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a) Guardian Investor Services LLC (“GIS”) is the principal underwriter of the Registrant’s variable annuity contracts and it is also the principal underwriter of shares of the RS Variable Products Trust. The aforementioned variable products trust is registered with the SEC as a series of open-end management investment companies under the Investment Company Act of 1940, as amended (“1940 Act”). In addition, GIS is the distributor of variable annuity and variable life insurance contracts currently offered by GIAC through its separate accounts, The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M, The Guardian Separate Account N, The Guardian Separate Account Q, The Guardian Separate Account R, Separate Account 1 and Separate Account 2 which are all registered as unit investment trusts under the 1940 Act.

(b) The following is a list of managers and principal officers of GIS. The principal business address of each person is 7 Hanover Square, New York, New York 10004.

Name	Position(s) with GIS
Michael Cefole	Manager & Chairman
Robert E. Broatch	Manager
D. Scott Dolfi	Manager
Tracy L. Rich	Executive Vice President, General Counsel & Corporate Secretary
Thomas G. Sorell	Executive Vice President & Chief Investment Officer
Donald P. Sullivan, Jr.	President
Barry I. Belfer	Senior Vice President & Treasurer
Philip Eichinger	Senior Vice President & National Sales Manager of Mutual Funds
Richard T. Potter, Jr.	Senior Vice President & Counsel
John H. Walter	Senior Vice President, Controller
Bruce P. Chapin	Vice President, Corporate Tax
James J. Consolati	Vice President, Retirement Services
Philip Edelstein	Vice President, National Sales Manager
Gregg Forger	Vice President, Internal Sales
Colin Lake	Vice President, National Sales Manager
James Lake	Vice President, National Sales Manager
Dale W. Magner	Vice President, Retirement Product Sales
Kurt J. Shallow	Vice President, Risk Products Distribution
Andrew M. Shainberg	Vice President & Chief Compliance Officer, Broker Dealer
James Tracy	Vice President, Investment Research Group
Robert J. Varga	Vice President, National Accounts
Michael J. Bessel	Managing Director & Chief Compliance Officer, Investment
Bryan S. Tutor	Senior Vice President, Finance
Leslie A. Barbi	Managing Director
Kevin Booth	Managing Director
Howard W. Chin	Managing Director
Robert J. Crimmins, Jr.	Managing Director
Thomas M. Donohue	Managing Director
Atanas H. Goranov	Managing Director
Alexander M. Grant, Jr.	Managing Director
Jonathan C. Jankus	Managing Director
Brian E. Keating	Managing Director
Howard G. Most	Managing Director
John B. Murphy	Managing Director
Robert A. Reale	Managing Director

(c) GIS, as the principal underwriter of the Registrant’s variable annuity contracts received, either directly or indirectly, the following commissions or other compensation from the Registrant during the last fiscal year.

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
N/A	N/A	N/A	N/A

Item 30.	Location of Accounts and Records

Most of the Registrant’s accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by GIAC, the depositor, at its Customer Service Office, 3900 Burgess Place, Bethlehem, Pennsylvania 18017. Documents constituting the Registrant’s corporate records are also maintained by GIAC but are located at its Executive Office, 7 Hanover Square, New York, New York 10004.

Item 31.	Management Services

None.

Item 32.	Undertakings

(a)	The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payment under the variable annuity contracts may be accepted.

(b)	The Registrant hereby undertakes to include, as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information.

(c)	The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)	The Depositor, GIAC, hereby undertakes and represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Guardian Separate Account R certifies that it meets all of the requirements for effectiveness of the Post-Effective Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 26th day of April, 2013.

The Guardian Separate Account R
(Registrant)

By:	THE GUARDIAN INSURANCE & ANNUITY
COMPANY, INC.
(Depositor)

By:	/s/ Richard T. Potter, Jr.
Richard T. Potter, Jr.
Senior Vice President and Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the date indicated.

/s/ Michael B. Cefole*	President and Director
Michael B. Cefole (Principal Executive Officer)

/s/ Gordon Bailey	Vice President & Chief Financial Officer
Gordon Bailey
(Principal Financial Officer)

/s/ Robert E. Broatch*	Director
Robert E. Broatch

/s/ Michael Slipowitz*	Director & Senior Vice President & Corporate Chief Actuary
Michael Slipowitz

/s/ Donald P. Sullivan, Jr.*	Director
Donald P. Sullivan, Jr.

By	/s/ Richard T. Potter, Jr.	Date: April 26, 2013
Richard T. Potter, Jr.
Senior Vice President and Counsel

*	Pursuant to a Power of Attorney filed herewith.

Exhibit Index

Number	Description
10	Consent of PricewaterhouseCoopers LLP
14(a)	Power of Attorney executed by Michael B. Cefole
14(b)	Power of Attorney executed by Robert E. Broatch
14(c)	Power of Attorney executed by Donald P. Sullivan, Jr.
14(d)	Power of Attorney executed by Michael Slipowitz